As filed with the Securities and Exchange Commission on July 5, 2017
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2017
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Global Allocation Fund

Hedged Option Premium Strategy Fund

Long Short Fund

Long Short Credit Fund

Multi-Asset Income Fund

Risk Balanced Commodity Strategy Fund

U.S. Equity Index PutWrite Strategy Fund

Semi-Annual Report

April 30, 2017

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Global Allocation Fund	2
Hedged Option Premium Strategy Fund	4
Long Short Fund	6
Long Short Credit Fund	8
Multi-Asset Income Fund	10
Risk Balanced Commodity Strategy Fund	12
U.S. Equity Index PutWrite Strategy Fund	14
FUND EXPENSE INFORMATION	21
SCHEDULE OF INVESTMENTS
Global Allocation Fund	23
Positions by Industry	43
Hedged Option Premium Strategy Fund	45
Long Short Fund	48
Long Short Credit Fund	60
Multi-Asset Income Fund	69
Risk Balanced Commodity Strategy Fund	90
U.S. Equity Index PutWrite Strategy Fund	96
FINANCIAL STATEMENTS	100
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Global Allocation Fund	148
Hedged Option Premium Strategy Fund	150
Long Short Fund	152
Long Short Credit Fund	154
Multi-Asset Income Fund	156
Risk Balanced Commodity Strategy Fund	158
U.S. Equity Index PutWrite Strategy Fund	160

Directory	164
Proxy Voting Policies and Procedures	165
Quarterly Portfolio Schedule	165
Neuberger Berman Hedged Option Premium Strategy Fund: Initial Consideration of the Management Agreement	166

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. @2017 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Global Allocation Fund, Neuberger Berman Hedged Option Premium Strategy Fund, Neuberger Berman Long Short Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Multi-Asset Income Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund.

The global financial market experienced periods of volatility and posted mixed results over the six months ended April 30, 2017. Shifting expectations on global growth, fiscal and monetary policy and a host of geopolitical events, including headline-inducing elections in the U.S. and abroad, impacted investor sentiment over the reporting period. However, for the six months as a whole, investor risk appetite was generally robust.

All told, the U.S. equity market, as measured by the S&P 500® Index, gained 13.32% over the reporting period. International developed and emerging market equities also posted strong results. Within fixed income, U.S. Treasury yields rose across the curve and the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, declined –0.67% during the period. Finally, inflation in the U.S. and abroad increased, lessening fears over deflation.

Following the November 2016 U.S. election, there were expectations for improving economic activity under the pro-growth Trump administration. As the reporting period progressed, skepticism about the timing and magnitude of the administration's ambitious plans increased given its initial failure to repeal and replace the Affordable Care Act. Looking ahead, we believe the U.S. economic expansion will continue at a relatively modest pace. While the labor market has showed continued strength and inflation has accelerated, we believe the U.S. Federal Reserve will take a measured approach in terms of raising interest rates. From an investment perspective, we continue to have high conviction with our portfolio managers and believe their portfolios are well positioned for the current and coming environment.

As always, thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Global Allocation Fund Commentary

Neuberger Berman Global Allocation Fund Institutional Class generated a 7.72% total return for the six month period ended April 30, 2017, and outperformed its benchmark, a custom blend consisting of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index, which provided a 6.25% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets generated positive returns during this reporting period. U.S. stocks, in particular, outperformed other regions but non-U.S. developed markets stocks and emerging markets (EM) stocks were also positive performers. In fixed income markets, U.S. and non-U.S. developed regions all generated negative returns but EM debt, in contrast, posted positive performance. In the U.S., the post-election outcome ignited a wave of pro-growth policy expectations, which contributed to a risk-on rally as equity indices reached record highs. The combination of higher consumer and business confidence, along with a tightening in the labor market amidst a recovery in inflation, created further optimism among investors. More recently, Europe has been benefitting from an accommodative stance, despite political risks, as economic data such as the Purchasing Managers Index (PMI) and Producer Price Index (PPI) hint towards a recovery. Japan has also experienced an uptick in Consumer Price Index (CPI) amidst easy monetary conditions and is benefitting from improving hourly wage growth and a boost in consumer confidence. In China, aggressive stimulus has aided short-term growth, but longer-term prospects remain in jeopardy as tightening financial conditions become an area of focus.

During the reporting period, equities were the largest positive contributors to the Fund's performance; however, the slight underweight to this asset class relative to the benchmark was a marginal detractor. Security selection within equities were additive to performance, primarily driven by the U.S. and EM regions. The Fund maintained a large underweight to fixed income relative to its benchmark over this period, a decision that contributed positively to performance. Security selection within fixed income, however, detracted from performance across most sectors. Our systematic tactical asset allocation overlay also contributed positively to performance for the period.

The Fund's aggregate use of futures, forward foreign currency and option contracts contributed to performance during the reporting period.

At this juncture, we continue to look for the sustainability of an earnings growth recovery and improved economic fundamentals. Given positive momentum and heightened expectations for pro-growth policy amidst a rebound in global economic data, risk assets have benefitted and valuations have become rich. For the time being, we are maintaining a bias towards equities (particularly across non-U.S. developed regions) and credit assets over a 12-month horizon. However, as many markets quickly pivoted from depression to elation following Trump's victory, significant risks are likely to persist moving forward. We continue to be vigilant on the risk front, as global economic growth, central bank policy, and geopolitics remain key areas to watch. Against this backdrop, we believe investors should anticipate ongoing volatility, but embrace a slight optimistic outlook on risk assets.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	7.72%	9.60%	4.87%	5.55%
Class A	12/29/2010	7.40%	9.08%	4.50%	5.17%
Class C	12/29/2010	7.10%	8.28%	3.72%	4.39%
With Sales Charge
Class A		1.27%	2.85%	3.26%	4.19%
Class C		6.10%	7.28%	3.72%	4.39%
Index
60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index*[1,2,4]		6.25%	7.99%	5.58%	5.34%
MSCI All Country World Index (Net)[1,2,4]		11.76%	15.14%	8.96%	7.52%
60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index*[1,2,4]		6.42%	8.35%	5.93%	5.68%
MSCI All Country World Index[1,2,4]		12.06%	15.77%	9.55%	8.10%

*  Effective August 24, 2016, the Barclays Global Aggregate Index changed its name to the Bloomberg Barclays Global Aggregate Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 4.39%, 4.78% and 5.53% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.90%, 1.26% and 2.01% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Hedged Option Premium Strategy Fund Commentary

Since inception on April 12, 2017, the Neuberger Berman Hedged Option Premium Strategy Fund Institutional Class generated a total return of 0.24% for the period ended April 30, 2017, underperforming its primary benchmark, the CBOE S&P 500 Iron Condor Index, which generated a total return of 0.53% for the same period. Given the short time between inception and the date of this report, the performance information is not indicative of how we anticipate the strategy to perform over longer time periods. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund's relative underperformance was largely attributable to a measured pace of investment over the first few weeks of the Fund's existence. The Fund pursues long-term growth of capital and income generation and is intended to experience limited correlation to broader equity markets. The Fund seeks to achieve its goal primarily through a strategy of selling (writing) put and call option spreads on U.S. indices, including the S&P 500® Index and the Russell 2000® Index, on exchange traded funds (ETFs) or on equity securities, and through investments in fixed income instruments. The Fund attempts to generate returns through the receipt of premiums from selling put and call option spreads, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying reference asset (e.g., the underlying index, ETF or security) on which the options are written. In an effort to diversify exposures and limit volatility, the Fund will sell put and call option spreads at varying strike prices and with varying expiration dates on various reference assets.

With each passing month, we believe the likelihood of rising interest rates seems to increase, which raises questions about the potential impact on the Fund's fixed income exposures. The market value of the Fund's cash and short-duration U.S. Treasury positions, which had an average duration of less than one year, was roughly unchanged for the period since inception. Despite a long history of interest rate data, most modern investment strategies have performance histories that only span a few brief periods of significantly rising interest rates. So looking at history offers only a limited perspective. However, we remain firm in our conviction that our limited duration exposure has the potential to help the Fund avoid significant losses should rates increase substantially. Further, in our view, an increase in equity market volatility will likely lead to higher option premiums, which may improve the return prospects of the Fund's option spread writing strategy.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Hedged Option Premium Strategy Fund

TICKER SYMBOLS

Institutional Class	NHOIX
Class A	NHOAX
Class C	NHOCX
Class R6	NHORX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
U.S. Treasury Obligations	36.2%
Options Purchased	0.0
Put Options Written	(0.4)
Short-Term Investment	63.9
Other Assets Less Liabilities	0.3
Total	100.0%

PERFORMANCE HIGHLIGHTS5

	Inception Date	Cumulative Total Return Ended 04/30/2017 Life of Fund
At NAV
Institutional Class	04/12/2017	0.24%
Class A	04/12/2017	0.24%
Class C	04/12/2017	0.20%
Class R6	04/12/2017	0.24%
With Sales Charge
Class A		–5.54%
Class C		–0.80%
Index
CBOE S&P 500 Iron Condor Index[1,2]		0.53%
S&P 500® Index[1,2]		1.33%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2017 are 1.42%, 1.78%, 2.53% and 1.35% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios for the current fiscal year are 0.65%, 1.01%, 1.76% and 0.58% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund Commentary

Neuberger Berman Long Short Fund Institutional Class generated a 7.46% total return for the six months ended April 30, 2017, outperforming its primary benchmark, the HFRX Equity Hedge Index, which returned 5.14% for the same period. The Fund underperformed the S&P 500® Index which provided a 13.32% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated strong results during the reporting period, as measured by the S&P 500 Index. Supporting the market was overall robust investor demand, expectations for improving economic growth under the Trump administration and generally solid corporate profits. While the U.S. Federal Reserve raised interest rates twice during the period, the central bank indicated that it would take a measured approach in terms of future rate hikes.

We maintained our constructive, albeit highly selective, outlook during the reporting period. This was reflected in the Fund's net long exposure during the period. The Fund remained constructively positioned during the period for an ongoing economic recovery in the U.S. Against this backdrop, the Fund's largest net sector weights were in Industrials, Consumer Staples and Information Technology on average during the period.

We categorize our long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation followed by Total Return and Opportunistic. We continued to identify what we believe to be compelling opportunities in Capital Growth relative to Total Return, as we believe higher interest rates could negatively impact longer duration assets and cash flows. The portfolio's short exposure includes both single name "Fundamental" shorts and "Market" shorts. During the period, Fundamental short exposure increased against the backdrop of heightened market volatility and greater dispersion within sectors. As fundamentals came back into focus, Market shorts consisted primarily of sector and market cap-specific indices in an attempt to help manage broader portfolio exposures, which also increased during the period.

Equity and credit long exposure added to Fund performance, while Fundamental shorts and the Fund's aggregate use of futures, options and swaps detracted from performance during the period.

We entered 2017 with a fairly constructive, albeit highly selective, outlook driven by solid recent economic data and the emergence of a seemingly more pro-business environment in the U.S. This improvement in business sentiment has been propelled by the anticipation of reduced regulation, lower tax rates, repatriation of assets held abroad and increased fiscal stimulus which, if executed correctly, we believe may provide a tailwind to growth and earnings. We believe the timing as well as the actual policies enacted will have a divergent effect on the various subsectors of the market, which will create opportunities long and short. Thus the policy details will matter a great deal. In our view, the critical market dynamic is the path from monetary policy to fiscal policy and its effect on growth, earnings, interest rates and the federal deficit. Nevertheless, we are very mindful of the complex world in which we live and invest. The risks of the long-term inflationary effects of continued government intervention, coupled with a myriad of ongoing geopolitical issues around the world, remain top of our mind. In these economic and financial conditions, we will remain dedicated to thinking deeply and creatively and strive to deliver attractive risk-adjusted returns. Given the vicissitudes of an increasingly global economy, we will also remain flexible in our decisions and open-minded to new ideas across different sectors, asset classes and geographies.

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	82.0%	(12.7)%
Corporate Bonds	7.6	(1.1)
Convertible Bonds	0.6	—
Exchange Traded Funds	—	(2.7)
Master Limited Partnerships	0.9	—
Options Purchased	0.0	—
Preferred Stock	0.5	—
Short-Term Investment	6.3	—
Other Assets Less Liabilities	18.6 *	—
Total	116.5%	(16.5)%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	7.46%	7.97%	5.57%	6.43%
Class A	12/29/2011	7.25%	7.59%	5.20%	6.04%
Class C	12/29/2011	6.84%	6.75%	4.39%	5.25%
With Sales Charge
Class A		1.05%	1.43%	3.95%	4.87%
Class C		5.84%	5.75%	4.39%	5.25%
Index
HFRX Equity Hedge Index[1,2]		5.14%	6.64%	2.84%	3.43%
S&P 500® Index[1,2]		13.32%	17.92%	13.68%	15.28%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.94%, 2.30% and 3.04% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Credit Fund Commentary

Neuberger Berman Long Short Credit Fund Institutional Class returned 3.03% for the six months ended April 30 2017. The Fund outperformed its primary benchmark, the HRFX Fixed Income—Credit Index, which returned 2.86% for the same period. The Fund outperformed the long only Bloomberg Barclays U.S. Aggregate Bond Index which returned –0.67%, but underperformed the long only BofA Merrill Lynch U.S. High Yield Master II Index, which returned 5.50%. (Performance for all share classes is provided in the table immediately following this letter.)

The six months ended April 30, 2017 were amongst the more challenging environments for fixed income investors. The election in the U.S. of President Trump in early November sparked an increase in government bond rates in the U.S. and globally. The promise of large infrastructure projects, tax cuts and a fiscal expansion in the U.S. caused 10-year Treasury rates to increase by nearly 80 bps through mid-December. Additionally, the European Central Bank's rhetoric regarding reductions in asset purchases and the U.S. Federal Reserve's continued policy of normalizing interest rates weighed on fixed income markets.

Nevertheless, the continued search for yield and stabilization in U.S. rates emboldened fixed income investors and a modest rally in rates began in mid-December and has endured through the end of April 2017. The rally in rates helped to buttress returns across global fixed income. Investors continued to allocate capital to fixed income and the market performed well across most major fixed income asset classes.

Throughout the reporting period, the Fund continued to position itself defensively and was able to perform well through both the periods of increasing rates as well as the modest rally in rates. During the period, the Technology, Media and Telecom, Energy and Banking sectors were the largest positive contributors to the Fund's performance. The largest detractors from performance were macro hedges on high-yield, investment grade and emerging markets (EM) indices.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed to performance during the reporting period.

The Fund remains defensively positioned, however, we do believe that there are pockets of opportunity and the Fund is positioned to take advantage. It is our belief that investment flexibility in fixed income will be a key determinant of performance and capital preservation, if, as we expect, interest rate and spread volatility pick up in the U.S., Europe and EM. We hope to capture the idiosyncratic opportunities that we believe are mispriced. Investment positions continue to be expressed through relative value trades, capital structure arbitrage trades and directional long and short positions. We also believe that global growth is improving and that defaults should remain low. On the short side, we prefer to look for idiosyncratic catalysts, as well as, pair trades and relative value trades.

The reporting period has been marked by strikingly lower volatility in spreads and rates. As we head toward the summer, we believe that this period of calm may not last. We anticipate an increase in both rate and spread volatility. We believe that a concentrated portfolio with defensive characteristics, which can protect investors from rising rates, will be very valuable. We are excited about the opportunity that we believe exists and are encouraged by the portfolio's positioning.

Sincerely,

RICK DOWDLE AND NORMAN MILNER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Credit Fund

TICKER SYMBOLS

Institutional Class	NLNIX
Class A	NLNAX
Class C	NLNCX
Class R6	NRLNX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
	Long	Short
Common Stock	0.3%	—%
Convertible Bond	0.5	—
Corporate Bonds	79.8	—
Foreign Government Securities	4.8	—
Loan Assignments	7.8	—
Preferred Stock	3.0	—
Short Term Investment	5.2	—
Other Assets Less Liabilities	(1.4)*	—
Total	100.0%	0.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	Life of Fund
At NAV
Institutional Class	06/29/2015	3.03%	5.64%	0.34%
Class A	06/29/2015	2.74%	5.18%	–0.02%
Class C	06/29/2015	2.36%	4.47%	–0.65%
Class R6	06/29/2015	2.97%	5.71%	0.41%
With Sales Charge
Class A		–1.59%	0.68%	–2.34%
Class C		1.36%	3.47%	–0.65%
Index
HFRX Fixed Income - Credit Index[1,2]		2.86%	6.67%	0.10%
Bloomberg Barclays U.S. Aggregate Bond Index*[1,2]		–0.67%	0.83%	3.02%
BofA Merrill Lynch U.S. High Yield Master II Index[1,2]		5.50%	13.66%	6.91%

*Effective August 24, 2016 the Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 3.23%, 3.73%, 4.31% and 3.06% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 2.08%, 2.48%, 3.16% and 1.93% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Asset Income Fund Commentary

Neuberger Berman Multi-Asset Income Fund Institutional Class generated a 4.72% total return for the six month period ended April 30, 2017 and underperformed its benchmark, a custom blend consisting of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index, which provided a 4.77% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets generated positive returns during this reporting period. U.S. stocks, in particular, outperformed other regions but non-U.S. developed markets stocks and emerging markets (EM) stocks were also positive performers. In fixed income markets, U.S. and non-U.S. developed regions all generated negative returns but EM debt, in contrast, posted positive performance. In the U.S., the post-election outcome ignited a wave of pro-growth policy expectations, which contributed to a risk-on rally as equity indices reached record highs. The combination of higher consumer and business confidence, along with a tightening in the labor market amidst a recovery in inflation, created further optimism among investors. More recently, Europe has been benefitting from an accommodative stance, despite political risks, as economic data such as Purchasing Managers Index (PMI) and Producer Price Index (PPI) hint towards a recovery. Japan has also experienced an uptick in Consumer Price Index (CPI) amidst easy monetary conditions and is benefitting from improving hourly wage growth and a boost in consumer confidence. In China, aggressive stimulus has aided short-term growth, but longer-term prospects remain in jeopardy as tightening financial conditions become an area of focus.

During the reporting period, equities were the largest positive contributors to the Fund's performance. However, the marginal underweight to the asset class as a whole detracted from performance, as the S&P 500 Index outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection across equities, particularly among U.S. dividend-oriented companies, was a drag on performance; however, this was slightly offset by positive contributions from MLPs and EM equities.

Over the past six months, the Fund has maintained a slight underweight to fixed income relative to its benchmark, a decision that contributed positively to performance. However, security selection within fixed income was challenged, which detracted from performance. The Fund's use of opportunistic strategies was a positive contributor to performance.

The Fund's aggregate use of futures, forward foreign currency and option contracts contributed to performance during the reporting period.

We continue to position the Fund with a focus on income generation from a diversified set of exposures across high-dividend paying equity and fixed income sectors, and we will incorporate tactical views as opportunities arise. At this juncture, we are looking for the sustainability of an earnings growth recovery and improved economic fundamentals. Given positive momentum and heightened expectations for pro-growth policy amidst a rebound in global economic data, risk assets have benefitted and valuations have become rich. For the time being, we are maintaining a bias towards equities (particularly across non-U.S. developed regions) and credit assets over a 12-month horizon. However, as many markets quickly pivoted from depression to elation following Trump's victory, significant risks are likely to persist moving forward. We continue to be vigilant on the risk front, as global economic growth, central bank policy, and geopolitics remain key areas to watch. Against this backdrop, we believe investors should anticipate ongoing volatility, but embrace a slight optimistic outlook on risk assets.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Multi-Asset Income Fund

TICKER SYMBOLS

Institutional Class	NANIX
Class A	NANAX
Class C	NANCX
Class R6	NRANX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	2.1%
Common Stocks	34.3
Convertible Bonds	0.7
Convertible Preferred Stocks	0.3
Corporate Bonds	9.8
Exchange Traded Funds	3.6
Foreign Government Securities	0.8
Investment Companies	23.4
Master Limited Partnerships	2.3
Mortgage-Backed Securities	12.5
Preferred Stocks	1.1
U.S. Government Agency Securities	0.9
U.S. Treasury Obligations	14.3
Short-Term Investment	3.4
Other Assets Less Liabilities	(9.5)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	Life of Fund
At NAV
Institutional Class	03/27/2015	4.72%	8.93%	3.41%
Class A	03/27/2015	4.53%	8.53%	3.03%
Class C	03/27/2015	4.15%	7.73%	2.27%
Class R6	03/27/2015	4.76%	9.01%	3.48%
With Sales Charge
Class A		0.05%	3.90%	0.94%
Class C		3.15%	6.73%	2.27%
Index
60% Bloomberg Barclays U.S. Aggregrate Bond Index and 40% S&P 500® Index*[1,2]		4.77%	7.43%	4.96%
Bloomberg Barclays U.S. Aggregate Bond Index*[1,2]		–0.67%	0.83%	1.72%

*Effective August 24, 2016, the Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2017, the 30-day SEC yields were 2.93%, 2.55%, 1.81% and 2.99% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.74%, 0.33%, -0.38% and 0.80% for Institutional Class, Class A, Class C and Class R6 shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 4.20%, 4.61%, 5.33% and 4.12% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.78%, 1.15%, 1.90% and 0.71% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Risk Balanced Commodity Strategy Fund Commentary

Neuberger Berman Risk Balanced Commodity Strategy Fund1 Institutional Class generated a total return of 0.50% for the six months ended April 30, 2017 and outperformed its benchmark, the Bloomberg Commodity Index, which posted a –0.76% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Commodity markets experienced periods of volatility during the reporting period. After rising the first two months of the period, commodities were largely flat over the next two months and then declined over the last two months of the period. All told, the industrial metals and livestock sectors generated the strongest returns. In contrast, the softs and agriculture sectors posted the weakest results over the six months ended April 30, 2017.

Looking at the commodity sectors in which the Fund invests, livestock was the largest contributor to outperformance. This was driven by an out-of-benchmark allocation to feeder cattle. The energy sector was also additive for results, driven by gasoline contract selection and an underweight to natural gas. Finally, in the softs sector an underweight to sugar was the most beneficial for returns. On the downside, an out-of-benchmark allocation to cocoa was the largest detractor from performance, relative to the benchmark. The industrial metals sector was also a headwind for results, driven by an underweight to copper. Finally, the precious metals sector was a small negative for relative results.

The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The Fund's tactical positioning contributed to performance during the reporting period.

In the coming months, we believe a host of geopolitical and macro factors could impact the commodities markets. Beginning with energy, over the medium term we remain cautiously optimistic about oil prices based on supply/demand/inventory outlook. We will continue to monitor global oil demand, although we note that the International Energy Agency has been revising up previous demand estimates, which we view as a positive indicator. Additionally, we will be monitoring any extensions to OPEC's agreement to reduce output, which is due to end in June 2017. Industrial metals are supported by recent data indicating that growth in Chinese infrastructure investment remains robust. We believe industrial metals could also be boosted if President Trump is able to push through a long-promised infrastructure bill in the U.S., and if the Chinese continue to focus on reducing pollution, which may reduce industrial metal production. Heightened geopolitical risk, political uncertainty (including "Brexit" terms and unconventional policies from the Trump administration) and interest rate increases are in our opinion likely to boost safe haven assets such as gold, while changes to free trade agreements including those with China and Japan could have broad implications on prices of raw commodities.

Sincerely,

WAI LEE, HAKAN KAYA, THOMAS SONTAG AND DAVID YI WAN
PORTFOLIO MANAGERS

1  Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in a variety of conservative fixed income securities.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Risk Balanced Commodity Strategy Fund

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	19.0%
Corporate Bonds	58.6
Short-Term Investments	15.2
Other Assets Less Liabilities	7.2 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PORTFOLIO BY INVESTMENT EXPOSURE

TO COMMODITY DERIVATIVES

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	21.9%
Energy	30.2
Industrial Metals	17.0
Livestock	7.1
Precious Metals	17.3
Softs	6.5
Total	100.0%

PERFORMANCE HIGHLIGHTS3

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	Life of Fund
At NAV
Institutional Class	08/27/2012	0.50%	–0.66%	–10.28%
Class A	08/27/2012	0.17%	–1.17%	–10.63%
Class C	08/27/2012	–0.88%	–2.75%	–11.45%
With Sales Charge
Class A		–5.59%	–6.78%	–11.75%
Class C		–1.87%	–3.72%	–11.45%
Index
Bloomberg Commodity Index[1,2]		–0.76%	–1.32%	–10.92%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 1.45%,1.85% and 2.86% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.74%, 1.10% and 1.85% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Index PutWrite Strategy Fund Commentary

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Institutional Class generated a total return of 8.01% for the six month period ending April 30, 2017, underperforming its benchmark, a custom blend consisting of 85% CBOE S&P 500 PutWrite Index and 15% Russell 2000 PutWrite Index, which posted a 8.11% return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

As intended, the Fund captured a meaningful portion of the gains in U.S. equity markets as the S&P 500® Index and the Russell 2000® Index returned 13.32% and 18.37%, respectively, over the six month period. The Fund's fixed income collateral holdings of short-term U.S. Treasuries contributed marginally to returns as short-term U.S. Treasury yields increased over the period with the 2-year U.S. Treasury yield ending at 1.28%. Over time we anticipate the strategy to benefit from higher levels of short-term interest rates if, as we expect, the shorter duration exposures of the Fund's collateral portfolio allow the Fund to capture higher yields without experiencing significant duration risk. The CBOE S&P 500 Volatility Index (VIX) and CBOE Russell 2000 Volatility Index (RVX), two popular measures of index option implied volatility levels, averaged 12.7 and 18.0, respectively, over the period. Both averages were well below their respective longer-term averages despite sharp, yet relatively short-lived, increases around the U.S. presidential election. The Fund's results over the period illustrate the ability of a collateralized putwrite strategy to earn an attractive rate of return during periods of lower volatility levels. Shareholders should keep in mind that the Fund's upside can be limited in a strong bull market.

The Fund's investment strategy seeks to collect index put option premiums and hold a fixed income portfolio, typically consisting of cash and limited duration U.S. Treasury Notes, that "collateralizes" the short index put option positions. The market value of the fixed income portfolio is generally equal to the short index put option portfolio's aggregate notional value, rendering the strategy unlevered. Index put option premiums tend to increase during times of greater market uncertainty, which may allow the Fund to partially offset declines during periods of equity market stress as well as provide an opportunity to improve its total return potential. The setting of option premiums is a continuous process that assimilates investor sentiments and market risk factors into explicit estimates of prospective index price distributions for specific time horizons, i.e., option implied volatilities.

With each passing month, we believe the likelihood of rising interest rates seems to increase, which raises questions about the potential impact on the Fund's fixed income exposures. As a percentage of net assets, the Fund's cash and short-duration U.S. Treasury Notes, which had an average duration of less than one year, were slightly higher for the period. Despite a long history of interest rate data, most modern investment strategies have performance histories that only span a few brief periods of significantly rising interest rates. So looking at history offers only a limited perspective. However, we remain firm in our conviction that our limited duration exposure has the potential to help the Fund avoid significant losses should rates increase substantially. Further, in our view, an increase in equity market volatility will likely lead to higher option premiums, which we believe may improve the return prospects of the Fund's index put writing strategy.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Fund

TICKER SYMBOLS

Institutional Class	NUPIX
Class A	NUPAX
Class C	NUPCX
Class R6	NUPRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
U.S. Treasury Obligations	97.7%
Put Options Written	(0.5)
Short-Term Investment	1.8
Other Assets Less Liabilities	1.0
Total	100.0%

PERFORMANCE HIGHLIGHTS6

	Inception Date	Six Month Period Ended 04/30/2017	Cumulative Total Return Ended 04/30/2017 Life of Fund
At NAV
Institutional Class	09/16/2016	8.01%	8.98%
Class A	09/16/2016	7.76%	8.73%
Class C	09/16/2016	7.44%	8.30%
Class R6	09/16/2016	8.01%	9.09%
With Sales Charge
Class A		1.52%	2.48%
Class C		6.44%	7.30%
Index
85% CBOE S&P 500 PutWrite Index and 15% Russell 2000 PutWrite Index[1,2]		8.11%	9.01%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2017 are 1.49%, 1.85%, 2.60% and 1.42% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios for the current fiscal year are 0.65%, 1.01%, 1.76% and 0.58% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 18 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index and HFRX Fixed Income-Credit Index do take into account fees and expenses, but not the tax consequences, of investing since they are based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from December 2010 through April 2011, Neuberger Berman Global Allocation Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. During the period from August 2012 through January 2013, Neuberger Berman Risk Balanced Commodity Strategy Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4  Effective September 30, 2016, the Fund's Board of Trustees approved a change in the benchmark of Global Allocation Fund so that the Fund will use the version of its current benchmark that is net of foreign tax withholdings rather than gross of foreign tax withholdings, which is a more appropriate benchmark for the Fund. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

5  Neuberger Berman Hedged Option Premium Strategy Fund is relatively small which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

6  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). In addition, since the date of the transfer, the services previously provided by NB Alternative Investment Management LLC ("NBAIM") have been provided by NBIA. Following the consolidation, the investment professionals of NBM and NBAIM who provided services to any Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to any Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became each Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman. Following the Reorganization, the employees of NBM provide the same services

Endnotes (cont'd)

to each Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to each Fund, or the fees, if any, each Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Funds' distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, see the Fund's prospectus, which can be obtained by calling us at (800) 877-9700, or visiting our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays Global Aggregate Index:

The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays Pan-European Aggregate Bond Index, and the Bloomberg Barclays Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Bloomberg Barclays Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index:	The blended index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500® Index (described below), and is rebalanced monthly.
Bloomberg Commodity Index:

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

BofA Merrill Lynch U.S. High Yield Master II Index:

The index is an unmanaged market value-weighted index of all domestic and Yankee high yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted.

CBOE Russell 2000® PutWrite Index:

The index tracks the value of a passive investment strategy which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis.

CBOE S&P 500® Iron Condor Index:

The index is designed to track the performance of a hypothetical option selling strategy that sells monthly call and put spreads and holds a money market account invested in one-month Treasury bills. The call spread consists of a short position in an out-of-the-money S&P 500 Index call option with a delta of approximately 0.20 and a long position in a further out-of-the-money S&P 500 Index call option with a delta of approximately 0.05. The put spread consists of a short position in an out-of-the-money S&P 500 Index put option with a delta of approximately –0.20 and a long position in a further out-of-the-money S&P 500 Index put option with a delta of approximately –0.05. Call and put spread positions are sized such that their notional strike differences represent 5% of the market value of the money market account. The money market account is rebalanced on option roll days and is designed to limit the downside return of the index. The delta of an option measures its price sensitivity to the price of the underlying asset. For example, if a call option has a delta of 0.20, and the price of the underlying asset increases by $1, the value of the option will increase by $0.20.

Glossary of Indices (cont'd)

CBOE S&P 500® PutWrite Index:

The index tracks the value of a passive investment strategy which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index:	The blended index is composed of 85% CBOE S&P 500 PutWrite Index (described above) and 15% CBOE Russell 2000 PutWrite Index (described above), and is rebalanced monthly.
HFRX Fixed Income-Credit Index:

The index tracks the performance of hedge fund strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

Glossary of Indices (cont'd)

MSCI All Country World Index:

The index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience.

60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index:

The blended index is composed of 60% MSCI All Country World Index (described above) and 40% Bloomberg Barclays Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Gross total return indexes reinvest as much as possible of a company's dividend distributions, regardless of withholding taxes that a non-resident may experience. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2017 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 4/30/17 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During the Period(1) 11/1/16 - 4/30/17		Expense Ratio	Beginning Account Value 11/1/16	Ending Account Value 4/30/17	Expenses Paid During the Period(2) 11/1/16 - 4/30/17	Expense Ratio
Global Allocation Fund
Institutional Class	$1,000.00	$1,077.20	$2.99		0.58%	$1,000.00	$1,021.92	$2.91	0.58%
Class A	$1,000.00	$1,074.00	$5.04		0.98%	$1,000.00	$1,019.93	$4.91	0.98%
Class C	$1,000.00	$1,071.00	$8.83		1.72%	$1,000.00	$1,016.27	$8.60	1.72%
Hedged Option Premium Strategy Fund
Institutional Class	$1,000.00	$1,002.40	$0.34	(3)	0.65%	$1,000.00	$1,021.57	$3.26	0.65%
Class A	$1,000.00	$1,002.40	$0.53	(3)	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Class C	$1,000.00	$1,002.00	$0.92	(3)	1.76%	$1,000.00	$1,016.07	$8.80	1.76%
Class R6	$1,000.00	$1,002.40	$0.30	(3)	0.58%	$1,000.00	$1,021.92	$2.91	0.58%
Long Short Fund
Institutional Class	$1,000.00	$1,074.60	$9.36		1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Class A	$1,000.00	$1,072.50	$11.15		2.17%	$1,000.00	$1,014.03	$10.84	2.17%
Class C	$1,000.00	$1,068.40	$15.03		2.93%	$1,000.00	$1,010.26	$14.60	2.93%
Long Short Credit Fund
Institutional Class	$1,000.00	$1,030.30	$6.34		1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class A	$1,000.00	$1,027.40	$8.34		1.66%	$1,000.00	$1,016.56	$8.30	1.66%
Class C	$1,000.00	$1,023.60	$12.04		2.40%	$1,000.00	$1,012.89	$11.98	2.40%
Class R6	$1,000.00	$1,029.70	$6.09		1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Multi-Asset Income Fund
Institutional Class	$1,000.00	$1,047.20	$2.33		0.46%	$1,000.00	$1,022.51	$2.31	0.46%
Class A	$1,000.00	$1,045.30	$4.16		0.82%	$1,000.00	$1,020.73	$4.11	0.82%
Class C	$1,000.00	$1,041.50	$7.95		1.57%	$1,000.00	$1,017.01	$7.85	1.57%
Class R6	$1,000.00	$1,047.60	$1.93		0.38%	$1,000.00	$1,022.91	$1.91	0.38%
Risk Balanced Commodity Strategy Fund
Institutional Class	$1,000.00	$1,005.00	$4.87		0.98%	$1,000.00	$1,019.93	$4.91	0.98%
Class A	$1,000.00	$1,001.70	$6.65		1.34%	$1,000.00	$1,018.15	$6.71	1.34%
Class C	$1,000.00	$991.20	$10.52		2.13%	$1,000.00	$1,014.23	$10.64	2.13%
U.S. Equity Index PutWrite Strategy Fund
Institutional Class	$1,000.00	$1,080.10	$3.35		0.65%	$1,000.00	$1,021.57	$3.26	0.65%
Class A	$1,000.00	$1,077.60	$5.20		1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Class C	$1,000.00	$1,074.40	$9.05		1.76%	$1,000.00	$1,016.07	$8.80	1.76%
Class R6	$1,000.00	$1,080.10	$2.99		0.58%	$1,000.00	$1,021.92	$2.91	0.58%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(3)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 19/365 (to reflect the period shown of April 12, 2017 (Commencement of Operations) to April 30, 2017).

Schedule of Investments Global Allocation Fund (Unaudited)
April 30, 2017

	Number of Shares	Value (000's omitted)
Common Stocks 24.6%
Australia 0.8%
AGL Energy Ltd.	281	$6
Aristocrat Leisure Ltd.	610	9
Australia & New Zealand Banking Group Ltd.	408	10
CIMIC Group Ltd.	471	13
Coca-Cola Amatil Ltd.	438	3
CSL Ltd.	23	2
Dexus Property Group	377	3
Fortescue Metals Group Ltd.	1,114	4
Goodman Group	799	5
GPT Group	779	3
Investa Office Fund	5,439	19
LendLease Group	1,262	15
Mirvac Group	12,161	21
National Australia Bank Ltd.	80	2
Scentre Group	3,261	11
South32 Ltd.	1,282	3
Stockland	1,954	7
Vicinity Centres	494	1
Wesfarmers Ltd.	121	4
Westfield Corp.	210	1
Westpac Banking Corp.	186	5
Whitehaven Coal Ltd.	4,908	10	*
Woolworths Ltd.	319	6
		163
Austria 0.3%
EVN AG	2,047	27
Lenzing AG	13	2
OMV AG	709	33
		62
Belgium 0.0%(m)
Bekaert NV	42	2
Bermuda 0.1%
RenaissanceRe Holdings Ltd.	124	18	(a)
Canada 0.5%
Alimentation Couche-Tard, Inc. Class B	82	4	(b)
Bank of Montreal	119	8
Bank of Nova Scotia	205	11
Canadian Tire Corp. Ltd. Class A	9	1
	Number of Shares	Value (000's omitted)
Dream Global Real Estate Investment Trust	482	$4
Enerflex Ltd.	1,359	19
George Weston Ltd.	203	18	(b)
Magna International, Inc.	28	1	(b)
Metro, Inc.	248	9	(b)
National Bank of Canada	98	4
Royal Bank of Canada	106	7
TELUS Corp.	442	15
Toronto-Dominion Bank	86	4
		105
Denmark 0.1%
Danske Bank A/S	75	3
Dfds A/S	70	4
ISS A/S	77	3
Schouw & Co. AB	133	14
		24
Finland 0.2%
Kesko OYJ, B Shares	171	8
Neste OYJ	126	5
Outokumpu OYJ	938	9
Stora Enso OYJ, R Shares	1,254	15
UPM-Kymmene OYJ	364	10
		47
France 0.8%
BNP Paribas SA	455	32
Cie Generale des Etablissements Michelin	237	31
CNP Assurances	427	9
Ipsen SA	133	16
Orange SA	448	7
Peugeot SA	803	17	*
Renault SA	186	17
Societe Generale SA	438	24
Sodexo SA	20	3
TOTAL SA	476	24
		180
Germany 0.5%
Allianz SE	28	5
Bayerische Motoren Werke AG, Preference Shares	60	5
Covestro AG	217	17	(c)
Diebold Nixdorf AG	15	1
	Number of Shares	Value (000's omitted)
HeidelbergCement AG	51	$5
Henkel AG & Co. KGaA	34	4
HOCHTIEF AG	71	13
MAN SE	36	4
METRO AG	759	25
Volkswagen AG	120	19
Volkswagen AG, Preference Shares	106	17
		115
Hong Kong 0.1%
Great Eagle Holdings Ltd.	2,000	10
Hang Lung Group Ltd.	2,000	8
WH Group Ltd.	10,000	9	(c)
		27
India 0.0%(m)
Vedanta Resources PLC	565	5	(b)
Ireland 0.1%
Ryanair Holdings PLC ADR	129	12	*(a)
Israel 0.1%
Check Point Software Technologies Ltd.	89	9	*
Italy 0.1%
Brembo SpA	54	4
Recordati SpA	555	21
		25
Japan 1.4%
ANA Holdings, Inc.	2,000	6
Bandai Namco Holdings, Inc.	200	6
Bridgestone Corp.	200	8
Chubu Electric Power Co., Inc.	400	5
EDION Corp.	1,100	11
FUJIFILM Holdings Corp.	100	4
Fujitsu Ltd.	1,000	6
G-Tekt Corp.	100	2
Hazama Ando Corp.	100	1
Hisamitsu Pharmaceutical Co., Inc.	100	5
Idemitsu Kosan Co. Ltd.	600	19
ITOCHU Corp.	2,100	30	(b)
JXTG Holdings, Inc.	900	4	(b)
K's Holdings Corp.	100	2
Kajima Corp.	2,000	14

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Kansai Electric Power Co., Inc.	200	$3	(b)
Koito Manufacturing Co. Ltd.	100	5
Kyocera Corp.	400	23
Marubeni Corp.	3,300	20
Mitsubishi Corp.	500	11
Mitsubishi Electric Corp.	100	1
Mitsubishi Tanabe Pharma Corp.	200	4
NEC Corp.	1,000	2
Nippon Telegraph & Telephone Corp.	300	13	(b)
Nissan Motor Co. Ltd.	100	1
Noevir Holdings Co. Ltd.	100	4
Obayashi Corp.	600	6	(b)
Seiko Epson Corp.	200	4
Sekisui Chemical Co. Ltd.	300	5
Shiseido Co. Ltd.	100	3
Showa Sangyo Co. Ltd.	2,000	11
Sojitz Corp.	3,600	9
Subaru Corp.	100	4
Sumitomo Corp.	2,200	29
Sumitomo Dainippon Pharma Co. Ltd.	800	13
Sumitomo Rubber Industries Ltd.	600	11
Toyota Motor Corp.	100	5
		310
Luxembourg 0.0%(m)
APERAM SA	88	4
Tenaris SA	257	4	(b)
		8
Netherlands 0.2%
AerCap Holdings NV	262	12	*(b)
ASML Holding NV	61	8
NN Group NV	133	4
NXP Semiconductors NV	72	8	*
Royal Dutch Shell PLC, A Shares	665	17
		49
Norway 0.0%(m)
Salmar ASA	87	2
Subsea 7 SA	197	3
		5
	Number of Shares	Value (000's omitted)
Portugal 0.1%
Galp Energia SGPS SA	310	$5
Jeronimo Martins SGPS SA	371	7
		12
Singapore 0.1%
Oversea-Chinese Banking Corp. Ltd.	700	5
Wilmar International Ltd.	5,100	13
		18
Sweden 0.2%
Boliden AB	152	4
L E Lundbergforetagen AB, B Shares	200	14
Scandic Hotels Group AB	2,177	25	*(c)
		43
Switzerland 0.5%
Actelion Ltd.	23	6	*
BKW AG	521	28
Lonza Group AG	102	21	*
Roche Holding AG	41	11
Swiss Life Holding AG	86	28	*
Swiss Re AG	286	25
		119
United Kingdom 1.5%
3i Group PLC	2,029	21
Amec Foster Wheeler PLC	1,871	13
Anglo American PLC	1,161	17	*(b)
Aon PLC	126	15	(a)
BAE Systems PLC	424	4
Barratt Developments PLC	1,416	11
BP PLC	907	5	(b)
British American Tobacco PLC ADR	151	10
Evraz PLC	1,074	3	*
Ferrexpo PLC	6,717	14
Fiat Chrysler Automobiles NV	1,324	15	*
GlaxoSmithKline PLC	203	4
Glencore PLC	7,925	31	*
Hochschild Mining PLC	358	1
HSBC Holdings PLC	1,246	10	(b)
Indivior PLC	4,168	18
J Sainsbury PLC	4,395	16
	Number of Shares	Value (000's omitted)
JD Sports Fashion PLC	4,402	$25
John Laing Group PLC	4,408	17	(c)
Royal Dutch Shell PLC ADR Class B	215	12	(a)
SVG Capital PLC	612	6	*
TechnipFMC PLC	542	16	*
Unilever NV	255	13	(b)
WM Morrison Supermarkets PLC	8,501	26
		323
United States 16.9%
AAR Corp.	285	10
Aaron's, Inc.	540	19	(a)
AbbVie, Inc.	123	8	(b)
Activision Blizzard, Inc.	246	13	(b)
Adobe Systems, Inc.	101	14	*(b)
AECOM	100	3	*(b)
Aetna, Inc.	160	22	(a)
Aflac, Inc.	370	28	(b)
AK Steel Holding Corp.	514	3	*(b)
Alamo Group, Inc.	46	4
Alaska Air Group, Inc.	74	6	(b)
Albemarle Corp.	35	4	(b)
Alleghany Corp.	14	9	*(b)
Allergan PLC	26	6	(b)
Alphabet, Inc. Class A	29	27	*(b)
Alphabet, Inc. Class C	70	63	*(a)
Altria Group, Inc.	199	14	(b)
Amazon.com, Inc.	12	11	*(b)
American Financial Group, Inc.	73	7
American International Group, Inc.	50	3	(b)
American Tower Corp.	128	16	(a)
Amgen, Inc.	224	37	(a)
Amkor Technology, Inc.	429	5	*
Anthem, Inc.	41	7	(b)
Apple, Inc.	586	84	(a)
Archer-Daniels- Midland Co.	147	7
Arrow Electronics, Inc.	235	17	*(b)
Ashland Global Holdings, Inc.	110	14	(a)
Assurant, Inc.	131	13	(b)
Assured Guaranty Ltd.	235	9	(b)
AT&T, Inc.	683	27	(b)
Avis Budget Group, Inc.	143	4	*

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Avnet, Inc.	386	$15	(b)
AVX Corp.	1,259	21	(b)
Baker Hughes, Inc.	224	13	(a)
Bank of America Corp.	1,507	35	(b)
BankUnited, Inc.	775	27	(b)
Baxter International, Inc.	320	18	(b)
BB&T Corp.	154	7	(b)
Becton, Dickinson & Co.	7	1	(b)
Berkshire Hathaway, Inc. Class B	87	14	*(b)
Best Buy Co., Inc.	171	9	(b)
Bio-Rad Laboratories, Inc. Class A	39	9	*
Biogen, Inc.	45	12	*(b)
Bioverativ, Inc.	11	1	*
Bloomin' Brands, Inc.	399	9
Blueprint Medicines Corp.	137	6	*
Bristol-Myers Squibb Co.	74	4	(b)
Burlington Stores, Inc.	112	11	*(b)
Cabot Oil & Gas Corp.	1,078	25	(a)
Capital One Financial Corp.	128	10	(b)
Carlisle Cos, Inc.	72	7
Carnival Corp.	320	20	(b)
Carnival PLC	489	30
CBS Corp. Class B	364	24	(a)
CDW Corp.	343	20	(b)
Celgene Corp.	157	19	*(a)
Centene Corp.	168	13	*(b)
CenterPoint Energy, Inc.	277	8
Central Garden & Pet Co. Class A	158	6	*(b)
CenturyLink, Inc.	45	1	(b)
Charter Communications, Inc. Class A	34	12	*(b)
Chevron Corp.	86	9
Chimera Investment Corp.	206	4
Chubb Ltd.	192	26	(a)
Cisco Systems, Inc.	1,573	54	(a)
CIT Group, Inc.	72	3	(b)
Citigroup, Inc.	704	42	(b)
Citizens Financial Group, Inc.	202	7
CME Group, Inc.	101	12	(b)
CNA Financial Corp.	143	6	(b)
Colony Starwood Homes	263	9
	Number of Shares	Value (000's omitted)
Comcast Corp. Class A	627	$25	(a)
Comerica, Inc.	255	18	(b)
Conagra Brands, Inc.	508	20	(a)
Conduent, Inc.	262	4	*
Corcept Therapeutics, Inc.	1,057	10	*
Corning, Inc.	1,073	31	(a)
Costco Wholesale Corp.	119	21	(b)
Cree, Inc.	40	1	*
CSX Corp.	235	12	(a)
CVS Health Corp.	88	7	(b)
Danaher Corp.	459	38	(a)
Darden Restaurants, Inc.	321	27	(a)
DaVita, Inc.	110	8	*(b)
Deckers Outdoor Corp.	68	4	*
Delta Air Lines, Inc.	334	15	(b)
DENTSPLY SIRONA, Inc.	297	19	(b)
Devon Energy Corp.	136	5	(b)
DISH Network Corp. Class A	137	9	*
Dollar General Corp.	70	5	(b)
DXC Technology Co.	165	12	*(a)
Eaton Corp. PLC	128	10	(b)
eBay, Inc.	555	19	*(b)
EchoStar Corp. Class A	33	2	*
EMCOR Group, Inc.	31	2
EOG Resources, Inc.	183	17	(b)
Equity Commonwealth	37	1	*
Everest Re Group Ltd.	5	1	(b)
Exelixis, Inc.	429	10	*(b)
Exelon Corp.	434	15	(a)
Express Scripts Holding Co.	68	4	*(b)
Exxon Mobil Corp.	391	32	(b)
Facebook, Inc. Class A	184	28	*(b)
Fair Isaac Corp.	63	9
FedEx Corp.	59	11	(b)
Fidelity National Information Services, Inc.	31	3	(b)
Fifth Third Bancorp	464	11
Fiserv, Inc.	25	3	*(b)
Five Prime Therapeutics, Inc.	36	1	*(b)
Ford Motor Co.	1,815	21	(a)
Fresh Del Monte Produce, Inc.	215	13	(b)
General Dynamics Corp.	138	27	(a)
General Electric Co.	957	28	(a)
General Mills, Inc.	60	3	(b)
	Number of Shares	Value (000's omitted)
General Motors Co.	148	$5	(b)
Gentex Corp.	55	1
Gilead Sciences, Inc.	252	17	(b)
Goldman Sachs Group, Inc.	80	18	(b)
Goodyear Tire & Rubber Co.	111	4	(b)
Haemonetics Corp.	214	9	*
Halliburton Co.	25	1
Harris Corp.	237	27	(a)
Hartford Financial Services Group, Inc.	42	2	(b)
Hawaiian Holdings, Inc.	311	17	*(a)
HCA Holdings, Inc.	154	13	*(b)
Hecla Mining Co.	1,882	10	(b)
Hewlett Packard Enterprise Co.	1,162	22	(a)
Hospitality Properties Trust	240	8
HP, Inc.	1,384	26	(b)
Humana, Inc.	41	9
Huntington Ingalls Industries, Inc.	82	16	(b)
IBM Corp.	100	16	(b)
IHS Markit Ltd.	592	26	*(b)
II-VI, Inc.	361	12	*(a)
Illinois Tool Works, Inc.	47	7
Incyte Corp.	27	3	*
Ingersoll-Rand PLC	97	9
Ingredion, Inc.	69	9	(b)
Intercontinental Exchange, Inc.	388	23	(a)
InterDigital, Inc.	84	8
International Game Technology PLC	389	9	(b)
International Speedway Corp. Class A	29	1
Intuit, Inc.	91	11
iStar, Inc.	425	5	*
J.M. Smucker Co.	44	6
Jacobs Engineering Group, Inc.	119	7	(b)
JetBlue Airways Corp.	712	16	*(b)
Johnson & Johnson	517	64	(a)
JPMorgan Chase & Co.	1,282	112	(a)
Kelly Services, Inc. Class A	48	1
Knowles Corp.	199	4	*
Kohl's Corp.	98	4	(b)
Kroger Co.	242	7
L3 Technologies, Inc.	64	11
Laboratory Corp. of America Holdings	73	10	*(b)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Lam Research Corp.	15	$2	(b)
Lear Corp.	35	5	(b)
Leidos Holdings, Inc.	200	11	(b)
Lennar Corp. Class A	265	13	(b)
Lincoln National Corp.	261	17	(a)
Loews Corp.	147	7	(b)
M&T Bank Corp.	8	1
MasterCard, Inc. Class A	145	17	(b)
McDermott International, Inc.	509	3	*
McDonald's Corp.	52	7
MDU Resources Group, Inc.	795	21	(a)
Medtronic PLC	320	27	(a)
Merck & Co., Inc.	290	18	(b)
Mercury Systems, Inc.	148	6	*
MetLife, Inc.	155	8	(b)
Mettler-Toledo International, Inc.	3	2	*
MGM Resorts International	180	6	(b)
Microsoft Corp.	1,083	74	(a)
Molson Coors Brewing Co. Class B	12	1	(b)
Morgan Stanley	61	3
Motorola Solutions, Inc.	308	26	(b)
National Fuel Gas Co.	81	4
NetScout Systems, Inc.	175	7	*
NeuStar, Inc. Class A	242	8	*
New Residential Investment Corp.	224	4
Newell Brands, Inc.	315	15	(b)
Newmont Mining Corp.	335	11	(b)
Nexstar Media Group, Inc.	106	7
NIKE, Inc. Class B	185	10
Northrop Grumman Corp.	6	1	(b)
NuVasive, Inc.	89	6	*
NVIDIA Corp.	186	19	(a)
Office Depot, Inc.	1,649	8	(b)
ON Semiconductor Corp.	347	5	*
Oracle Corp.	707	32	(b)
Ormat Technologies, Inc.	313	19	(a)
Oshkosh Corp.	205	14	(a)
Owens Corning	158	10	(b)
PepsiCo, Inc.	83	9	(b)
Pfizer, Inc.	799	27	(b)
Phillips 66	48	4
	Number of Shares	Value (000's omitted)
Pinnacle Foods, Inc.	190	$11	(b)
Pioneer Natural Resources Co.	47	8	(b)
PNC Financial Services Group, Inc.	398	48	(a)
Pool Corp.	72	9	(b)
Popular, Inc.	150	6	(b)
PRA Health Sciences, Inc.	53	3	*
Priceline Group, Inc.	5	9	*
Procter & Gamble Co.	444	39	(b)
Prudential Financial, Inc.	243	26	(b)
PS Business Parks, Inc.	70	9
Quad/Graphics, Inc.	740	19	(b)
Quanta Services, Inc.	514	18	*(a)
Quest Diagnostics, Inc.	260	27	(b)
Regions Financial Corp.	1,074	15	(b)
Reinsurance Group of America, Inc.	191	24	(b)
Reliance Steel & Aluminum Co.	252	20	(b)
Republic Services, Inc.	263	17	(b)
RH	109	5	*
Roper Technologies, Inc.	49	11	(b)
Ross Stores, Inc.	40	3
Sanmina Corp.	96	4	*(b)
Schlumberger Ltd.	361	26	(b)
Sealed Air Corp.	237	10
Seattle Genetics, Inc.	17	1	*
Sensient Technologies Corp.	193	16	(b)
Service Corp. International	330	11
SkyWest, Inc.	146	5
Sonoco Products Co.	47	2
Speedway Motorsports, Inc.	50	1
Starbucks Corp.	125	8
Steel Dynamics, Inc.	321	12	(b)
SunTrust Banks, Inc.	485	28	(a)
Symantec Corp.	219	7
SYNNEX Corp.	47	5	(b)
Sysco Corp.	261	14	(b)
T-Mobile US, Inc.	800	54	*(a)
Target Corp.	29	2	(b)
Telephone & Data Systems, Inc.	48	1	(b)
Teradyne, Inc.	915	32	(a)
	Number of Shares	Value (000's omitted)
Texas Capital Bancshares, Inc.	60	$5	*
Texas Instruments, Inc.	115	9	(b)
Thermo Fisher Scientific, Inc.	65	11
Thomson Reuters Corp.	63	3
Time Warner, Inc.	231	23	(a)
TiVo Corp.	120	2	(b)
TJX Cos., Inc.	70	6	(b)
TransUnion	184	7	*
Trinseo SA	150	10	(b)
TTM Technologies, Inc.	328	6	*
Tyson Foods, Inc. Class A	143	9	(b)
U.S. Bancorp	145	7	(b)
UniFirst Corp.	17	2
United Continental Holdings, Inc.	85	6	*(b)
United Therapeutics Corp.	8	1	*
UnitedHealth Group, Inc.	305	53	(b)
Uniti Group, Inc.	217	6	*
Unum Group	242	11	(b)
Vail Resorts, Inc.	24	5
Valmont Industries, Inc.	53	8	(b)
Vantiv, Inc. Class A	116	7	*
Verizon Communications, Inc.	431	20	(b)
Vishay Intertechnology, Inc.	421	7
VMware, Inc. Class A	29	3	*
WageWorks, Inc.	87	6	*(b)
Wal-Mart Stores, Inc.	332	25	(a)
Walgreens Boots Alliance, Inc.	116	10	(b)
Waste Management, Inc.	115	8	(b)
Wells Fargo & Co.	90	5
West Pharmaceutical Services, Inc.	154	14	(a)
Westar Energy, Inc.	332	17	(b)
Western Digital Corp.	180	16	(b)
Weyerhaeuser Co.	687	23	(a)
Whirlpool Corp.	65	12	(b)
Whole Foods Market, Inc.	795	29	(a)
Williams Cos., Inc.	204	6
Worthington Industries, Inc.	53	2

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Wright Medical Group NV	200	$6	*
Xerox Corp.	1,309	9	(b)
Zimmer Biomet Holdings, Inc.	113	14	(a)
		3,731
Total Common Stocks (Cost $4,698)		5,412
	Principal Amount(d) (000's omitted)
U.S. Treasury Obligations 9.9%
U.S. Treasury Bonds
8/15/28 5.50%, due	$65	85
8/15/40 3.88%, due	100	117
U.S. Treasury Inflation Indexed Bonds, 2.00%, due 1/15/26	292	332	(e)
U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/29	187	259	(e)
U.S. Treasury Notes 0.75%, due 1/31/18	930	928
2.75%, due 2/15/24	147	153
1.63%, due 2/15/26	335	318
Total U.S. Treasury Obligations (Cost $2,187)		2,192
U.S. Government Agency Security 0.5%
Federal Home Loan Bank, 5.50%, due 7/15/36 (Cost $122)	90	120	(b)
Mortgage-Backed Securities 6.6%
Collateralized Mortgage Obligations 0.6%
Fannie Mae Connecticut Avenue Securities, Ser. 2017-C02, Class 2M2, 4.64%, due 9/15/29	130	135	(f)
	Principal Amount(d) (000's omitted)	Value (000's omitted)
Fannie Mae 3.6%
Pass-Through Certificates
15 Year Maturity 3.00%, TBA,	$75	$77	(g)
30 Year Maturity 3.00%, TBA,	110	110	(g)
30 Year Maturity 3.50%, TBA,	80	82	(g)
30 Year Maturity 4.00%, TBA,	430	453	(g)
30 Year Maturity 4.50%, TBA,	50	54	(g)
		776
Freddie Mac 2.4%
Pass-Through Certificates
30 Year Maturity 3.00%, TBA,	90	90	(g)
15 Year Maturity 3.00%, TBA,	85	87	(g)
30 Year Maturity 3.50%, TBA,	75	77	(g)
30 Year Maturity 4.00%, TBA,	265	279	(g)
		533
Total Mortgage- Backed Securities (Cost $1,437)		1,444
Corporate Bonds 5.5%
Brazil 0.1%
Vale Overseas Ltd., 6.25%, due 8/10/26	20	22	(b)
Israel 0.2%
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, due 7/21/21	40	39	(b)
Spain 0.1%
Telefonica Emisiones SAU, 4.10%, due 3/8/27	30	31	(b)
Switzerland 0.2%
UBS Group Funding Switzerland AG, 4.25%, due 3/23/28	30	31	(b)(c)
United Kingdom 0.2%
Barclays PLC, 4.34%, due 1/10/28	50	51	(b)
	Principal Amount(d) (000's omitted)	Value (000's omitted)
United States 4.7%
Abbott Laboratories, 4.90%, due 11/30/46	$20	$21	(b)
AbbVie, Inc., 4.45%, due 5/14/46	20	19	(b)
Apache Corp., 4.75%, due 4/15/43	10	10	(b)
Apple, Inc., 4.65%, due 2/23/46	20	22	(b)
AT&T, Inc.
4.75%, due 5/15/46	50	47	(b)
5.70%, due 3/1/57	45	47	(b)
Bank of America Corp.
2.88%, due 4/24/23	35	35	(f)
3.95%, due 4/21/25	40	40	(b)
Capital One N.A., 2.35%, due 1/31/20	40	40	(b)
Charter Communications Operating LLC/ Charter Communications Operating Capital
4.91%, due 7/23/25	50	54	(b)
6.48%, due 10/23/45	40	47	(b)
Dell Int'l LLC/EMC Corp.
5.45%, due 6/15/23	40	43	(b)(c)
4.42%, due 6/15/21	50	53	(b)(c)
Delta Air Lines, Inc., 3.63%, due 3/15/22	30	31	(b)
Energy Transfer Partners L.P., 6.50%, due 2/1/42	20	22	(b)
ERAC USA Finance LLC, 4.20%, due 11/1/46	20	18	(b)(c)
General Motors Co., 6.25%, due 10/2/43	20	22
General Motors Financial Co., Inc.
3.20%, due 7/6/21	20	20	(b)
4.30%, due 7/13/25	30	31	(b)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Principal Amount(d) (000's omitted)	Value (000's omitted)
4.00%, due 10/6/26	$40	$40	(b)
Goldman Sachs Group, Inc., 5.15%, due 5/22/45	30	32	(b)
Hess Corp., 4.30%, due 4/1/27	30	30	(b)
Hewlett Packard Enterprise Co., 4.90%, due 10/15/25	20	21	(b)
HP, Inc., 4.65%, due 12/9/21	40	43	(b)
JPMorgan Chase & Co., 3.54%, due 5/1/28	30	30	(f)
Kinder Morgan, Inc., 5.55%, due 6/1/45	30	32	(b)
Lennar Corp., 4.50%, due 4/30/24	5	5
Microsoft Corp., 4.50%, due 2/6/57	25	26	(b)
Noble Energy, Inc., 5.25%, due 11/15/43	30	31	(b)
Reynolds American, Inc., 4.45%, due 6/12/25	20	21(b)
SunTrust Banks, Inc., Ser. G, 5.05%, due 12/31/99	35	35	(f)(h)
Verizon Communications, Inc.
4.13%, due 8/15/46	20	17	(b)
4.67%, due 3/15/55	25	23	(b)
Viacom, Inc., 4.38%, due 3/15/43	35	31	(b)
		1,039
Total Corporate Bonds (Cost $1,201)		1,213
	Principal Amount(d) (000's omitted)		Value (000's omitted)
Asset-Backed Securities 1.3%
Bear Stearns Asset Backed Securities Trust, Ser. 2006-SD2, Class M2, 1.79%, due 6/25/36		$100	$92	(f)
Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class M1, 1.34%, due 2/25/36		100	91	(f)
Citibank Credit Card Issuance Trust, Ser. 2017-A3, Class A3, 1.92%, due 4/7/22		100	101
Total Asset-Backed Securities (Cost $283)			284
Foreign Government Securities 0.4%
New Zealand Government Bond, Ser. 935, 2.50%, due 9/20/35	NZD	30	22	(i)
South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41	ZAR	1,320	70
Total Foreign Government Securities (Cost $105)			92
	Number of Shares
Exchange Traded Funds 2.1%
iShares iBoxx $ High Yield Corporate Bond ETF		700	62
PowerShares Senior Loan Portfolio		17,000	396
Total Exchange Traded Funds (Cost $457)			458
	Number of Shares	Value (000's omitted)
Investment Companies 53.0%
Neuberger Berman Emerging Markets Debt Fund Institutional Class	55,309	$492	(b)(j)
Neuberger Berman Emerging Markets Equity Fund Class R6	87,343	1,549	(b)(j)
Neuberger Berman Floating Rate Income Fund Institutional Class	42,679	424	(b)(j)
Neuberger Berman Genesis Fund Class R6	24,818	1,472	(b)(j)
Neuberger Berman High Income Bond Fund Class R6	130,032	1,147	(b)(j)
Neuberger Berman International Select Fund Class R6	335,966	3,901	*(b)(j)
Neuberger Berman Long Short Credit Fund Class R6	84,476	814	(b)(j)
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	128,885	776	*(b)(j)
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Class R6	100,904	1,096	(b)(j)
Total Investment Companies (Cost $11,321)		11,671
Short-Term Investment 0.3%
Investment Company 0.3%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $74)	74,008	74	(b)(k)
Total Investments 104.2% (Cost $21,885)		22,960
Other Assets Less Liabilities (4.2)%		(929	)(l)
Net Assets 100.0%		$22,031

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written for the Fund.

(b)  All or a portion of this security is segregated in connection with obligations for to be announced securities, options written, futures and/or forward foreign currency contracts with a total value of approximately $14,316,000.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $213,000 or 1.0% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  Principal amount is stated in the currency in which the security is denominated.
NZD = New Zealand Dollar
ZAR = South African Rand

(e)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(f)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(g)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2017 amounted to approximately $1,309,000, which represents 6.0% of net assets of the Fund.

(h)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board of Trustees (the "Board"). Total value of all such securities at April 30, 2017, amounted to approximately $35,000, which represents approximately 0.2% of net assets of the Fund.

(i)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2017 amounted to approximately $22,000, which represents 0.1% of net assets of the Fund.

(j)  Affiliated company as defined under the Investment Company Act of 1940 (see Note F of Notes to Financial Statements).

(k)  Represents 7-day effective yield as of April 30, 2017.

(l)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

(m)  Represents less than 0.05% of net assets.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2017, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
6/16/2017	3 Euro STOXX 50 Index	Long	$6,233
6/16/2017	5 FTSE 100 Index	Long	(2,003)
6/16/2017	3 Mini MSCI Emerging Markets Index	Long	1,609
6/16/2017	5 S&P 500 E-Mini Index	Long	3,397
6/19/2017	1 Mexican Peso	Long	(71)
6/21/2017	4 U.S. Long Bond	Long	4,875
6/21/2017	1 U.S. Treasury Note, 10 Year	Long	681
6/28/2017	1 United Kingdom Long Gilt Bond	Long	3,792
6/8/2017	1 Euro-Buxl Bond, 30 Year	Short	(700)
6/8/2017	1 Euro-OAT	Short	(3,061)
6/19/2017	1 Euro	Short	(2,435)
6/19/2017	1 Japanese Yen	Short	130
6/19/2017	1 New Zealand Dollar	Short	771
6/28/2017	1 United Kingdom Long Gilt Bond	Short	(4,109)
6/30/2017	1 U.S. Treasury Note, 5 Year	Short	(644)
Total			$8,465

At April 30, 2017, the notional value of futures for the Fund was $2,250,657 for long positions and $(949,586) for short positions. At April 30, 2017, the Fund had $116,533 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2017, the average notional value of futures for the Fund was $2,808,305 for long positions and $(2,136,288) for short positions.

Forward foreign currency contracts ("forward contracts")

At April 30, 2017, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
48,264	Australian Dollar	$36,208	Goldman Sachs International	5/11/2017	$(74)
25,185	Australian Dollar	19,216	Goldman Sachs International	5/11/2017	(360)
179,586	Australian Dollar	136,417	Goldman Sachs International	5/11/2017	(1,966)
19,326	Australian Dollar	14,475	Royal Bank of Canada	5/11/2017	(6)
59,756	Australian Dollar	44,915	Royal Bank of Canada	5/11/2017	(178)
53,951	Australian Dollar	40,586	Royal Bank of Canada	5/11/2017	(194)
54,313	Australian Dollar	40,893	Royal Bank of Canada	5/11/2017	(230)
20,694	Australian Dollar	15,736	Royal Bank of Canada	5/11/2017	(243)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
56,360	Australian Dollar	$42,567	Royal Bank of Canada	5/11/2017	$(372)
24,208	Australian Dollar	18,575	Royal Bank of Canada	5/11/2017	(451)
34,971	Australian Dollar	26,698	Royal Bank of Canada	5/11/2017	(516)
37,861	Australian Dollar	28,992	Royal Bank of Canada	5/11/2017	(646)
134,277	Australian Dollar	101,875	Royal Bank of Canada	5/11/2017	(1,345)
163,954	Australian Dollar	125,367	Royal Bank of Canada	5/11/2017	(2,619)
25,955	Australian Dollar	19,886	Societe Generale	5/11/2017	(454)
301,586	Australian Dollar	229,204	Societe Generale	5/11/2017	(3,414)
19,475	Australian Dollar	14,680	State Street Bank and Trust Company	5/11/2017	(100)
209,363	Australian Dollar	156,911	State Street Bank and Trust Company	5/11/2017	(167)
18,660	Australian Dollar	14,204	State Street Bank and Trust Company	5/11/2017	(234)
73,202	Australian Dollar	55,403	State Street Bank and Trust Company	5/11/2017	(598)
74,091	Australian Dollar	56,690	State Street Bank and Trust Company	5/11/2017	(1,220)
155,646	Australian Dollar	118,652	State Street Bank and Trust Company	5/11/2017	(2,124)
32,547	Canadian Dollar	24,109	Goldman Sachs International	5/11/2017	(263)
23,329	Canadian Dollar	17,764	Goldman Sachs International	5/11/2017	(672)
25,691	Canadian Dollar	19,658	Goldman Sachs International	5/11/2017	(835)
210,222	Canadian Dollar	157,361	Goldman Sachs International	5/11/2017	(3,336)
51,809	Canadian Dollar	38,106	Royal Bank of Canada	5/11/2017	(147)
36,903	Canadian Dollar	27,563	Royal Bank of Canada	5/11/2017	(525)
30,529	Canadian Dollar	23,304	Royal Bank of Canada	5/11/2017	(937)
65,427	Canadian Dollar	49,226	Royal Bank of Canada	5/11/2017	(1,289)
91,830	Canadian Dollar	69,066	Royal Bank of Canada	5/11/2017	(1,784)
124,837	Canadian Dollar	93,278	Royal Bank of Canada	5/11/2017	(1,813)
154,493	Canadian Dollar	115,063	Royal Bank of Canada	5/11/2017	(1,869)
100,064	Canadian Dollar	75,209	Royal Bank of Canada	5/11/2017	(1,894)
72,214	Canadian Dollar	55,206	Royal Bank of Canada	5/11/2017	(2,296)
127,332	Canadian Dollar	97,206	Royal Bank of Canada	5/11/2017	(3,913)
88,642	Canadian Dollar	67,806	Societe Generale	5/11/2017	(2,860)
104,679	Canadian Dollar	80,507	Societe Generale	5/11/2017	(3,811)
865,056	Canadian Dollar	657,562	Societe Generale	5/11/2017	(23,754)
15,217	Canadian Dollar	11,291	State Street Bank and Trust Company	5/11/2017	(142)
59,053	Canadian Dollar	43,500	State Street Bank and Trust Company	5/11/2017	(233)
17,534	Canadian Dollar	13,143	State Street Bank and Trust Company	5/11/2017	(297)
32,685	Canadian Dollar	24,424	State Street Bank and Trust Company	5/11/2017	(477)
32,952	Canadian Dollar	25,037	State Street Bank and Trust Company	5/11/2017	(894)
47,534	Canadian Dollar	36,262	State Street Bank and Trust Company	5/11/2017	(1,434)
49,065	Canadian Dollar	37,486	State Street Bank and Trust Company	5/11/2017	(1,537)
161,308	Canadian Dollar	120,856	State Street Bank and Trust Company	5/11/2017	(2,669)
334,380	Euro	358,178	Goldman Sachs International	5/11/2017	6,203
120,786	Euro	127,926	Royal Bank of Canada	5/11/2017	3,697
128,430	Euro	138,052	Royal Bank of Canada	5/11/2017	1,901
58,011	Euro	62,159	Royal Bank of Canada	5/11/2017	1,057

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
54,662	Euro	$58,605	Royal Bank of Canada	5/11/2017	$962
23,869	Euro	25,246	Royal Bank of Canada	5/11/2017	764
23,815	Euro	25,596	Royal Bank of Canada	5/11/2017	355
10,881	Euro	11,565	Royal Bank of Canada	5/11/2017	292
22,615	Euro	24,389	Royal Bank of Canada	5/11/2017	255
14,638	Euro	15,719	Royal Bank of Canada	5/11/2017	232
35,706	Euro	38,945	Royal Bank of Canada	5/11/2017	(35)
27,944	Euro	29,678	Societe Generale	5/11/2017	773
24,151	Euro	25,867	Societe Generale	5/11/2017	451
25,257	Euro	26,847	State Street Bank and Trust Company	5/11/2017	676
22,891	Euro	24,415	State Street Bank and Trust Company	5/11/2017	530
17,917	Euro	19,138	State Street Bank and Trust Company	5/11/2017	387
57,244	Euro	61,995	State Street Bank and Trust Company	5/11/2017	385
5,933,161	Japanese Yen	51,792	Goldman Sachs International	5/11/2017	1,449
1,685,156	Japanese Yen	14,764	Goldman Sachs International	5/11/2017	358
2,427,138	Japanese Yen	21,422	Goldman Sachs International	5/11/2017	358
34,969,949	Japanese Yen	312,212	Royal Bank of Canada	5/11/2017	1,595
4,420,690	Japanese Yen	38,638	Royal Bank of Canada	5/11/2017	1,032
5,320,423	Japanese Yen	46,901	Royal Bank of Canada	5/11/2017	843
5,325,565	Japanese Yen	47,000	Royal Bank of Canada	5/11/2017	790
6,607,964	Japanese Yen	59,304	Royal Bank of Canada	5/11/2017	(7)
4,796,583	Japanese Yen	42,762	Societe Generale	5/11/2017	281
1,681,269	Japanese Yen	14,838	Societe Generale	5/11/2017	249
14,447,418	Japanese Yen	128,918	State Street Bank and Trust Company	5/11/2017	728
12,861,465	Japanese Yen	114,884	State Street Bank and Trust Company	5/11/2017	530
3,295,843	Japanese Yen	29,734	State Street Bank and Trust Company	5/11/2017	(158)
2,772,288	Japanese Yen	25,443	State Street Bank and Trust Company	5/11/2017	(566)
6,292,693	Japanese Yen	57,186	State Street Bank and Trust Company	5/11/2017	(718)
6,085,055	Japanese Yen	55,805	State Street Bank and Trust Company	5/11/2017	(1,200)
3,949,973	Japanese Yen	35,561	Goldman Sachs International	8/2/2017	8
1,929,729	Mexican Peso	91,971	Goldman Sachs International	5/11/2017	10,389
33,177	New Zealand Dollar	23,626	Goldman Sachs International	5/11/2017	(852)
95,523	New Zealand Dollar	67,189	Goldman Sachs International	5/11/2017	(1,618)
59,332	New Zealand Dollar	42,895	Goldman Sachs International	5/11/2017	(2,166)
92,156	New Zealand Dollar	65,945	Goldman Sachs International	5/11/2017	(2,684)
32,305	New Zealand Dollar	22,554	Royal Bank of Canada	5/11/2017	(378)
47,540	New Zealand Dollar	33,354	Royal Bank of Canada	5/11/2017	(721)
38,436	New Zealand Dollar	27,260	Royal Bank of Canada	5/11/2017	(876)
84,116	New Zealand Dollar	58,729	Royal Bank of Canada	5/11/2017	(988)
47,325	New Zealand Dollar	33,798	Royal Bank of Canada	5/11/2017	(1,312)
85,389	New Zealand Dollar	59,966	Royal Bank of Canada	5/11/2017	(1,351)
446,491	New Zealand Dollar	324,985	Royal Bank of Canada	5/11/2017	(18,494)
74,940	New Zealand Dollar	53,807	Societe Generale	5/11/2017	(2,365)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
97,163	New Zealand Dollar	$70,798	Societe Generale	5/11/2017	$(4,101)
22,347	New Zealand Dollar	15,489	State Street Bank and Trust Company	5/11/2017	(149)
50,854	New Zealand Dollar	35,120	State Street Bank and Trust Company	5/11/2017	(211)
30,725	New Zealand Dollar	21,541	State Street Bank and Trust Company	5/11/2017	(450)
32,081	New Zealand Dollar	22,605	State Street Bank and Trust Company	5/11/2017	(583)
89,169	New Zealand Dollar	61,819	State Street Bank and Trust Company	5/11/2017	(609)
44,534	New Zealand Dollar	31,936	State Street Bank and Trust Company	5/11/2017	(1,366)
106,464	New Zealand Dollar	74,667	State Street Bank and Trust Company	5/11/2017	(1,586)
117,166	New Zealand Dollar	82,207	State Street Bank and Trust Company	5/11/2017	(1,779)
455,582	New Zealand Dollar	331,349	State Street Bank and Trust Company	5/11/2017	(18,618)
127,079	New Zealand Dollar	86,909	Goldman Sachs International	8/2/2017	149
426,237	Norwegian Krone	50,993	Goldman Sachs International	5/11/2017	(1,345)
344,344	Norwegian Krone	40,108	Royal Bank of Canada	5/11/2017	1
222,547	Norwegian Krone	25,884	Royal Bank of Canada	5/11/2017	38
121,178	Norwegian Krone	14,208	Royal Bank of Canada	5/11/2017	(93)
316,081	Norwegian Krone	37,209	Royal Bank of Canada	5/11/2017	(391)
284,532	Norwegian Krone	34,023	Royal Bank of Canada	5/11/2017	(881)
608,807	Norwegian Krone	73,218	Royal Bank of Canada	5/11/2017	(2,304)
1,134,001	Norwegian Krone	136,370	Royal Bank of Canada	5/11/2017	(4,281)
718,026	Norwegian Krone	86,000	Societe Generale	5/11/2017	(2,364)
2,213,531	Norwegian Krone	266,136	Societe Generale	5/11/2017	(8,303)
99,557	Norwegian Krone	11,468	State Street Bank and Trust Company	5/11/2017	129
155,723	Norwegian Krone	18,101	State Street Bank and Trust Company	5/11/2017	38
95,035	Norwegian Krone	11,082	State Street Bank and Trust Company	5/11/2017	(12)
376,078	Norwegian Krone	44,107	State Street Bank and Trust Company	5/11/2017	(301)
353,639	Norwegian Krone	41,666	State Street Bank and Trust Company	5/11/2017	(474)
987,703	Norwegian Krone	115,638	State Street Bank and Trust Company	5/11/2017	(590)
191,289	Norwegian Krone	23,018	State Street Bank and Trust Company	5/11/2017	(737)
335,305	Norwegian Krone	40,321	State Street Bank and Trust Company	5/11/2017	(1,265)
564,275	Norwegian Krone	67,786	State Street Bank and Trust Company	5/11/2017	(2,059)
946,959	Norwegian Krone	110,946	Goldman Sachs International	8/2/2017	(532)
16,339	Pound Sterling	19,879	Goldman Sachs International	5/11/2017	1,288
26,082	Pound Sterling	32,676	Goldman Sachs International	5/11/2017	1,113
111,881	Pound Sterling	136,711	Royal Bank of Canada	5/11/2017	8,230
114,253	Pound Sterling	140,505	Royal Bank of Canada	5/11/2017	7,509
124,269	Pound Sterling	153,978	Royal Bank of Canada	5/11/2017	7,012
61,673	Pound Sterling	76,640	Royal Bank of Canada	5/11/2017	3,257
53,709	Pound Sterling	66,847	Royal Bank of Canada	5/11/2017	2,733
28,233	Pound Sterling	34,578	Royal Bank of Canada	5/11/2017	1,997
12,591	Pound Sterling	15,701	Royal Bank of Canada	5/11/2017	611
10,698	Pound Sterling	13,427	Royal Bank of Canada	5/11/2017	433
9,467	Pound Sterling	11,905	Royal Bank of Canada	5/11/2017	359
142,240	Pound Sterling	176,392	Societe Generale	5/11/2017	7,879

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
33,809	Pound Sterling	$41,179	State Street Bank and Trust Company	5/11/2017	$2,621
20,727	Pound Sterling	25,225	State Street Bank and Trust Company	5/11/2017	1,627
8,603	Pound Sterling	10,758	State Street Bank and Trust Company	5/11/2017	388
112,802	Swedish Krona	12,638	Goldman Sachs International	5/11/2017	102
676,681	Swedish Krona	76,384	Goldman Sachs International	5/11/2017	45
605,392	Swedish Krona	67,251	Royal Bank of Canada	5/11/2017	1,126
648,280	Swedish Krona	72,316	Royal Bank of Canada	5/11/2017	905
249,028	Swedish Krona	27,627	Royal Bank of Canada	5/11/2017	500
193,738	Swedish Krona	21,541	Royal Bank of Canada	5/11/2017	341
160,951	Swedish Krona	18,134	Royal Bank of Canada	5/11/2017	45
209,860	Swedish Krona	23,736	Royal Bank of Canada	5/11/2017	(33)
2,823,120	Swedish Krona	319,283	Royal Bank of Canada	5/11/2017	(421)
207,235	Swedish Krona	23,041	Societe Generale	5/11/2017	365
689,095	Swedish Krona	76,451	State Street Bank and Trust Company	5/11/2017	1,380
573,583	Swedish Krona	64,039	State Street Bank and Trust Company	5/11/2017	746
275,803	Swedish Krona	30,543	State Street Bank and Trust Company	5/11/2017	608
103,845	Swedish Krona	11,522	State Street Bank and Trust Company	5/11/2017	207
107,725	Swedish Krona	11,990	State Street Bank and Trust Company	5/11/2017	178
99,555	Swedish Krona	11,197	State Street Bank and Trust Company	5/11/2017	48
1,088,949	Swedish Krona	123,154	State Street Bank and Trust Company	5/11/2017	(161)
321,191	Swedish Krona	36,651	State Street Bank and Trust Company	5/11/2017	(374)
411,606	Swedish Krona	46,820	Goldman Sachs International	8/2/2017	(124)
36,472	Swiss Franc	36,287	Goldman Sachs International	5/11/2017	386
56,295	Swiss Franc	56,330	Goldman Sachs International	5/11/2017	275
5,033	Swiss Franc	5,058	Goldman Sachs International	5/11/2017	2
50,383	Swiss Franc	50,192	Royal Bank of Canada	5/11/2017	468
32,764	Swiss Franc	32,646	Royal Bank of Canada	5/11/2017	299
13,659	Swiss Franc	13,691	Royal Bank of Canada	5/11/2017	43
65,455	Swiss Franc	65,780	Royal Bank of Canada	5/11/2017	35
40,831	Swiss Franc	41,100	Royal Bank of Canada	5/11/2017	(45)
31,267	Swiss Franc	31,247	Societe Generale	5/11/2017	192
106,874	Swiss Franc	106,300	State Street Bank and Trust Company	5/11/2017	1,162
73,421	Swiss Franc	73,075	State Street Bank and Trust Company	5/11/2017	750
48,023	Swiss Franc	48,025	State Street Bank and Trust Company	5/11/2017	262
10,566	Swiss Franc	10,591	State Street Bank and Trust Company	5/11/2017	33
39,719	Swiss Franc	39,935	State Street Bank and Trust Company	5/11/2017	2
393,221	Swiss Franc	395,527	State Street Bank and Trust Company	5/11/2017	(143)
159,775	Swiss Franc	160,699	State Street Bank and Trust Company	5/11/2017	(45)
Total					$(74,964)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
16,559	Australian Dollar	$12,693	Goldman Sachs International	5/11/2017	$296
88,369	Australian Dollar	67,551	Goldman Sachs International	5/11/2017	1,391
93,388	Australian Dollar	71,013	Goldman Sachs International	5/11/2017	1,096
23,422	Australian Dollar	17,646	Royal Bank of Canada	5/11/2017	110
356,850	Australian Dollar	271,260	Royal Bank of Canada	5/11/2017	4,095
226,615	Australian Dollar	171,628	Royal Bank of Canada	5/11/2017	1,967
19,603	Australian Dollar	15,049	Royal Bank of Canada	5/11/2017	373
17,817	Australian Dollar	13,747	Royal Bank of Canada	5/11/2017	408
50,642	Australian Dollar	38,780	Royal Bank of Canada	5/11/2017	866
137,723	Australian Dollar	105,311	Societe Generale	5/11/2017	2,202
28,021	Australian Dollar	21,369	Societe Generale	5/11/2017	391
736,763	Australian Dollar	560,073	State Street Bank and Trust Company	5/11/2017	8,478
13,448	Australian Dollar	10,270	State Street Bank and Trust Company	5/11/2017	202
88,404	Australian Dollar	67,781	State Street Bank and Trust Company	5/11/2017	1,595
18,577	Australian Dollar	13,979	State Street Bank and Trust Company	5/11/2017	70
83,723	Australian Dollar	63,251	State Street Bank and Trust Company	5/11/2017	570
29,856	Australian Dollar	22,313	State Street Bank and Trust Company	5/11/2017	(39)
14,964	Australian Dollar	11,277	State Street Bank and Trust Company	5/11/2017	74
31,166	Australian Dollar	23,186	Goldman Sachs International	8/2/2017	(115)
583,835	Canadian Dollar	442,526	Goldman Sachs International	5/11/2017	14,762
19,348	Canadian Dollar	14,528	Goldman Sachs International	5/11/2017	352
976,973	Canadian Dollar	742,223	Royal Bank of Canada	5/11/2017	26,416
124,852	Canadian Dollar	94,878	Royal Bank of Canada	5/11/2017	3,402
142,788	Canadian Dollar	108,315	Royal Bank of Canada	5/11/2017	3,697
34,901	Canadian Dollar	26,052	Royal Bank of Canada	5/11/2017	480
71,384	Canadian Dollar	53,436	Royal Bank of Canada	5/11/2017	1,134
21,047	Canadian Dollar	15,657	Royal Bank of Canada	5/11/2017	236
19,495	Canadian Dollar	14,677	Royal Bank of Canada	5/11/2017	393
59,782	Canadian Dollar	44,570	Royal Bank of Canada	5/11/2017	769
77,878	Canadian Dollar	59,427	Societe Generale	5/11/2017	2,367
56,233	Canadian Dollar	42,079	State Street Bank and Trust Company	5/11/2017	878
60,435	Canadian Dollar	45,365	State Street Bank and Trust Company	5/11/2017	1,086
26,432	Canadian Dollar	19,598	State Street Bank and Trust Company	5/11/2017	232
32,113	Canadian Dollar	23,777	State Street Bank and Trust Company	5/11/2017	249
45,596	Euro	49,231	Goldman Sachs International	5/11/2017	(456)
28,279	Euro	29,910	Goldman Sachs International	5/11/2017	(907)
57,012	Euro	60,338	Goldman Sachs International	5/11/2017	(1,789)
17,175	Euro	18,346	Royal Bank of Canada	5/11/2017	(370)
30,562	Euro	32,517	Royal Bank of Canada	5/11/2017	(787)
118,045	Euro	124,440	Royal Bank of Canada	5/11/2017	(4,196)
35,369	Euro	37,517	Royal Bank of Canada	5/11/2017	(1,026)
30,011	Euro	32,459	Royal Bank of Canada	5/11/2017	(244)
41,336	Euro	44,689	Royal Bank of Canada	5/11/2017	(356)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
39,060	Euro	$42,005	Royal Bank of Canada	5/11/2017	$(559)
17,664	Euro	18,844	Royal Bank of Canada	5/11/2017	(405)
16,805	Euro	17,890	Royal Bank of Canada	5/11/2017	(423)
25,109	Euro	27,079	Societe Generale	5/11/2017	(283)
17,807	Euro	18,975	Societe Generale	5/11/2017	(430)
195,135	Euro	209,132	State Street Bank and Trust Company	5/11/2017	(3,511)
66,304	Euro	71,083	State Street Bank and Trust Company	5/11/2017	(1,170)
33,023	Euro	35,282	State Street Bank and Trust Company	5/11/2017	(704)
47,445	Euro	50,150	State Street Bank and Trust Company	5/11/2017	(1,552)
64,837	Euro	69,237	State Street Bank and Trust Company	5/11/2017	(1,417)
30,640	Euro	33,362	State Street Bank and Trust Company	5/11/2017	(27)
54,635	Euro	58,436	State Street Bank and Trust Company	5/11/2017	(1,101)
11,448	Euro	12,321	State Street Bank and Trust Company	5/11/2017	(154)
50,684	Euro	55,248	State Street Bank and Trust Company	5/11/2017	16
58,380	Euro	63,899	Goldman Sachs International	8/2/2017	9
9,490,863	Japanese Yen	84,704	Goldman Sachs International	5/11/2017	(464)
5,007,440	Japanese Yen	44,624	Goldman Sachs International	5/11/2017	(311)
2,356,962	Japanese Yen	20,687	Goldman Sachs International	5/11/2017	(464)
1,780,695	Japanese Yen	16,063	Goldman Sachs International	5/11/2017	84
3,826,459	Japanese Yen	34,180	Royal Bank of Canada	5/11/2017	(157)
4,106,177	Japanese Yen	36,335	Royal Bank of Canada	5/11/2017	(513)
1,755,436	Japanese Yen	15,680	Royal Bank of Canada	5/11/2017	(73)
4,144,276	Japanese Yen	36,313	Royal Bank of Canada	5/11/2017	(876)
13,212,055	Japanese Yen	116,280	Royal Bank of Canada	5/11/2017	(2,280)
7,272,003	Japanese Yen	64,331	Royal Bank of Canada	5/11/2017	(925)
2,990,629	Japanese Yen	26,914	Royal Bank of Canada	5/11/2017	78
3,149,136	Japanese Yen	28,415	Royal Bank of Canada	5/11/2017	156
4,629,729	Japanese Yen	41,676	Royal Bank of Canada	5/11/2017	131
2,179,890	Japanese Yen	19,709	Royal Bank of Canada	5/11/2017	147
6,612,478	Japanese Yen	59,822	Royal Bank of Canada	5/11/2017	484
9,259,479	Japanese Yen	82,594	Societe Generale	5/11/2017	(497)
12,836,005	Japanese Yen	114,696	Societe Generale	5/11/2017	(490)
2,989,426	Japanese Yen	26,555	State Street Bank and Trust Company	5/11/2017	(271)
4,563,725	Japanese Yen	39,887	State Street Bank and Trust Company	5/11/2017	(1,066)
4,242,779	Japanese Yen	38,520	State Street Bank and Trust Company	5/11/2017	447
2,703,973	Japanese Yen	24,687	State Street Bank and Trust Company	5/11/2017	422
14,819,832	Japanese Yen	136,468	State Street Bank and Trust Company	5/11/2017	3,480
2,800,281	Japanese Yen	25,202	State Street Bank and Trust Company	5/11/2017	74
522,437	Mexican Peso	25,401	Goldman Sachs International	5/11/2017	(2,312)
402,149	Mexican Peso	19,235	State Street Bank and Trust Company	5/11/2017	(2,096)
1,005,949	Mexican Peso	48,632	State Street Bank and Trust Company	5/11/2017	(4,727)
216,895	New Zealand Dollar	157,698	Goldman Sachs International	5/11/2017	8,811
62,723	New Zealand Dollar	45,505	Royal Bank of Canada	5/11/2017	2,449

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
59,063	New Zealand Dollar	$42,968	Royal Bank of Canada	5/11/2017	$2,425
65,562	New Zealand Dollar	47,003	Royal Bank of Canada	5/11/2017	1,998
46,014	New Zealand Dollar	33,097	Royal Bank of Canada	5/11/2017	1,511
66,050	New Zealand Dollar	46,325	Royal Bank of Canada	5/11/2017	986
22,611	New Zealand Dollar	15,792	Royal Bank of Canada	5/11/2017	271
15,082	New Zealand Dollar	10,602	Royal Bank of Canada	5/11/2017	249
165,901	New Zealand Dollar	115,421	Royal Bank of Canada	5/11/2017	1,539
905,870	New Zealand Dollar	658,359	Societe Generale	5/11/2017	36,530
41,875	New Zealand Dollar	29,966	Societe Generale	5/11/2017	1,221
40,127	New Zealand Dollar	28,777	State Street Bank and Trust Company	5/11/2017	1,233
90,624	New Zealand Dollar	64,373	State Street Bank and Trust Company	5/11/2017	2,164
22,730	New Zealand Dollar	15,708	State Street Bank and Trust Company	5/11/2017	105
27,207	New Zealand Dollar	19,099	State Street Bank and Trust Company	5/11/2017	422
75,695	New Zealand Dollar	52,913	State Street Bank and Trust Company	5/11/2017	953
27,330	New Zealand Dollar	18,952	State Street Bank and Trust Company	5/11/2017	191
1,313,745	Norwegian Krone	157,792	Goldman Sachs International	5/11/2017	4,766
514,872	Norwegian Krone	61,336	Goldman Sachs International	5/11/2017	1,363
433,379	Norwegian Krone	50,619	Goldman Sachs International	5/11/2017	139
194,564	Norwegian Krone	22,971	Goldman Sachs International	5/11/2017	308
278,728	Norwegian Krone	33,547	Royal Bank of Canada	5/11/2017	1,081
365,847	Norwegian Krone	43,938	Royal Bank of Canada	5/11/2017	1,324
246,236	Norwegian Krone	29,189	Royal Bank of Canada	5/11/2017	507
91,517	Norwegian Krone	10,819	Royal Bank of Canada	5/11/2017	159
381,991	Norwegian Krone	44,701	Royal Bank of Canada	5/11/2017	207
100,222	Norwegian Krone	11,645	Royal Bank of Canada	5/11/2017	(29)
254,459	Norwegian Krone	29,845	Royal Bank of Canada	5/11/2017	206
337,727	Norwegian Krone	39,380	Royal Bank of Canada	5/11/2017	41
684,177	Norwegian Krone	83,010	Societe Generale	5/11/2017	3,316
87,729	Norwegian Krone	10,536	State Street Bank and Trust Company	5/11/2017	318
193,460	Norwegian Krone	22,944	State Street Bank and Trust Company	5/11/2017	409
988,071	Norwegian Krone	115,294	State Street Bank and Trust Company	5/11/2017	203
47,677	Pound Sterling	59,043	Goldman Sachs International	5/11/2017	(2,722)
42,856	Pound Sterling	53,367	Goldman Sachs International	5/11/2017	(2,153)
31,987	Pound Sterling	39,938	Royal Bank of Canada	5/11/2017	(1,501)
33,529	Pound Sterling	41,113	Royal Bank of Canada	5/11/2017	(2,323)
11,396	Pound Sterling	13,973	Royal Bank of Canada	5/11/2017	(790)
48,264	Pound Sterling	60,186	Royal Bank of Canada	5/11/2017	(2,340)
69,684	Pound Sterling	86,897	Royal Bank of Canada	5/11/2017	(3,379)
9,092	Pound Sterling	11,377	Royal Bank of Canada	5/11/2017	(402)
50,901	Pound Sterling	65,248	Royal Bank of Canada	5/11/2017	(694)
34,442	Pound Sterling	43,020	Societe Generale	5/11/2017	(1,600)
107,338	Pound Sterling	133,233	State Street Bank and Trust Company	5/11/2017	(5,822)
61,221	Pound Sterling	77,011	State Street Bank and Trust Company	5/11/2017	(2,301)
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
54,332	Pound Sterling	$67,873	State Street Bank and Trust Company	5/11/2017	$(2,514)
140,348	Pound Sterling	173,807	State Street Bank and Trust Company	5/11/2017	(8,013)
20,826	Pound Sterling	26,234	State Street Bank and Trust Company	5/11/2017	(746)
8,911	Pound Sterling	11,114	State Street Bank and Trust Company	5/11/2017	(430)
23,174	Pound Sterling	28,961	State Street Bank and Trust Company	5/11/2017	(1,061)
75,424	Pound Sterling	94,619	State Street Bank and Trust Company	5/11/2017	(3,093)
17,688	Pound Sterling	22,666	State Street Bank and Trust Company	5/11/2017	(248)
66,775	Pound Sterling	85,636	State Street Bank and Trust Company	5/11/2017	(871)
36,854	Pound Sterling	47,699	Goldman Sachs International	8/2/2017	(159)
491,913	Swedish Krona	55,280	Goldman Sachs International	5/11/2017	(280)
356,314	Swedish Krona	39,802	Goldman Sachs International	5/11/2017	(443)
152,054	Swedish Krona	16,849	Goldman Sachs International	5/11/2017	(325)
145,992	Swedish Krona	16,178	Goldman Sachs International	5/11/2017	(311)
341,541	Swedish Krona	38,875	Goldman Sachs International	5/11/2017	299
313,140	Swedish Krona	35,630	Royal Bank of Canada	5/11/2017	262
163,418	Swedish Krona	18,213	Royal Bank of Canada	5/11/2017	(245)
293,814	Swedish Krona	32,920	Royal Bank of Canada	5/11/2017	(265)
283,523	Swedish Krona	32,195	Royal Bank of Canada	5/11/2017	172
120,457	Swedish Krona	13,677	Royal Bank of Canada	5/11/2017	72
144,109	Swedish Krona	16,176	Royal Bank of Canada	5/11/2017	(100)
163,239	Swedish Krona	18,233	Royal Bank of Canada	5/11/2017	(205)
388,833	Swedish Krona	44,366	Societe Generale	5/11/2017	448
649,349	Swedish Krona	73,394	Societe Generale	5/11/2017	52
162,149	Swedish Krona	18,226	Societe Generale	5/11/2017	(88)
798,353	Swedish Krona	90,291	State Street Bank and Trust Company	5/11/2017	119
574,006	Swedish Krona	64,795	State Street Bank and Trust Company	5/11/2017	(37)
720,607	Swedish Krona	80,784	State Street Bank and Trust Company	5/11/2017	(607)
330,593	Swedish Krona	37,608	State Street Bank and Trust Company	5/11/2017	269
278,951	Swedish Krona	31,851	State Street Bank and Trust Company	5/11/2017	344
555,729	Swedish Krona	61,672	State Street Bank and Trust Company	5/11/2017	(1,096)
247,299	Swedish Krona	28,011	State Street Bank and Trust Company	5/11/2017	80
15,607	Swiss Franc	15,424	Goldman Sachs International	5/11/2017	(269)
54,224	Swiss Franc	54,797	Goldman Sachs International	5/11/2017	275
31,384	Swiss Franc	31,688	Royal Bank of Canada	5/11/2017	132
246,935	Swiss Franc	248,508	Royal Bank of Canada	5/11/2017	215
16,657	Swiss Franc	16,647	Royal Bank of Canada	5/11/2017	(101)
28,907	Swiss Franc	28,736	Royal Bank of Canada	5/11/2017	(330)
25,925	Swiss Franc	25,722	Royal Bank of Canada	5/11/2017	(346)
97,950	Swiss Franc	97,228	Royal Bank of Canada	5/11/2017	(1,260)
49,733	Swiss Franc	49,233	Royal Bank of Canada	5/11/2017	(774)
10,443	Swiss Franc	10,536	Royal Bank of Canada	5/11/2017	36
34,798	Swiss Franc	34,864	Royal Bank of Canada	5/11/2017	(125)
55,552	Swiss Franc	55,908	Royal Bank of Canada	5/11/2017	51

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
712,299	Swiss Franc	716,364	Societe Generale	5/11/2017	$148
49,752	Swiss Franc	49,595	Societe Generale	5/11/2017	(431)
17,795	Swiss Franc	18,125	State Street Bank and Trust Company	5/11/2017	232
52,115	Swiss Franc	52,016	State Street Bank and Trust Company	5/11/2017	(385)
40,533	Swiss Franc	40,723	State Street Bank and Trust Company	5/11/2017	(33)
63,042	Swiss Franc	63,425	State Street Bank and Trust Company	5/11/2017	36
70,815	Swiss Franc	71,264	State Street Bank and Trust Company	5/11/2017	59
92,759	Swiss Franc	93,809	Goldman Sachs International	8/2/2017	54
Total					$76,135

For the six months ended April 30, 2017, the Fund's investments in forward contracts had an average notional value of $18,368,654.

Written option contracts ("options written")

At April 30, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
iShares MSCI EAFE ETF, Call	14	$63.5	5/5/2017	$(658)
iShares MSCI EAFE ETF, Call	28	63.5	5/12/2017	(2,086)
iShares MSCI EAFE ETF, Call	4	63	5/19/2017	(496)
iShares MSCI EAFE ETF, Call	10	64	5/19/2017	(560)
iShares MSCI EAFE ETF, Call	14	65.5	5/19/2017	(119)
iShares MSCI EAFE ETF, Call	10	65	5/26/2017	(225)
iShares MSCI EAFE ETF, Call	19	65.5	5/26/2017	(199)
iShares MSCI EAFE ETF, Call	5	65.5	6/2/2017	(75)
iShares MSCI EAFE ETF, Put	1	61	5/5/2017	(3)
iShares MSCI EAFE ETF, Put	2	60	5/12/2017	(11)
iShares MSCI EAFE ETF, Put	14	60.5	5/12/2017	(112)
iShares MSCI EAFE ETF, Put	14	62	5/12/2017	(210)
iShares MSCI EAFE ETF, Put	31	60	5/19/2017	(294)
iShares MSCI EAFE ETF, Put	1	62	5/26/2017	(26)
iShares MSCI EAFE ETF, Put	17	61.5	5/26/2017	(357)
iShares MSCI EAFE ETF, Put	13	62.5	5/26/2017	(435)
iShares MSCI EAFE ETF, Put	5	62.5	6/2/2017	(200)
iShares MSCI EAFE ETF, Put	29	62	6/2/2017	(971)
iShares MSCI Emerging ETF, Call	19	40.5	5/12/2017	(389)
iShares MSCI Emerging ETF, Call	6	40	5/19/2017	(321)
iShares MSCI Emerging ETF, Call	7	40.5	5/19/2017	(210)
iShares MSCI Emerging ETF, Call	7	41	5/19/2017	(98)
iShares MSCI Emerging ETF, Call	7	41	5/26/2017	(143)
iShares MSCI Emerging ETF, Call	13	41.5	5/26/2017	(123)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
iShares MSCI Emerging ETF, Put	6	$38.5	5/5/2017	$(12)
iShares MSCI Emerging ETF, Put	19	38	5/12/2017	(67)
iShares MSCI Emerging ETF, Put	2	38.5	5/12/2017	(12)
iShares MSCI Emerging ETF, Put	3	37.5	5/19/2017	(15)
iShares MSCI Emerging ETF, Put	18	38	5/19/2017	(126)
iShares MSCI Emerging ETF, Put	4	38	5/26/2017	(46)
iShares MSCI Emerging ETF, Put	4	38.5	5/26/2017	(64)
iShares MSCI Emerging ETF, Put	13	39	5/26/2017	(293)
iShares MSCI Emerging ETF, Put	15	38.5	6/2/2017	(338)
S&P 500 Mini Index, Call	1	240	5/5/2017	(23)
S&P 500 Mini Index, Call	9	240.5	5/5/2017	(117)
S&P 500 Mini Index, Call	4	239.5	5/12/2017	(348)
S&P 500 Mini Index, Call	7	240.5	5/12/2017	(315)
S&P 500 Mini Index, Call	10	239	5/19/2017	(1,390)
S&P 500 Mini Index, Call	1	240	5/19/2017	(92)
S&P 500 Mini Index, Call	4	242	5/26/2017	(206)
S&P 500 Mini Index, Call	1	243	5/26/2017	(33)
S&P 500 Mini Index, Call	4	243.5	5/26/2017	(100)
S&P 500 Mini Index, Call	2	244.5	5/26/2017	(29)
S&P 500 Mini Index, Put	2	231.5	5/5/2017	(22)
S&P 500 Mini Index, Put	3	232.5	5/5/2017	(0	)(a)(b)
S&P 500 Mini Index, Put	4	229	5/12/2017	(104)
S&P 500 Mini Index, Put	6	230	5/12/2017	(183)
S&P 500 Mini Index, Put	1	231.5	5/12/2017	(38)
S&P 500 Mini Index, Put	3	229	5/19/2017	(126)
S&P 500 Mini Index, Put	5	230	5/19/2017	(240)
S&P 500 Mini Index, Put	4	231	5/19/2017	(216)
S&P 500 Mini Index, Put	1	230.5	5/26/2017	(65)
S&P 500 Mini Index, Put	6	234	5/26/2017	(621)
S&P 500 Mini Index, Put	5	235	5/26/2017	(600)
S&P 500 Mini Index, Put	4	234	6/2/2017	(516)
S&P 500 Mini Index, Put	2	235	6/2/2017	(298)
Total (premium received: $20,931)				$(14,976)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Options written for the Fund for the six months ended April 30, 2017 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/2016	236	$13,297
Options Written	2,976	111,473
Options Expired	—	—
Options Exercised	—	—
Options Closed	(2,749)	(103,839)
Outstanding 4/30/2017	463	$20,931

For the six months ended April 30, 2017, the Fund had an average market value of $(11,443) in options written. At April 30, 2017, the Fund had securities pledged in the amount of $1,201,578 to cover collateral requirements for options written.

(a)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board.

(b)  Amount less than one dollar.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$5,412	$—	$—	$5,412
U.S. Treasury Obligations	—	2,192	—	2,192
U.S. Government Agency Security	—	120	—	120
Mortgage-Backed Securities(a)	—	1,444	—	1,444
Corporate Bonds(a)	—	1,213	—	1,213
Asset-Backed Securities	—	284	—	284
Foreign Government Securities	—	92	—	92
Exchange Traded Funds	458	—	—	458
Investment Companies	—	11,671	—	11,671
Short-Term Investment	—	74	—	74
Total Investments	$5,870	$17,090	$—	$22,960

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level(b)		Total
Futures(a)
Assets	$21	$—	$—		$21
Liabilities	(12)	—	—		(12)
Forward Contracts(a)
Assets	—	262	—		262
Liabilities	—	(261)	—		(261)
Options Written
Liabilities	(15)	—	(0	)(c)	(15)
Total	$(6)	$1	$(0	)(c)	$(5)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016		Accrued discounts/ (premiums)	Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)		Purchases		Sales		Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Other Financial Instruments:
(000's omitted)
Options Written(d)	$(0	)(c)	$—	$0	(c)	$0	(c)	$0	(c)	$(0	)(c)	$—	$—	$(0	)(c)	$0	(c)
Total	$(0	)(c)	$—	$0	(c)	$0	(c)	$0	(c)	$(0	)(c)	$—	$—	$(0	)(c)	$0	(c)

(c)  Amount less than one thousand.

(d)  As of the six months ended April 30, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Investment Companies*	$11,671	53.0%
U.S. Treasury Obligations	2,192	9.9%
Mortgage-Backed Securities	1,444	6.6%
Banks	765	3.5%
Exchange Traded Funds	458	2.1%
Insurance	301	1.4%
Asset-Backed Securities	284	1.3%
Pharmaceuticals	279	1.3%
Oil, Gas & Consumable Fuels	240	1.1%
Food & Staples Retailing	236	1.1%
Media	232	1.1%
Software	200	0.9%
Computers	182	0.8%
Technology Hardware, Storage & Peripherals	168	0.8%
Health Care Providers & Services	166	0.8%
Electronic Equipment, Instruments & Components	165	0.7%
Telecommunications	165	0.7%
Hotels, Restaurants & Leisure	160	0.7%
Metals & Mining	155	0.7%
Equity Real Estate Investment Trusts	152	0.7%
Health Care Equipment & Supplies	152	0.7%
Internet Software & Services	137	0.6%
Food Products	127	0.6%
Automobiles	126	0.6%
Biotechnology	124	0.6%
Communications Equipment	124	0.6%
U.S. Government Agency Security	120	0.5%
Airlines	114	0.5%
Auto Manufacturers	113	0.5%
Trading Companies & Distributors	111	0.5%
Construction & Engineering	102	0.5%
Specialty Retail	99	0.4%
Energy Equipment & Services	98	0.4%
Electric Utilities	95	0.4%
Foreign Government Securities**	92	0.4%
Semiconductors & Semiconductor Equipment	89	0.4%
IT Services	87	0.4%
Capital Markets	86	0.4%
Diversified Telecommunication Services	83	0.4%
Aerospace & Defense	75	0.3%
Auto Components	72	0.3%
Oil & Gas	71	0.3%
Chemicals	63	0.3%
Diversified Financial Services	59	0.3%
Household Durables	56	0.3%
Wireless Telecommunication Services	55	0.3%
Pipelines	54	0.2%
Commercial Services & Supplies	49	0.2%
Household Products	49	0.2%
Industrial Conglomerates	46	0.2%
Life Sciences Tools & Services	46	0.2%
Professional Services	40	0.2%
Machinery	38	0.2%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY (cont'd)

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Multi-Utilities	$35	0.2%
Real Estate Management & Development	33	0.2%
Paper & Forest Products	25	0.1%
Tobacco	24	0.1%
Iron—Steel	22	0.1%
Agriculture	21	0.1%
Healthcare—Products	21	0.1%
Personal Products	20	0.1%
Internet & Catalog Retail	20	0.1%
Independent Power and Renewable Electricity Producers	19	0.1%
Commercial Services	18	0.1%
Road & Rail	16	0.1%
Textiles, Apparel & Luxury Goods	14	0.1%
Beverages	13	0.1%
Containers & Packaging	12	0.1%
Multiline Retail	12	0.1%
Electrical Equipment	11	0.0%
Air Freight & Logistics	11	0.0%
Diversified Consumer Services	11	0.0%
Building Products	10	0.0%
Consumer Finance	10	0.0%
Distributors	9	0.0%
Mortgage Real Estate Investment Trusts	8	0.0%
Leisure Products	6	0.0%
Construction Materials	5	0.0%
Home Builders	5	0.0%
Gas Utilities	4	0.0%
Marine	4	0.0%
Short-Term Investment and Other Assets-Net	(855)	(3.9)%
	$22,031	100.0%

*  Each position is an Investment Company under the 1940 Act and is not treated as an industry for purposes of the Fund's policy on industry concentration. This represents the aggregate of all investment companies.

**  Each foreign government is deemed its own industry. This represents the aggregate of all foreign governments.

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund (Unaudited) April 30, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 36.2%
	U.S. Treasury Notes
$1,000	1.38%, due 12/15/19	$1,000	(a)
1,000	1.63%, due 3/15/20	1,005
Total U.S. Treasury Obligations (Cost $2,007)		2,005
NUMBER OF CONTRACTS
(000's omitted)
Options Purchased 0.0%(e)
Call Options 0.0%(e)
Index 0.0%(e)
2	S&P 500 Index 5/5/17 @ 2,575	0	(b)(f)
2	S&P 500 Index 5/5/17 @ 2,600	0	(b)(f)
6	S&P 500 Index 5/12/17 @ 2,600	0	(b)
2	S&P 500 Index 5/19/17 @ 2,590	0	(b)(f)
3	S&P 500 Index 5/19/17 @ 2,625	0	(b)
3	S&P 500 Index 5/26/17 @ 2,600	0	(b)
		0
Put Options 0.0%(e)
Index 0.0%(e)
2	S&P 500 Index 5/5/17 @ 2,110	0	(b)
1	S&P 500 Index 5/5/17 @ 2,115	0	(b)
1	S&P 500 Index 5/5/17 @ 2,125	0	(b)
2	S&P 500 Index 5/12/17 @ 2,115	0	(b)
1	S&P 500 Index 5/12/17 @ 2,125	0	(b)
3	S&P 500 Index 5/12/17 @ 2,145	0	(b)
2	S&P 500 Index 5/19/17 @ 2,115	0	(b)(f)
3	S&P 500 Index 5/19/17 @ 2,145	0	(b)
3	S&P 500 Index 5/26/17 @ 2,145	1
		1
Total Options Purchased (Cost $3)		1
NUMBER OF SHARES
Short-Term Investment 63.9%
Investment Company 63.9%
3,546,588	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $3,547)	3,547	(c)
	Total Investments 100.1% (Cost $5,557)	5,553
	Other Assets Less Liabilities (0.1)%	(5	)(d)
	Net Assets 100.0%	$5,548

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Amount less than one thousand.

(c)  Represents 7-day effective yield as of April 30, 2017.

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund (Unaudited) (cont'd)

(d)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

(e)  Represents less than 0.05% of net assets.

(f)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board of Trustees (the "Board"). Total value of all such securities at April 30, 2017, amounted to approximately $0, which represents 0.0% of net assets of the Fund.

Derivative Instruments

Written option contracts ("options written")

At April 30, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
S&P 500 Index, Put	2	$2,300	5/5/2017	$(145)
S&P 500 Index, Put	1	2,325	5/5/2017	(98)
S&P 500 Index, Put	1	2,330	5/5/2017	(108)
S&P 500 Index, Call	1	2,375	5/5/2017	(1,445)
S&P 500 Index, Call	2	2,390	5/5/2017	(1,070)
S&P 500 Index, Call	1	2,395	5/5/2017	(345)
S&P 500 Index, Put	3	2,315	5/12/2017	(1,095)
S&P 500 Index, Put	3	2,360	5/12/2017	(2,608)
S&P 500 Index, Call	2	2,390	5/12/2017	(2,130)
S&P 500 Index, Call	4	2,405	5/12/2017	(1,860)
S&P 500 Index, Put	2	2,305	5/19/2017	(950)
S&P 500 Index, Put	3	2,350	5/19/2017	(2,948)
S&P 500 Index, Call	2	2,400	5/19/2017	(1,750)
S&P 500 Index, Call	3	2,420	5/19/2017	(928)
S&P 500 Index, Put	3	2,335	5/26/2017	(3,148)
S&P 500 Index, Call	3	2,430	5/26/2017	(958)
Total (premium received: $32,890)				$(21,586)

Options written for the Fund for the period ended April 30, 2017 were as follows:

	Number of Contracts	Premium Received
Outstanding 4/12/2017	—	$—
Options written	44	39,026
Options expired	(6)	(4,677)
Options exercised	(2)	(1,459)
Options closed	—	—
Outstanding 4/30/2017	36	$32,890

For the period ended April 30, 2017, the Fund had an average market value of $1,547 in options purchased contracts, and $(22,481) in options written. At April 30, 2017, the Fund had securities pledged in the amount of $999,727 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)		Total
Investments:
U.S. Treasury Obligations	$—	$2,005	$—		$2,005
Options Purchased(a)	1	—	0	(c)	1
Short-Term Investment	—	3,547	—		3,547
Total Investments	$1	$5,552	$0	(c)	$5,553

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 4/12/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)		Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Investments in Securities:
(000's omitted)
Options Purchased(d)
Call Options Index	$—	$—	$—	$0	(c)	$0	(c)	$—	$—	$—	$0	(c)	$0	(c)
Put Options Index	—	—	—	0	(c)	0	(c)	—	—	—	0	(c)	0	(c)
Total	$—	$—	$—	$0	(c)	$0	(c)	$—	$—	$—	$0	(c)	$0	(c)

(c)  Amount less than one thousand.

(d)  As of the period ended April 30, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

As of the period ended April 30, 2017, no securities were transferred from one level (as of April 12, 2017, (Commencement of Operations)) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(22)	$—	$—	$(22)
Total	$(22)	$—	$—	$(22)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) April 30, 2017

	Number of Shares	Value (000's omitted)
Long Positions 97.9%
Common Stocks 82.0%
Aerospace & Defense 3.8%
General Dynamics Corp.	184,000	$35,657
Raytheon Co.	155,000	24,058
Wesco Aircraft Holdings, Inc.	2,540,000	30,861	*(a)
		90,576
Airlines 1.4%
Delta Air Lines, Inc.	760,000	34,534	(a)
Banks 3.4%
JPMorgan Chase & Co.	521,400	45,362	(a)
U.S. Bancorp	689,400	35,352	(b)
		80,714
Beverages 0.7%
PepsiCo, Inc.	140,000	15,859
Biotechnology 1.8%
Celgene Corp.	156,600	19,426	*
Gilead Sciences, Inc.	351,000	24,061
		43,487
Capital Markets 4.3%
BlackRock, Inc.	61,987	23,838
Brookfield Asset Management, Inc. Class A	949,498	35,084	(a)
CME Group, Inc.	252,600	29,350
Goldman Sachs Group, Inc.	61,500	13,764
		102,036
Chemicals 2.0%
Ashland Global Holdings, Inc.	325,750	40,230
PPG Industries, Inc.	75,000	8,238
		48,468
Commercial Services & Supplies 0.6%
Stericycle, Inc.	168,200	14,354	*
Construction & Engineering 0.7%
Valmont Industries, Inc.	110,400	16,819
	Number of Shares	Value (000's omitted)
Consumer Finance 0.8%
Synchrony Financial	728,128	$20,242	(a)(b)
Diversified Financial Services 0.4%
CF Corp.	927,700	9,954	*
Electric Utilities 2.9%
Brookfield Infrastructure Partners LP	1,370,500	53,957
NextEra Energy, Inc.	109,000	14,558
		68,515
Electronic Equipment, Instruments & Components 2.4%
Amphenol Corp. Class A	286,000	20,681
CDW Corp.	631,400	37,309	(a)
		57,990
Energy Equipment & Services 0.6%
Schlumberger Ltd.	199,500	14,482
Equity Real Estate Investment Trusts 1.5%
SBA Communications Corp.	179,900	22,756	*
Weyerhaeuser Co.	411,500	13,937
		36,693
Food & Staples Retailing 6.9%
Costco Wholesale Corp.	113,800	20,202
CVS Health Corp.	460,000	37,922	(a)
Kroger Co.	655,800	19,445
Whole Foods Market, Inc.	2,384,000	86,706	(a)
		164,275
Food Products 1.9%
Conagra Brands, Inc.	1,003,000	38,896	(a)
Lamb Weston Holdings, Inc.	90,000	3,758
Snyder's-Lance, Inc.	90,000	3,173
		45,827
	Number of Shares	Value (000's omitted)
Health Care Equipment & Supplies 2.6%
DENTSPLY SIRONA, Inc.	907,597	$57,396	(a)
R1 RCM, Inc.	1,278,675	4,974	*
		62,370
Health Care Providers & Services 4.0%
DaVita, Inc.	982,200	67,782	*(a)
UnitedHealth Group, Inc.	157,500	27,543
		95,325
Hotels, Restaurants & Leisure 2.9%
Marriott International, Inc. Class A	141,000	13,313
McDonald's Corp.	165,000	23,088
Starbucks Corp.	325,000	19,520
Wyndham Worldwide Corp.	131,100	12,495
		68,416
Household Durables 0.7%
Lennar Corp. Class A	333,100	16,822
Independent Power and Renewable Electricity Producers 0.5%
NRG Energy, Inc.	756,740	12,789
Insurance 0.8%
Athene Holding Ltd. Class A	303,000	16,153	*
Fidelity & Guaranty Life	134,005	3,812
		19,965
Internet & Catalog Retail 3.1%
Amazon.com, Inc.	25,100	23,217	*
Expedia, Inc.	270,097	36,118
Priceline Group, Inc.	8,200	15,144	*
		74,479
Internet Software & Services 4.7%
Alphabet, Inc. Class A	63,000	58,245	*(b)
Alphabet, Inc. Class C	5,853	5,303	*
eBay, Inc.	866,700	28,956	*(b)
Facebook, Inc. Class A	140,000	21,035	*
		113,539

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
IT Services 2.8%
Visa, Inc. Class A	532,600	$48,584	(a)
WEX, Inc.	189,812	19,258	*
		67,842
Machinery 1.6%
Allison Transmission Holdings, Inc.	682,800	26,410
Ingersoll-Rand PLC	145,000	12,869
		39,279
Mortgage Real Estate Investment Trusts 0.7%
Starwood Property Trust, Inc.	701,000	15,906
Multi-Utilities 0.8%
WEC Energy Group, Inc.	310,000	18,761
Oil, Gas & Consumable Fuels 3.9%
Cabot Oil & Gas Corp.	1,033,100	24,009
Cheniere Energy, Inc.	151,500	6,871	*(a)
Enbridge, Inc.	1,268,300	52,571	(a)
Kinder Morgan, Inc.	522,700	10,783
		94,234
Pharmaceuticals 0.6%
Bristol-Myers Squibb Co.	248,200	13,912
Professional Services 4.0%
Advisory Board Co.	207,200	10,588	*
IHS Markit Ltd.	1,558,800	67,652	*(a)
Verisk Analytics, Inc.	222,000	18,384	*
		96,624
Road & Rail 1.5%
CSX Corp.	249,100	12,664
Norfolk Southern Corp.	192,000	22,558
		35,222
Semiconductors & Semiconductor Equipment 0.8%
ASML Holding NV	150,000	19,778
Specialty Retail 5.1%
Asbury Automotive Group, Inc.	155,000	9,486	*
	Number of Shares	Value (000's omitted)
Five Below, Inc.	100,700	$4,946	*
Home Depot, Inc.	350,000	54,635	(a)
Party City Holdco, Inc.	839,185	13,427	*
TJX Cos., Inc.	93,000	7,314
Tractor Supply Co.	513,000	31,760
		121,568
Technology Hardware, Storage & Peripherals 1.8%
Apple, Inc.	217,500	31,244
Western Digital Corp.	136,000	12,113
		43,357
Textiles, Apparel & Luxury Goods 1.6%
PVH Corp.	375,000	37,886	(a)
Tobacco 0.5%
Philip Morris International, Inc.	105,400	11,683
Water Utilities 0.9%
American Water Works Co., Inc.	264,000	21,057
Total Common Stocks (Cost $1,578,663)		1,965,639
Preferred Stock 0.5%
Health Care 0.5%
Moderna Therapeutics Ser. F (Cost $11,550)	1,315,490	11,550	(c)(j)
	Principal Amount (000's omitted)
Corporate Bonds 7.6%
Commercial Services 0.9%
APX Group, Inc., 8.75%, due 12/1/20	$10,152	10,520
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	9,990	10,914	(d)
		21,434
Food 1.0%
Fresh Market, Inc., 9.75%, due 5/1/23	27,840	23,142	(d)
	Principal Amount (000's omitted)	Value (000's omitted)
Healthcare-Services 1.0%
DaVita, Inc., 5.75%, due 8/15/22	$8,740	$9,057
HCA, Inc., 5.88%, due 3/15/22	10,285	11,404
Surgery Center Holdings, Inc., 8.88%, due 4/15/21	3,125	3,320	(d)
		23,781
Leisure Time 0.5%
Sabre GLBL, Inc., 5.25%, due 11/15/23	11,015	11,401	(d)
Oil & Gas 0.5%
Endeavor Energy Resources LP/EER Finance, Inc., 8.13%, due 9/15/23	12,295	13,094	(d)
Packaging & Containers 0.3%
Ball Corp., 4.38%, due 12/15/20	5,685	5,984
Pipelines 1.8%
Enterprise Products Operating LLC, Ser. A, 4.88%, due 8/1/66	6,962	6,962	(e)
NGPL PipeCo LLC, 7.77%, due 12/15/37	26,285	30,228	(d)
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., 6.50%, due 4/1/19	6,442	6,506
		43,696
Retail 1.3%
Argos Merger Sub, Inc., 7.13%, due 3/15/23	3,725	3,399	(d)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
JC Penney Corp., Inc. 5.75%, due 2/15/18	$743	$760
8.13%, due 10/1/19	6,885	7,505
L Brands, Inc., 5.63%, due 10/15/23	9,695	10,178
Rite Aid Corp., 9.25%, due 3/15/20	8,592	8,872
		30,714
Semiconductors 0.3%
MagnaChip Semiconductor Corp., 6.63%, due 7/15/21	8,830	8,079
Total Corporate Bonds (Cost $179,238)		181,325
Convertible Bonds 0.6%
Pharmaceuticals 0.5%
Impax Laboratories, Inc., 2.00%, due 6/15/22	13,600	11,467
Semiconductors 0.1%
MagnaChip Semiconductor SA, 5.00%, due 3/1/21	2,045	2,570	(d)
Total Convertible Bonds (Cost $12,530)		14,037
	Number of Contracts
Options Purchased 0.0%(k)
Call Options 0.0%(k)
Capital Markets 0.0%(k)
Goldman Sachs Group, Inc. 6/16/17 @ 240	274	28
Food Products 0.0%(k)
Hain Celestial Group, Inc. 1/19/18 @ 40	447	112
		140
	Number of Contracts	Value (000's omitted)
Put Options 0.0%(k)
Household Durables 0.0%(k)
Tempur Sealy International, Inc. 1/19/18 @ 40	730	$267
IT Services 0.0%(k)
Fleetcor Technologies, Inc. 5/19/17 @ 135	365	137
Oil, Gas & Consumable Fuels 0.0%(k)
Valero Energy Corp. 6/16/17 @ 60	686	47
		451
Total Options Purchased (Cost $967)		591
	Number of Shares
Master Limited Partnerships 0.9%
Capital Markets 0.1%
Ares Management LP	180,000	3,537
Oil, Gas & Consumable Fuels 0.8%
Cheniere Energy Partners LP	292,314	9,281
Plains All American Pipeline LP	331,519	9,697
		18,978
Total Master Limited Partnerships (Cost $21,978)		22,515
Short-Term Investment 6.3%
Investment Company 6.3%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $150,742)	150,742,006	150,742	(b)(f)
Total Long Positions (97.9%) (Cost $1,955,668)		2,346,399
	Number of Shares	Value (000's omitted)
Short Positions (16.5)%(g)
Common Stocks Sold Short (12.7)%
Aerospace & Defense (0.4)%
Hexcel Corp.	(75,000)	$(3,881)
Lockheed Martin Corp.	(19,000)	(5,120)
		(9,001)
Automobiles (0.5)%
Ford Motor Co.	(650,000)	(7,455)
Harley- Davidson, Inc.	(105,100)	(5,971)
		(13,426)
Building Products (0.2)%
USG Corp.	(166,000)	(5,030)*
Capital Markets (0.5)%
Federated Investors, Inc. Class B	(418,700)	(11,229)
Commercial Services & Supplies (0.1)%
Ritchie Bros Auctioneers, Inc.	(72,800)	(2,385)
Health Care Equipment & Supplies (0.2)%
Cooper Cos., Inc.	(23,500)	(4,708)
Consumer Finance (0.5)%
Capital One Financial Corp.	(88,500)	(7,113)
Discover Financial Services	(74,400)	(4,657)
		(11,770)
Electric Utilities (0.5)%
Southern Co.	(247,400)	(12,321)
Energy Equipment & Services (0.6)%
Core Laboratories NV	(122,500)	(13,575)
Equity Real Estate Investment Trusts (0.8)%
Lamar Advertising Co. Class A	(92,000)	(6,630)
Realty Income Corp.	(215,000)	(12,545)
		(19,175)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Number of Shares		Value (000's omitted)
Food & Staples Retailing (0.3)%
Sprouts Farmers Market, Inc.	(320,000)		$(7,139	)*
Hotels, Restaurants & Leisure (0.8)%
BJ's Restaurants, Inc.	(100,000)		(4,510	)*
Chuy's Holdings, Inc.	(214,000)		(6,377	)*
Domino's Pizza, Inc.	(41,000)		(7,437)
			(18,324)
Household Durables (0.4)%
Newell Brands, Inc.	(106,500)		(5,085)
Tempur Sealy International, Inc.	(112,700)		(5,291	)*
			(10,376)
Internet Software & Services (0.0)%(k)
LogMeIn, Inc.	(0	)(h)	(0	)(h)
IT Services (1.1)%
CGI Group, Inc. Class A	(183,597)		(8,862	)*
First Data Corp. Class A	(332,100)		(5,187	)*
Western Union Co.	(605,057)		(12,017)
			(26,066)
Life Sciences Tools & Services (0.4)%
Agilent Technologies, Inc.	(53,300)		(2,934)
Thermo Fisher Scientific, Inc.	(36,000)		(5,952)
			(8,886)
Machinery (0.2)%
PACCAR, Inc.	(90,000)		(6,006)
Multi-Utilities (0.4)%
Consolidated Edison, Inc.	(120,000)		(9,514)
Multiline Retail (0.6)%
Dollar General Corp.	(190,000)		(13,815)
	Number of Shares	Value (000's omitted)
Oil, Gas & Consumable Fuels (0.2)%
Valero Energy Corp.	(66,700)	$(4,309)
Paper & Forest Products (0.1)%
West Fraser Timber Co. Ltd.	(76,900)	(3,456)
Software (0.3)%
Snap, Inc. Class A	(300,000)	(6,765)*
Specialty Retail (1.6)%
Bed Bath & Beyond, Inc.	(122,000)	(4,728)
Chico's FAS, Inc.	(554,800)	(7,667)
Gap, Inc.	(276,100)	(7,234)
Group 1 Automotive, Inc.	(39,999)	(2,758)
Pier 1 Imports, Inc.	(567,699)	(3,826)
Sonic Automotive, Inc. Class A	(290,000)	(5,684)
Tiffany & Co.	(76,000)	(6,965)
		(38,862)
Technology Hardware, Storage & Peripherals (0.2)%
Seagate Technology PLC	(110,000)	(4,634)
Textiles, Apparel & Luxury Goods (1.4)%
Ralph Lauren Corp.	(75,000)	(6,054)
Under Armour, Inc. Class A	(110,000)	(2,364)*
Under Armour, Inc. Class C	(202,000)	(3,921)*
VF Corp.	(239,400)	(13,078)
Wolverine World Wide, Inc.	(395,000)	(9,524)
		(34,941)
Thrifts & Mortgage Finance (0.2)%
New York Community Bancorp, Inc.	(365,100)	(4,852)
	Number of Shares	Value (000's omitted)
Trading Companies & Distributors (0.2)%
Fly Leasing Ltd. ADR	(28,422)	$(366	)*
WW Grainger, Inc.	(21,000)	(4,047)
		(4,413)
Total Common Stocks Sold Short (Proceeds $(305,662))		(304,978)
	Principal Amount (000's omitted)
Corporate Bonds Sold Short (1.1)%
Diversified Financial Services (0.3)%
Air Lease Corp., 3.00%, due 9/15/23	$(7,000)	(6,902)
Lodging (0.2)%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/25	(4,000)	(4,180	)(d)
Media (0.3)%
CBS Radio, Inc., 7.25%, due 11/1/24	(4,000)	(4,370	)(d)
Gray Television, Inc., 5.13%, due 10/15/24	(4,000)	(4,030	)(d)
		(8,400)
Oil & Gas (0.1)%
Apache Corp., 4.25%, due 1/15/44	(4,000)	(3,809)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Packaging & Containers (0.2)%
Reynolds Group Issuer, Inc., 7.00%, due 7/15/24	$(4,000)	$(4,320	)(d)
Total Corporate Bonds Sold Short (Cost $(26,894))		(27,611)
	Number of Shares	Value (000's omitted)
Exchange Traded Funds Sold Short (2.7)%
Consumer Discretionary Select Sector SPDR Fund	(373,000)	$(33,592)
iShares Core S&P Small- Cap ETF	(154,000)	(10,748)
SPDR S&P Retail ETF	(16,500)	(708)
Vanguard REIT ETF	(231,600)	(19,174)
Value (000's omitted)
Total Exchange Traded Funds Sold Short (Proceeds $(51,399))	$(64,222)
Total Short Positions (Proceeds $(383,955))	(396,811)
Total Investments 81.4% (Cost $1,571,713)	1,949,588
Other Assets Less Liabilities 18.6%	446,555 (i)
Net Assets 100.0%	$2,396,143

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for futures and/or options written.

(b)  All or a portion of this security is segregated in connection with obligations for securities sold short, options written, swaps and/or futures with a total value of approximately $272,865,000.

(c)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board of Trustees (the "Board"). Total value of all such securities at April 30, 2017, amounted to approximately $11,550,000, which represents 0.5% of net assets of the Fund.

(d)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $98,068,000 of long positions and $(16,900,000) of short positions, or 4.1% and (0.7)%, respectively, of net assets of the Fund. Securities denoted with a (d) but without a (j) have been deemed by the investment manager to be liquid.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(f)  Represents 7-day effective yield as of April 30, 2017.

(g)  At April 30, 2017 the Fund had approximately $431,768,000 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(h)  Amount less than one thousand.

(i)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

(j)  This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At April 30, 2017, this security amounted to approximately $11,550,000, which represents 0.5% of net assets of the Fund.

(000's omitted)	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 4/30/2017	Fair Value Percentage of Net Assets as of 4/30/2017
Moderna Therapeutics (Ser. F Preferred Shares)	8/10/2016	$11,550	0.5%	$11,550	0.5%

(k)  Represents less than 0.05% of net assets.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2017, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
6/16/2017	1,136 Russell 2000 Mini Index	Short	$(686,621)
6/16/2017	2,972 S&P 500 E-Mini Index	Short	20,427
6/16/2017	160 S&P MidCap 400 E-Mini Index	Short	(11,629)
6/21/2017	150 U.S. Treasury Long Bond	Short	(546,440)
Total			$(1,224,263)

At April 30, 2017, the notional value of futures for the Fund was $(483,796,733) for short positions. At April 30, 2017, the Fund had $20,385,600 deposited in a segregated account to cover margin requirements on open futures.

For the six months April 30, 2017, the average notional value of futures for the Fund was $(456,023,115) for short positions.

Total return basket swap contracts ("total return basket swaps")

At April 30, 2017, the Fund had outstanding total return basket swaps(a) as follows:

Counterparty	Description	Expiration Date(s)	Value
Citibank N.A.	The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	11/22/2017	$168,019

(a)  The following table represents the individual short positions and related values of the total return basket swaps with Citibank N.A. as of April 30, 2017.

Reference Entity	Shares	Notional Value(b)	Net Unrealized Appreciation/ (Depreciation)
Short Positions
CGCBFOD2
United Natural Foods Inc.	(26,846)	$(2,863,856)	$95,239
Sprouts Farmers Market Inc.	(20,197)	(2,154,578)	71,651
	(47,043)	(5,018,434)	166,890
Total Short Positions of Total Return Basket Swaps			$166,890
Net Cash and Other Receivables (Payables)			1,129
Total Return Basket Swaps, at Value—Citibank N.A.			$168,019
Counterparty	Description	Expiration Date(s)	Value
Goldman Sachs International	The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	3/14/2018- 10/9/2018	$(831,776)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

(a)  The following table represents the individual short positions and related values of the total return basket swaps with Goldman Sachs International as of April 30, 2017.

Reference Entity	Shares	Notional Value(b)	Net Unrealized Appreciation/ (Depreciation)
Short Positions
GSCBNINV
FS Investment Corp.	(26,295)	$(2,783,324)	$(24,980)
Prospect Capital Corp.	(24,810)	(2,626,174)	(23,570)
Apollo Investment Corp.	(15,901)	(1,683,118)	(15,106)
New Mountain Finance Corp.	(14,088)	(1,491,178)	(13,383)
Triangle Capital Corp.	(13,974)	(1,479,088)	(13,275)
PennantPark Investment Corp.	(7,879)	(833,986)	(7,485)
Fifth Street Finance Corp.	(7,628)	(807,384)	(7,246)
Medley Capital Corp.	(6,563)	(694,746)	(6,236)
THL Credit Inc.	(5,421)	(573,818)	(5,150)
Ares Capital Corp.	(4,586)	(485,482)	(4,357)
	(127,145)	(13,458,298)	(120,788)
GSCBNML3
Tallgrass Energy Partners LP	(19,379)	(1,890,202)	(159,179)
Summit Midstream Partners LP	(17,710)	(1,727,390)	(145,469)
Tesoro Logistics LP	(12,066)	(1,176,854)	(99,106)
NuStar GP Holdings LLC	(11,618)	(1,133,138)	(95,425)
Enable Midstream Partners LP	(10,896)	(1,062,776)	(89,499)
MPLX LP	(3,664)	(357,335)	(30,092)
	(75,333)	(7,347,695)	(618,770)
GSCBNML3
Tallgrass Energy Partners LP	(2,666)	(258,797)	(23,121)
Summit Midstream Partners LP	(2,436)	(236,505)	(21,130)
Tesoro Logistics LP	(1,660)	(161,129)	(14,396)
NuStar GP Holdings LLC	(1,598)	(155,143)	(13,861)
Enable Midstream Partners LP	(1,499)	(145,510)	(13,000)
MPLX LP	(504)	(48,924)	(4,371)
	(10,363)	(1,006,008)	(89,879)
Total Short Positions of Total Return Basket Swaps			$(829,437)
Net Cash and Other Receivables (Payables)			(2,339)
Total Return Basket Swaps, at Value—Goldman Sachs International			$(831,776)
Total Return Basket Swaps, at Value			$(663,757)

(b)  Notional value represents the value (including any fees or commissions) of the short positions when they were established.
See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Total return swap contracts ("total return swaps")

At April 30, 2017, the Fund had outstanding over-the-counter ("OTC") total return swaps as follows:

Short Total Return Swaps

Swap Counterparty	Reference Entity	Notional Value(a)	Termination Date	Variable-Rate		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
Citibank N.A.	Consumer Staples S&P US Select Source ETF	$(13,229,409)	11/15/2017	0.69	%(b)	$7,247	$3,259	$10,506
Citibank N.A.	Jagged Peak Energy, Inc.	(257,862)	8/17/2018	(1.01	)%(c)	46,703	(103)	46,600
Citibank N.A.	Jagged Peak Energy, Inc.	(2,279,452)	8/17/2018	(1.01	)%(d)	453,885	(983)	452,902
Citibank N.A.	Jagged Peak Energy, Inc.	(620,558)	8/17/2018	(1.01	)%(d)	108,119	(268)	107,851
Citibank N.A.	Jagged Peak Energy, Inc.	(949,757)	8/17/2018	(0.76	)%(e)	189,006	(317)	188,689
Citibank N.A.	Jagged Peak Energy, Inc.	(610,901)	8/17/2018	(1.01	)%(d)	104,031	(264)	103,767
Citibank N.A.	Jagged Peak Energy, Inc.	(806,305)	8/17/2018	(0.76	)%(e)	73,037	(253)	72,784
Citibank N.A.	Jagged Peak Energy, Inc.	(496,807)	8/17/2018	(0.76	)%(e)	53,992	(181)	53,811
Citibank N.A.	NASDAQ Biotechnology Index	(7,852,433)	1/31/2018	0.64	%(f)	(186,810)	1,542	(185,268)
Goldman Sachs International	Russell Mid-Cap Index Fund	(35,890,213)	11/29/2017	0.45	%(g)	(6,409,739)	6,196	(6,403,543	)(l)
Goldman Sachs International	Russell Mid-Cap Index Fund	(12,041,726)	11/29/2017	0.69	%(h)	(319,125)	3,202	(315,923)
Citibank N.A.	SPDR S&P 500 Growth ETF	(6,713,703)	11/15/2017	0.79	%(i)	(150,871)	1,654	(149,217)
Citibank N.A.	SPDR S&P Retail ETF	(17,018,100)	1/24/2018	0.29	%(j)	(360,450)	1,522	(358,928)
Citibank N.A.	Utilities Select Sector SPDR ETF	(21,674,400)	9/21/2017	1.06	%(k)	(1,073,600)	7,825	(1,065,775)
Total						$(7,464,575)	$22,831	$(7,441,744)

(a)  Notional value represents the value (including any fees or commissions) of the short positions when they were established.

(b)  3-month LIBOR minus 0.35% as of 2/14/2017.

(c)  1-month LIBOR minus 2.00% as of 4/19/2017.

(d)  1-month LIBOR minus 2.00% as of 4/12/2017.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

(e)  1-month LIBOR minus 1.75% as of 4/12/2017.

(f)  1-month LIBOR minus 0.35% as of 4/24/2017.

(g)  1-month LIBOR minus 0.55% as of 4/28/2017.

(h)  1-month LIBOR minus 0.31% as of 4/28/2017.

(i)  3-month LIBOR minus 0.25% as of 2/14/2017.

(j)  1-month LIBOR minus 0.70% as of 4/13/2017.

(k)  1-month LIBOR plus 0.07% as of 4/19/2017.

(l)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board.

At April 30, 2017, the Fund had cash collateral of $4,810,000 and $8,040,000 deposited in segregated accounts for Citibank, N.A and Goldman Sachs International, respectively, to cover collateral requirements on OTC derivatives.

For the six months ended April 30, 2017, the average notional value of total return basket swaps and total return swaps for the Fund was $(131,820,300) for short positions.

Written option contracts ("options written")

At April 30, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Cabot Oil & Gas Corp., Put	1,700	$20	10/20/2017	$(157,250)
Capital One Financial Corp., Put	640	77.5	5/19/2017	(51,520)
Cheniere Energy, Inc., Call	760	55	6/16/2017	(7,220)
Expedia, Inc., Put	512	115	10/20/2017	(134,400)
Five Below, Inc., Call	1,000	43	5/19/2017	(655,000)
Goldman Sachs Group, Inc., Put	274	225	6/16/2017	(187,690)
Hain Celestial Group, Inc., Put	447	30	1/19/2018	(44,700)
Kinder Morgan, Inc., Call	2,450	24	9/15/2017	(47,775)
lululemon athletica, Inc., Put	1,185	50	6/16/2017	(218,040)
NRG Energy, Inc., Put	3,620	14	9/15/2017	(162,900)
Plains All American Pipeline LP, Put	1,825	26	8/18/2017	(114,062)
PVH Corp., Call	680	105	6/16/2017	(181,900)
Ritchie Bros Auctioneers, Inc., Call	978	35	5/19/2017	(31,785)
SBA Communications Corp., Put	500	90	6/16/2017	(0	)(a)(b)
Schlumberger Ltd., Put	465	72.5	5/19/2017	(55,800)
Synchrony Financial, Call	1,450	41	9/15/2017	(130,500	)(a)
Synchrony Financial, Put	1,910	31	9/15/2017	(764,000)
Tempur Sealy International, Inc., Call	730	55	1/19/2018	(266,450)
Tractor Supply Co., Put	590	60	5/19/2017	(32,450)
Valero Energy Corp., Call	686	80	6/16/2017	(686	)(a)
Valero Energy Corp., Put	686	50	6/16/2017	(2,401)
Valmont Industries, Inc., Call	315	155	6/16/2017	(116,550)
Valmont Industries, Inc., Put	360	135	6/16/2017	(25,200)
Wesco Aircraft Holdings, Inc., Call	2,735	12.5	8/18/2017	(198,288)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Wex, Inc., Put	620	$95	8/18/2017	$(196,850)
Wyndham Worldwide Corp., Call	900	90	8/18/2017	(688,500)
Total (premium received: $3,940,511)				$(4,471,917)

Options written for the Fund for the six months ended April 30, 2017 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/2016	47,918	$5,858,296
Options written	66,105	8,040,622
Options expired	(38,093)	(2,866,593)
Options exercised	(2,570)	(564,683)
Options closed	(45,342)	(6,527,131)
Outstanding 4/30/2017	28,018	$3,940,511

For the six months ended April 30, 2017, the Fund had an average market value of $2,697,873 in options purchased contracts, and $(3,223,055) in options written, respectively. At April 30, 2017, the Fund had securities pledged in the amount of $59,199,945 to cover collateral requirements on options written.

(a)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board.

(b)  Amount less than one dollar.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks(a)	$1,965,639	$—	$—	$1,965,639
Preferred Stock(a)	—	—	11,550	11,550
Corporate Bonds(a)	—	181,325	—	181,325
Convertible Bonds(a)	—	14,037	—	14,037
Options Purchased(a)	591	—	—	591
Master Limited Partnerships(a)	22,515	—	—	22,515
Short-Term Investment	—	150,742	—	150,742
Total Long Positions	$1,988,745	$346,104	$11,550	$2,346,399

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Investments in Securities:
(000's omitted)
Preferred Stock
Health Care	$11,550	$—	$—	$—	$—	$—	$—	$—	$11,550	$—
Total	$11,550	$—	$—	$—	$—	$—	$—	$—	$11,550	$—

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2017.

Asset class	Fair value at 4/30/2017	Valuation techniques	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input(c)
Preferred Stock	$11,550,002	Market Transaction Method	Transaction Price	$8.78	$8.78	Decrease

(c)  Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Liabilities Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(304,978)	$—	$—	$(304,978)
Corporate Bonds Sold Short(a)	—	(27,611)	—	(27,611)
Exchange Traded Funds Sold Short	(64,222)	—	—	(64,222)
Total Short Positions	$(369,200)	$(27,611)	$—	$(396,811)

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Notes to Schedule of Investments), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Futures(a)
Assets	$20	$—	$—	$20
Liabilities	(1,244)	—	—	(1,244)
Swaps(a)
Assets	—	1,205	—	1,205
Liabilities	—	(9,311)	—	(9,311)
Options Written
Liabilities	(4,341)	—	(131)	(4,472)
Total	$(5,565)	$(8,106)	$(131)	$(13,802)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument. Swaps are reported at the cumulative unrealized appreciation/(depreciation), with the exception of total return swaps, which are reported in the table at value.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Other Financial Instruments:
(000's omitted)
Options Written(c)	$(7)	$—	$394	$(127)	$27	$(418)	$—	$—	$(131)	$286
Total	$(7)	$—	$394	$(127)	$27	$(418)	$—	$—	$(131)	$286

(c)  As of the six months ended April 30, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited)
April 30, 2017

	Number of Shares	Value (000's omitted)
Common Stock 0.3%
Oil, Gas & Consumable Fuels 0.3%
Williams Cos., Inc. (Cost $71)	2,500	$77
	Principal Amount(a) (000's omitted)
Loan Assignments(b) 7.8%
Automotive 1.0%
Navistar, Inc., First Lien Term Loan B, 5.00%, due 8/7/20	$250	253
Lodging & Casinos 1.9%
Caesars Growth Properties Holdings LLC, First Lien Term Loan, 4.00%, due 5/8/21	496	499
Nonferrous Metals—Minerals 2.4%
Peabody Energy Corp., First Lien Term Loan, 5.50%, due 2/7/22	600	601
Oil & Gas 2.5%
Chesapeake Energy Corp., First Lien Term Loan, 8.55%, due 8/23/21	600	648
Total Loan Assignments (Cost $1,956)		2,001
	Number of Shares
Preferred Stock 3.0%
Banks 3.0%
GMAC Capital Trust I, Ser. 2, 6.82% (Cost $752)	30,000	764
	Principal Amount(a) (000's omitted)	Value (000's omitted)
Convertible Bond 0.5%
Machinery 0.5%
Navistar International Corp., 4.50%, due 10/15/18 (Cost $118)	$120	$119
Corporate Bonds 79.8%
Agriculture 0.9%
Philip Morris Int'l, Inc., 1.13%, due 8/21/17	235	235
Auto Manufacturers 0.6%
PACCAR Financial Corp., 1.29%, due 6/6/17	144	144	(b)
Banks 16.9%
Barclays Bank PLC, 7.63%, due 11/21/22	500	547
Barclays PLC, 8.25%, due 12/29/49	400	426	(b)
Capital One N.A., 1.71%, due 2/5/18	400	401	(b)
HSBC Holdings PLC, 6.88%, due 12/29/49	250	271	(b)
HSBC USA, Inc., 1.46%, due 6/23/17	500	500	(b)
JPMorgan Chase & Co., Ser. 1, 7.90%, due 12/29/49	800	836	(b)
Lloyds Bank PLC, 12.00%, due 12/29/49	750	1,020	(b)(c)(d)
Royal Bank of Scotland Group PLC, 8.63%, due 12/29/49	300	324	(b)
		4,325
	Principal Amount(a) (000's omitted)	Value (000's omitted)
Biotechnology 0.4%
Amgen, Inc., 1.43%, due 5/22/17	$100	$100	(b)
Building Materials 2.1%
Cemex Finance LLC, 9.38%, due 10/12/22	500	538	(c)
Cable & Satellite Television 5.3%
Altice Luxembourg SA, 7.75%, due 5/15/22	500	531	(c)
CSC Holdings LLC, 10.88%, due 10/15/25	500	601	(c)(d)
Numbericable- SFR SA, 7.38%, due 5/1/26	200	210	(c)
		1,342
Chemicals 1.0%
Braskem Finance Ltd., 5.75%, due 4/15/21	250	263	(c)
Diversified Financial Services 3.6%
Nationstar Mortgage LLC/ Nationstar Capital Corp., 9.63%, due 5/1/19	900	926	(d)
Electric 1.0%
Orazul Energy EG, 5.63%, due 4/28/27	250	250	(c)(e)
Food 4.0%
JBS Investments GmbH, 7.75%, due 10/28/20	875	917	(c)
JBS USA LUX SA/JBS USA Finance, Inc., 8.25%, due 2/1/20	100	103	(c)
		1,020

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

	Principal Amount(a) (000's omitted)	Value (000's omitted)
Forest Products & Paper 3.3%
Suzano Trading Ltd., 5.88%, due 1/23/21	$800	$853	(c)
Gas Distribution 1.0%
DCP Midstream Operating L.P., 2.50% due 12/1/17	250	250
Healthcare—Services 1.6%
Roche Holdings, Inc., 1.24%, due 9/29/17	400	400	(b)(c)
Insurance 0.6%
Berkshire Hathaway Finance Corp., 1.60%, due 5/15/17	150	150
Media 3.2%
Altice Financing SA, 7.50%, due 5/15/26	250	270	(c)
Cablevision Systems Corp., 8.63%, due 9/15/17	133	137	(d)
NBCUniversal Enterprise, Inc., 1.84%, due 4/15/18	400	402	(b)(c)
		809
Metals—Mining Excluding Steel 3.2%
First Quantum Minerals Ltd., 7.25%, due 4/1/23	500	509	(c)
FMG Resources (August 2006) Pty Ltd., 6.88%, due 4/1/22	300	311	(c)
		820
Oil & Gas 11.0%
Chevron Corp., 1.40%, due 11/9/17	500	501	(b)(f)
Citgo Holding, Inc., 10.75%, due 2/15/20	500	536	(c)
	Principal Amount(a) (000's omitted)		Value (000's omitted)
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, due 2/15/20		$250	$256
Petrobras Global Finance BV, 5.88%, due 3/7/22	EUR	300	366
Seadrill Ltd., 6.13%, due 9/15/17		$250	90	(c)(g)
Shell Int'l Finance BV, 1.35%, due 5/10/17		500	500	(b)
YPF SA, 8.50%, due 3/23/21		500	565	(c)
			2,814
Pipelines 1.0%
Access Midstream Partners L.P., 4.88%, due 5/15/23		250	258
Semiconductors 0.8%
NXP BV/NXP Funding LLC, 4.63%, due 6/1/23		200	215	(c)
Software 2.0%
Oracle Corp., 1.35%, due 7/7/17		500	500	(b)(f)
Software—Services 1.6%
Infor Software Parent LLC/ Infor Software Parent, Inc., 7.13% Cash/ 7.88% PIK, due 5/1/21		400	409	(c)(h)
Tech Hardware & Equipment 0.8%
Dell Int'l LLC, 5.88%, due 6/15/21		200	212	(c)
Telecom—Wireless 3.9%
Wind Acquisition Finance SA 4.75%, due 7/15/20		375	381	(c)
	Principal Amount(a) (000's omitted)	Value (000's omitted)
7.38%, due 4/23/21	$600	$624	(c)
		1,005
Telecom—Wireline Integrated & Services 0.9%
Frontier Communications Corp., 11.00%, due 9/15/25	250	241
Telecommunications 9.1%
Intelsat Jackson Holdings SA, 7.25%, due 4/1/19	235	226
Sprint Nextel Corp. 9.00%, due 11/15/18	850	930	(c)(d)
7.00%, due 8/15/20	300	325
Telesat Canada/ Telesat LLC, 8.88%, due 11/15/24	300	330	(c)
Verizon Communications, Inc., 1.51%, due 6/9/17	500	500	(b)
		2,311
Total Corporate Bonds (Cost $20,221)		20,390
Foreign Government Securities 4.8%
Argentine Republic Government International Bond
6.88%, due 4/22/21	400	438
2.50%, due 12/31/38	400	266	(g)
Brazilian Government International Bond, 4.88%, due 1/22/21	500	530
Total Foreign Government Securities (Cost $1,236)		1,234

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Short-Term Investment 5.2%
Investment Company 5.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $1,324)	1,323,981	$1,324	(i)
Total Investments 101.4% (Cost $25,678)		25,909
Other Assets Less Liabilities (1.4)%		(352	)(j)
Net Assets 100.0%		$25,557

(a)  Principal amount is stated in the currency in which the security is denominated.

  EUR = Euro

(b)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $11,470,000 or 44.9% of net assets of the Fund. Securities denoted with (c) but without (e) have been deemed by the investment manager to be liquid.

(d)  All or a portion of this security is segregated in connection with obligations for forward foreign currency contracts, written options, futures, swaps and/or reverse repurchase agreements with a total value of approximately $3,459,000.

(e)  Illiquid security.

(f)  All or a portion of the security is pledged as collateral for reverse repurchase agreements.

(g)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2017.

(h)  Payment-in-kind (PIK) security.

(i)  Represents 7-day effective yield as of April 30, 2017.

(j)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

Reverse Repurchase Agreements

At April 30, 2017, open positions in reverse repurchase agreements for the Fund were as follows:

Counterparty	Trade Date	Maturity Date(a)	Interest Rate Paid (Received)	Principal Amount	Value including Accrued Interest	Type of Underlying Collateral	Value of Securities Pledged as Collateral	Remaining Contractual Maturity of the Agreements(a)
Citigroup Global Markets, Inc.	2/28/2017	Open/Demand	1.58%	$802,500	$806,877	Corporate Bonds	$1,001,270	Overnight and Continuous

(a)  Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the six months ended April 30, 2017, the average interest rate paid and the average principal amount were 1.56% and $1,057,938, respectively.

Derivative Instruments

Futures contracts ("futures")

At April 30, 2017, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
6/16/2017	6 Mini MSCI Emerging Markets Index	Long	$10,715
6/16/2017	10 Stoxx 600 Banks Index	Long	5,101
6/8/2017	15 Euro-Bund	Short	736
Total			$16,552

At April 30, 2017, the notional value of futures for the Fund was $392,554 for long positions and $(2,643,404) for short positions. The Fund had $66,031 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2017, the average notional value of futures for the Fund was $1,134,065 for long positions and $(2,583,037) for short positions.

Forward foreign currency contracts ("forward contracts")

At April 30, 2017, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
20,000	Euro	$21,460	Goldman Sachs International	5/11/2017	$335
Total					$335

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
10,000	Euro	$10,654	Goldman Sachs International	5/11/2017	$(243)
337,000	Euro	365,982	Goldman Sachs International	5/11/2017	(1,254)
Total					$(1,497)

For the six months ended April 30, 2017, the Fund's investments in forward contracts had an average notional value of $422,364.

Credit default swap contracts ("credit default swaps")

At April 30, 2017, the Fund had outstanding over-the-counter ("OTC") credit default swaps as follows:

OTC Credit Default Swaps—Buy Protection

Swap Counterparty	Reference Entity	Notional Amount(a)	Contract Annual Fixed Rate(a)	Termination Date	Unamortized Upfront Payments/ (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
Goldman Sachs International	KB Home, Senior Unsecured Notes, 9.10%, due 9/15/2017	$250,000	5.00%	6/20/2022	$(25,958)	$(6,481)	$(1,458)	$(33,897)
Total					$(25,958)	$(6,481)	$(1,458)	$(33,897)

(a)  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the credit default swaps.

OTC Credit Default Swaps—Sell Protection

Swap Counterparty	Reference Entity	Notional Amount	Contract Annual Fixed Rate(a)	Termination Date	Unamortized Upfront Payments/ (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
Goldman Sachs International	Brazil, Federative Republic of (Government), 4.25%, due 1/7/2025	$500,000	1.00%	6/20/2022	$(31,023)	$3,633	$583	$(26,807)
Goldman Sachs International	Dell, Inc., Senior Unsecured Notes, 7.10%, due 4/15/2028	500,000	1.00	6/20/2022	(34,386)	(276)	583	(34,079)
Total					$(65,409)	$3,357	$1,166	$(60,886)

(a)  The contract annual fixed rate represents the annual fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swaps.

For the six months ended April 30, 2017, the average notional value of credit default swaps for the Fund was $607,143 for buy protection and $(1,214,286) for sell protection.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

Total return swap contracts ("total return swaps")

At April 30, 2017, the Fund had outstanding OTC total return swaps as follows:

Long Total Return Swaps

Swap Counterparty	Reference Entity	Notional Value(a)	Termination Date	Variable- Rate		Unamortized Upfront Payments/ (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
Goldman Sachs International	NXP Semiconductors NV US Equity	$314,564	3/23/2018	0.92	%(b)	$—	$2,686	$(1,525)	$1,161
Goldman Sachs International	Market Vectors Russia ETF	165,207	6/27/2019	1.18	%(c)	944	(9,551)	(491)	(9,098)
Goldman Sachs International	NBG Performance Shell	2,500,000	6/20/2017	1.16	%(d)	(80)	52,806	(3,051)	49,675
Total						$864	$45,941	$(5,067)	$41,738

(a)  Notional value represents the value (including any fees or commissions) of the long positions when they were established and is slated in the currency in which the contract is denominated.

(b)  1-month LIBOR plus 1.39% as of 4/18/2017.

(c)  1-month LIBOR plus 1.39% as of 4/19/2017.

(d)  3-month LIBOR as of 3/20/2017.

Short Total Return Swaps

Swap Counterparty	Reference Entity	Notional Value(a)		Termination Date	Variable-Rate		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
BNP Paribas SA	HCA, Inc., Senior Unsecured Notes, 5.88%, due 2/15/2026		$(90,000)	9/15/2017	0.49	%(b)	2,962	19	2,981
BNP Paribas SA	Michaels Stores, Inc., Senior Subordinated, 5.88%, due 12/15/2020		(500,000)	9/15/2017	0.49	%(b)	(2,278)	103	(2,175)
BNP Paribas SA	SBA Communications Corp., Senior Unsecured Notes, 4.88%, due 7/15/2022		(250,000)	9/15/2017	0.49	%(b)	(3,347)	52	(3,295)
BNP Paribas SA	SFR Group SA/Numericable Group SA, First Lien, 5.38%, due 5/15/2022	EUR	(500,000)	10/9/2017	(1.12	)%(c)	(4,026)	(1,082)	(5,108)
BNP Paribas SA	HCA, Inc., Senior Unsecured Notes, 5.88%, due 2/15/2026		$(160,000)	3/22/2018	0.49	%(d)	(2,940)	17	(2,923)
Total							$(9,629)	$(891)	$(10,520)

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

(a)  Notional value represents the value (including any fees or commissions) of the short positions when they were established and is stated in the currency in which the contract is denominated.

   EUR = Euro

(b)  1-month LIBOR minus 0.50% as of 4/13/2017.

(c)  1-month Euribor minus 0.75% as of 4/13/2017.

(d)  1-month LIBOR minus 0.50% as of 4/20/2017.

At April 30, 2017, the Fund had cash collateral of $60,000 and $512,810 deposited in a segregated account for Goldman Sachs International and BNP Paribas SA, respectively, to cover collateral requirements on OTC derivatives.

For the six months ended April 30, 2017, the average notional value of swaps was $1,912,888 for long positions and $(2,060,884) for short positions.

Written option contracts ("options written")

At April 30, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Teck Resources Ltd., Put	20	$15.0	5/19/2017	$(0	)(a)(b)
Total (premium received: $1,516)				$(0	)(b)

(a)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board of Trustees (the "Board").

(b)  Amount less than one dollar.

Options written for the Fund for the six months ended April 30, 2017 were as follows:

	Number of	Notional Amount- Swaptions(b) (000's omitted) Contracts	Premium Received EURUSD
Outstanding 10/31/2016	—	—	$—
Options written	75	2,500	15,586
Options expired	—	(2,500)	(4,278)
Options exercised	(10)	—	(5,448)
Options closed	(45)	—	(4,344)
Outstanding 4/30/2017	20	—	$1,516

(b)  The notional amount is stated in the currency in which the contracts is denominated.

For the six months ended April 30, 2017, the Fund had an average market value of $6,985 in options purchased and $(3,526) in options written, respectively.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stock(a)	$77	$—	$—	$77
Loan Assignments(a)	—	2,001	—	2,001
Preferred Stock(a)	764	—	—	764
Convertible Bond(a)	—	119	—	119
Corporate Bonds(a)	—	20,390	—	20,390
Foreign Government Securities	—	1,234	—	1,234
Short-Term Investment	—	1,324	—	1,324
Total Investments	$841	$25,068	$—	$25,909

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Reverse Repurchase Agreements	$—	$(807)	$—	$(807)
Total Investments	$—	$(807)	$—	$(807)

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)		Total
Futures(a)
Assets	$17	$—	$—		$17
Forward Contracts(a)
Assets	—	0 (d)	—		0	(d)
Liabilities	—	(1)	—		(1)
Swaps
Assets	—	54	—		54
Liabilities	—	(118)	—		(118)
Options Written	—	—	—		—
Liabilities	—	—	(0	)(d)	(0	)(d)
Total	$17	$(65)	$(0	)(d)	$(48)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Other Financial Instruments:
(000's omitted)
Options Writtten(c)	$—	$—	$—	$2	$—	$(2)	$—	$—	$(0	)(d)	$2
Total	$—	$—	$—	$2	$—	$(2)	$—	$—	$(0	)(d)	$2

(c)  As of the six months ended April 30, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

(d)  Amount less than one thousand.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited)
April 30, 2017

	Number of Shares	Value (000's omitted)
Common Stocks 34.3%
Aerospace & Defense 0.7%
Arconic, Inc.	45	$1
BAE Systems PLC	2,795	23
Boeing Co.	293	54
Huntington Ingalls Industries, Inc.	6	1
Lockheed Martin Corp.	289	78
Orbital ATK, Inc.	14	2
		159
Airlines 0.0%(o)
Copa Holdings SA Class A	25	3
Deutsche Lufthansa AG	96	2
Exchange Income Corp.	18	0	(a)
WestJet Airlines Ltd.	30	1
		6
Auto Components 0.1%
Brembo SpA	46	4
Bridgestone Corp.	100	4
Cie Generale des Etablissements Michelin	11	1
Dana, Inc.	221	4
Gentex Corp.	154	3
Goodyear Tire & Rubber Co.	124	5
Nokian Renkaat OYJ	76	3
Sumitomo Rubber Industries Ltd.	100	2
Xinyi Glass Holdings Ltd.	2,000	2
		28
Automobiles 0.1%
Bayerische Motoren Werke AG, Preference Shares	70	6
Ford Motor Co.	585	6
Renault SA	12	1
Subaru Corp.	100	4
		17
Banks 1.4%
Australia & New Zealand Banking Group Ltd.	2,449	60
Bank of America Corp.	301	7
Barclays PLC	908	2
Bendigo & Adelaide Bank Ltd.	640	6
BNP Paribas SA	39	3
	Number of Shares	Value (000's omitted)
BOC Hong Kong Holdings Ltd.	4,500	$18
Credit Agricole SA	175	3
First Hawaiian, Inc.	1,225	36
Hang Seng Bank Ltd.	100	2
HSBC Holdings PLC	429	4
JPMorgan Chase & Co.	793	69	(b)
Mebuki Financial Group, Inc.	400	2
Nordea Bank AB	432	5
PNC Financial Services Group, Inc.	300	36
Resona Holdings, Inc.	300	2
Societe Generale SA	76	4
Umpqua Holdings Corp.	2,425	43
		302
Beverages 0.6%
Coca-Cola Co.	1,466	63	(b)
PepsiCo, Inc.	651	74	(b)
		137
Biotechnology 0.2%
Amgen, Inc.	334	55
Capital Markets 0.2%
3i Group PLC	612	6
Ameriprise Financial, Inc.	33	4
BlackRock, Inc.	13	5
BT Investment Management Ltd.	77	1
CME Group, Inc.	26	3
Morgan Stanley	17	1
Virtu Financial, Inc. Class A	1,350	21
		41
Chemicals 0.8%
Agrium, Inc.	275	26
Air Products & Chemicals, Inc.	57	8
Albemarle Corp.	15	2
BASF SE	771	75
Cabot Corp.	26	1
Covestro AG	33	3	(c)
Dow Chemical Co.	508	32	(b)
Huntsman Corp.	449	11
Kronos Worldwide, Inc.	240	4
Lenzing AG	18	3
Olin Corp.	126	4
Orica Ltd.	201	3
	Number of Shares	Value (000's omitted)
Trinseo SA	104	$7
		179
Commercial Services & Supplies 0.1%
Downer EDI Ltd.	235	1
Quad/Graphics, Inc.	132	3
Republic Services, Inc.	107	7
West Corp.	46	1
		12
Communications Equipment 0.6%
Cisco Systems, Inc.	3,619	123	(b)
InterDigital, Inc.	9	1
		124
Construction & Engineering 0.2%
Bouygues SA	75	3
CIMIC Group Ltd.	104	3
Galliford Try PLC	147	3
Skanska AB, B Shares	417	10
Vinci SA	370	31
		50
Construction Materials 0.0%(o)
Fletcher Building Ltd.	126	1
Containers & Packaging 0.2%
Greif, Inc. Class A	87	5
Greif, Inc. Class B	29	2
International Paper Co.	867	47	(b)
WestRock Co.	25	1
		55
Distributors 0.0%(o)
D'ieteren SA	17	1
Genuine Parts Co.	9	1
		2
Diversified Consumer Services 0.0%(o)
AA PLC	238	1
Capella Education Co.	8	1
DeVry Education Group, Inc.	39	1
		3
Diversified Financial Services 0.0%(o)
Aker ASA, A Shares	33	1
Leucadia National Corp.	79	2
		3
Diversified Telecommunication Services 0.8%
AT&T, Inc.	2,696	107	(b)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Elisa OYJ	38	$1
HKT Trust & HKT Ltd.	5,000	6
Orange SA	231	4
PCCW Ltd.	11,003	6
Singapore Telecommunications Ltd.	7,500	20
TDC A/S	1,425	8
Telenor ASA	668	11
Telstra Corp. Ltd.	5,538	17
		180
Electric Utilities 1.6%
ALLETE, Inc.	84	6
American Electric Power Co., Inc.	245	17
AusNet Services	4,177	5
BKW AG	165	9
CLP Holdings Ltd.	2,000	21
Contact Energy Ltd.	174	1
Duke Energy Corp.	319	26	(b)
Edison International	450	36
EDP—Energias de Portugal SA	1,921	6
Endesa SA	35	1
Enel SpA	747	4
Entergy Corp.	43	3	(b)
Eversource Energy	59	3
EVN AG	561	7
Exelon Corp.	1,126	39	(b)
FirstEnergy Corp.	25	1
Fortum OYJ	645	9
HK Electric Investments & HK Electric Investments Ltd.	6,407	6	(c)
Mercury NZ Ltd	1,161	3
NextEra Energy, Inc.	521	70	(b)
OGE Energy Corp.	177	6
PG&E Corp.	316	21
Pinnacle West Capital Corp.	32	3
PPL Corp.	495	19
Southern Co.	145	7	(b)
SSE PLC	764	14
Xcel Energy, Inc.	229	10
		353
Electrical Equipment 0.1%
Eaton Corp. PLC	204	15
Emerson Electric Co.	208	13
General Cable Corp.	75	1
Regal Beloit Corp.	20	2
		31
Electronic Equipment, Instruments & Components 0.1%
AVX Corp.	44	1
	Number of Shares	Value (000's omitted)
Corning, Inc.	247	$7
Jabil Circuit, Inc.	149	4
Mycronic AB	54	1
Vishay Intertechnology, Inc.	98	1
		14
Energy Equipment & Services 0.3%
Amec Foster Wheeler PLC	951	7
Archrock, Inc.	496	6
Baker Hughes, Inc.	98	6
Enerflex Ltd.	41	1
Helmerich & Payne, Inc.	800	48
National Oilwell Varco, Inc.	33	1
Petrofac Ltd.	276	3
TechnipFMC PLC	67	2	*
Tenaris SA	97	1
		75
Equity Real Estate Investment Trusts 3.1%
American Campus Communities, Inc.	257	12
Care Capital Properties, Inc.	194	5
CBL & Associates Properties, Inc.	543	5
Corporate Office Properties Trust	461	15
Crown Castle International Corp.	552	52	(b)
DCT Industrial Trust, Inc.	900	46
Digital Realty Trust, Inc.	221	26
Douglas Emmett, Inc.	1,050	40
EPR Properties	792	58
Equinix, Inc.	60	25	(b)
Extra Space Storage, Inc.	159	12
HCP, Inc.	533	17
Highwoods Properties, Inc.	273	14
Host Hotels & Resorts, Inc.	1,200	22
Iron Mountain, Inc.	1,475	51
Kimco Realty Corp.	707	14
LaSalle Hotel Properties	234	7
Life Storage, Inc.	73	6
Mid-America Apartment Communities, Inc.	123	12
	Number of Shares	Value (000's omitted)
OMEGA Healthcare Investors, Inc.	574	$19
Park Hotels & Resorts, Inc.	480	12
Parkway, Inc.	1,100	22
Prologis, Inc.	870	47	(b)
Public Storage	81	17
Simon Property Group, Inc.	59	10	(b)
Spirit Realty Capital, Inc.	882	8
STAG Industrial, Inc.	526	14
Sun Communities, Inc.	92	8
Urstadt Biddle Properties, Inc. Class A	613	12
Ventas, Inc.	208	13
Washington Prime Group, Inc.	804	7
Weyerhaeuser Co.	1,432	48	(b)
Welltower, Inc.	172	12
		688
Food & Staples Retailing 0.8%
Andersons, Inc.	22	1
Casino Guichard Perrachon SA	52	3
Costco Wholesale Corp.	5	1
J Sainsbury PLC	1,764	6
Kesko OYJ, B Shares	144	7
Rallye SA	83	2
SpartanNash Co.	45	2
Wal-Mart Stores, Inc.	1,157	87	(b)
Walgreens Boots Alliance, Inc.	93	8
Wesfarmers Ltd.	949	30
WM Morrison Supermarkets PLC	640	2
Woolworths Ltd.	957	19
		168
Food Products 0.6%
Archer-Daniels- Midland Co.	292	13
Austevoll Seafood ASA	109	1
Bunge Ltd.	60	5
Campbell Soup Co.	25	1
Conagra Brands, Inc.	684	27	(b)
Flowers Foods, Inc.	98	2
General Mills, Inc.	48	3
Hershey Co.	30	3
Ingredion, Inc.	26	3
J & J Snack Foods Corp.	11	1

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
J.M. Smucker Co.	14	$2
Marine Harvest ASA	40	1	*
Norway Royal Salmon ASA	129	2
Orkla ASA	293	3
Pinnacle Foods, Inc.	750	44
Salmar ASA	175	4
Tate & Lyle PLC	303	3
Tyson Foods, Inc. Class A	130	8
WH Group Ltd.	3,500	3	(c)
Wilmar International Ltd.	2,000	5
		134
Gas Utilities 0.1%
Gas Natural SDG SA	107	2
National Fuel Gas Co.	64	4
Southwest Gas Holdings Inc.	99	8
UGI Corp.	114	6
		20
Health Care Equipment & Supplies 0.0%(o)
Ansell Ltd.	35	1
Health Care Providers & Services 0.1%
Anthem, Inc.	5	1
Quest Diagnostics, Inc.	83	9
Sonic Healthcare Ltd.	326	5
UnitedHealth Group, Inc.	46	8
		23
Hotels, Restaurants & Leisure 0.6%
Aristocrat Leisure Ltd.	52	1
Carnival Corp.	1,220	75	(b)
Carnival PLC	55	3
Crown Resorts Ltd.	462	4
GVC Holdings PLC	411	4
International Game Technology PLC	252	6
McDonald's Corp.	254	35	(b)
Mitchells & Butlers PLC	192	1
Royal Caribbean Cruises Ltd.	14	1
Tabcorp Holdings Ltd.	163	1
Wyndham Worldwide Corp.	7	1
		132
	Number of Shares	Value (000's omitted)
Household Durables 0.2%
Barratt Developments PLC	773	$6
Bellway PLC	109	4
D.R. Horton, Inc.	127	4
Man Wah Holdings Ltd.	4,000	3
MDC Holdings, Inc.	213	7
Persimmon PLC	309	9
PulteGroup, Inc.	232	5
		38
Household Products 0.9%
Colgate-Palmolive Co.	304	22
Kimberly-Clark Corp.	162	21	(b)
Procter & Gamble Co.	1,683	147	(b)
Spectrum Brands Holdings, Inc.	17	2
		192
Independent Power and Renewable Electricity Producers 0.3%
Meridian Energy Ltd.	324	1
NextEra Energy Partners LP	1,725	59
NRG Energy, Inc.	283	5
TransAlta Renewables, Inc.	48	1
		66
Industrial Conglomerates 0.3%
General Electric Co.	750	22	(b)
Hopewell Holdings Ltd.	2,000	7
Keppel Corp. Ltd.	1,500	7
NWS Holdings Ltd.	1,000	2
Raven Industries, Inc.	24	1
Siemens AG ADR	480	34
		73
Insurance 1.8%
Aegon NV	269	1
Aflac, Inc.	117	9
Allianz SE	419	80
American Equity Investment Life Holding Co.	43	1
AXA SA	1,875	50
Chubb Ltd.	28	4
CNA Financial Corp.	208	9
CNP Assurances	451	9
	Number of Shares	Value (000's omitted)
Gjensidige Forsikring ASA	39	$1
Hannover Rueck SE	29	4
Insurance Australia Group Ltd.	1,313	6
Legal & General Group PLC	5,281	17
Mapfre SA	2,172	8
MetLife, Inc.	575	30	(b)
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	147	28
NN Group NV	92	3
Old Mutual PLC	4,352	11
Principal Financial Group, Inc.	51	3
Progressive Corp.	149	6
Prudential Financial, Inc.	74	8
QBE Insurance Group Ltd.	64	1
Sampo OYJ, A Shares	258	12
SCOR SE	60	2
Standard Life PLC	1,146	5
Swiss Life Holding AG	23	8	*
Swiss Re AG	356	31
Travelers Cos., Inc.	85	10
Unipol Gruppo Finanziario SpA	160	1
UNIQA Insurance Group AG	143	1
Unum Group	82	4
Zurich Insurance Group AG	130	36
		399
IT Services 0.6%
Automatic Data Processing, Inc.	392	41	(b)
Fujitsu Ltd.	1,000	6
IBM Corp.	379	61	(b)
Leidos Holdings, Inc.	400	21
		129
Machinery 0.1%
Cummins, Inc.	82	13
Metso OYJ	63	2
Sandvik AB	143	2
Weir Group PLC	34	1
Yangzijiang Shipbuilding Holdings Ltd.	1,400	1
		19
See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Media 0.4%
CBS Corp. Class B	31	$2
Meredith Corp.	91	5
Pearson PLC	913	8
Regal Entertainment Group Class A	2,375	52	(b)
Sanoma OYJ	68	1
Scripps Networks Interactive, Inc. Class A	35	3
SES SA	104	2
Sinclair Broadcast Group, Inc. Class A	84	3
Time Warner, Inc.	20	2
Time, Inc.	40	1
Tribune Media Co. Class A	48	2
Twenty-First Century Fox, Inc. Class B	25	1
UBM PLC	192	2
Viacom, Inc. Class A	28	1
Viacom, Inc. Class B	215	9
Vivendi SA	161	3
		97
Metals & Mining 1.5%
Acacia Mining PLC	131	1
Anglo American PLC	1,585	23	*(b)
Bekaert NV	59	3
BHP Billiton Ltd.	2,542	45
BHP Billiton PLC	1,670	25	(b)
Boliden AB	102	3
Carpenter Technology Corp.	24	1
Commercial Metals Co.	208	4
Ferrexpo PLC	2,160	4
Fortescue Metals Group Ltd.	1,177	5
Franco-Nevada Corp.	385	26
Glencore PLC	1,755	7	*
Hitachi Metals Ltd.	200	3
Nucor Corp.	69	4
Pan American Silver Corp.	176	3
Reliance Steel & Aluminum Co.	19	1
Rio Tinto Ltd.	432	20
Rio Tinto PLC	1,249	49
Rio Tinto PLC ADR	1,500	60
	Number of Shares	Value (000's omitted)
Southern Copper Corp.	925	$33	(b)
Steel Dynamics, Inc.	386	14
Teck Resources Ltd. Class B	57	1
Vedanta Resources PLC	420	4
		339
Mortgage Real Estate Investment Trusts 0.6%
AGNC Investment Corp.	274	6
Annaly Capital Management, Inc.	2,025	24
ARMOUR Residential REIT, Inc.	51	1
Blackstone Mortgage Trust, Inc. Class A	443	14
Chimera Investment Corp.	798	16
CYS Investments, Inc.	89	1
Invesco Mortgage Capital, Inc.	192	3
Ladder Capital Corp.	73	1
MFA Financial, Inc.	357	3
New Residential Investment Corp.	616	10
PennyMac Mortgage Investment Trust	136	3
Starwood Property Trust, Inc.	1,862	42	(b)
Two Harbors Investment Corp.	536	5
		129
Multi-Utilities 0.9%
AGL Energy Ltd.	338	7
Ameren Corp.	861	47	(b)
Black Hills Corp.	325	22	(b)
CenterPoint Energy, Inc.	580	17
Centrica PLC	4,415	11
Consolidated Edison, Inc.	74	6
DTE Energy Co.	33	3
DUET Group	364	1
MDU Resources Group, Inc.	137	4
National Grid PLC	2,445	32
NiSource, Inc.	500	12
Sempra Energy	350	40
WEC Energy Group, Inc.	58	3	(b)
		205
	Number of Shares	Value (000's omitted)
Multiline Retail 0.1%
Harvey Norman Holdings Ltd.	729	$2
Kohl's Corp.	147	6
Macy's, Inc.	25	1
Marks & Spencer Group PLC	590	3
Target Corp.	145	8	(b)
		20
Oil, Gas & Consumable Fuels 3.9%
Antero Midstream Partners LP	1,300	44
BP PLC	446	3
DCP Midstream LP	500	19
Dominion Midstream Partners LP	1,300	41
Energy Transfer Partners LP	1,500	36
EQT GP Holdings LP	1,575	43
Exxon Mobil Corp.	1,227	100	(b)
Marathon Petroleum Corp.	315	16
MPLX LP	1,400	49
Neste OYJ	42	2
Occidental Petroleum Corp.	175	11	(b)
OMV AG	226	10
ONEOK, Inc.	2,713	143	(b)
Repsol SA	839	13
Royal Dutch Shell PLC, A Shares	2,380	62
Royal Dutch Shell PLC, B Shares	1,474	39
Snam SpA	894	4
Statoil ASA	831	14
Suncor Energy, Inc.	2,025	64
Targa Resources Corp.	675	37
TOTAL SA	1,831	94
Valero Energy Corp.	208	13
Woodside Petroleum Ltd.	203	5
		862
Paper & Forest Products 0.0%(o)
UPM-Kymmene OYJ	378	10
Personal Products 0.0%(o)
Nu Skin Enterprises, Inc. Class A	21	1

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Pharmaceuticals 3.2%
AstraZeneca PLC	1,071	$64	(b)
Eli Lilly & Co.	759	62	(b)
GlaxoSmithKline PLC	4,404	88
GlaxoSmithKline PLC ADR	550	23	(b)
Indivior PLC	1,876	8	*
Johnson & Johnson	1,334	165	(b)
Merck & Co., Inc.	1,217	76	(b)
Orion OYJ Class B	156	9
Pfizer, Inc.	2,808	95	(b)
Recordati SpA	76	3
Sanofi	1,048	99
Takeda Pharmaceutical Co. Ltd.	200	10
		702
Professional Services 0.0%(o)
ALS Ltd.	143	1
Real Estate Management & Development 0.1%
Great Eagle Holdings Ltd.	1,000	5
Hang Lung Group Ltd.	1,000	4
LendLease Group	405	5
New World Development Co. Ltd.	6,000	7
		21
Road & Rail 0.5%
CSX Corp.	500	25
Norfolk Southern Corp.	336	40
Union Pacific Corp.	400	45	(b)
		110
Semiconductors & Semiconductor Equipment 1.3%
Analog Devices, Inc.	103	8
Applied Materials, Inc.	293	12
Brooks Automation, Inc.	216	5
Cypress Semiconductor Corp.	104	1
Intel Corp.	2,124	77	(b)
KLA-Tencor Corp.	118	12
Lam Research Corp.	62	9
Maxim Integrated Products, Inc.	950	42	(b)
QUALCOMM, Inc.	1,019	55	(b)
	Number of Shares	Value (000's omitted)
STMicroelectronics NV	133	$2
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	975	32
Texas Instruments, Inc.	548	43	(b)
		298
Software 0.9%
Microsoft Corp.	2,757	189	(b)
Specialty Retail 0.5%
Best Buy Co., Inc.	1,310	68	(b)
Gap, Inc.	233	6
Hennes & Mauritz AB, B Shares	502	13
Office Depot, Inc.	475	2
Staples, Inc.	138	1
Williams-Sonoma, Inc.	550	30
		120
Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	587	84	(b)
Canon, Inc.	500	17
HP, Inc.	1,088	20
Neopost SA	40	2
Western Digital Corp.	500	45
Xerox Corp.	323	2
		170
Thrifts & Mortgage Finance 0.0%(o)
Aareal Bank AG	18	1
OneSavings Bank PLC	272	1
		2
Tobacco 1.6%
Altria Group, Inc.	890	64	(b)
British American Tobacco PLC	1,437	97
Imperial Brands PLC	568	28
Philip Morris International, Inc.	1,165	129
Reynolds American, Inc.	493	32
Universal Corp.	48	3
		353
Trading Companies & Distributors 0.1%
Aircastle Ltd.	110	3
GATX Corp.	39	2
ITOCHU Corp.	100	1
Marubeni Corp.	400	2
	Number of Shares	Value (000's omitted)
Rexel SA	204	$4
Sojitz Corp.	1,600	4
Sumitomo Corp.	200	3
		19
Transportation Infrastructure 0.1%
Sydney Airport	2,300	12
Wireless Telecommunication Services 0.2%
Vodafone Group PLC	21,417	55	(b)
Total Common Stocks (Cost $7,106)		7,624
Convertible Preferred Stocks 0.3%
Oil, Gas & Consumable Fuels 0.1%
El Paso Energy Capital Trust I, 4.75%, due 3/31/28	450	22
Pharmaceuticals 0.2%
Allergan PLC, Ser. A, 5.50%, due 3/1/18	45	39
Total Convertible Preferred Stocks (Cost $55)		61
Preferred Stocks 1.1%
Real Estate Investment Trusts 1.1%
American Homes 4 Rent, Ser. D, 6.50%	746	20
Cedar Realty Trust, Inc., Ser. B, 7.25%	853	22
DuPont Fabros Technology, Inc., Ser. C, 6.63%	648	18
GGP, Inc., Ser. A, 6.38%	1,226	31
Hersha Hospitality Trust, Ser. C, 6.88%	764	19
Pebblebrook Hotel Trust, Ser. D, 6.38%	746	19
Retail Properties of America, Inc., Ser. A, 7.00%	764	20
Rexford Industrial Realty, Inc., Ser. A, 5.88%	533	13
Sabra Health Care REIT, Inc., Ser. A, 7.13%	986	26
SL Green Realty Corp., Ser. I, 6.50%	1,145	29

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
VEREIT, Inc., Ser. F, 6.70%	764	$20
Total Preferred Stocks (Cost $233)		237
	Principal Amount(j) (000's omitted)
Convertible Bonds 0.7%
Communications Equipment 0.0%(o)
Finisar Corp., 0.50%, due 12/15/36	$5	5	(c)(d)
Consumer Finance 0.0%(o)
Encore Capital Group, Inc., 3.25%, due 3/15/22	10	10	(c)
Equity Real Estate Investment Trusts 0.3%
Colony Starwood Homes, 3.50%, due 1/15/22	10	11	(c)
Extra Space Storage LP, 3.13%, due 10/1/35	50	52	(c)
		63
Internet Software & Services 0.1%
Zillow Group, Inc., 2.00%, due 12/1/21	10	10	(c)
Media 0.1%
Liberty Media Corp-Liberty Formula One, 1.00%, due 1/30/23	10	11	(c)
World Wrestling Entertainment, Inc., 3.38%, due 12/15/23	10	11	(c)
		22
Oil Field Equipment & Services 0.1%
Ensco Jersey Finance Ltd., 3.00%, due 1/31/24	20	18	(c)
	Principal Amount(j) (000's omitted)	Value (000's omitted)
Oil, Gas & Consumable Fuels 0.0%(o)
Golar LNG Ltd., 2.75%, due 2/15/22	$10	$10	(c)
Software 0.1%
Nice Systems, Inc., 1.25%, due 1/15/24	10	10	(c)
Total Convertible Bonds (Cost $145)		148
Corporate Bonds 9.8%
Agriculture 0.1%
Reynolds American, Inc., 4.45%, due 6/12/25	30	32
Airlines 0.3%
Delta Air Lines, Inc., 3.63%, due 3/15/22	60	62
Auto Manufacturers 0.9%
General Motors Co., 6.25%, due 10/2/43	35	38
General Motors Financial Co., Inc.
3.20%, due 7/6/21	40	40
4.30%, due 7/13/25	50	51
4.00%, due 10/6/26	70	70
		199
Banks 2.1%
Bank of America Corp., 2.88%, due 4/24/23	60	60	(e)
Bank of America Corp., Ser. L, 3.95%, due 4/21/25	70	70
Barclays PLC, 4.34%, due 1/10/28	90	92
Capital One N.A., 2.35%, due 1/31/20	80	80
Goldman Sachs Group, Inc., 5.15%, due 5/22/45	50	53
	Principal Amount(j) (000's omitted)	Value (000's omitted)
JPMorgan Chase & Co., 3.54%, due 5/1/28	$55	$55	(e)
SunTrust Banks, Inc., Ser. G, 5.05%, due 12/31/99	60	60	(e)(l)
		470
Commercial Services 0.1%
ERAC USA Finance LLC, 4.20%, due 11/1/46	40	37	(c)
Computers 1.5%
Apple, Inc., 4.65%, due 2/23/46	30	33
Dell Int'l LLC/ EMC Corp.
4.42%, due 6/15/21	80	84	(c)
5.45%, due 6/15/23	80	86	(c)
Hewlett Packard Enterprise Co., 4.90%, due 10/15/25	35	37
HP, Inc., 4.65%, due 12/9/21	80	86
		326
Diversified Financial Services 0.3%
UBS Group Funding Switzerland AG, 4.25%, due 3/23/28	60	62	(c)
Healthcare—Products 0.2%
Abbott Laboratories, 4.90%, due 11/30/46	40	42
Home Builders 0.1%
Lennar Corp., 4.50%, due 4/30/24	15	15
Iron—Steel 0.2%
Vale Overseas Ltd., 6.25%, due 8/10/26	35	38

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Principal Amount(j) (000's omitted)	Value (000's omitted)
Media 1.0%
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.91%, due 7/23/25	$90	$96
6.48%, due 10/23/45	70	82
Viacom, Inc., 4.38%, due 3/15/43	65	58
		236
Oil & Gas 0.6%
Apache Corp., 4.75%, due 4/15/43	20	20
Hess Corp., 4.30%, due 4/1/27	60	60
Noble Energy, Inc., 5.25%, due 11/15/43	50	52
		132
Pharmaceuticals 0.5%
AbbVie, Inc., 4.45%, due 5/14/46	40	39
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, due 7/21/21	80	78
		117
Pipelines 0.4%
Energy Transfer Partners L.P., 6.50%, due 2/1/42	30	33
Kinder Morgan, Inc., 5.55%, due 6/1/45	50	53
		86
Software 0.2%
Microsoft Corp., 4.50%, due 2/6/57	40	42
Telecommunications 1.3%
AT&T, Inc. 4.75%, due 5/15/46	90	85
	Principal Amount(j) (000's omitted)	Value (000's omitted)
5.70%, due 3/1/57	$75	$79
Telefonica Emisiones SAU, 4.10%, due 3/8/27	50	51
Verizon Communications, Inc.
4.13%, due 8/15/46	30	26
4.67%, due 3/15/55	45	41
		282
Total Corporate Bonds (Cost $2,150)		2,178
Mortgage-Backed Securities 12.5%
Collateralized Mortgage Obligations 2.2%
Fannie Mae Connecticut Avenue Securities, Ser. 2017-C02, Class 2M2, 4.64%, due 9/25/29	230	238	(e)
Freddie Mac Structured Agency Credit Risk Debt Notes, Ser. 2017-DNA2, Class M2, 4.44%, due 10/25/29	250	256
		494
Fannie Mae 5.6%
Pass-Through Certificates 3.00%, TBA, 15 Year Maturity	135	139	(f)
3.00%, TBA, 30 Year Maturity	190	190	(f)
3.50%, TBA, 30 Year Maturity	140	144	(f)
4.00%, TBA, 30 Year Maturity	640	674	(f)
4.50%, TBA, 30 Year Maturity	95	102	(f)
		1,249
Freddie Mac 4.2%
Pass-Through Certificates
3.00%, TBA,	160	164	(f)
15 Year Maturity
	Principal Amount(j) (000's omitted)	Value (000's omitted)
3.00%, TBA, 30 Year Maturity	$155	$155	(f)
3.50%, TBA, 30 Year Maturity	135	139	(f)
4.00%, TBA, 30 Year Maturity	460	484	(f)
		942
Ginnie Mae 0.5%
Pass-Through Certificates 4.00%, TBA, 15 Year Maturity	100	106	(f)
Total Mortgage- Backed Securities (Cost $2,772)		2,791
U.S. Treasury Obligations 14.3%
U.S. Treasury Bonds 5.50%, due	100	131	(b)
8/15/28
4.50%, due 2/15/36	321	412	(b)
3.88%, due 8/15/40	446	522	(b)(g)
U.S. Treasury Inflation- Indexed Bonds 2.00%, due 1/15/26	599	680	(h)
1.75%, due 1/15/28	12	13	(h)
3.88%, due 4/15/29	265	368	(g)(h)
U.S. Treasury Notes 0.75%, due 1/31/18	1,022	1,020	(b)
2.75%, due 2/15/24	35	37
Total U.S. Treasury Obligations (Cost $3,207)		3,183
U.S. Government Agency Securities 0.9%
Federal Home Loan Bank, 5.50%, due 7/15/36	120	160
Tennessee Valley Authority, 5.38%, due 4/1/56	30	40
Total U.S. Government Agency Securities (Cost $209)		200

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Principal Amount(j) (000's omitted)		Value (000's omitted)
Asset-Backed Securities 2.1%
Bear Stearns Asset Backed Securities Trust, Ser. 2006-SD2, Class M2, 1.79%, due 6/25/36		$170	$156	(e)
Carrington Mortgage Loan Trust, Ser. 2006- OPT1, Class M1, 1.34%, due 2/25/36		168	153	(e)
Citibank Credit Card Issuance Trust, Ser. 2017-A3, Class A3, 1.92%, due 4/7/22		170	171
Total Asset-Backed Securities (Cost $479)			480
Foreign Government Securities 0.8%
New Zealand Government Bond, Ser. 935, 2.50%, due 9/20/35	NZD	50	37	(i)
South Africa Government Bond, Ser. R214, 6.50%, due 2/28/41	ZAR	2,695	143
Total Foreign Government Securities (Cost $177)			180
	Number of Shares
Exchange Traded Funds 3.6%
iShares iBoxx $ High Yield Corporate Bond ETF		1,300	115
PowerShares Senior Loan Portfolio		30	691
Total Exchange Traded Funds (Cost $806)			806
Master Limited Partnerships 2.3%
Hotels, Restaurants & Leisure 0.3%
Cedar Fair LP		1,000	72
	Number of Shares	Value (000's omitted)
Oil, Gas & Consumable Fuels 1.9%
Alliance Holdings GP LP	1,325	$35
Energy Transfer Equity LP	6,000	112	(b)
Enterprise Products Partners LP	2,700	74	(b)
EQT Midstream Partners LP	575	45
NuStar Energy LP	900	43
Western Gas Equity Partners LP	2,500	115
		424
Real Estate Management & Development 0.1%
Brookfield Property Partners LP	473	10	*
Total Master Limited Partnerships (Cost $471)		506
Investment Companies 23.4%
Neuberger Berman Emerging Markets Debt Fund Institutional Class	121,354	1,080	(b)(k)
Neuberger Berman Floating Rate Income Fund Institutional Class	122,737	1,220	(b)(k)
Neuberger Berman High Income Bond Fund Class R6	238,712	2,106	(b)(k)
Neuberger Berman Long Short Credit Fund Class R6	82,833	798	(b)(k)
Total Investment Companies (Cost $5,117)		5,204
	Number of Shares	Value (000's omitted)
Short-Term Investment 3.4%
Investment Company 3.4%
State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $751)	751,209	$751	(b)(m)
Total Investments 109.5% (Cost $23,678)		24,349
Other Assets Less Liabilities (9.5)%		(2,118	)(n)
Net Assets 100.0%		$22,231

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Amount less than one thousand.

(b)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures, forward foreign currency contracts and/or options written with a total value of approximately $10,504,000.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933 Act, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $429,000 or 1.9% of the net assets of the Fund. Securities denoted with (c) but without (d) have been deemed by the investment manager to be liquid.

(d)  Illiquid security.

(e)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(f)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2017 amounted to approximately $2,297,000, which represents 10.3% of net assets of the Fund.

(g)  All or a portion of the security is pledged as collateral for options written.

(h)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(i)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2017 amounted to approximately $37,000, which represents 0.2% of net assets of the Fund.

(j)  Principal amount is stated in the currency in which the security is denominated.
NZD = New Zealand Dollar
ZAR = South African Rand

(k)  Affiliated company as defined under the Investment Company Act of 1940 (see Note F of Notes to Financial Statements).

(l)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board of Trustees (the "Board"). Total value of all such securities at April 30, 2017, amounted to approximately $60,000, which represents approximately 0.3% of net assets of the Fund.

(m)  Represents 7-day effective yield as of April 30, 2017.

(n)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

(o)  Represents less than 0.05% of net assets.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2017, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
6/16/2017	3 Euro Stoxx 50 Index	Long	$6,233
6/16/2017	5 FTSE 100 Index	Long	(2,002)
6/16/2017	10 Mini MSCI Emerging Markets Index	Long	5,181
6/16/2017	5 S&P 500 E-Mini Index	Long	3,397
6/19/2017	1 Euro	Long	2,244
6/21/2017	1 U.S. Treasury Note, 10 Year	Long	684
6/21/2017	4 U.S. Treasury Long Bond	Long	4,860
6/28/2017	1 U.K. Long Gilt Bond	Long	(88)
6/8/2017	2 Euro-Buxl Bond	Short	(1,400)
6/8/2017	2 Euro-Oat	Short	(6,171)
6/19/2017	3 Euro	Short	(7,306)
6/19/2017	1 Japanese Yen	Short	127
6/19/2017	1 New Zealand Dollar	Short	1,356
6/21/2017	3 U.S. Treasury Long Bond	Short	(3,750)
6/28/2017	2 U.K. Long Gilt Bond	Short	176
6/30/2017	3 U.S. Treasury Note, 5 Year	Short	(1,932)
Total			$1,609

At April 30, 2017, the notional value of futures for the Fund was $2,703,509 for long positions and $(2,431,951) for short positions. At April 30, 2017, the Fund had $156,074 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2017, the average notional value of futures for the Fund was $2,111,686 for long positions and $(1,469,325) for short positions.

Forward foreign currency contracts ("forward contracts")

At April 30, 2017, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
49,073	Australian Dollar	$36,815	Goldman Sachs International	5/11/2017	$(75)
25,828	Australian Dollar	19,706	Goldman Sachs International	5/11/2017	(370)
171,118	Australian Dollar	129,985	Goldman Sachs International	5/11/2017	(1,873)
17,612	Australian Dollar	13,393	Royal Bank of Canada	5/11/2017	(207)
15,425	Australian Dollar	11,814	Royal Bank of Canada	5/11/2017	(265)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
55,457	Australian Dollar	$41,885	Royal Bank of Canada	5/11/2017	$(366)
23,489	Australian Dollar	18,023	Royal Bank of Canada	5/11/2017	(437)
33,702	Australian Dollar	25,729	Royal Bank of Canada	5/11/2017	(497)
37,752	Australian Dollar	28,908	Royal Bank of Canada	5/11/2017	(644)
137,715	Australian Dollar	104,483	Royal Bank of Canada	5/11/2017	(1,379)
155,602	Australian Dollar	118,980	Royal Bank of Canada	5/11/2017	(2,485)
19,910	Australian Dollar	14,912	Royal Bank of Canada	5/11/2017	(6)
41,581	Australian Dollar	31,280	Royal Bank of Canada	5/11/2017	(150)
60,938	Australian Dollar	45,804	Royal Bank of Canada	5/11/2017	(181)
56,693	Australian Dollar	42,685	Royal Bank of Canada	5/11/2017	(240)
24,957	Australian Dollar	19,122	Societe Generale	5/11/2017	(437)
220,455	Australian Dollar	167,545	Societe Generale	5/11/2017	(2,496)
20,788	Australian Dollar	15,670	State Street Bank and Trust Company	5/11/2017	(106)
221,623	Australian Dollar	166,100	State Street Bank and Trust Company	5/11/2017	(177)
20,914	Australian Dollar	15,920	State Street Bank and Trust Company	5/11/2017	(262)
61,953	Australian Dollar	46,889	State Street Bank and Trust Company	5/11/2017	(507)
74,452	Australian Dollar	56,966	State Street Bank and Trust Company	5/11/2017	(1,226)
157,317	Australian Dollar	119,926	State Street Bank and Trust Company	5/11/2017	(2,147)
33,363	Canadian Dollar	24,714	Goldman Sachs International	5/11/2017	(269)
23,404	Canadian Dollar	17,821	Goldman Sachs International	5/11/2017	(674)
26,222	Canadian Dollar	20,065	Goldman Sachs International	5/11/2017	(852)
214,558	Canadian Dollar	160,606	Goldman Sachs International	5/11/2017	(3,404)
67,013	Canadian Dollar	50,419	Royal Bank of Canada	5/11/2017	(1,320)
93,059	Canadian Dollar	69,990	Royal Bank of Canada	5/11/2017	(1,808)
96,125	Canadian Dollar	72,248	Royal Bank of Canada	5/11/2017	(1,820)
126,169	Canadian Dollar	94,274	Royal Bank of Canada	5/11/2017	(1,832)
156,933	Canadian Dollar	116,880	Royal Bank of Canada	5/11/2017	(1,899)
74,374	Canadian Dollar	56,857	Royal Bank of Canada	5/11/2017	(2,365)
128,839	Canadian Dollar	98,357	Royal Bank of Canada	5/11/2017	(3,959)
51,924	Canadian Dollar	38,191	Royal Bank of Canada	5/11/2017	(147)
36,847	Canadian Dollar	27,522	Royal Bank of Canada	5/11/2017	(524)
117,999	Canadian Dollar	90,263	Societe Generale	5/11/2017	(3,807)
110,368	Canadian Dollar	84,882	Societe Generale	5/11/2017	(4,018)
539,828	Canadian Dollar	410,344	Societe Generale	5/11/2017	(14,824)
15,375	Canadian Dollar	11,409	State Street Bank and Trust Company	5/11/2017	(144)
57,225	Canadian Dollar	42,154	State Street Bank and Trust Company	5/11/2017	(226)
19,184	Canadian Dollar	14,380	State Street Bank and Trust Company	5/11/2017	(325)
33,002	Canadian Dollar	24,661	State Street Bank and Trust Company	5/11/2017	(481)
19,278	Canadian Dollar	14,706	State Street Bank and Trust Company	5/11/2017	(582)
47,253	Canadian Dollar	36,102	State Street Bank and Trust Company	5/11/2017	(1,480)
165,632	Canadian Dollar	124,096	State Street Bank and Trust Company	5/11/2017	(2,741)
263,302	Euro	282,041	Goldman Sachs International	5/11/2017	4,885
122,999	Euro	130,270	Royal Bank of Canada	5/11/2017	3,765
68,096	Euro	72,965	Royal Bank of Canada	5/11/2017	1,241

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
56,067	Euro	$60,111	Royal Bank of Canada	5/11/2017	$986
24,121	Euro	25,513	Royal Bank of Canada	5/11/2017	772
24,161	Euro	25,968	Royal Bank of Canada	5/11/2017	361
22,845	Euro	24,637	Royal Bank of Canada	5/11/2017	258
140,882	Euro	151,436	Royal Bank of Canada	5/11/2017	2,086
11,209	Euro	11,914	Royal Bank of Canada	5/11/2017	301
14,992	Euro	16,099	Royal Bank of Canada	5/11/2017	238
36,916	Euro	40,264	Royal Bank of Canada	5/11/2017	(36)
28,752	Euro	30,536	Societe Generale	5/11/2017	796
18,956	Euro	20,303	Societe Generale	5/11/2017	354
26,545	Euro	28,216	State Street Bank and Trust Company	5/11/2017	711
23,683	Euro	25,260	State Street Bank and Trust Company	5/11/2017	548
18,080	Euro	19,312	State Street Bank and Trust Company	5/11/2017	390
57,749	Euro	62,542	State Street Bank and Trust Company	5/11/2017	388
6,027,187	Japanese Yen	52,613	Goldman Sachs International	5/11/2017	1,473
2,703,518	Japanese Yen	23,861	Goldman Sachs International	5/11/2017	399
1,616,804	Japanese Yen	14,165	Goldman Sachs International	5/11/2017	344
23,214,645	Japanese Yen	207,261	Royal Bank of Canada	5/11/2017	1,059
4,458,727	Japanese Yen	38,970	Royal Bank of Canada	5/11/2017	1,041
5,801,708	Japanese Yen	51,143	Royal Bank of Canada	5/11/2017	919
4,684,954	Japanese Yen	41,346	Royal Bank of Canada	5/11/2017	695
6,701,156	Japanese Yen	60,141	Royal Bank of Canada	5/11/2017	(7)
1,378,692	Japanese Yen	12,157	Royal Bank of Canada	5/11/2017	215
4,575,877	Japanese Yen	40,794	Societe Generale	5/11/2017	268
19,768,757	Japanese Yen	176,401	State Street Bank and Trust Company	5/11/2017	996
15,018,683	Japanese Yen	134,153	State Street Bank and Trust Company	5/11/2017	619
3,305,952	Japanese Yen	29,825	State Street Bank and Trust Company	5/11/2017	(159)
2,899,264	Japanese Yen	26,609	State Street Bank and Trust Company	5/11/2017	(592)
6,450,160	Japanese Yen	58,617	State Street Bank and Trust Company	5/11/2017	(736)
6,257,217	Japanese Yen	57,384	State Street Bank and Trust Company	5/11/2017	(1,235)
3,997,277	Japanese Yen	35,987	Goldman Sachs International	8/2/2017	8
1,525,576	Mexican Peso	72,709	Goldman Sachs International	5/11/2017	8,214
213,782	Mexican Peso	10,232	Royal Bank of Canada	5/11/2017	1,108
314,145	Mexican Peso	15,168	State Street Bank and Trust Company	5/11/2017	1,495
33,286	New Zealand Dollar	23,704	Goldman Sachs International	5/11/2017	(855)
96,575	New Zealand Dollar	67,929	Goldman Sachs International	5/11/2017	(1,636)
59,893	New Zealand Dollar	43,300	Goldman Sachs International	5/11/2017	(2,187)
92,471	New Zealand Dollar	66,170	Goldman Sachs International	5/11/2017	(2,694)
32,745	New Zealand Dollar	22,861	Royal Bank of Canada	5/11/2017	(384)
47,788	New Zealand Dollar	33,528	Royal Bank of Canada	5/11/2017	(724)
39,605	New Zealand Dollar	28,089	Royal Bank of Canada	5/11/2017	(903)
85,512	New Zealand Dollar	59,704	Royal Bank of Canada	5/11/2017	(1,005)
47,321	New Zealand Dollar	33,795	Royal Bank of Canada	5/11/2017	(1,312)
86,448	New Zealand Dollar	60,709	Royal Bank of Canada	5/11/2017	(1,368)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
261,680	New Zealand Dollar	$190,468	Royal Bank of Canada	5/11/2017	$(10,839)
74,698	New Zealand Dollar	53,633	Societe Generale	5/11/2017	(2,357)
100,559	New Zealand Dollar	73,273	Societe Generale	5/11/2017	(4,245)
23,428	New Zealand Dollar	16,238	State Street Bank and Trust Company	5/11/2017	(156)
47,946	New Zealand Dollar	33,112	State Street Bank and Trust Company	5/11/2017	(199)
31,615	New Zealand Dollar	22,165	State Street Bank and Trust Company	5/11/2017	(463)
32,288	New Zealand Dollar	22,751	State Street Bank and Trust Company	5/11/2017	(587)
90,625	New Zealand Dollar	62,828	State Street Bank and Trust Company	5/11/2017	(619)
44,606	New Zealand Dollar	31,987	State Street Bank and Trust Company	5/11/2017	(1,368)
109,424	New Zealand Dollar	76,743	State Street Bank and Trust Company	5/11/2017	(1,630)
118,916	New Zealand Dollar	83,434	State Street Bank and Trust Company	5/11/2017	(1,805)
424,910	New Zealand Dollar	309,041	State Street Bank and Trust Company	5/11/2017	(17,364)
127,486	New Zealand Dollar	87,187	Goldman Sachs International	8/2/2017	150
427,622	Norwegian Krone	51,159	Goldman Sachs International	5/11/2017	(1,349)
365,197	Norwegian Krone	42,537	Royal Bank of Canada	5/11/2017	1
120,702	Norwegian Krone	14,152	Royal Bank of Canada	5/11/2017	(93)
317,705	Norwegian Krone	37,400	Royal Bank of Canada	5/11/2017	(393)
288,039	Norwegian Krone	34,443	Royal Bank of Canada	5/11/2017	(892)
617,559	Norwegian Krone	74,270	Royal Bank of Canada	5/11/2017	(2,337)
1,120,922	Norwegian Krone	134,797	Royal Bank of Canada	5/11/2017	(4,231)
318,970	Norwegian Krone	37,099	Royal Bank of Canada	5/11/2017	55
731,946	Norwegian Krone	87,667	Societe Generale	5/11/2017	(2,410)
2,007,619	Norwegian Krone	241,379	Societe Generale	5/11/2017	(7,531)
154,164	Norwegian Krone	17,920	State Street Bank and Trust Company	5/11/2017	37
94,152	Norwegian Krone	10,979	State Street Bank and Trust Company	5/11/2017	(12)
467,977	Norwegian Krone	54,885	State Street Bank and Trust Company	5/11/2017	(375)
351,162	Norwegian Krone	41,374	State Street Bank and Trust Company	5/11/2017	(470)
1,012,082	Norwegian Krone	118,492	State Street Bank and Trust Company	5/11/2017	(604)
296,106	Norwegian Krone	35,631	State Street Bank and Trust Company	5/11/2017	(1,141)
441,842	Norwegian Krone	53,132	State Street Bank and Trust Company	5/11/2017	(1,667)
574,686	Norwegian Krone	69,037	State Street Bank and Trust Company	5/11/2017	(2,097)
917,806	Norwegian Krone	107,531	Goldman Sachs International	8/2/2017	(516)
16,603	Pound Sterling	20,200	Goldman Sachs International	5/11/2017	1,309
26,379	Pound Sterling	33,048	Goldman Sachs International	5/11/2017	1,126
113,739	Pound Sterling	138,982	Royal Bank of Canada	5/11/2017	8,366
116,729	Pound Sterling	143,550	Royal Bank of Canada	5/11/2017	7,672
117,799	Pound Sterling	145,961	Royal Bank of Canada	5/11/2017	6,647
54,137	Pound Sterling	67,380	Royal Bank of Canada	5/11/2017	2,754
28,629	Pound Sterling	35,063	Royal Bank of Canada	5/11/2017	2,025
9,213	Pound Sterling	11,563	Royal Bank of Canada	5/11/2017	373
9,725	Pound Sterling	12,229	Royal Bank of Canada	5/11/2017	369
20,405	Pound Sterling	25,445	Royal Bank of Canada	5/11/2017	990
63,994	Pound Sterling	79,524	Royal Bank of Canada	5/11/2017	3,380
139,829	Pound Sterling	173,402	Societe Generale	5/11/2017	7,746

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
34,355	Pound Sterling	$41,844	State Street Bank and Trust Company	5/11/2017	$2,663
20,929	Pound Sterling	25,471	State Street Bank and Trust Company	5/11/2017	1,643
8,592	Pound Sterling	10,744	State Street Bank and Trust Company	5/11/2017	387
109,521	Swedish Krona	12,271	Goldman Sachs International	5/11/2017	99
521,025	Swedish Krona	58,814	Goldman Sachs International	5/11/2017	34
622,460	Swedish Krona	69,147	Royal Bank of Canada	5/11/2017	1,157
652,070	Swedish Krona	72,739	Royal Bank of Canada	5/11/2017	910
151,318	Swedish Krona	17,048	Royal Bank of Canada	5/11/2017	43
211,202	Swedish Krona	23,887	Royal Bank of Canada	5/11/2017	(33)
2,389,875	Swedish Krona	270,285	Royal Bank of Canada	5/11/2017	(357)
246,932	Swedish Krona	27,394	Royal Bank of Canada	5/11/2017	496
274,378	Swedish Krona	30,507	Royal Bank of Canada	5/11/2017	484
210,760	Swedish Krona	23,433	Societe Generale	5/11/2017	371
729,463	Swedish Krona	80,930	State Street Bank and Trust Company	5/11/2017	1,461
544,938	Swedish Krona	60,841	State Street Bank and Trust Company	5/11/2017	708
294,117	Swedish Krona	32,571	State Street Bank and Trust Company	5/11/2017	649
99,181	Swedish Krona	11,004	State Street Bank and Trust Company	5/11/2017	198
110,819	Swedish Krona	12,334	State Street Bank and Trust Company	5/11/2017	182
99,878	Swedish Krona	11,233	State Street Bank and Trust Company	5/11/2017	48
1,273,321	Swedish Krona	144,006	State Street Bank and Trust Company	5/11/2017	(188)
308,467	Swedish Krona	35,199	State Street Bank and Trust Company	5/11/2017	(359)
411,272	Swedish Krona	46,782	Goldman Sachs International	8/2/2017	(124)
36,591	Swiss Franc	36,405	Goldman Sachs International	5/11/2017	387
53,981	Swiss Franc	54,014	Goldman Sachs International	5/11/2017	263
15,852	Swiss Franc	15,890	Royal Bank of Canada	5/11/2017	50
67,108	Swiss Franc	67,441	Royal Bank of Canada	5/11/2017	36
45,324	Swiss Franc	45,623	Royal Bank of Canada	5/11/2017	(50)
54,911	Swiss Franc	54,703	Royal Bank of Canada	5/11/2017	510
22,279	Swiss Franc	22,199	Royal Bank of Canada	5/11/2017	203
56,588	Swiss Franc	56,551	Societe Generale	5/11/2017	348
111,594	Swiss Franc	110,995	State Street Bank and Trust Company	5/11/2017	1,213
76,339	Swiss Franc	75,979	State Street Bank and Trust Company	5/11/2017	780
49,012	Swiss Franc	49,014	State Street Bank and Trust Company	5/11/2017	268
10,601	Swiss Franc	10,627	State Street Bank and Trust Company	5/11/2017	33
40,605	Swiss Franc	40,826	State Street Bank and Trust Company	5/11/2017	2
149,331	Swiss Franc	150,195	State Street Bank and Trust Company	5/11/2017	(42)
238,244	Swiss Franc	239,641	State Street Bank and Trust Company	5/11/2017	(87)
Total					$(55,298)
Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
88,656	Australian Dollar	$67,770	Goldman Sachs International	5/11/2017	$1,396
92,556	Australian Dollar	70,381	Goldman Sachs International	5/11/2017	1,086

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
18,992	Australian Dollar	$14,558	Goldman Sachs International	5/11/2017	$339
330,020	Australian Dollar	250,865	Royal Bank of Canada	5/11/2017	3,788
228,931	Australian Dollar	173,382	Royal Bank of Canada	5/11/2017	1,987
53,326	Australian Dollar	40,836	Royal Bank of Canada	5/11/2017	912
20,124	Australian Dollar	15,449	Royal Bank of Canada	5/11/2017	383
16,327	Australian Dollar	12,597	Royal Bank of Canada	5/11/2017	373
53,931	Australian Dollar	40,631	Royal Bank of Canada	5/11/2017	254
130,383	Australian Dollar	99,699	Societe Generale	5/11/2017	2,084
651,419	Australian Dollar	495,196	State Street Bank and Trust Company	5/11/2017	7,496
92,633	Australian Dollar	71,024	State Street Bank and Trust Company	5/11/2017	1,672
49,598	Australian Dollar	37,879	State Street Bank and Trust Company	5/11/2017	746
83,431	Australian Dollar	63,030	State Street Bank and Trust Company	5/11/2017	568
19,134	Australian Dollar	14,398	State Street Bank and Trust Company	5/11/2017	73
33,825	Australian Dollar	25,279	State Street Bank and Trust Company	5/11/2017	(44)
28,408	Australian Dollar	21,134	Goldman Sachs International	8/2/2017	(105)
482,407	Canadian Dollar	365,647	Goldman Sachs International	5/11/2017	12,198
19,674	Canadian Dollar	14,773	Goldman Sachs International	5/11/2017	358
642,977	Canadian Dollar	488,480	Royal Bank of Canada	5/11/2017	17,385
143,690	Canadian Dollar	108,999	Royal Bank of Canada	5/11/2017	3,720
127,623	Canadian Dollar	96,984	Royal Bank of Canada	5/11/2017	3,477
72,141	Canadian Dollar	54,002	Royal Bank of Canada	5/11/2017	1,146
35,832	Canadian Dollar	26,747	Royal Bank of Canada	5/11/2017	493
61,408	Canadian Dollar	45,782	Royal Bank of Canada	5/11/2017	790
20,083	Canadian Dollar	15,119	Royal Bank of Canada	5/11/2017	405
16,090	Canadian Dollar	11,970	Royal Bank of Canada	5/11/2017	181
79,742	Canadian Dollar	60,849	Societe Generale	5/11/2017	2,424
52,812	Canadian Dollar	40,127	State Street Bank and Trust Company	5/11/2017	1,433
64,369	Canadian Dollar	48,319	State Street Bank and Trust Company	5/11/2017	1,157
57,320	Canadian Dollar	42,893	State Street Bank and Trust Company	5/11/2017	895
34,139	Canadian Dollar	25,277	State Street Bank and Trust Company	5/11/2017	264
27,160	Canadian Dollar	20,138	State Street Bank and Trust Company	5/11/2017	238
48,746	Euro	52,632	Goldman Sachs International	5/11/2017	(488)
27,304	Euro	28,878	Goldman Sachs International	5/11/2017	(875)
57,930	Euro	61,310	Goldman Sachs International	5/11/2017	(1,818)
30,349	Euro	32,825	Royal Bank of Canada	5/11/2017	(247)
41,696	Euro	45,078	Royal Bank of Canada	5/11/2017	(359)
18,225	Euro	19,468	Royal Bank of Canada	5/11/2017	(392)
39,551	Euro	42,533	Royal Bank of Canada	5/11/2017	(566)
31,134	Euro	33,126	Royal Bank of Canada	5/11/2017	(802)
36,194	Euro	38,392	Royal Bank of Canada	5/11/2017	(1,050)
120,331	Euro	126,850	Royal Bank of Canada	5/11/2017	(4,278)
16,658	Euro	17,734	Royal Bank of Canada	5/11/2017	(419)
23,086	Euro	24,628	Royal Bank of Canada	5/11/2017	(529)
26,033	Euro	28,076	Societe Generale	5/11/2017	(293)
See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
30,699	Euro	$32,712	Societe Generale	5/11/2017	$(741)
50,988	Euro	55,579	State Street Bank and Trust Company	5/11/2017	16
30,932	Euro	33,680	State Street Bank and Trust Company	5/11/2017	(27)
11,716	Euro	12,609	State Street Bank and Trust Company	5/11/2017	(158)
33,399	Euro	35,683	State Street Bank and Trust Company	5/11/2017	(712)
54,026	Euro	57,920	State Street Bank and Trust Company	5/11/2017	(954)
53,057	Euro	56,749	State Street Bank and Trust Company	5/11/2017	(1,069)
65,878	Euro	70,348	State Street Bank and Trust Company	5/11/2017	(1,440)
45,787	Euro	48,397	State Street Bank and Trust Company	5/11/2017	(1,498)
137,109	Euro	146,944	State Street Bank and Trust Company	5/11/2017	(2,467)
58,650	Euro	64,195	Goldman Sachs International	8/2/2017	9
1,805,341	Japanese Yen	16,286	Goldman Sachs International	5/11/2017	85
5,146,087	Japanese Yen	45,860	Goldman Sachs International	5/11/2017	(319)
6,861,565	Japanese Yen	61,238	Goldman Sachs International	5/11/2017	(335)
2,504,265	Japanese Yen	21,980	Goldman Sachs International	5/11/2017	(493)
3,179,313	Japanese Yen	28,687	Royal Bank of Canada	5/11/2017	158
4,669,417	Japanese Yen	42,033	Royal Bank of Canada	5/11/2017	132
3,042,990	Japanese Yen	27,386	Royal Bank of Canada	5/11/2017	79
1,757,957	Japanese Yen	15,702	Royal Bank of Canada	5/11/2017	(73)
3,698,810	Japanese Yen	33,040	Royal Bank of Canada	5/11/2017	(152)
4,075,978	Japanese Yen	36,067	Royal Bank of Canada	5/11/2017	(509)
4,141,440	Japanese Yen	36,288	Royal Bank of Canada	5/11/2017	(875)
7,362,406	Japanese Yen	65,131	Royal Bank of Canada	5/11/2017	(936)
13,472,476	Japanese Yen	118,572	Royal Bank of Canada	5/11/2017	(2,325)
6,870,271	Japanese Yen	62,154	Royal Bank of Canada	5/11/2017	503
2,101,192	Japanese Yen	18,997	Royal Bank of Canada	5/11/2017	142
6,585,288	Japanese Yen	58,740	Societe Generale	5/11/2017	(354)
12,739,076	Japanese Yen	113,830	Societe Generale	5/11/2017	(486)
15,233,014	Japanese Yen	140,272	State Street Bank and Trust Company	5/11/2017	3,577
4,284,300	Japanese Yen	38,897	State Street Bank and Trust Company	5/11/2017	451
2,773,908	Japanese Yen	25,325	State Street Bank and Trust Company	5/11/2017	433
2,758,543	Japanese Yen	24,827	State Street Bank and Trust Company	5/11/2017	73
3,017,007	Japanese Yen	26,800	State Street Bank and Trust Company	5/11/2017	(274)
4,665,721	Japanese Yen	40,778	State Street Bank and Trust Company	5/11/2017	(1,090)
781,831	Mexican Peso	38,012	Goldman Sachs International	5/11/2017	(3,459)
268,083	Mexican Peso	12,823	State Street Bank and Trust Company	5/11/2017	(1,397)
1,004,394	Mexican Peso	48,557	State Street Bank and Trust Company	5/11/2017	(4,720)
199,238	New Zealand Dollar	144,860	Goldman Sachs International	5/11/2017	8,094
60,117	New Zealand Dollar	43,735	Royal Bank of Canada	5/11/2017	2,468
64,340	New Zealand Dollar	46,127	Royal Bank of Canada	5/11/2017	1,961
46,080	New Zealand Dollar	33,145	Royal Bank of Canada	5/11/2017	1,513
67,225	New Zealand Dollar	47,149	Royal Bank of Canada	5/11/2017	1,003
22,865	New Zealand Dollar	15,969	Royal Bank of Canada	5/11/2017	274
15,389	New Zealand Dollar	10,818	Royal Bank of Canada	5/11/2017	254

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
74,397	New Zealand Dollar	$53,974	Royal Bank of Canada	5/11/2017	$2,905
167,124	New Zealand Dollar	116,272	Royal Bank of Canada	5/11/2017	1,550
699,909	New Zealand Dollar	508,673	Societe Generale	5/11/2017	28,224
41,834	New Zealand Dollar	29,936	Societe Generale	5/11/2017	1,220
93,468	New Zealand Dollar	66,393	State Street Bank and Trust Company	5/11/2017	2,232
41,413	New Zealand Dollar	29,700	State Street Bank and Trust Company	5/11/2017	1,272
75,177	New Zealand Dollar	52,551	State Street Bank and Trust Company	5/11/2017	946
28,034	New Zealand Dollar	19,679	State Street Bank and Trust Company	5/11/2017	435
28,778	New Zealand Dollar	19,956	State Street Bank and Trust Company	5/11/2017	201
23,242	New Zealand Dollar	16,062	State Street Bank and Trust Company	5/11/2017	107
1,288,622	Norwegian Krone	154,775	Goldman Sachs International	5/11/2017	4,675
468,699	Norwegian Krone	55,835	Goldman Sachs International	5/11/2017	1,241
197,834	Norwegian Krone	23,357	Goldman Sachs International	5/11/2017	314
401,294	Norwegian Krone	46,871	Goldman Sachs International	5/11/2017	128
374,173	Norwegian Krone	44,938	Royal Bank of Canada	5/11/2017	1,354
163,299	Norwegian Krone	19,527	Royal Bank of Canada	5/11/2017	506
217,817	Norwegian Krone	25,820	Royal Bank of Canada	5/11/2017	449
130,204	Norwegian Krone	15,402	Royal Bank of Canada	5/11/2017	236
390,829	Norwegian Krone	45,735	Royal Bank of Canada	5/11/2017	211
165,595	Norwegian Krone	19,931	Royal Bank of Canada	5/11/2017	642
257,524	Norwegian Krone	30,205	Royal Bank of Canada	5/11/2017	208
359,022	Norwegian Krone	41,863	Royal Bank of Canada	5/11/2017	44
127,482	Norwegian Krone	14,813	Royal Bank of Canada	5/11/2017	(36)
708,898	Norwegian Krone	86,009	Societe Generale	5/11/2017	3,436
196,138	Norwegian Krone	23,261	State Street Bank and Trust Company	5/11/2017	415
88,622	Norwegian Krone	10,644	State Street Bank and Trust Company	5/11/2017	321
1,032,140	Norwegian Krone	120,436	State Street Bank and Trust Company	5/11/2017	212
42,843	Pound Sterling	53,351	Goldman Sachs International	5/11/2017	(2,152)
65,035	Pound Sterling	80,539	Goldman Sachs International	5/11/2017	(3,713)
11,396	Pound Sterling	13,973	Royal Bank of Canada	5/11/2017	(790)
32,172	Pound Sterling	40,169	Royal Bank of Canada	5/11/2017	(1,510)
48,900	Pound Sterling	60,979	Royal Bank of Canada	5/11/2017	(2,370)
34,383	Pound Sterling	42,160	Royal Bank of Canada	5/11/2017	(2,383)
70,203	Pound Sterling	87,544	Royal Bank of Canada	5/11/2017	(3,404)
9,367	Pound Sterling	11,721	Royal Bank of Canada	5/11/2017	(414)
51,312	Pound Sterling	65,775	Royal Bank of Canada	5/11/2017	(700)
35,892	Pound Sterling	44,831	Societe Generale	5/11/2017	(1,667)
18,198	Pound Sterling	23,320	State Street Bank and Trust Company	5/11/2017	(256)
8,951	Pound Sterling	11,164	State Street Bank and Trust Company	5/11/2017	(432)
21,027	Pound Sterling	26,488	State Street Bank and Trust Company	5/11/2017	(753)
68,023	Pound Sterling	87,236	State Street Bank and Trust Company	5/11/2017	(887)
24,418	Pound Sterling	30,515	State Street Bank and Trust Company	5/11/2017	(1,118)
59,814	Pound Sterling	75,241	State Street Bank and Trust Company	5/11/2017	(2,248)
54,526	Pound Sterling	68,115	State Street Bank and Trust Company	5/11/2017	(2,523)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
77,622	Pound Sterling	$97,376	State Street Bank and Trust Company	5/11/2017	$(3,183)
87,393	Pound Sterling	108,477	State Street Bank and Trust Company	5/11/2017	(4,741)
144,350	Pound Sterling	178,763	State Street Bank and Trust Company	5/11/2017	(8,241)
35,002	Pound Sterling	45,302	Goldman Sachs International	8/2/2017	(151)
346,140	Swedish Krona	39,398	Goldman Sachs International	5/11/2017	303
482,940	Swedish Krona	54,271	Goldman Sachs International	5/11/2017	(275)
148,513	Swedish Krona	16,458	Goldman Sachs International	5/11/2017	(316)
163,382	Swedish Krona	18,104	Goldman Sachs International	5/11/2017	(349)
357,471	Swedish Krona	39,931	Goldman Sachs International	5/11/2017	(444)
289,929	Swedish Krona	32,923	Royal Bank of Canada	5/11/2017	176
120,845	Swedish Krona	13,721	Royal Bank of Canada	5/11/2017	72
140,937	Swedish Krona	15,820	Royal Bank of Canada	5/11/2017	(97)
171,657	Swedish Krona	19,131	Royal Bank of Canada	5/11/2017	(257)
303,469	Swedish Krona	34,002	Royal Bank of Canada	5/11/2017	(274)
123,897	Swedish Krona	14,097	Royal Bank of Canada	5/11/2017	104
168,533	Swedish Krona	18,824	Royal Bank of Canada	5/11/2017	(212)
430,345	Swedish Krona	49,102	Societe Generale	5/11/2017	496
390,041	Swedish Krona	44,085	Societe Generale	5/11/2017	31
279,705	Swedish Krona	31,440	Societe Generale	5/11/2017	(152)
281,744	Swedish Krona	32,170	State Street Bank and Trust Company	5/11/2017	348
336,692	Swedish Krona	38,302	State Street Bank and Trust Company	5/11/2017	274
674,126	Swedish Krona	76,241	State Street Bank and Trust Company	5/11/2017	101
254,289	Swedish Krona	28,803	State Street Bank and Trust Company	5/11/2017	82
574,424	Swedish Krona	64,842	State Street Bank and Trust Company	5/11/2017	(37)
734,647	Swedish Krona	82,358	State Street Bank and Trust Company	5/11/2017	(618)
590,225	Swedish Krona	65,500	State Street Bank and Trust Company	5/11/2017	(1,164)
54,961	Swiss Franc	55,542	Goldman Sachs International	5/11/2017	278
8,902	Swiss Franc	8,947	Goldman Sachs International	5/11/2017	(4)
15,817	Swiss Franc	15,632	Goldman Sachs International	5/11/2017	(272)
261,336	Swiss Franc	263,001	Royal Bank of Canada	5/11/2017	227
16,023	Swiss Franc	16,014	Royal Bank of Canada	5/11/2017	(98)
36,336	Swiss Franc	36,405	Royal Bank of Canada	5/11/2017	(131)
24,838	Swiss Franc	24,643	Royal Bank of Canada	5/11/2017	(332)
35,126	Swiss Franc	34,918	Royal Bank of Canada	5/11/2017	(401)
49,518	Swiss Franc	49,020	Royal Bank of Canada	5/11/2017	(770)
100,857	Swiss Franc	100,114	Royal Bank of Canada	5/11/2017	(1,298)
59,258	Swiss Franc	59,832	Royal Bank of Canada	5/11/2017	248
54,951	Swiss Franc	55,303	Royal Bank of Canada	5/11/2017	50
508,306	Swiss Franc	511,207	Societe Generale	5/11/2017	105
51,538	Swiss Franc	51,375	Societe Generale	5/11/2017	(446)
16,381	Swiss Franc	16,685	State Street Bank and Trust Company	5/11/2017	214
67,350	Swiss Franc	67,777	State Street Bank and Trust Company	5/11/2017	57
62,897	Swiss Franc	63,279	State Street Bank and Trust Company	5/11/2017	36
24,719	Swiss Franc	24,857	State Street Bank and Trust Company	5/11/2017	2

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
41,716	Swiss Franc	$41,911	State Street Bank and Trust Company	5/11/2017	$(34)
53,210	Swiss Franc	53,109	State Street Bank and Trust Company	5/11/2017	(394)
92,272	Swiss Franc	93,317	Goldman Sachs International	8/2/2017	53
Total					$56,512

For the six months ended April 30, 2017, the Fund's investments in forward contracts had an average notional value of $15,093,122.

Written option contracts ("options written")

At April 30, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
S&P 500 Mini Index, Call	5	$240	5/5/2017	$(112)
S&P 500 Mini Index, Call	16	240.5	5/5/2017	(208)
S&P 500 Mini Index, Call	7	239	5/12/2017	(777)
S&P 500 Mini Index, Call	7	239.5	5/12/2017	(609)
S&P 500 Mini Index, Call	7	240.5	5/12/2017	(315)
S&P 500 Mini Index, Call	18	239	5/19/2017	(2,502)
S&P 500 Mini Index, Call	3	240	5/19/2017	(276)
S&P 500 Mini Index, Call	7	242	5/26/2017	(360)
S&P 500 Mini Index, Call	7	243	5/26/2017	(227)
S&P 500 Mini Index, Call	6	243.5	5/26/2017	(150)
S&P 500 Mini Index, Put	6	232	5/5/2017	(0	)(a)(b)
S&P 500 Mini Index, Put	5	232.5	5/5/2017	(0	)(a)(b)
S&P 500 Mini Index, Put	10	229	5/12/2017	(260)
S&P 500 Mini Index, Put	11	230	5/12/2017	(336)
S&P 500 Mini Index, Put	13	230	5/19/2017	(624)
S&P 500 Mini Index, Put	9	231	5/19/2017	(486)
S&P 500 Mini Index, Put	1	230.5	5/26/2017	(65)
S&P 500 Mini Index, Put	3	232.5	5/26/2017	(252)
S&P 500 Mini Index, Put	9	234	5/26/2017	(932)
S&P 500 Mini Index, Put	8	235	5/26/2017	(960)
S&P 500 Mini Index, Put	5	234	6/2/2017	(645)
S&P 500 Mini Index, Put	5	235	6/2/2017	(745)
Total (premium received: $19,071)				$(10,841)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Options written for the Fund for the six months ended April 30, 2017 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/2016	152	$21,463
Options Written	1,181	115,447
Options Expired	(10)	(539)
Options Exercised	—	—
Options Closed	(1,155)	(117,300)
Outstanding 4/30/2017	168	$19,071

For the six months ended April 30, 2017, the Fund had an average market value of $(11,279) in options written. At April 30, 2017, the Fund had securities pledged in the amount of $176,376 to cover collateral requirements for options written.

(a)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board.

(b)  Amount less than one dollar.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)	$7,624	$—	$—	$7,624
Convertible Preferred Stocks(a)	61	—	—	61
Preferred Stocks(a)	237	—	—	237
Convertible Bonds(a)	—	148	—	148
Corporate Bonds(a)	—	2,178	—	2,178
Mortgage-Backed Securities(a)	—	2,791	—	2,791
U.S. Treasury Obligations	—	3,183	—	3,183
U.S. Government Agency Securities	—	200	—	200
Asset-Backed Securities	—	480	—	480
Foreign Government Securities	—	180	—	180
Exchange Traded Funds	806	—	—	806
Master Limited Partnerships(a)	506	—	—	506
Investment Companies	—	5,204	—	5,204
Short-Term Investment	—	751	—	751
Total Investments	$9,234	$15,115	$—	$24,349

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)		Total
Futures(a)
Assets	$24	$—	$—		$24
Liabilities	(22)	—	—		(22)
Forward Contracts(a)
Assets	—	243	—		243
Liabilities	—	(242)	—		(242)
Options Written
Liabilities	(11)	—	(0	)(d)	(11)
Total	$(9)	$1	$(0	)(d)	$(8)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Other Financial Instruments:
(000's omitted)
Options Written(c)	$—	$—	$1	$1	$—	$(2)	$—	$—	$(0	)(d)	$2
Total	$—	$—	$1	$1	$—	$(2)	$—	$—	$(0	)(d)	$2

(c)  As of the six months ended April 30, 2017, these investments were valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

(d)  Amount less than one thousand.

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) April 30, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Asset-Backed Securities 19.0%
	Ally Auto Receivables Trust
$348	Ser. 2016-3, Class A2, 1.19%, due 12/17/18	$348
875	Ser. 2016-1, Class A3, 1.47%, due 4/15/20	875
1,160	American Express Credit Account Master Trust, Ser. 2013-1, Class A, 1.41%, due 2/16/21	1,164	(a)
1,440	BMW Vehicle Lease Trust, Ser. 2017-1, Class A2, 1.64%, due 7/22/19	1,442
1,060	BMW Vehicle Owner Trust, Ser. 2016-A, Class A2A, 0.99%, due 5/28/19	1,059
1,800	Capital One Multi-Asset Execution Trust, Ser. 2007-A7, Class A7, 5.75%, due 7/15/20	1,830
2,100	Chase Issuance Trust, Ser. 2015-A1, Class A1, 1.31%, due 2/18/20	2,104	(a)
	Citibank Credit Card Issuance Trust
445	Ser. 2013-A2, Class A2, 1.27%, due 5/26/20	446	(a)
1,125	Ser. 2017-A1, Class A1, 1.24%, due 1/19/21	1,127	(a)
	Ford Credit Auto Owner Trust
590	Ser. 2016-C, Class A2A, 1.04%, due 9/15/19	589
700	Ser. 2017-A, Class A2A, 1.33%, due 12/15/19	699
	Honda Auto Receivables Owner Trust
261	Ser. 2016-1, Class A2, 1.01%, due 6/18/18	260
517	Ser. 2016-2, Class A2, 1.13%, due 9/17/18	517
955	Huntington Auto Trust, Ser. 2016-1, Class A2, 1.29%, due 5/15/19	955
263	Hyundai Auto Receivables Trust, Ser. 2016-A, Class A2A, 1.21%, due 6/17/19	263
1,504	Mercedes-Benz Auto Receivables Trust, Ser. 2016-1, Class A2A, 1.11%, due 3/15/19	1,503
873	Navient Student Loan Trust, Ser. 2016-3A, Class A1, 1.59%, due 6/25/65	875	(a)(b)
	Nissan Auto Receivables Owner Trust
218	Ser. 2016-B, Class A2A, 1.05%, due 4/15/19	218
967	Ser. 2016-C, Class A2A, 1.07%, due 5/15/19	966
590	Penarth Master Issuer PLC, Ser. 2015-2A, Class A1, 1.39%, due 5/18/19	590	(a)(b)
565	Securitized Term Auto Receivables Trust, Ser. 2017-1A, Class A2A, 1.51%, due 4/25/19	564	(b)
	Toyota Auto Receivables Owner Trust
239	Ser. 2016-A, Class A2A, 1.03%, due 7/16/18	239
352	Ser. 2016-C, Class A2A, 1.00%, due 1/15/19	352
192	Ser. 2015-A, Class A3, 1.12%, due 2/15/19	192
	Total Asset-Backed Securities (Cost $19,186)	19,177
Corporate Bonds 58.6%
Aerospace & Defense 1.4%
1,445	United Technologies Corp., 1.80%, due 6/1/17	1,446
Agriculture 0.5%
495	Philip Morris International, Inc., 1.47%, due 2/21/20	497	(a)
Auto Manufacturers 5.0%
785	American Honda Finance Corp., 1.38%, due 2/14/20	787	(a)
	Daimler Finance N.A. LLC	1,101	(a)(b)
1,100	1.51%, due 8/1/17
735	1.60%, due 8/3/17	735	(b)
1,220	Ford Motor Credit Co. LLC, 3.00%, due 6/12/17	1,222
	Toyota Motor Credit Corp.
335	1.87%, due 2/19/19	339	(a)
880	1.42%, due 4/17/20	881	(a)
		5,065

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Banks 16.0%
$2,555	Bank of America N.A.,1.43%, due 6/15/17	$2,556	(a)
1,820	Citigroup, Inc., 1.96%, due 12/7/18	1,834	(a)
	Goldman Sachs Group, Inc.
1,335	2.20%, due 4/25/19	1,350	(a)
815	2.31%, due 4/23/20	827	(a)
2,065	JPMorgan Chase & Co., 2.11%, due 1/23/20	2,095	(a)
1,905	Morgan Stanley, 1.84%, due 2/14/20	1,910	(a)
800	National Australia Bank Ltd., 1.43%, due 6/30/17	800	(a)(b)
420	Royal Bank of Canada, 1.38%, due 6/16/17	420	(a)
675	U.S. Bank N.A., 1.47%, due 1/24/20	677	(a)
1,965	Wells Fargo & Co., 1.37%, due 9/8/17	1,966	(a)
1,705	Westpac Banking Corp., 1.53%, due 3/6/20	1,706	(a)
		16,141
Beverages 1.9%
1,880	Anheuser-Busch InBev Worldwide, Inc., 1.38%, due 7/15/17	1,880
Commercial Services 2.2%
1,195	ERAC USA Finance LLC, 6.38%, due 10/15/17	1,219	(b)(c)
940	Moody's Corp., 1.41%, due 9/4/18	942	(a)
		2,161
Computers 1.8%
900	Apple, Inc., 1.87%, due 2/22/19	913	(a)
	Hewlett Packard Enterprise Co.
168	2.45%, due 10/5/17	169
750	2.89%, due 10/5/17	754	(a)
		1,836
Diversified Financial Services 2.2%
1,000	American Express Credit Corp., 1.81%, due 11/5/18	1,006	(a)
1,170	Capital One Bank USA N.A., 1.30%, due 6/5/17	1,170
		2,176
Electric 1.4%
790	Duke Energy Progress LLC, 1.26%, due 11/20/17	790	(a)
635	Georgia Power Co., Ser. B, 5.70%, due 6/1/17	637
		1,427
Insurance 1.7%
470	Berkshire Hathaway Finance Corp., 1.82%, due 3/15/19	475	(a)
	Principal Life Global Funding II
400	1.20%, due 5/19/17	400	(b)
870	1.35%, due 5/21/18	871	(a)(b)
		1,746

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Machinery—Construction & Mining 2.4%
	Caterpillar Financial Services Corp.
$1,100	1.30%, due 11/20/17	$1,101	(a)
1,250	1.75%, due 2/23/18	1,255	(a)
		2,356
Machinery-Diversified 0.8%
820	John Deere Capital Corp., 1.45%, due 1/16/18	821	(a)
Media 1.6%
1,600	NBCUniversal Enterprise, Inc., 1.84%, due 4/15/18	1,610	(a)(b)
Miscellaneous Manufacturer 3.3%
1,350	General Electric Co., 1.30%, due 8/7/18	1,353	(a)
1,965	Siemens Financieringsmaatschappij NV, 1.48%, due 3/16/20	1,968	(a)(b)
		3,321
Oil & Gas 6.8%
	BP Capital Markets PLC
1,250	1.85%, due 5/5/17	1,250
855	1.39%, due 8/14/18	857	(a)
1,350	Chevron Corp., 1.23%, due 3/2/18	1,352	(a)
530	Exxon Mobil Corp., 1.65%, due 2/28/18	533	(a)
1,655	Shell Int'l Finance BV, 1.35%, due 5/10/17	1,655	(a)
1,195	Total Capital Int'l SA, 1.55%, due 6/28/17	1,196
		6,843
Pharmaceuticals 2.8%
1,220	Express Scripts Holding Co., 1.25%, due 6/2/17	1,220
1,570	GlaxoSmithKline Capital PLC, 1.50%, due 5/8/17	1,570
		2,790
Pipelines 1.1%
1,080	Enterprise Products Operating LLC, Ser. L, 6.30%, due 9/15/17	1,099
Real Estate Investment Trusts 1.0%
959	Simon Property Group L.P., 2.15%, due 9/15/17	960
Retail 1.6%
1,645	Wal-Mart Stores, Inc., 5.52%, due 6/1/17	1,650	(c)

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Telecommunications 3.1%
$1,790	AT&T, Inc., 1.70%, due 6/1/17	$1,790
1,320	Verizon Communications, Inc., 2.87%, due 9/14/18	1,347	(a)
		3,137
	Total Corporate Bonds (Cost $58,927)	58,962
Short-Term Investments 15.2%
U.S. Treasury Obligation 6.9%
7,000	U.S. Treasury Bill, Disc. Notes, 0.12%, due 5/11/17	6,998	(d)
NUMBER OF SHARES
Investment Company 8.3%
8,326,589	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68%	8,327	(e)(f)(g)
	Total Short-Term Investments (Cost $15,325)	15,325
	Total Investments 92.8% (Cost $93,438)	93,464
	Other Assets Less Liabilities 7.2%	7,253	(h)
	Net Assets 100.0%	$100,717

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $10,733,000 or 10.7% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(c)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2017.

(d)  Rate shown was the discount rate at the date of purchase.

(e)  Represents 7-day effective yield as of April 30, 2017.

(f)  All or a portion represents positions held by the Neuberger Berman Cayman Commodity Fund I Ltd. (the "Subsidiary").

(g)  All or a portion of this security is segregated in connection with obligations for futures with a total value of approximately $8,327,000.

(h)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2017, open positions in futures(a) for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
6/12/2017	69 Low Sulphur Gasoil	Long	$(289,835)
6/19/2017	65 Lead	Long	(34,543)
6/19/2017	65 Nickel	Long	(554,588)
6/19/2017	60 Primary Aluminum	Long	(2,673)
6/19/2017	57 Zinc	Long	(277,884)
6/30/2017	62 Sugar 11	Long	(199,473)
7/7/2017	75 Cotton No.2	Long	51,530
7/14/2017	422 Corn	Long	1,374
7/14/2017	144 Hard Red Winter Wheat	Long	(52,817)
7/14/2017	61 Soybean	Long	(236,947)
7/14/2017	119 Soybean Meal	Long	(162,497)
7/14/2017	78 Soybean Oil	Long	(103,407)
7/14/2017	140 Wheat	Long	(47,310)
7/27/2017	66 High Grade Copper	Long	(151,232)
7/27/2017	105 Platinum	Long	(449,510)
7/27/2017	45 Silver	Long	(257,625)
8/29/2017	67 Gold 100 Oz.	Long	137,562
8/31/2017	23 Feeder Cattle	Long	260,135
8/31/2017	51 Live Cattle	Long	48,446
9/14/2017	64 Cocoa	Long	(19,587)
9/19/2017	26 Coffee 'C'	Long	36,893
9/27/2017	85 Natural Gas	Long	43,193
10/13/2017	110 Lean Hogs	Long	28,561
10/31/2017	119 Brent Crude Oil	Long	(78,097)
11/20/2017	115 WTI Crude Oil	Long	(134,730)
11/30/2017	102 RBOB Gasoline	Long	(231,920)
11/30/2017	94 New York Harbor ULSD	Long	(203,605)
6/19/2017	7 Lead	Short	4,554
6/19/2017	4 Primary Aluminum	Short	1,268
6/19/2017	8 Zinc	Short	35,697
Total			$(2,839,067)

(a)  Commodity futures are held by the Subsidiary, a wholly-owned subsidiary of the Fund. See Note A in the Notes to Financial Statements.

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

At April 30, 2017, the notional value of futures was $101,768,891 for long positions and $(1,108,525) for short positions. At April 30, 2017, the Fund had deposited $6,382,729 in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2017, the average notional value of futures for the Fund was $105,500,918 for long positions and $(11,288,814) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Asset-Backed Securities	$—	$19,177	$—	$19,177
Corporate Bonds(a)	—	58,962	—	58,962
Short-Term Investments(a)	—	15,325	—	15,325
Total Investments	$—	$93,464	$—	$93,464

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$649	$—	$—	$649
Liabilities	(3,488)	—	—	(3,488)
Total	$(2,839)	$—	$—	$(2,839)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (Unaudited) April 30, 2017

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 97.7%
	U.S. Treasury Notes
$200	0.63%, due 11/30/17	$200
14,550	0.88%, due 6/15/17 — 9/15/19	14,420	(a)
49,700	1.00%, due 9/15/17 — 3/15/19	49,580	(a)
10,500	1.13%, due 6/15/18	10,495
11,400	1.25%, due 12/15/18	11,404
6,700	1.38%, due 12/15/19	6,698
15,700	1.63%, due 3/15/20	15,783
	Total U.S. Treasury Obligations (Cost $108,681)	108,580
NUMBER OF SHARES
Short-Term Investment 1.8%
Investment Company 1.8%
2,038,995	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.68% (Cost $2,039)	2,039	(b)(c)
	Total Investments 99.5% (Cost $110,720)	110,619
	Other Assets Less Liabilities 0.5%	547	(d)
	Net Assets 100.0%	$111,166

(a)  All or a portion of the security is pledged as collateral for options written for the Fund.

(b)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $2,039,000.

(c)  Represents 7-day effective yield as of April 30, 2017.

(d)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (Unaudited) (cont'd)

Written option contracts ("options written")

At April 30, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Russell 2000 Index, Put	5	$1,370	5/5/2017	$(1,000)
Russell 2000 Index, Put	7	1,385	5/5/2017	(3,045)
Russell 2000 Index, Put	6	1,405	5/5/2017	(7,320)
Russell 2000 Index, Put	10	1,415	5/5/2017	(18,850)
Russell 2000 Index, Put	3	1,350	5/12/2017	(855)
Russell 2000 Index, Put	17	1,360	5/12/2017	(6,630)
Russell 2000 Index, Put	3	1,405	5/12/2017	(5,160)
Russell 2000 Index, Put	6	1,415	5/12/2017	(13,860)
Russell 2000 Index, Put	21	1,350	5/19/2017	(9,870)
Russell 2000 Index, Put	1	1,370	5/19/2017	(790)
Russell 2000 Index, Put	3	1,375	5/19/2017	(2,745)
Russell 2000 Index, Put	5	1,380	5/19/2017	(5,225)
Russell 2000 Index, Put	10	1,375	5/26/2017	(12,100)
Russell 2000 Index, Put	7	1,395	5/26/2017	(13,230)
Russell 2000 Index, Put	6	1,410	5/26/2017	(15,600)
Russell 2000 Index, Put	1	1,415	5/26/2017	(2,885)
Russell 2000 Index, Put	6	1,425	5/26/2017	(21,150)
Russell 2000 Index, Put	3	1,400	6/2/2017	(6,538)
Russell 2000 Index, Put	2	1,410	6/2/2017	(5,670)
S&P 500 Index, Put	36	2,355	5/5/2017	(7,650)
S&P 500 Index, Put	31	2,360	5/5/2017	(8,060)
S&P 500 Index, Put	26	2,365	5/5/2017	(8,450)
S&P 500 Index, Put	1	2,370	5/5/2017	(405)
S&P 500 Index, Put	17	2,340	5/12/2017	(9,435)
S&P 500 Index, Put	23	2,350	5/12/2017	(15,525)
S&P 500 Index, Put	55	2,360	5/12/2017	(45,925)
S&P 500 Index, Put	6	2,335	5/19/2017	(4,470)
S&P 500 Index, Put	38	2,340	5/19/2017	(30,590)
S&P 500 Index, Put	41	2,350	5/19/2017	(39,155)
S&P 500 Index, Put	14	2,355	5/19/2017	(14,630)
S&P 500 Index, Put	18	2,350	5/26/2017	(22,590)
S&P 500 Index, Put	5	2,370	5/26/2017	(8,625)
S&P 500 Index, Put	55	2,385	5/26/2017	(124,025)
S&P 500 Index, Put	21	2,395	5/26/2017	(57,015)
S&P 500 Index, Put	11	2,385	6/2/2017	(29,240)
Total (premium received: $1,406,727)				$(578,313)

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (Unaudited) (cont'd)

Options written for the Fund for the six months ended April 30, 2017 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/2016	138	$415,694
Options Written	2,469	5,581,222
Options Expired	(81)	(121,317)
Options Exercised	(3)	(7,469)
Options Closed	(2,003)	(4,461,403)
Outstanding 4/30/2017	520	$1,406,727

For the six months ended April 30, 2017, the Fund had an average market value of $(529,270) in options written. At April 30, 2017, the Fund had securities pledged in the amount of $17,737,739 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$108,580	$—	$108,580
Short-Term Investment	—	2,039	—	2,039
Total Investments	$—	$110,619	$—	$110,619

As of the six months ended April 30, 2017, no securities were transferred from one level (as of October 31, 2016) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(578)	$—	$—	$(578)
Total	$(578)	$—	$—	$(578)

See Notes to Financial Statements

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted except per share amounts)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$11,289	$5,553	$2,346,399	$25,909
Affiliated issuers	11,671	—	—	—
	22,960	5,553	2,346,399	25,909
Cash	308	—	—	—
Foreign currency*	28	—	—	51
Cash collateral segregated for short sales (Note A)	—	—	431,768	—
Cash collateral segregated for futures contracts (Note A)	117	—	20,386	66
Cash collateral segregated for swap contracts (Note A)	—	—	12,850	573
Dividends and interest receivable	48	9	6,054	342
Receivable for securities sold	209	12	25,983	442
Receivable for variation margin on futures contracts (Note A)	45	—	2,346	33
Receivable for Fund shares sold	—	—	4,358	—
Receivable from broker	—	—	—	3
Receivable from Management—net (Note B)	49	108	—	11
OTC swap contracts, at value (Note A)	—	—	1,205	54
Receivable for forward foreign currency contracts (Note A)	262	—	—	—
Prepaid expenses and other assets	41	4	120	41
Total Assets	24,067	5,686	2,851,469	27,525
Liabilities
Investments sold short, at value** (Note A)	—	—	396,811	—
OTC swap contracts, at value (Note A)	—	—	9,311	118
Dividends and interest payable for short sales and reverse repurchase agreements	—	—	643	4
Payable for reverse repurchase agreements (Note A)	—	—	—	803
Payable to investment manager—net (Notes A & B)	5	1	2,179	17
Option contracts written, at value*** (Note A)	15	22	4,472	—
Due to custodian	—	4	1,430	627
Payable for securities purchased	1,528	2	36,045	313
Payable for Fund shares redeemed	30	—	3,744	—
Payable to administrator—net (Note B)	—	—	430	—
Payable to trustees	2	2	—	2
Payable for organization costs	—	92	—	—
Payable for variation margin on futures contracts (Note A)	—	—	—	—
Payable for forward foreign currency contracts (Note A)	261	—	—	1
Distributions payable	—	—	—	—
Accrued expenses and other payables	195	15	261	83
Total Liabilities	2,036	138	455,326	1,968
Net Assets	$22,031	$5,548	$2,396,143	$25,557

See Notes to Financial Statements

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND[a]	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	April 30, 2017	April 30, 2017	April 30, 2017
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$19,145	$93,464	$110,619
Affiliated issuers	5,204	—	—
	24,349	93,464	110,619
Cash	67	—	2
Foreign currency*	1	—	—
Cash collateral segregated for short sales (Note A)	—	—	—
Cash collateral segregated for futures contracts (Note A)	156	6,383	—
Cash collateral segregated for swap contracts (Note A)	—	—	—
Dividends and interest receivable	84	313	300
Receivable for securities sold	883	852	149
Receivable for variation margin on futures contracts (Note A)	—	—	—
Receivable for Fund shares sold	—	72	757
Receivable from broker	—	—	13
Receivable from Management—net (Note B)	37	33	11
OTC swap contracts, at value (Note A)	—	—	—
Receivable for forward foreign currency contracts (Note A)	243	—	—
Prepaid expenses and other assets	41	30	59
Total Assets	25,861	101,147	111,910
Liabilities
Investments sold short, at value** (Note A)	—	—	—
OTC swap contracts, at value (Note A)	—	—	—
Dividends and interest payable for short sales and reverse repurchase agreements	—	—	—
Payable for reverse repurchase agreements (Note A)	—	—	—
Payable to investment manager—net (Notes A & B)	6	61	39
Option contracts written, at value*** (Note A)	11	—	578
Due to custodian	—	—	—
Payable for securities purchased	3,180	25	3
Payable for Fund shares redeemed	23	42	13
Payable to administrator—net (Note B)	—	—	—
Payable to trustees	1	2	5
Payable for organization costs	—	—	—
Payable for variation margin on futures contracts (Note A)	12	164	—
Payable for forward foreign currency contracts (Note A)	242	—	—
Distributions payable	10	—	—
Accrued expenses and other payables	145	136	106
Total Liabilities	3,630	430	744
Net Assets	$22,231	$100,717	$111,166

Statements of Assets and Liabilities (Unaudited) (cont'd)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	April 30, 2017	April 30, 2017	April 30, 2017	April 30, 2017
Net Assets consist of:
Paid-in capital	$20,910	$5,535	$2,126,898	$26,520
Undistributed net investment income (loss)	110	1	(7,401)	—
Distributions in excess of net investment income	—	—	—	(13)
Accumulated net realized gains (losses) on investments	(79)	5	(91,369)	(1,225)
Net unrealized appreciation (depreciation) in value of investments	1,090	7	368,015	275
Net Assets	$22,031	$5,548	$2,396,143	$25,557
Net Assets
Institutional Class	$14,383	$3,543	$2,148,235	$15,028
Class A	3,740	25	145,346	3,095
Class C	3,908	25	102,562	989
Class R6	—	1,955	—	6,445
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,279	141	156,957	1,561
Class A	335	1	10,789	322
Class C	359	1	7,911	103
Class R6	—	78	—	669
Net Asset Value, offering and redemption price per share
Institutional Class	$11.25	$25.06	$13.69	$9.63
Class R6	—	25.06	—	9.63
Net Asset Value and redemption price per share
Class A	$11.17	$25.06	$13.47	$9.62
Offering Price per share
Class A‡	$11.85	$26.59	$14.29	$10.05
Net Asset Value and offering price per share
Class C^	$10.86	$25.05	$12.96	$9.62
*Cost of Investments:
Unaffiliated issuers	$10,564	$5,557	$1,955,668	$25,678
Affiliated issuers	11,321	—	—	—
Total cost of investments	$21,885	$5,557	$1,955,668	$25,678
Total cost of foreign currency	$28	$—	$—	$41
**Proceeds from investments sold short	$—	$—	$383,955	$—
***Premium received from option contracts written	$21	$33	$3,941	$2

a  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND[a]	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	April 30, 2017	April 30, 2017	April 30, 2017
Net Assets consist of:
Paid-in capital	$22,175	$100,935	$107,056
Undistributed net investment income (loss)	—	(304)	27
Distributions in excess of net investment income	(32)	—	—
Accumulated net realized gains (losses) on investments	(595)	2,899	3,355
Net unrealized appreciation (depreciation) in value of investments	683	(2,813)	728
Net Assets	$22,231	$100,717	$111,166
Net Assets
Institutional Class	$16,964	$61,990	$97,259
Class A	587	38,692	2,197
Class C	708	35	171
Class R6	3,972	—	11,539
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,719	10,304	8,964
Class A	60	6,543	203
Class C	72	6	16
Class R6	403	—	1,062
Net Asset Value, offering and redemption price per share
Institutional Class	$9.87	$6.02	$10.85
Class R6	9.87	—	10.86
Net Asset Value and redemption price per share
Class A	$9.87	$5.91	$10.84
Offering Price per share
Class A‡	$10.31	$6.27	$11.50
Net Asset Value and offering price per share
Class C^	$9.87	$5.66	$10.80
*Cost of Investments:
Unaffiliated issuers	$18,561	$93,438	$110,720
Affiliated issuers	5,117	—	—
Total cost of investments	$23,678	$93,438	$110,720
Total cost of foreign currency	$1	$—	$—
**Proceeds from investments sold short	$—	$—	$—
***Premium received from option contracts written	$19	$—	$1,407

Statements of Operations (Unaudited)

Neuberger Berman Alternative Funds

(000's omitted)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	For the Six Months Ended April 30, 2017	Period from April 12, 2017 (Commencement of Operations) to April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$62	$—	$16,039	$26
Dividend income-affiliated issuers (Note F)	141	—	—	—
Interest income-unaffiliated issuers	32	3	8,085	751
Foreign taxes withheld (Note A)	(3)	—	(227)	—
Total income	$232	$3	$23,897	$777
Expenses:
Investment management fees (Note B)	62	1	13,038	121
Administration fees (Note B)	6	—	700	9
Administration fees (Note B):
Institutional Class	5	1	923	9
Class A	5	—	175	2
Class C	4	—	108	1
Class R6	—	—	—	1
Distribution fees (Note B):
Class A	7	—	218	3
Class C	21	—	542	5
Shareholder servicing agent fees:
Institutional Class	—	—	112	—
Class A	1	—	6	—
Class C	1	—	2	—
Organization expense (Note A)	—	92	—	—
Subsidiary Administration Fees	—	—	—	—
Audit fees	35	2	17	29
Custodian and accounting fees	176	5	258	39
Insurance expense	—	—	48	1
Legal fees	49	5	46	48
Registration and filing fees	31	1	103	22
Shareholder reports	2	—	110	—
Trustees' fees and expenses	22	2	24	22
Dividend and interest expense on securities sold short and reverse repurchase agreements (Note A)	9	—	5,679	9
Interest expense	—	—	1	1
Miscellaneous	20	1	66	1
Total expenses	456	110	22,176	323

See Notes to Financial Statements

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND[a]	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$158	$—	$—
Dividend income-affiliated issuers (Note F)	169	—	—
Interest income-unaffiliated issuers	40	491	316
Foreign taxes withheld (Note A)	(3)	—	—
Total income	$364	$491	$316
Expenses:
Investment management fees (Note B)	43	344	137
Administration fees (Note B)	6	28	18
Administration fees (Note B):
Institutional Class	6	26	24
Class A	1	36	1
Class C	1	—	—
Class R6	—	—	1
Distribution fees (Note B):
Class A	1	45	2
Class C	3	1	1
Shareholder servicing agent fees:
Institutional Class	—	—	—
Class A	—	4	—
Class C	—	1	—
Organization expense (Note A)	—	—	—
Subsidiary Administration Fees	—	25	—
Audit fees	32	40	20
Custodian and accounting fees	132	37	56
Insurance expense	—	1	—
Legal fees	46	57	57
Registration and filing fees	12	29	53
Shareholder reports	—	7	5
Trustees' fees and expenses	22	22	21
Dividend and interest expense on securities sold short and reverse repurchase agreements (Note A)	—	—	—
Interest expense	—	1	—
Miscellaneous	2	22	1
Total expenses	307	726	397

Statements of Operations (Unaudited) (cont'd)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	For the Six Months Ended April 30, 2017	Period from April 12, 2017 (Commencement of Operations) to April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017
Expenses reimbursed by Management (Note B)	$(329)	$(108)	$—	$(124)
Investment management fees waived (Note A)	(34)	—	—	—
Custodian out-of-pocket expenses refunded (Note G)	—	—	(5)	—
Total net expenses	93	2	22,171	199
Net investment income (loss)	$139	$1	$1,726	$578
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	300	—	71,579	181
Sales of investment securities of affiliated issuers	143	—	—	—
Sales of investment securities of unaffiliated issuers sold short	(134)	—	(17,644)	—
Forward foreign currency contracts	(13)	—	—	13
Foreign currency	(1)	—	2	(2)
Futures contracts	(19)	—	(41,217)	(10)
Option contracts and swaptions written	43	5	3,490	7
Swap contracts	—	—	(8,965)	(83)
Net increase from payments by affiliates (Note B)	—	—	37	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	576	(4)	185,823	219
Affiliated investment securities	449	—	—	—
Unaffiliated investment securities sold short	(51)	—	(7,430)	—
Forward foreign currency contracts	26	—	—	(8)
Foreign currency	—	—	—	1
Futures contracts	20	—	(14,410)	(38)
Option contracts and swaptions written	3	11	(2,438)	2
Swap contracts	—	—	(2,892)	3
Net gain (loss) on investments	1,342	12	165,935	285
Net increase (decrease) in net assets resulting from operations	$1,481	$13	$167,661	$863

a  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND[a]	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017	For the Six Months Ended April 30, 2017
Expenses reimbursed by Management (Note B)	$(240)	$(149)	$(198)
Investment management fees waived (Note A)	(19)	(50)	—
Custodian out-of-pocket expenses refunded (Note G)	—	—	—
Total net expenses	48	527	199
Net investment income (loss)	$316	$(36)	$117
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(53)	25	—
Sales of investment securities of affiliated issuers	(11)	—	—
Sales of investment securities of unaffiliated issuers sold short	—	—	—
Forward foreign currency contracts	(20)	—	—
Foreign currency	—	—	—
Futures contracts	(29)	2,972	—
Option contracts and swaptions written	49	—	3,297
Swap contracts	—	—	—
Net increase from payments by affiliates (Note B)	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	541	(27)	(84)
Affiliated investment securities	64	—	—
Unaffiliated investment securities sold short	—	—	—
Forward foreign currency contracts	23	—	—
Foreign currency	—	—	—
Futures contracts	21	(3,504)	—
Option contracts and swaptions written	5	—	887
Swap contracts	—	—	—
Net gain (loss) on investments	590	(534)	4,100
Net increase (decrease) in net assets resulting from operations	$906	$(570)	$4,217

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	GLOBAL ALLOCATION FUND		HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period from April 12, 2017 (Commencement of Operations) to April 30, 2017 (Unaudited)	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$139	$125	$1	$1,726	$(8,766)
Net realized gain (loss) on investments (Note A)	319	(149)	5	7,245	(94,760)
Net increase from payments by affiliates (Note B)	—	—	—	37	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	1,023	35	7	158,653	80,504
Net increase (decrease) in net assets resulting from operations	1,481	11	13	167,661	(23,022)
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(44)	—	—	—	(361)
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class R6	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	(16)	—	—	—
Class A	—	(14)	—	—	—
Class C	—	(13)	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class R6	—	—	—	—	—
Total distributions to shareholders	(44)	(43)	—	—	(361)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	5,302	3,603	3,535	344,801	858,721
Class A	1,038	1,982	25	32,811	45,394
Class C	126	826	25	5,112	9,572
Class R6	—	—	1,950	—	—

See Notes to Financial Statements

	LONG SHORT CREDIT FUND		MULTI-ASSET INCOME FUND		RISK BALANCED COMMODITY STRATEGY FUND[a]
	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$578	$486	$316	$518	$(36)	$(463)
Net realized gain (loss) on investments (Note A)	106	(926)	(64)	(383)	2,997	(1,428)
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	179	432	654	778	(3,531)	201
Net increase (decrease) in net assets resulting from operations	863	(8)	906	913	(570)	(1,690)
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(347)	(499)	(263)	(344)	—	—
Class A	(44)	(21)	(10)	(14)	—	—
Class C	(14)	(11)	(8)	(10)	—	—
Class R6	(123)	(102)	(73)	(122)	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	(104)	—	—
Class A	—	—	—	(5)	—	—
Class C	—	—	—	(4)	—	—
Class R6	—	—	—	(36)	—	—
Total distributions to shareholders	(528)	(633)	(354)	(639)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	4,138	7,628	4,308	1,594	24,272	27,038
Class A	2,133	135	9	122	11,846	16,243
Class C	—	25	59	206	—	135
Class R6	210	1,353	—	—	—	—

Statements of Changes in Net Assets (cont'd)

	GLOBAL ALLOCATION FUND		HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND
	Six Months Ended April 30, 2017	Year Ended October 31, 2016 (Unaudited)	Period from April 12, 2017 (Commencement of Operations) to April 30, 2017	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016 (Unaudited)
Proceeds from reinvestment of dividends and distributions:
Institutional Class	$44	$16	$—	$—	$185
Class A	—	14	—	—	—
Class C	—	12	—	—	—
Class R6	—	—	—	—	—
Payments for shares redeemed:
Institutional Class	(1,872)	(2,526)	—	(419,668)	(1,488,015)
Class A	(3,598)	(4,077)	—	(105,993)	(196,288)
Class C	(1,197)	(2,625)	—	(27,058)	(79,785)
Class R6	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(157)	(2,775)	5,535	(169,995)	(850,216)
Net Increase (Decrease) in Net Assets	1,280	(2,807)	5,548	(2,334)	(873,599)
Net Assets:
Beginning of period	20,751	23,558	—	2,398,477	3,272,076
End of period	$22,031	$20,751	$5,548	$2,396,143	$2,398,477
Undistributed net investment income (loss) at end of period	$110	$15	$1	$(7,401)	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$(9,127)

a  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

	LONG SHORT CREDIT FUND		MULTI-ASSET INCOME FUND		RISK BALANCED COMMODITY STRATEGY FUND[a]
	Six Months Ended April 30, 2017	Year Ended October 31, 2016 (Unaudited)	Six Months Ended April 30, 2017	Year Ended October 31, 2016 (Unaudited)	Six Months Ended April 30, 2017	Year Ended October 31, 2016 (Unaudited)
Proceeds from reinvestment of dividends and distributions:
Institutional Class	$347	$399	$263	$306	$—	$—
Class A	27	7	1	5	—	—
Class C	—	3	2	4	—	—
Class R6	27	29	—	44	—	—
Payments for shares redeemed:
Institutional Class	(12,031)	(7,971)	(426)	(279)	(10,934)	(9,690)
Class A	(92)	(423)	(2)	(51)	(6,215)	(17,175)
Class C	—	(33)	(12)	(47)	(50)	(2,899)
Class R6	—	(14)	—	(32)	—	—
Net increase (decrease) from Fund share transactions	(5,241)	1,138	4,202	1,872	18,919	13,652
Net Increase (Decrease) in Net Assets	(4,906)	497	4,754	2,146	18,349	11,962
Net Assets:
Beginning of period	30,463	29,966	17,477	15,331	82,368	70,406
End of period	$25,557	$30,463	$22,231	$17,477	$100,717	$82,368
Undistributed net investment income (loss) at end of period	$—	$—	$—	$6	$(304)	$(268)
Distributions in excess of net investment income at end of period	$(13)	$(63)	$(32)	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	Six Months Ended April 30, 2017 (Unaudited)	Period from September 16, 2016 (Commencement of Operations) to October 31, 2016
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$117	$6
Net realized gain (loss) on investments	3,297	161
Change in net unrealized appreciation (depreciation) of investments	803	(75)
Net increase (decrease) in net assets resulting from operations	4,217	92
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(84)	—
Class R6	(14)	—
Net realized gain on investments:
Institutional Class	(87)	—
Class A	(2)	—
Class R6	(14)	—
Total distributions to shareholders	(201)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	81,424	21,148
Class A	1,888	422
Class C	59	102
Class R6	10,407	4,770
Proceeds from reinvestment of dividends and distributions:
Institutional Class	170	—
Class A	2	—
Class R6	24	—
Payments for shares redeemed:
Institutional Class	(9,062)	—
Class A	(198)	—
Class R6	(4,098)	—
Net increase (decrease) from Fund share transactions	80,616	26,442
Net Increase (Decrease) in Net Assets	84,632	26,534
Net Assets:
Beginning of period	26,534	—
End of period	$111,166	$26,534
Undistributed net investment income (loss) at end of period	$27	$8

See Notes to Financial Statements

Notes to Financial Statements Alternative Fundsß (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Hedged Option Premium Strategy Fund ("Hedged Option Premium Strategy"), Neuberger Berman Long Short Fund ("Long Short"), Neuberger Berman Long Short Credit Fund ("Long Short Credit"), Neuberger Berman Multi-Asset Income Fund ("Multi-Asset Income"), Neuberger Berman Risk Balanced Commodity Strategy Fund ("Risk Balanced Commodity Strategy") and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy"), (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Global Allocation, Long Short and Risk Balanced Commodity Strategy became diversified in December 2013, December 2014 and August 2015, respectively). Hedged Option Premium Strategy, Long Short Credit, Multi-Asset Income and U.S. Equity Index PutWrite Strategy are each diversified. U.S. Equity Index PutWrite Strategy had no operations until September 16, 2016, other than matters relating to its organization and its registration of shares under the 1933 Act. Hedged Option Premium Strategy had no operations until April 12, 2017, other than matters relating to its organization and its registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Hedged Option Premium Strategy, Long Short Credit, Multi-Asset Income and U.S. Equity Index PutWrite Strategy also offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Risk Balanced Commodity Strategy invests in commodity-related instruments through Neuberger Berman Cayman Commodity Fund I Ltd. (the "Subsidiary"), which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the Subsidiary with the intent that Risk Balanced Commodity Strategy will remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of April 30, 2017, the value of Risk Balanced Commodity Strategy's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$13,188,959	13.1%

ß Consolidated Notes to Financial Statements for Risk Balanced Commodity Strategy

The Consolidated Financial Statements include all investments and other accounts of the Subsidiary as if held directly by Risk Balanced Commodity Strategy. A summary of the Subsidiary's financial information is presented below:

Subsidiary Financial Statement Information (000's omitted)	Amount
Total Assets	$13,441
Total Liabilities	252
Net Assets	13,189
Net investment income (loss)	(84)
Net realized gain (loss)	2,972
Change in net unrealized appreciation\(depreciation)	(3,504)
Net increase (decrease) in net assets resulting from operations	(616)

2  Consolidation: The accompanying financial statements of Risk Balanced Commodity Strategy present the consolidated accounts of Risk Balanced Commodity Strategy and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, convertible preferred stocks, exchange-traded funds, preferred stock, master limited partnerships, exchange-traded options purchased and options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities for long and short positions is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translation: The accounting records of the Funds and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Hedged Option Premium Strategy, to continue to, and the intention of Hedged Option Premium Strategy to, qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2017, the Funds did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Risk Balanced Commodity Strategy will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing Risk Balanced Commodity Strategy's taxable income in the current period and also disregarded for all future periods.

As of April 30, 2017, selected Fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Appreciation/ (Depreciation)
Global Allocation	$21,948	$1,261	$249	$1,012
Hedged Option Premium Strategy	5,557	—	4	(4)
Long Short	1,972,622	438,265	64,488	373,777
Long Short Credit	25,702	433	226	207
Multi-Asset Income	23,648	1,008	307	701
Risk Balanced Commodity Strategy	93,438	65	39	26
U.S. Equity Index PutWrite Strategy	110,720	29	130	(101)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains or written-off, current and prior year partnership basis adjustments, net operating losses, return of capital distributions, non-taxable distributions from real estate investment trusts ("REITs") and other underlying investments, paydown losses on mortgage backed and asset backed securities, Subsidiary income and gain (loss), gains and losses on swap contracts and futures, foreign currency gains and losses, tax adjustments related to short sales gains and losses from forwards, gains and losses from passive foreign investment companies ("PFICs"), non-deductible stock issuance fees, affiliated capital gain reclass to ordinary income, distributions in excess and re-designated, deemed distributions on shareholder redemptions and deflation adjustments on U.S. Treasury inflation-indexed bonds ("TIPs"). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2016, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Global Allocation	$(50,363)	$139,647	$(89,284)
Long Short	(5,998,740)	6,400,392	(401,652)
Long Short Credit	(1,049)	105,143	(104,094)
Multi-Asset Income	(206)	(15,419)	15,625
Risk Balanced Commodity Strategy	(2,093,593)	760,448	1,333,145
U.S. Equity Index PutWrite Strategy	(1,681)	1,681	—

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

	Distributions Paid From:
	Ordinary Income				Tax-Exempt Income				Long-Term Capital Gain				Return of Capital				Total
	2016		2015		2016		2015		2016		2015		2016		2015		2016		2015
Global Allocation	$—		$624,099		$—		$—		$43,247		$64		$—		$—		$43,247		$624,163
Long Short	361,261		4,409,898		—		—		—		12,784,739		—		—		361,261		17,194,637
Long Short Credit	633,046		112,839	(a)	—		—	(a)	—		—	(a)	—		—	(a)	633,046		112,839	(a)
Multi-Asset Income	489,748		367,993	(b)	—		—	(b)	—		—	(b)	149,478		—	(b)	639,226		367,993	(b)
Risk Balanced Commodity Strategy	—		5,572		—		—		—		1,857		—		—		—		7,429
U.S. Equity Index PutWrite Strategy	—	(c)	—		—	(c)	—		—	(c)	—		—	(c)	—		—	(c)	—

(a)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

(b)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(c)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Global Allocation	$—	$—	$(7,524)	$(265,750)	$(42,213)	$(315,487)
Long Short	—	—	185,956,312	(84,394,384)	21,714	101,583,642
Long Short Credit	—	—	(11,093)	(1,266,289)	(20,636)	(1,298,018)
Multi-Asset Income	—	—	85,667	(560,863)	(20,586)	(495,782)
Risk Balanced Commodity Strategy	—	—	53,071	(366,023)	664,890	351,938
U.S. Equity IndexPutWrite Strategy	53,798	61,369	(16,945)	—	(5,170)	93,052

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales; timing differences of distribution payments, swaps, futures contracts and forward contracts; adjustments related to post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, mark-to-market adjustments on option contracts and tax adjustments related to REITs, TIPs, PFICs, short sales, partnerships, futures, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Global Allocation	$—	$265,750
Long Short	14,737,120	55,591,523
Long Short Credit	89,293	1,176,996
Multi-Asset Income	85,276	475,587
Risk Balanced Commodity Strategy	89,554	8,790

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2016, Long Short and Risk Balanced Commodity Strategy elected to defer the following late-year ordinary losses:

Late-Year Ordinary Loss Deferral
Long Short	$14,065,741
Risk Balanced Commodity Strategy	267,679

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2017, there were no outstanding balances of accrued capital gains taxes for any Fund.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for Global Allocation, Long Short and Risk Balanced Commodity Strategy, monthly for Multi-Asset Income and quarterly for Hedged Option Premium Strategy, Long Short Credit (monthly prior to October 1, 2016) and U.S. Equity Index PutWrite Strategy. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of each of Global Allocation, Long Short and Multi-Asset Income to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At April 30, 2017, Long Short and Multi-Asset Income estimated these amounts for the period January 1, 2017 to April 30, 2017 within the financial statements because the 2017 information is not available from the REITs until after each Fund's fiscal period. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2016, the character of distributions paid to shareholders of Global Allocation,

Long Short and Multi-Asset Income disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Dollar rolls: The Funds may enter into dollar roll transactions. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

12  Reverse repurchase agreements: In a reverse repurchase agreement, a Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security.

13  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred during the six months ended April 30, 2017, are included in the "Dividend and interest expense on securities sold short and reverse repurchase agreements" on the Statements of Operations and are as follows:

Global Allocation	$2,518
Long Short	$(63,743)

At April 30, 2017, Long Short had pledged cash in the amount of $431,767,534 to State Street to cover collateral requirements for borrowing in connection with securities sold short, respectively.

14  Security lending: Each Fund using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees disclosed within the Statements of Operations under the caption, "Income from securities loaned-net" are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended April 30, 2017, Global Allocation received net income under the securities lending arrangement of $56. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales.

As of April 30, 2017, Global Allocation had no outstanding loans of securities.

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-17 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

16  Derivative instruments: Certain of the Funds' use of derivatives during the six months ended April 30, 2017, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2017. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended April 30, 2017, Global Allocation used futures in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the six months ended April 30, 2017, Long Short used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund. During the six months ended April 30, 2017, Long Short Credit used futures in an effort to manage or adjust the risk profile of the Fund or the risk of individual positions, to adjust the duration of the Fund's portfolio, to hedge risk and to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the six months ended April 30, 2017, Multi-Asset Income used futures in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Multi-Asset Income also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the six months ended April 30, 2017, Risk Balanced Commodity Strategy used futures (through investments in the Subsidiary) to provide investment exposure to individual commodities, as well as in an effort to manage and/or adjust the risk profile of the Fund.

At the time a Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, a Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

Forward foreign currency contracts: During the six months ended April 30, 2017, Global Allocation used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies. During the six months ended April 30, 2017, Long Short Credit used forward contracts to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the six months ended April 30, 2017, Multi-Asset Income used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the six months ended April 30, 2017, Long Short Credit used credit default swaps to replace more traditional direct investments, to establish net short or long positions for individual markets, currencies or securities and to hedge risk. When a Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Equity swap contracts: During the six months ended April 30, 2017, Long Short Credit used equity swap contracts ("equity swaps") to replace more traditional direct investments and to hedge risk.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Total return basket swap contracts: During the six months ended April 30, 2017, Long Short used total return basket swaps to increase returns, reduce risks and for hedging purposes. During the six months ended April 30, 2017, Long Short Credit used total return basket swaps to replace more traditional direct investments and to hedge risk. Certain Funds may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association (ISDA) agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on swap contracts in the Statements of Operations.

Total return swap contracts: During the six months ended April 30, 2017, Long Short used total return swaps to increase returns, reduce risks and for hedging purposes. During the six months ended April 30, 2017, Long Short Credit used total return swaps to replace more traditional direct investments and to hedge risk. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Options: During the six months ended April 30, 2017, Global Allocation used options written to enhance returns, manage or adjust the risk profile of the Fund or the risk of individual positions, replace more traditional direct investments and obtain exposure to certain markets. During the period ended April 30, 2017, Hedged Option Premium Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance income and gain exposure more efficiently than through a direct purchase of the underlying security. During the period ended April 30, 2017, Hedged Option Premium Strategy used options purchased primarily to hedge exposures to securities, markets, sectors or geographical areas while attempting to limit risk. During the six months ended April 30, 2017, Long Short used options written to generate incremental returns. During the six months ended April 30, 2017, Long Short Credit used options purchased (including options on futures) either for either for hedging purposes or to generate incremental returns. During the six months ended April 30, 2017, Long Short Credit used options written (including swaptions and options on futures) to establish net short or long positions for individual markets, currencies or securities, hedge risk and alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the six months ended April 30, 2017, Multi-Asset Income used options written primarily to seek to enhance yield. During the six months ended April 30, 2017, U.S. Equity Index PutWrite Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance income and gain exposure more efficiently than through a direct purchase of the underlying security.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that a Fund has written expires unexercised, a Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

A Fund may write or purchase options on exchange-traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

At April 30, 2017, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives (000's omitted)
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk		Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Receivable/Payable for variation margin on futures contracts(a)	$9	$1		$11	$—	$—	$21
Forward contracts	Receivable for forward foreign currency contracts	—	262		—	—	—	262
Total Value—Assets		$9	$263		$11	$—	$—	$283
Hedged Option Premium Strategy
Options purchased	Investments in securities, at value	$—	$—		$1	$—	$—	$1
Total Value—Assets		$—	$—		$1	$—	$—	$1
Long Short
Futures	Receivable/Payable for variation margin on futures contracts(a)	$—	$—		$20	$—	$—	$20
OTC swaps	OTC swap contracts, at value(b)	—	—		1,205	—	—	1,205
Options purchased	Investments in securities, at value	—	—		591	—	—	591
Total Value—Assets		$—	$—		$1,816	$—	$—	$1,816
Long Short Credit
Futures	Receivable/Payable for variation margin on futures contracts(a)	$1	$—		$16	$—	$—	$17
Forward contracts	Receivable for forward foreign currency contracts	—	0	(c)	—	—	—	0	(c)
OTC swaps	OTC swap contracts, at value(b)	—	—		51	3	—	54
Total Value—Assets		$1	$0		$67	$3	$—	$71

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Receivable/Payable for variation margin on futures contracts(a)	$6	$4	$14	$—	$—	$24
Forward contracts	Receivable for forward foreign currency contracts	—	243	—	—	—	243
Total Value—Assets		$6	$247	$14	$—	$—	$267
Risk Balanced Commodity Strategy
Futures	Receivable/Payable for variation margin on futures contracts(a)	$—	$—	$—	$—	$649	$649
Total Value—Assets		$—	$—	$—	$—	$649	$649
U.S. Equity Index PutWrite Strategy
Options purchased	Investments in securities, at value	$—	$—	$—	$—	$—	$—
Total Value—Assets		$—	$—	$—	$—	$—	$—
Liability Derivatives (000's omitted)
Global Allocation
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(8)	$(2)	$(2)	$—	$—	$(12)
Forward contracts	Payable for forward foreign currency contracts	—	(261)	—	—	—	(261)
Options written	Option contracts written, at value	—	—	(15)	—	—	(15)
Total Value—Liabilities		$(8)	$(263)	$(17)	$—	$—	$(288)
Hedged Option Premium Strategy
Options written	Option contracts written, at value	$—	$—	$(22)	$—	$—	$(22)
Total Value—Liabilities		$—	$—	$(22)	$—	$—	$(22)
Long Short
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(546)	$—	$(698)	$—	$—	$(1,244)
OTC swaps	OTC swap contracts, at value(b)	—	—	(9,311)	—	—	(9,311)
Options written	Option contracts written, at value	—	—	(4,472)	—	—	(4,472)
Total Value—Liabilities		$(546)	$—	$(14,481)	$—	$—	$(15,027)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short Credit
Forward contracts	Payable for forward foreign currency contracts	$—	$(1)	$—	$—	$—	$(1)
OTC swaps	OTC swap contracts, at value(b)	—	—	(9)	(109)	—	(118)
Total Value—Liabilities		$—	$(1)	$(9)	$(109)	$—	$(119)
Multi-Asset Income
Futures	Receivable/Payable for variation margin on futures contracts(a)	$(13)	$(7)	$(2)	$—	$—	$(22)
Forward contracts	Payable for forward foreign currency contracts	—	(242)	—	—	—	(242)
Options written	Option contracts written, at value	—	—	(11)	—	—	(11)
Total Value—Liabilities		$(13)	$(249)	$(13)	$—	$—	$(275)
Risk Balanced Commodity Strategy
Futures	Receivable/Payable for variation margin on futures contracts(a)	$—	$—	$—	$—	$(3,488)	$(3,488)
Total Value—Liabilities		$—	$—	$—	$—	$(3,488)	$(3,488)
U.S. Equity Index PutWrite Strategy
Options written	Option contracts written, at value	$—	$—	$(578)	$—	$—	$(578)
Total Value—Liabilities		$—	$—	$(578)	$—	$—	$(578)

(a)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures contracts as of April 30, 2017, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The current day's variation margin as of April 30, 2017, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(b)  "OTC swaps" reflects the cumulative unrealized appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of April 30, 2017 which is reflected in the Statements of Assets and Liabilities under the caption "OTC swap contracts, at value."

(c)  Amount less than one thousand.

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2017, was as follows:

Realized Gain (Loss) (000's omitted)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk		Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Net realized gain (loss) on: futures contracts	$(10)	$(23)	$14		$—	$—	$(19)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	(13)	—		—	—	(13)
Options written	Net realized gain (loss) on: option contracts and swaptions written	—	—	43		—	—	43
Total Realized Gain (Loss)		$(10)	$(36)	$57		$—	$—	$11
Hedged Option Premium Strategy
Options purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	$—	$—	$(0	)(a)	$—	$—	$(0	)(a)
Options written	Net realized gain (loss) on: option contracts and swaptions written	—	—	5		—	—	5
Total Realized Gain (Loss)		$—	$—	$5		$—	$—	$5
Long Short
Futures	Net realized gain (loss) on: futures contracts	$1,270	$—	$(42,487)		$—	$—	$(41,217)
Options purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(1,908)		—	—	(1,908)
Options written	Net realized gain (loss) on: option contracts and swaptions written	—	—	3,490		—	—	3,490
Swaps	Net realized gain (loss) on: swap contracts	—	—	(8,965)		—	—	(8,965)
Total Realized Gain (Loss)		$1,270	$—	$(49,870)		$—	$—	$(48,600)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short Credit
Futures	Net realized gain (loss) on: futures contracts	$(12)	$—	$2	$—	$—	$(10)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	13	—	—	—	13
Swaps	Net realized gain (loss) on: swap contracts	—	—	(44)	(39)	—	(83)
Options purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(11)	—	—	(11)
Options and swaptions written	Net realized gain (loss) on: option contracts and swaptions written	5	—	2	—	—	7
Total Realized Gain (Loss)		$(7)	$13	$(51)	$(39)	$—	$(84)
Multi-Asset Income
Futures	Net realized gain (loss) on: futures contracts	$(16)	$—	$(13)	$—	$—	$(29)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	(20)	—	—	—	(20)
Options written	Net realized gain (loss) on: option contracts and swaptions written	—	—	49	—	—	49
Total Realized Gain (Loss)		$(16)	$(20)	$36	$—	$—	$0 (a)
Risk Balanced Commodity Strategy
Futures	Net realized gain (loss) on: futures contracts	$—	$—	$—	$—	$2,972	$2,972
Total Realized Gain (Loss)		$—	$—	$—	$—	$2,972	$2,972
U.S. Equity Index PutWrite Strategy
Options written	Net realized gain (loss) on: option contracts and swaptions written	$—	$—	$3,297	$—	$—	$3,297
Total Realized Gain (Loss)		$—	$—	$3,297	$—	$—	$3,297

(a)  Amount less than one thousand.

Change in Appreciation/(Depreciation) (000's omitted)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$16	$(5)	$9	$—	$—	$20
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	26	—	—	—	26
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts and swaptions written	—	—	3	—	—	3
Total Change in Appreciation/ (Depreciation)		$16	$21	$12	$—	$—	$49
Hedged Option Premium Strategy
Options purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	$—	$—	$(2)	$—	$—	$(2)
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts and swaptions written	—	—	11	—	—	11
Total Change in Appreciation/ (Depreciation)		$—	$—	$9	$—	$—	$9

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$(699)	$—	$(13,711)	$—	$—	(14,410)
Options purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	1,528	—	—	1,528
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts and swaptions written	—	—	(2,438)	—	—	(2,438)
Swaps	Change in net unrealized appreciation (depreciation) in value of: swap contracts	—	—	(2,892)	—	—	(2,892)
Total Change in Appreciation/ (Depreciation)		$(699)	$—	$(17,513)	$—	$—	$(18,212)
Long Short Credit
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$(54)	$—	$16	$—	$—	$(38)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	(8)	—	—	—	(8)
Swaps	Change in net unrealized appreciation (depreciation) in value of: swap contracts	—	—	24	(21)	—	3
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts and swaptions written	—	—	2	—	—	2
Total Change in Appreciation/ (Depreciation)		$(54)	$(8)	$42	$(21)	$—	$(41)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$15	$(4)	$10	$—	$—	$21
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	23	—	—	—	23
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts and swaptions written	—	—	5	—	—	5
Total Change in Appreciation/ (Depreciation)		$15	$19	$15	$—	$—	$49
Risk Balanced Commodity Strategy
Futures	Change in net unrealized appreciation (depreciation) in value of: futures contracts	$—	$—	$—	$—	$(3,504)	$(3,504)
Total Change in Appreciation/ (Depreciation)		$—	$—	$—	$—	$(3,504)	$(3,504)
U.S. Equity Index PutWrite Strategy
Options written	Change in net unrealized appreciation (depreciation) in value of: option contracts and swaptions written	$—	$—	$887	$—	$—	$887
Total Change in Appreciation/ (Depreciation)		$—	$—	$887	$—	$—	$887

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Funds adopted the provisions of Accounting Standards Update ("ASU") 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to the Funds, except Hedged Option Premium Strategy, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy, at April 30, 2017. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of April 30, 2017.

Description (000's omitted)	Gross Amounts of Recognized Assets		Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$262		$—	$262
Total	$262		$—	$262
Long Short
Swap contracts	$1,205		$—	$1,205
Total	$1,205		$—	$1,205
Long Short Credit
OTC swaps	$54		$—	$54
Forward contracts	0	(d)	—	0	(d)
Total	$54		$—	$54
Multi-Asset Income
Forward contracts	$243		$—	$243
Total	$243		$—	$243

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Global Allocation
Goldman Sachs International	$56	$(30)	$—	$26
Royal Bank of Canada	111	(84)	—	27
Societe Generale	57	(55)	—	2
State Street Bank and Trust Company	38	(38)	—	—
Total	$262	$(207)	$—	$55
Long Short
Citibank N.A.	$1,205	$(1,205)	$—	$—
Total	$1,205	$(1,205)	$—	$—
Long Short Credit
BNP Paribas SA	$3	$(3)	$—	$—
Goldman Sachs International	51	(51)	—	$—
Total	$54	(54)	$—	$—
Multi-Asset Income
Goldman Sachs International	$49	$(33)	$—	$16
Royal Bank of Canada	104	(76)	—	28
Societe Generale	48	(46)	—	2
State Street Bank and Trust Company	42	(42)	—	—
Total	$243	$(197)	$—	$46

Description (000's omitted)	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$(261)	$—	$(261)
Total	$(261)	$—	$(261)
Long Short
OTC swaps	$(9,311)	$—	$(9,311)
Total	$(9,311)	$—	$(9,311)
Long Short Credit
OTC swaps	(118)	—	(118)
Forward contracts	(1)	—	(1)
Total	$(119)	$—	$(119)
Multi-Asset Income
Forward contracts	$(242)	$—	$(242)
Total	$(242)	$—	$(242)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Global Allocation
Goldman Sachs International	$(30)	$30	$—	$—
Royal Bank of Canada	(84)	84	—	—
Societe Generale	(55)	55	—	—
State Street Bank and Trust Company	(92)	38	—	(54)
Total	$(261)	$207	$—	$(54)
Long Short
Citibank N.A.	$(1,759)	$1,205	$554	$—
Goldman Sachs International	(7,552)	—	7,552	—
Total	$(9,311)	$1,205	$8,106	$—
Long Short Credit
BNP Paribas SA	$(14)	$3	$11	$—
Goldman Sachs International	(105)	51	54	—
Total	$(119)	$54	$65	$—
Multi-Asset Income
Goldman Sachs International	$(33)	33	—	—
Royal Bank of Canada	(76)	76	—	—
Societe Generale	(46)	46	—	—
State Street Bank and Trust Company	(87)	42	—	(45)
Total	$(242)	$197	$—	$(45)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2017, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by Global Allocation and Multi-Asset Income to each counterparty as of April 30, 2017.

(d)  Amount less than one thousand.

Reverse repurchase agreements entered into by a Fund are subject to Master Repurchase Agreements ("MRA") or Global Master Repurchase Agreement ("GMRA"), as applicable, (MRA and GMRA collectively, "Repos"), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under Repos with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

The following table presents Long Short Credit's reverse repurchase agreements net of amounts available for offset under Repos and net of the related collateral received and/or pledged by the Fund as of April 30, 2017.

Counterparty (000's omitted)	Reverse Repurchase Agreements	Assets Available for Offset	Securities Collateral Pledged(a)	Net Amount(b)
Citigroup Global Markets, Inc.	$(807)	$—	$807	$—
Total	$(807)	$—	$807	$—

(a)  In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)  Net amount represents the net amount payable to the counterparty in the event of default.

17  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

18  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order. Through April 30, 2017, Global Allocation invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Genesis Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman International Select Fund, Long Short Credit, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy (collectively the "Underlying Funds"). Through April 30, 2017, Multi-Asset Income invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund and Long Short Credit (collectively the "Underlying Funds") (See Note F).

For the Funds' investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the six months ended April 30, 2017, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2017, income earned under this Arrangement on Global Allocation's and Multi-Asset Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the six months ended April 30, 2017, management fees waived and income earned under this Arrangement on Global Allocation's and Multi-Asset Income's investments in the Underlying Funds were as follows:

	Management fees waived	Income earned
Global Allocation	$34,451	$141,019
Multi-Asset Income	19,481	168,715

19  Organization expenses: Costs incurred by Hedged Option Premium Strategy in connection with its organization, which amounted to $92,317 and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

20  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets(a):

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
For Global Allocation:(b)
0.55%	0.55%	0.55%	0.55%	0.525%	0.525%	0.50%	0.50%
For Long Short:
1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.05%
For Long Short Credit:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For Multi-Asset Income:
0.45%	0.425%	0.40%	0.375%	0.350%	0.325%	0.325%	0.30%
For Risk Balanced Commodity Strategy and Subsidiary:(c)
0.50%	0.475%	0.45%	0.425%	0.40%	0.375%	0.375%	0.35%
For Hedged Option Premium Strategy and U.S. Equity Index PutWrite Strategy:
0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

(a)  Less the net asset value of the Subsidiary for Risk Balanced Commodity Strategy Fund.

(b)  0.65% of the first $1 billion of the Fund's average daily net assets, 0.625% of the next $1 billion and 0.600% of average daily net assets in excess of $2 billion prior to February 28, 2017.

(c)  0.70% of the first $250 million of the Fund's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion, and 0.55% of average daily net assets in excess of $4 billion prior to February 28, 2017.

Accordingly, for the six months ended April 30, 2017, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets(a), as follows:

Effective Rate
Global Allocation	0.30%
Long Short	1.12%
Multi-Asset Income	0.25%
Risk Balanced Commodity Strategy	0.63%
Subsidiary	0.63%

(a)  Less the net asset value of the Subsidiary for Risk Balanced Commodity Strategy.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and Class A and Class C of each Fund (except Long Short Credit and Multi-Asset Income) pays Management an administration fee at the annual rate of 0.20% (0.21% for Long Short Credit and Multi-Asset Income) of its average daily net assets under this agreement. Hedged Option Premium Strategy's, Long Short Credit's, Multi-Asset Income's and U.S. Equity Index PutWrite Strategy's Class R6 pays Management an administration fee of 0.02% of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement. The Subsidiary also retains Management as its administrator, and State Street as its sub-administrator.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the six months ended April 30, 2017, these Subsidiary expenses amounted to $106,378.

During the six months ended April 30, 2017, there was no repayment to Management under these agreements.

At April 30, 2017, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Year Ending October 31,
				2014	2015	2016	2017
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2017	2018	2019	2020
Global Allocation Institutional Class	0.75	%(b)	10/31/20	257,634	218,863	249,350	175,210
Global Allocation Class A	1.11	%(b)	10/31/20	147,092	186,931	182,783	86,085
Global Allocation Class C	1.86	%(b)	10/31/20	91,948	141,948	149,577	67,269
Hedged Option Premium Strategy Institutional Class	0.65%		10/31/20	—	—	—	65,394	(c)
Hedged Option Premium Strategy Class A	1.01%		10/31/20	—	—	—	543	(c)
Hedged Option Premium Strategy Class C	1.76%		10/31/20	—	—	—	543	(c)
Hedged Option Premium Strategy Class R6	0.58%		10/31/20	—	—	—	41,915	(c)
Long Short Institutional Class	1.70%		10/31/20	—	—	—	—

				Expenses Reimbursed in Year Ending October 31,
				2014	2015		2016		2017
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2017	2018		2019		2020
Long Short Class A	2.06%		10/31/20	—	—		—		—
Long Short Class C	2.81%		10/31/20	—	—		—		—
Long Short Credit Institutional Class	1.20	%(d)	10/31/20	—	189,647	(e)	283,260		84,313
Long Short Credit Class A	1.57	%(d)	10/31/20	—	11,941	(e)	14,957		9,988
Long Short Credit Class C	2.32	%(d)	10/31/20	—	11,651	(e)	10,932		4,045
Long Short Credit Class R6	1.13	%(d)	10/31/20	—	51,813	(e)	56,434		25,456
Multi-Asset Income Institutional Class	0.65	%(f)	10/31/20	—	211,942	(g)	349,252		176,678
Multi-Asset Income Class A	1.02	%(f)	10/31/20	—	11,183	(g)	16,514		7,242
Multi-Asset Income Class C	1.77	%(f)	10/31/20	—	11,072	(g)	15,614		8,060
Multi-Asset Income Class R6	0.58	%(f)	10/31/20	—	77,569	(g)	119,681		48,305
Risk Balanced Commodity Strategy Institutional Class	0.73	%(h)	10/31/20	78,689	93,942		171,296		89,529
Risk Balanced Commodity Strategy Class A	1.09	%(h)	10/31/20	259,059	209,027		150,132		59,050
Risk Balanced Commodity Strategy Class C	1.84	%(h)	10/31/20	27,665	17,483		7,166		735
U.S. Equity Index PutWrite Strategy Institutional Class	0.65%		10/31/20	—	—		154,906	(i)	173,136
U.S. Equity Index PutWrite Strategy Class A	1.01%		10/31/20	—	—		2,299	(i)	4,291
U.S. Equity Index PutWrite Strategy Class C	1.76%		10/31/20	—	—		912	(i)	556
U.S. Equity Index PutWrite Strategy Class R6	0.58%		10/31/20	—	—		46,827	(i)	19,827

(a)  Expense limitation per annum of the respective class' average daily net assets.

(b)  Prior to February 28, 2017, the contractual expense limitation was 0.90% for Institutional Class, 1.26% for Class A and 2.01% for Class C.

(c)  Period from April 12, 2017 (Commencement of Operations) to April 30, 2017.

(d)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit from June 29, 2015 to July 2, 2015, for Institutional Class, Class A, Class C and Class R6. For the period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long Short Credit amounted to $3,229, $257, $394 and $830, respectively. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit on several days in 2016, for Institutional Class, Class A, Class C and Class R6. For the year ended October 31, 2016, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long Short Credit amounted to $26,236, $2,133, $2,908 and $4,880, respectively.

(e)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

(f)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Multi-Asset Income on March 27, 2015, for Institutional Class, Class A, Class C and Class R6 and March 30, 2015, for Class A and Class C. For the period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Multi-Asset Income amounted to $456, $43, $84 and $159, respectively.

(g)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(h)  Prior to February 28, 2017, the contractual expense limitation was 1.10% for Institutional Class, 1.46% for Class A and 2.21% for Class C.

(i)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

Until December 31, 2015, Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to Global Allocation, Long Short Credit, Multi-Asset Income and Risk Balanced Commodity Strategy, was retained by Neuberger Berman Management LLC ("NBM") to provide day-to-day investment management services and received a monthly fee paid by NBM. As investment manager, NBM was responsible for overseeing the investment activities of NBFI. Until December 31, 2015, Neuberger Berman LLC ("Neuberger Berman"), was the sub-adviser to Long Short and was retained by NBM to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman and/or NBM. As a result of the entity consolidation described on page 16 of this Semi-Annual Report, the services previously provided by NBFI and Neuberger Berman under the respective sub-advisory agreements are now provided by NBIA as of January 1, 2016.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Long Short Credit and Multi-Asset Income) are generally sold with an initial sales charge of up to 5.75%. Class A shares of Long Short Credit and Multi-Asset Income are generally sold with an initial sales charge of up to 4.25%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2017, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Global Allocation Class A	$1,677	$—	$—	$—
Global Allocation Class C	—	1,594	—	—
Hedged Option Premium Strategy Class A(a)	—	—	—	—
Hedged Option Premium Strategy Class C(a)	—	—	—	—
Long Short Class A	5,153	—	—	—
Long Short Class C	—	4,798	—	—
Long Short Credit Class A	—	—	—	—
Long Short Credit Class C	—	50	—	—
Multi-Asset Income Class A	—	—	—	—
Multi-Asset Income Class C	—	—	—	—
Risk Balanced Commodity Strategy Class A	—	—	—	—
Risk Balanced Commodity Strategy Class C	—	—	—	—
U.S. Equity Index PutWrite Strategy Class A	—	—	—	—
U.S. Equity Index PutWrite Strategy Class C	—	—	—	—

(a)  Period from April 12, 2017 (Commencement of Operations) to April 30, 2017.

For the six months ended April 30, 2017, Long Short recorded a capital contribution from Management in the amount of $37,124. This amount was paid in connection with losses incurred in the execution of trades.

Note C—Securities Transactions:

During the six months ended April 30, 2017, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward contracts and option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
Global Allocation	$5,155	$12,713	$724	$3,453	$14,834	$3,121
Hedged Option Premium Strategy(a)	2,007	—	—	—	—	—
Long Short	—	574,023	311,037	—	723,372	313,414
Long Short Credit	—	12,836,943	—	—	15,851,335	—
Multi-Asset Income	7,374,203	10,562,036	—	4,873.656	8,033,413	—

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
Risk Balanced Commodity Strategy	$—	$36,241	$—	$—	$24,206	$—
U.S. Equity Index PutWrite Strategy	84,146	—	—	675	—	—

(a)  Period from April 12, 2017 (Commencement of Operations) to April 30, 2017.

During the six months ended April 30, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2017 and for the year ended October 31, 2016 was as follows:

	For the Six Months Ended April 30, 2017					For the Year Ended October 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Global Allocation
Institutional Class	487	4		(176)	315	350	2	(244)	108
Class A	97	—		(334)	(237)	194	2	(404)	(208)
Class C	12	—		(116)	(104)	83	1	(266)	(182)
Hedged Option Premium Strategy
Institutional Class(a)	141	—		—	141	—	—	—	—
Class A(a)	1	—		—	1	—	—	—	—
Class C(a)	1	—		—	1	—	—	—	—
Class R6(a)	78	—		—	78	—	—	—	—
Long Short
Institutional Class	26,090	—		(31,981)	(5,891)	68,394	15	(118,738)	(50,329)
Class A	2,531	—		(8,173)	(5,642)	3,664	—	(15,880)	(12,216)
Class C	410	—		(2,168)	(1,758)	795	—	(6,641)	(5,846)
Long Short Credit
Institutional Class	433	36		(1,251)	(782)	811	42	(847)	6
Class A	224	3		(10)	217	14	1	(45)	(30)
Class C	—	0	(c)	—	0 (c)	3	—	(3)	—
Class R6	22	3		—	25	143	3	(2)	144

	For the Six Months Ended April 30, 2017						For the Year Ended October 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed		Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Multi-Asset Income
Institutional Class	444	27		(44)		427	166	32		(29)	169
Class A	1	0	(c)	(0	)(c)	1	13	1		(6)	8
Class C	6	0	(c)	(1)		5	22	0	(c)	(5)	17
Class R6	—	—		—		—	—	5		(3)	2
Risk Balanced Commodity Strategy
Institutional Class	3,918	—		(1,791)		2,127	4,718	—		(1,667)	3,051
Class A	1,923	—		(1,032)		891	2,943	—		(3,090)	(147)
Class C	—	—		(9)		(9)	25	—		(534)	(509)
U.S. Equity Index PutWrite Strategy
Institutional Class	7,707	16		(859)		6,864	2,100	—		—	2,100	(b)
Class A	179	—		(18)		161	42	—		—	42	(b)
Class C	6	—		—		6	10	—		—	10	(b)
Class R6	973	2		(389)		586	476	—		—	476	(b)

(a)  Period from April 12, 2017 (Commencement of Operations) to April 30, 2017.

(b)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

(c)  A zero balance reflects actual amounts rounding to less than $1,000.

Note E—Line of Credit:

At April 30, 2017, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2017. During the period ended April 30, 2017, none of the Funds utilized the line of credit.

Note F—Investments in Affiliates(a):

	Balance of Shares Held October 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2017	Value April 30, 2017	Distributions from Investments in Affiliated Issuers(b)		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Global Allocation
Neuberger Berman Emerging Markets Debt Fund Institutional Class	122,360	2,552	69,603	55,309	$492,239	$23,895		$(21,086)
Neuberger Berman Emerging Markets Equity Fund Class R6	83,409	3,934	—	87,343	1,549,261	7,540		—
Neuberger Berman Floating Rate Income Fund Institutional Class	155,344	2,254	114,919	42,679	424,417	22,903		1,743
Neuberger Berman Genesis Fund Class R6	19,987	4,831	—	24,818	1,472,034	6,374		—
Neuberger Berman High Income Bond Fund Class R6	48,844	110,036	28,848	130,032	1,147,046	11,534		(981)
Neuberger Berman International Select Fund Institutional Class	344,206	26,400	370,606	—	—	50,093		163,249
Neuberger Berman International Select Fund Class R6	—	335,966	—	335,966	3,900,565	—		—
Long Short Credit Class R6	82,815	1,661	—	84,476	813,463	15,801		—
Risk Balanced Commodity Strategy Institutional Class	97,139	31,746	—	128,885	775,890	—	*	—
U.S. Equity Index PutWrite Strategy Class R6	86,224	14,680	—	100,904	1,095,708	2,879		—
Total					$11,670,623	$141,019		$142,925

	Balance of Shares Held October 31, 2016	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2017	Value April 30, 2017	Distributions from Investments in Affiliated Issuers(b)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Multi-Asset Income
Neuberger Berman Emerging Markets Debt Fund Institutional Class	156,831	26,882	62,359	121,354	$1,080,033	$35,521	$(12,861)
Neuberger Berman Floating Rate Income Fund Institutional Class	322,521	45,176	244,960	122,737	1,220,551	52,848	(2,706)
Neuberger Berman High Income Bond Fund Class R6	276,284	23,931	61,503	238,712	2,105,737	68,969	4,776
Long Short Credit Class R6	59,625	23,208	—	82,833	797,647	11,377	—
Total					$5,203,968	$168,715	$(10,791)

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

*  Security did not produce income during the period.

Other: At April 30, 2017, Global Allocation, which is also managed by Management, held 0.76% of the outstanding shares of Risk Balanced Commodity Strategy. Global Allocation and Multi-Asset Income, which are also managed by Management, held 3.18% and 3.12%, respectively, of the outstanding shares of Long Short Credit. At April 30, 2017, Global Allocation, which is also managed by Management, held 0.98% of the outstanding shares of U.S. Equity Index PutWrite Strategy.

In addition, at April 30, 2017, there were affiliated investors owning 0.01%, 90.24%, 39.27%, 66.98% and 5.66% of Global Allocation's, Hedged Option Premium Strategy's, Long Short Credit's, Multi-Asset Income's and U.S. Equity Index PutWrite Strategy's outstanding shares, respectively.

Note G—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which Long Short was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Fund for the period in question. These amounts were refunded to the Fund by State Street during the period ended April 30, 2017.

	Expenses Refunded	Interest Paid to the Funds
Long Short	$5,171	$32

Note H—Recent Accounting Pronouncements:

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds' financial statements and related disclosures.

In December 2016, FASB issued ASU No. 2016-19, "Technical Corrections and Improvements" ("ASU 2016-19"). The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique. The amendments also require an entity to disclose when it has changed either a valuation approach and/or a valuation technique. The guidance is effective for interim and annual reporting periods beginning after December 15, 2016. Management is currently evaluating the impact, if any, of applying this guidance.

Note I—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Global Allocation Fund
Institutional Class
4/30/2017 (Unaudited)	$10.49	$0.09	$0.72	$0.81	$(0.05)	$—	$—	$(0.05)	$—	$11.25
10/31/2016	$10.42	$0.10	$(0.01)	$0.09	$—	$(0.02)	$—	$(0.02)	$—	$10.49
10/31/2015	$10.81	$0.06	$(0.17)	$(0.11)	$(0.28)	$(0.00)	$—	$(0.28)	$—	$10.42
10/31/2014	$11.63	$(0.12)	$0.29	$0.17	$(0.99)	$—	$—	$(0.99)	$0.00	$10.81
10/31/2013	$10.30	$(0.09)	$1.57	$1.48	$(0.15)	$—	$—	$(0.15)	$—	$11.63
10/31/2012	$10.30	$(0.12)	$1.02	$0.90	$(0.21)	$(0.69)	$—	$(0.90)	$—	$10.30
Class A
4/30/2017 (Unaudited)	$10.40	$0.07	$0.70	$0.77	$—	$—	$—	$—	$—	$11.17
10/31/2016	$10.36	$0.06	$(0.00)	$0.06	$—	$(0.02)	$—	$(0.02)	$—	$10.40
10/31/2015	$10.76	$0.02	$(0.18)	$(0.16)	$(0.24)	$(0.00)	$—	$(0.24)	$—	$10.36
10/31/2014	$11.57	$(0.16)	$0.29	$0.13	$(0.94)	$—	$—	$(0.94)	$0.00	$10.76
10/31/2013	$10.25	$(0.14)	$1.58	$1.44	$(0.12)	$—	$—	$(0.12)	$—	$11.57
10/31/2012	$10.27	$(0.15)	$1.01	$0.86	$(0.19)	$(0.69)	$—	$(0.88)	$—	$10.25
Class C
4/30/2017 (Unaudited)	$10.14	$0.03	$0.69	$0.72	$—	$—	$—	$—	$—	$10.86
10/31/2016	$10.18	$(0.01)	$(0.01)	$(0.02)	$—	$(0.02)	$—	$(0.02)	$—	$10.14
10/31/2015	$10.60	$(0.06)	$(0.18)	$(0.24)	$(0.18)	$(0.00)	$—	$(0.18)	$—	$10.18
10/31/2014	$11.43	$(0.25)	$0.30	$0.05	$(0.88)	$—	$—	$(0.88)	$0.00	$10.60
10/31/2013	$10.13	$(0.21)	$1.55	$1.34	$(0.04)	$—	$—	$(0.04)	$—	$11.43
10/31/2012	$10.21	$(0.23)	$1.00	$0.77	$(0.16)	$(0.69)	$—	$(0.85)	$—	$10.13

See Notes to Financial Highlights

	Total Return†	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund
Institutional Class
4/30/2017 (Unaudited)	7.72%*	$14.4	4.12	%[f]**	4.08%**	0.54	%[f]**	0.51%**	1.76	%[f]**	80%*	72%*
10/31/2016	0.87%	$10.1	4.17%		3.66%	1.11%		0.60%	0.97%		176%[a]	174%[a]
10/31/2015	(1.12)%	$8.9	3.29%		2.94%	1.03%		0.69%	0.51%		195%[a]	185%[a]
10/31/2014	1.37%[b]	$12.5	3.25%		2.72%	1.50%		0.98%	(1.12)%		228%	216%
10/31/2013	14.56%	$17.2	3.23%		2.73%	1.48%		0.98%	(0.85)%		187%	158%
10/31/2012	9.60%	$8.9	5.01%		4.55%	1.68%		1.22%	(1.19)%		446%	423%
Class A
4/30/2017 (Unaudited)	7.40%*	$3.7	4.54	%[f]**	4.49%**	0.93	%[f]**	0.88%**	1.37	%[f]**	80%*	72%*
10/31/2016	0.59%	$5.9	4.53%		4.01%	1.49%		0.96%	0.64%		176%[a]	174%[a]
10/31/2015	(1.52)%	$8.1	3.69%		3.34%	1.39%		1.04%	0.16%		195%[a]	185%[a]
10/31/2014	1.03%[b]	$9.6	3.68%		3.16%	1.86%		1.35%	(1.49)%		228%	216%
10/31/2013	14.15%	$7.9	3.58%		3.07%	1.84%		1.33%	(1.25)%		187%	158%
10/31/2012	9.24%	$3.4	5.41%		4.93%	2.07%		1.59%	(1.48)%		446%	423%
Class C
4/30/2017 (Unaudited)	7.10%*	$3.9	5.27	%[f]**	5.23%**	1.67	%[f]**	1.63%**	0.61	%[f]**	80%*	72%*
10/31/2016	(0.19)%	$4.7	5.26%		4.74%	2.24%		1.71%	(0.10)%		176%[a]	174%[a]
10/31/2015	(2.29)%	$6.6	4.45%		4.10%	2.14%		1.79%	(0.57)%		195%[a]	185%[a]
10/31/2014	0.30%[b]	$7.0	4.46%		3.95%	2.63%		2.11%	(2.27)%		228%	216%
10/31/2013	13.30%	$4.9	4.35%		3.85%	2.59%		2.09%	(1.99)%		187%	158%
10/31/2012	8.34%	$2.2	6.47%		6.03%	2.78%		2.34%	(2.26)%		446%	423%

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Hedged Option Premium Strategy Fund
Institutional Class
Period from 4/12/2017^ to 4/30/2017 (Unaudited)	$25.00	$0.00	$0.06	$0.06	$—	$—	$—	$—	$—	$25.06
Class A
Period from 4/12/2017^ to 4/30/2017 (Unaudited)	$25.00	$(0.00)	$0.06	$0.06	$—	$—	$—	$—	$—	$25.06
Class C
Period from 4/12/2017^ to 4/30/2017 (Unaudited)	$25.00	$(0.01)	$0.06	$0.05	$—	$—	$—	$—	$—	$25.05
Class R6
Period from 4/12/2017^ to 4/30/2017 (Unaudited)	$25.00	$0.00	$0.06	$0.06	$—	$—	$—	$—	$—	$25.06

See Notes to Financial Highlights

	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Hedged Option Premium Strategy Fund
Institutional Class
Period from 4/12/2017^ to 4/30/2017 (Unaudited)	0.24	%*	$3.5	8.23	%‡**	8.23	%Ø‡**	0.65	%‡**	0.65	%Ø‡**	0.27	%‡**	0	%*	0	%Ø*
Class A
Period from 4/12/2017^ to 4/30/2017 (Unaudited)	0.24	%*	$0.0	9.08	%‡**	9.08	%Ø‡**	1.01	%‡**	1.01	%Ø‡**	(0.11	)%‡**	0	%*	0	%Ø*
Class C
Period from 4/12/2017^ to 4/30/2017 (Unaudited)	0.20	%*	$0.0	9.83	%‡**	9.83	%Ø‡**	1.76	%‡**	1.76	%Ø‡**	(0.85	)%‡**	0	%*	0	%Ø*
Class R6
Period from 4/12/2017^ to 4/30/2017 (Unaudited)	0.24	%*	$2.0	8.24	%‡**	8.24	%Ø‡**	0.58	%‡**	0.58	%Ø‡**	0.32	%‡**	0	%*	0	%Ø*

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Long Short Fund
Institutional Class
4/30/2017 (Unaudited)	$12.74	$0.01	$0.94	$0.95	$—	$—	$—	$—	$—	$13.69
10/31/2016	$12.76	$(0.03)	$0.01	$(0.02)	$(0.00)	$—	$—	$(0.00)	$—	$12.74
10/31/2015	$13.02	$0.02	$(0.21)	$(0.19)	$(0.02)	$(0.05)	$—	$(0.07)	$—	$12.76
10/31/2014	$12.48	$0.02	$0.58	$0.60	$—	$(0.06)	$—	$(0.06)	$0.00	$13.02
10/31/2013	$11.09	$0.01	$1.47	$1.48	$(0.01)	$(0.08)	$—	$(0.09)	$—	$12.48
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.04	$1.05	$1.09	$—	$—	$—	$—	$—	$11.09
Class A
4/30/2017 (Unaudited)	$12.56	$(0.01)	$0.92	$0.91	$—	$—	$—	$—	$—	$13.47
10/31/2016	$12.62	$(0.07)	$0.01	$(0.06)	$—	$—	$—	$—	$—	$12.56
10/31/2015	$12.91	$(0.03)	$(0.21)	$(0.24)	$—	$(0.05)	$—	$(0.05)	$—	$12.62
10/31/2014	$12.41	$(0.03)	$0.58	$0.55	$—	$(0.05)	$—	$(0.05)	$0.00	$12.91
10/31/2013	$11.06	$(0.03)	$1.47	$1.44	$(0.01)	$(0.08)	$—	$(0.09)	$—	$12.41
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.00	$1.06	$1.06	$—	$—	$—	$—	$—	$11.06
Class C
4/30/2017 (Unaudited)	$12.13	$(0.05)	$0.88	$0.83	$—	$—	$—	$—	$—	$12.96
10/31/2016	$12.29	$(0.16)	$0.00	$(0.16)	$—	$—	$—	$—	$—	$12.13
10/31/2015	$12.66	$(0.12)	$(0.20)	$(0.32)	$—	$(0.05)	$—	$(0.05)	$—	$12.29
10/31/2014	$12.26	$(0.12)	$0.57	$0.45	$—	$(0.05)	$—	$(0.05)	$0.00	$12.66
10/31/2013	$10.99	$(0.12)	$1.46	$1.34	$(0.00)	$(0.07)	$—	$(0.07)	$—	$12.26
Period from 12/29/2011^ to 10/31/2012	$10.00	$(0.06)	$1.05	$0.99	$—	$—	$—	$—	$—	$10.99

See Notes to Financial Highlights

	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Long Short Fund
Institutional Class
4/30/2017 (Unaudited)	7.46	%*[c]	$2,148.2	1.82	%**	1.34	%**	1.82	%**[d]	1.34	%**[d]	0.22	%**[d]	35%*	27%*
10/31/2016	(0.14)%		$2,074.7	1.91%		1.33%		1.91%		1.33%		(0.22)%		86%	72%
10/31/2015	(1.45)%		$2,719.8	1.66%		1.31%		1.66%		1.31%		0.16%		91%	69%
10/31/2014	4.83%[b]		$2,627.8	1.72%		1.48%		1.72%		1.48%		0.17%		61%	44%
10/31/2013	13.47%		$1,038.2	1.75%		1.60%		1.75	%§	1.60	%§	0.10%		103%	52%
Period from 12/29/2011^ to 10/31/2012	10.90	%*	$92.6	2.78	%‡**	2.65	%‡**	1.83	%‡**	1.70	%‡**	0.40	%‡**	93%*	56%*
Class A
4/30/2017 (Unaudited)	7.25	%*[c]	$145.3	2.17	%**	1.69	%**	2.17	%**[d]	1.69	%**[d]	(0.10	)%**[d]	35%*	27%*
10/31/2016	(0.48)%		$206.4	2.28%		1.69%		2.28%		1.69%		(0.59)%		86%	72%
10/31/2015	(1.89)%		$361.7	2.03%		1.68%		2.03%		1.68%		(0.20)%		91%	69%
10/31/2014	4.47%[b]		$388.6	2.09%		1.85%		2.09%		1.85%		(0.20)%		61%	44%
10/31/2013	13.08%		$502.1	2.08%		1.94%		2.08	%§	1.94	%§	(0.23)%		103%	52%
Period from 12/29/2011^ to 10/31/2012	10.60	%*	$27.0	3.21	%‡**	3.11	%‡**	2.17	%‡**	2.06	%‡**	0.05	%‡**	93%*	56%*
Class C
4/30/2017 (Unaudited)	6.84	%*[c]	$102.6	2.93	%**	2.44	%**	2.93	%**[d]	2.44	%**[d]	(0.87	)%**[d]	35%*	27%*
10/31/2016	(1.30)%		$117.3	3.02%		2.44%		3.02%		2.44%		(1.33)%		86%	72%
10/31/2015	(2.56)%		$190.6	2.77%		2.42%		2.77%		2.42%		(0.94)%		91%	69%
10/31/2014	3.71%[b]		$211.0	2.84%		2.60%		2.84%		2.60%		(0.94)%		61%	44%
10/31/2013	12.23%		$115.1	2.83%		2.68%		2.83	%§	2.68	%§	(1.00)%		103%	52%
Period from 12/29/2011^ to 10/31/2012	9.90	%*	$3.4	4.34	%‡**	4.20	%‡**	2.95	%‡**	2.81	%‡**	(0.69	)%‡**	93%*	56%*

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Long Short Credit Fund
Institutional Class
4/30/2017 (Unaudited)	$9.53	$0.18	$0.11	$0.29	$(0.19)	$—	$—	$(0.19)	$—	$9.63
10/31/2016	$9.75	$0.15	$(0.18)	$(0.03)	$(0.19)	$—	$—	$(0.19)	$—	$9.53
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.23)	$(0.21)	$(0.04)	$—	$—	$(0.04)	$—	$9.75
Class A
4/30/2017 (Unaudited)	$9.53	$0.17	$0.09	$0.26	$(0.17)	$—	$—	$(0.17)	$—	$9.62
10/31/2016	$9.75	$0.11	$(0.17)	$(0.06)	$(0.16)	$—	$—	$(0.16)	$—	$9.53
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.01	$(0.23)	$(0.22)	$(0.03)	$—	$—	$(0.03)	$—	$9.75
Class C
4/30/2017 (Unaudited)	$9.53	$0.13	$0.09	$0.22	$(0.13)	$—	$—	$(0.13)	$—	$9.62
10/31/2016	$9.75	$0.06	$(0.17)	$(0.11)	$(0.11)	$—	$—	$(0.11)	$—	$9.53
Period from 6/29/2015^ to 10/31/2015	$10.00	$(0.01)	$(0.23)	$(0.24)	$(0.01)	$—	$—	$(0.01)	$—	$9.75
Class R6
4/30/2017 (Unaudited)	$9.54	$0.19	$0.09	$0.28	$(0.19)	$—	$—	$(0.19)	$—	$9.63
10/31/2016	$9.75	$0.16	$(0.18)	$(0.02)	$(0.19)	$—	$—	$(0.19)	$—	$9.54
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.22)	$(0.20)	$(0.05)	$—	$—	$(0.05)	$—	$9.75

See Notes to Financial Highlights

	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Long Short Credit Fund
Institutional Class
4/30/2017 (Unaudited)	3.03	%*	$15.0	2.08	%**	2.02	%Ø**	1.26	%**	1.21	%Ø**	3.85	%**	47	%*	47	%Ø*
10/31/2016	(0.28)%		$22.3	3.22%		2.36%		1.97%		1.10%		1.54%		190%		197%
Period from 6/29/2015^ to 10/31/2015	(2.06	)%*	$22.8	3.50	%‡**	3.45	%‡**	1.21	%‡**	1.15	%‡**	0.64	%‡**	32	%*	18	%*
Class A
4/30/2017 (Unaudited)	2.74	%*	$3.1	2.50	%**	2.42	%Ø**	1.66	%**	1.58	%Ø**	3.60	%**	47	%*	47	%Ø*
10/31/2016	(0.55)%		$1.0	3.72%		2.82%		2.29%		1.40%		1.16%		190%		197%
Period from 6/29/2015^ to 10/31/2015	(2.17	)%*	$1.3	4.28	%‡**	4.23	%‡**	1.55	%‡**	1.50	%‡**	0.28	%‡**	32	%*	18	%*
Class C
4/30/2017 (Unaudited)	2.36	%*	$1.0	3.23	%**	3.16	%Ø**	2.40	%**	2.33	%Ø**	2.78	%**	47	%*	47	%Ø*
10/31/2016	(1.10)%		$1.0	4.30%		3.47%		2.85%		2.02%		0.64%		190%		197%
Period from 6/29/2015^ to 10/31/2015	(2.41	)%*	$1.0	5.04	%‡**	4.98	%‡**	2.26	%‡**	2.20	%‡**	(0.43	)%‡**	32	%*	18	%*
Class R6
4/30/2017 (Unaudited)	2.97	%*	$6.4	2.03	%**	1.97	%Ø**	1.21	%**	1.14	%Ø**	3.97	%**	47	%*	47	%Ø*
10/31/2016	(0.12)%		$6.1	3.05%		2.26%		1.83%		1.04%		1.71%		190%		197%
Period from 6/29/2015^ to 10/31/2015	(2.03	)%*	$4.9	3.49	%‡**	3.44	%‡**	1.14	%‡**	1.08	%‡**	0.69	%‡**	32	%*	18	%*

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Multi-Asset Income Fund
Institutional Class
4/30/2017 (Unaudited)	$9.60	$0.16	$0.29	$0.45	$(0.18)	$—	$—	$(0.18)	$—	$9.87
10/31/2016	$9.43	$0.31	$0.25	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—	$9.43
Class A
4/30/2017 (Unaudited)	$9.60	$0.14	$0.29	$0.43	$(0.16)	$—	$—	$(0.16)	$—	$9.87
10/31/2016	$9.43	$0.28	$0.24	$0.52	$(0.26)	$—	$(0.09)	$(0.35)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.20	$(0.56)	$(0.36)	$(0.21)	$—	$—	$(0.21)	$—	$9.43
Class C
4/30/2017 (Unaudited)	$9.60	$0.11	$0.28	$0.39	$(0.12)	$—	$—	$(0.12)	$—	$9.87
10/31/2016	$9.43	$0.20	$0.25	$0.45	$(0.19)	$—	$(0.09)	$(0.28)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.16	$(0.56)	$(0.40)	$(0.17)	$—	$—	$(0.17)	$—	$9.43
Class R6
4/30/2017 (Unaudited)	$9.60	$0.16	$0.29	$0.45	$(0.18)	$—	$—	$(0.18)	$—	$9.87
10/31/2016	$9.43	$0.32	$0.24	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—	$9.43

See Notes to Financial Highlights

	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Multi-Asset Income Fund
Institutional Class
4/30/2017 (Unaudited)	4.72	%*	$17.0	3.15	%**	3.15	%Ø**	0.46	%**	0.46	%Ø**	3.33	%**	68	%*	68	%Ø*
10/31/2016	6.09%		$12.4	3.86%		3.86	%Ø	0.44%		0.44	%Ø	3.33%		94%		94	%Ø
Period from 3/27/2015^ to 10/31/2015	(3.43	)%*	$10.6	3.66	%‡**	3.66	%Ø‡**	0.43	%‡**	0.43	%Ø‡**	3.87	%‡**	33	%*	33	%Ø*
Class A
4/30/2017 (Unaudited)	4.53	%*	$0.6	3.57	%**	3.57	%Ø**	0.82	%**	0.82	%Ø**	2.95	%**	68	%*	68	%Ø*
10/31/2016	5.70%		$0.6	4.27%		4.27	%Ø	0.81%		0.81	%Ø	2.98%		94%		94	%Ø
Period from 3/27/2015^ to 10/31/2015	(3.64	)%*	$0.5	4.55	%‡**	4.55	%Ø‡**	0.79	%‡**	0.79	%Ø‡**	3.50	%‡**	33	%*	33	%Ø*
Class C
4/30/2017 (Unaudited)	4.15	%*	$0.7	4.28	%**	4.28	%Ø**	1.57	%**	1.57	%Ø**	2.19	%**	68	%*	68	%Ø*
10/31/2016	4.91%		$0.6	4.99%		4.99	%Ø	1.56%		1.56	%Ø	2.20%		94%		94	%Ø
Period from 3/27/2015^ to 10/31/2015	(4.07	)%*	$0.5	5.29	%‡**	5.29	%Ø‡**	1.53	%‡**	1.53	%Ø‡**	2.76	%‡**	33	%*	33	%Ø*
Class R6
4/30/2017 (Unaudited)	4.76	%*	$4.0	3.09	%**	3.09	%Ø**	0.38	%**	0.38	%Ø**	3.39	%**	68	%*	68	%Ø*
10/31/2016	6.16%		$3.9	3.78%		3.78	%Ø	0.37%		0.37	%Ø	3.42%		94%		94	%Ø
Period from 3/27/2015^ to 10/31/2015	(3.39	)%*	$3.8	3.63	%‡**	3.63	%Ø‡**	0.36	%‡**	0.36	%Ø‡**	3.93	%‡**	33	%*	33	%Ø*

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Risk Balanced Commodity Strategy Fund[e]
Institutional Class
4/30/2017 (Unaudited)	$5.99	$0.00	$0.03	$0.03	$—	$—	$—	$—	$—	$6.02
10/31/2016	$6.20	$(0.03)	$(0.18)	$(0.21)	$—	$—	$—	$—	$—	$5.99
10/31/2015	$8.39	$(0.05)	$(2.14)	$(2.19)	$—	$(0.00)	$—	$(0.00)	$—	$6.20
10/31/2014	$9.01	$(0.07)	$(0.55)	$(0.62)	$—	$—	$—	$—	$—	$8.39
10/31/2013	$9.84	$(0.09)	$(0.74)	$(0.83)	$—	$—	$—	$—	$—	$9.01
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.02)	$(0.14)	$(0.16)	$—	$—	$—	$—	$—	$9.84
Class A
4/30/2017 (Unaudited)	$5.90	$(0.01)	$0.02	$0.01	$—	$—	$—	$—	$—	$5.91
10/31/2016	$6.12	$(0.05)	$(0.17)	$(0.22)	$—	$—	$—	$—	$—	$5.90
10/31/2015	$8.32	$(0.07)	$(2.13)	$(2.20)	$—	$(0.00)	$—	$(0.00)	$—	$6.12
10/31/2014	$8.97	$(0.10)	$(0.55)	$(0.65)	$—	$—	$—	$—	$—	$8.32
10/31/2013	$9.84	$(0.12)	$(0.75)	$(0.87)	$—	$—	$—	$—	$—	$8.97
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.03)	$(0.13)	$(0.16)	$—	$—	$—	$—	$—	$9.84
Class C
4/30/2017 (Unaudited)	$5.71	$(0.03)	$(0.02)	$(0.05)	$—	$—	$—	$—	$—	$5.66
10/31/2016	$5.98	$(0.09)	$(0.18)	$(0.27)	$—	$—	$—	$—	$—	$5.71
10/31/2015	$8.19	$(0.12)	$(2.09)	$(2.21)	$—	$(0.00)	$—	$(0.00)	$—	$5.98
10/31/2014	$8.88	$(0.16)	$(0.53)	$(0.69)	$—	$—	$—	$—	$—	$8.19
10/31/2013	$9.83	$(0.18)	$(0.77)	$(0.95)	$—	$—	$—	$—	$—	$8.88
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.04)	$(0.13)	$(0.17)	$—	$—	$—	$—	$—	$9.83

See Notes to Financial Highlights

	Total Return†	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Risk Balanced Commodity Strategy Fund[e]
Institutional Class
4/30/2017 (Unaudited)	0.50%*	$62.0	1.40	%**	1.40	%Ø**	0.98	%**	0.98	%Ø**	0.07	%**	53%*	53	%Ø*
10/31/2016	(3.39)%	$49.0	1.65%		1.65	%Ø	1.10%		1.10	%Ø	(0.44)%		58%	58	%Ø
10/31/2015	(26.09)%	$31.8	1.47%		1.47	%Ø	1.10%		1.10	%Ø	(0.67)%		35%	35	%Ø
10/31/2014	(6.88)%	$20.5	1.62%		1.62	%Ø	1.10%		1.10	%Ø	(0.73)%		21%	21	%Ø
10/31/2013	(8.43)%	$9.6	3.69%		3.69	%Ø	1.10%		0.10	%Ø	(0.94)%		5%	5	%Ø
Period from 8/27/2012^ to 10/31/2012	(1.60)%*	$5.0	25.60	%‡**	25.60	%Ø‡**	1.10	%‡**	1.10	%Ø‡**	(0.99	)%‡**	0%*	0	%Ø*
Class A
4/30/2017 (Unaudited)	0.17%*	$38.7	1.78	%**	1.78	%Ø**	1.34	%**	1.34	%Ø**	(0.30	)% **	53%*	53	%Ø*
10/31/2016	(3.59)%	$33.3	2.04%		2.04	%Ø	1.46%		1.46	%Ø	(0.82)%		58%	58	%Ø
10/31/2015	(26.43)%	$35.5	1.84%		1.84	%Ø	1.46%		1.46	%Ø	(1.05)%		35%	35	%Ø
10/31/2014	(7.25)%	$66.8	1.98%		1.98	%Ø	1.46%		1.46	%Ø	(1.09)%		21%	21	%Ø
10/31/2013	(8.84)%	$35.0	3.81%		3.81	%Ø	1.46%		1.46	%Ø	(1.27)%		5%	5	%Ø
Period from 8/27/2012^ to 10/31/2012	(1.60)%*	$0.1	33.04	%‡**	33.04	%Ø‡**	1.46	%‡**	1.46	%Ø‡**	(1.36	)%‡**	0%*	0	%Ø*
Class C
4/30/2017 (Unaudited)	(0.88)%*	$0.0	4.58	%**	4.58	%Ø**	2.13	%**	2.13	%Ø**	(1.14	)%**	53%*	53	%Ø*
10/31/2016	(4.52)%	$0.1	3.06%		3.06	%Ø	2.21%		2.21	%Ø	(1.65)%		58%	58	%Ø
10/31/2015	(26.98)%	$3.1	2.70%		2.70	%Ø	2.21%		2.21	%Ø	(1.79)%		35%	35	%Ø
10/31/2014	(7.77)%	$4.2	2.84%		2.84	%Ø	2.21%		2.21	%Ø	(1.84)%		21%	21	%Ø
10/31/2013	(9.66)%	$3.6	4.69%		4.69	%Ø	2.21%		2.21	%Ø	(2.03)%		5%	5	%Ø
Period from 8/27/2012^ to 10/31/2012	(1.70)%*	$0.1	35.12	%‡**	35.12	%Ø‡**	2.21	%‡**	2.21	%Ø‡**	(2.11	)%‡**	0%*	0	%Ø*

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
U.S. Equity Index PutWrite Strategy Fund
Institutional Class
4/30/2017 (Unaudited)	$10.09	$0.02	$0.79	$0.81	$(0.02)	$(0.03)	$—	$(0.05)	$—	$10.85
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09
Class A
4/30/2017 (Unaudited)	$10.09	$0.00	$0.78	$0.78	$(0.00)	$(0.03)	$—	$(0.03)	$—	$10.84
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.00)	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09
Class C
4/30/2017 (Unaudited)	$10.08	$(0.04)	$0.79	$0.75	$—	$(0.03)	$—	$(0.03)	$—	$10.80
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.01)	$0.09	$0.08	$—	$—	$—	$—	$—	$10.08
Class R6
4/30/2017 (Unaudited)	$10.10	$0.02	$0.79	$0.81	$(0.02)	$(0.03)	$—	$(0.05)	$—	$10.86
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.10	$0.10	$—	$—	$—	$—	$—	$10.10

See Notes to Financial Highlights

	Total Return†		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
U.S. Equity Index PutWrite Strategy Fund
Institutional Class
4/30/2017 (Unaudited)	8.01	%*	$97.3	1.30	%**	1.30	%Ø**	0.65	%**	0.65	%Ø**	0.39	%**	0	%*	0	%Ø*
Period from 9/16/2016^ to 10/31/2016	0.90	%*	$21.2	3.84	%‡**	3.84	%Ø‡**	0.65	%‡**	0.65	%Ø‡**	0.26	%‡**	0	%*	0	%Ø*
Class A
4/30/2017 (Unaudited)	7.76	%*	$2.2	1.66	%**	1.66	%Ø**	1.01	%**	1.01	%Ø**	0.03	%**	0	%*	0	%Ø*
Period from 9/16/2016^ to 10/31/2016	0.90	%*	$0.4	4.26	%‡**	4.26	%Ø‡**	1.01	%‡**	1.01	%Ø‡**	(0.05	)%‡**	0	%*	0	%Ø*
Class C
4/30/2017 (Unaudited)	7.44	%*	$0.2	2.55	%**	2.55	%Ø**	1.76	%**	1.76	%Ø**	(0.73	)%**	0	%*	0	%Ø*
Period from 9/16/2016^ to 10/31/2016	0.80	%*	$0.1	5.10	%‡**	5.10	%Ø‡**	1.76	%‡**	1.76	%Ø‡**	(0.86	)%‡**	0	%*	0	%Ø*
Class R6
4/30/2017 (Unaudited)	8.01	%*	$11.5	1.21	%**	1.21	%Ø**	0.58	%**	0.58	%Ø**	0.46	%**	0	%*	0	%Ø*
Period from 9/16/2016^ to 10/31/2016	1.00	%*	$4.8	3.77	%‡**	3.77	%Ø‡**	0.58	%‡**	0.58	%Ø‡**	0.26	%‡**	0	%*	0	%Ø*

Notes to Financial Highlights (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. Total return would have been the same for each of the respective years if Long Short had not received the refund listed in Note G of the Notes to Financial Statements.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

*  Not annualized.

**  Annualized.

Ø  Hedged Option Premium Strategy, Multi-Asset Income, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy did not engage in short sales. For the six months ended April 30, 2017, Long Short Credit did not engage in short sales.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales and Reverse Repurchase Agreements	Excluding Dividend and Interest Expense Relating to Short Sales and Reverse Repurchase Agreements
	Year Ended October 31, 2013
Long Short Institutional Class	1.69%	1.54%
Long Short Class A	2.06%	1.92%
Long Short Class C	2.81%	2.66%

^  The date investment operations commenced.

a  The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, were 88% and 87%, respectively, for the six months ended April 30, 2017, 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015, for Global Allocation. The portfolio turnover rate including mortgage dollar roll transactions was 63% for the six months ended April 30 2017, for Multi-Asset Income.

b  The voluntary contributions received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.

Notes to Financial Highlights (Unaudited) (cont'd)

c  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total return for the six months ended April 30, 2017.

d  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)	Ratio of Net Investment Income/ (Loss) to Average Net Assets
	Six Months Ended April 30, 2017
Long Short Institutional Class	1.82%	1.34%	0.22%
Long Short Class A	2.17%	1.69%	(0.10)%
Long Short Class C	2.93%	2.44%	(0.87)%

e  Consolidated financial highlights, see Note A in the Notes to Financial Statements.

f  Dividend and interest expense relating to short sales, which is a non-recurring expense for Global Allocation, is included in these ratios on a non-annualized basis.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas, 22nd Floor
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Neuberger Berman Hedged Option Premium Strategy Fund: Initial Consideration of the Management Agreement

At a meeting held on December 13-14, 2016, the Board of Trustees (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), evaluated and approved the management agreement with Management (the "Agreement") with respect to Neuberger Berman Hedged Option Premium Strategy Fund (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel").

In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed materials provided by Management and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of the Trust. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports that feed into the Contract Review Committee, which reviews and takes account of the information.

The Independent Fund Trustees receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of management and advisory agreements. During the course of their deliberations regarding their review of the Agreement, the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.

In connection with its approval of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management; (2) the expected costs of the services to be provided by Management; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance services. The Board also considered Management's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board also reviewed whether Management would use brokers to execute Fund transactions that provide research and other services to Management and the types of benefits potentially derived from such services by Management, the Fund and other clients of Management. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management as no significant compliance problems were reported to the

Board with respect to the firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

The Board also considered the manner in which Management addressed various non-routine matters that have arisen in the past, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management in response to recent market conditions, such as regulatory concerns about current trading issues, market liquidity and potential volatility, and considered the overall performance of Management in this context.

With respect to the overall fairness of the Agreement, the Board considered the fee structures proposed for the Fund under the Agreement for the four classes to be registered initially as compared to a peer group of comparable funds. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and total expense ratio for one of the four classes to a peer group of comparable funds and determined that the total expenses projected for that class were below the median relative to the peer group. The Board considered that for the other three classes the peer group was too small to provide a basis for comparison and reviewed a comparison of the Fund's proposed management fee and total expense ratio to the relevant Morningstar category. Based on this review, the Board determined that the total expenses projected for the other three classes were below the median relative to the Morningstar category. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group or Morningstar category. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreement, the Board concluded that the terms of the Agreement are fair and reasonable to the Fund and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

L0088 06/17

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Semi-Annual Report

April 30, 2017

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY
Absolute Return Multi-Manager Fund	2
FUND EXPENSE INFORMATION	6
CONSOLIDATED SCHEDULE OF INVESTMENTS	8
CONSOLIDATED FINANCIAL STATEMENTS	68
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	91
Directory	95
Proxy Voting Policies and Procedures	96
Quarterly Portfolio Schedule	96
Board Consideration of New Sub-Advisory Agreement: TPH Asset Management, LP	97

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2017 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund.

The U.S. equity market generated strong results during the six-month reporting period, primarily driven by strong corporate earnings, as well as expectations for meaningful fiscal stimulus in the form of tax reform and infrastructure spending. Fixed income markets in the U.S. sold off as the U.S. Federal Reserve increased interest rates twice during the period and market participants began to price in potentially higher rates of inflation. In the currency market, the U.S. dollar initially rallied, but later weakened somewhat amid skepticism regarding the Trump administration's ability to quickly deliver on its growth-oriented agenda.

We continue to favor credit strategies, both corporate credit long/short and asset-backed, where we believe our subadvisers are well-positioned during periods of rising rates given their significant allocation to floating rate debt, low duration and attractive yields. We have maintained our substantial allocation to long/short equity strategies, as we anticipate equity correlations to remain low and dispersion to remain high. Shorts may become increasingly productive, as rising rates have the potential to expose companies that have survived due solely to access to cheap financing. We have also maintained our allocation to merger arbitrage, as rising rates have historically translated into more attractive spreads. Lastly, we have maintained our exposure to global macro/managed futures given our anticipation of increased volatility, which we believe should result in opportunities across asset classes.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 3.05% total return for the six months ended April 30, 2017, and underperformed its primary benchmark, the HFRX Global Hedge Fund Index, which posted a 3.86% return for the same period. (Performance for all share classes is provided in the table following this letter.)

The U.S. equity market generated strong results during the reporting period, primarily driven by strong corporate earnings, as well as expectations for meaningful fiscal stimulus in the form of tax reform and infrastructure spending. Fixed income markets in the U.S. sold off as the U.S. Federal Reserve increased interest rates twice during the period and market participants began to price in potentially higher rates of inflation. In the currency market, the U.S. dollar initially rallied, but later weakened somewhat amid skepticism regarding the Trump administration's ability to quickly deliver on its growth-oriented agenda.

The Fund's allocation to credit was the largest contributor to performance, followed by gains from long/short equity, merger arbitrage/event driven and global macro/managed futures.

Gains from credit were driven by the Fund's asset-backed securities (ABS) strategy and, to a lesser extent, the Fund's corporate credit long/short strategy. The gains generated from ABS were across sectors, while the gains generated from credit long/short were predominantly in floating rate bank debt.

Positive performance from the Fund's long/short equity allocation was driven by gains from longs, which outweighed losses from shorts. From a sector perspective, the largest positive contributors were Health Care, Information Technology and Materials, while the largest detractors were Equity Index Hedges and Real Estate.

Merger arbitrage/event driven strategies were the next largest contributors as several mergers progressed in the right direction and others came to a close. The small remaining allocation to softer catalyst special situations (e.g., spinoffs, divestitures, restructurings, share buybacks) contributed as well, as a number of idiosyncratic events occurred during the period.

The Fund's allocation to global macro/managed futures strategies was a small contributor as well for the period. Our global macro strategy focused on systematic currency trading, which generated gains from its long positions in the U.S. dollar versus the euro and yen. The Fund's managed futures strategy was a detractor, as losses from commodities, interest rates and currencies outpaced gains from equities.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts detracted from performance during the reporting period.

We continue to favor credit strategies, both corporate credit long/short and asset-backed, where we believe our subadvisers are currently well-positioned for periods of rising rates given their significant allocation to floating rate debt, low duration and attractive yields. We have maintained our substantial allocation to long/short equity strategies, as we anticipate equity correlations to remain low and dispersion to remain high. We believe shorts have the potential to become increasingly productive as rising rates have the potential to expose companies that have survived due solely to access to cheap financing. We have also maintained our allocation to merger arbitrage, as rising rates have historically translated into more attractive spreads. Lastly, we have maintained our exposure to global macro/managed futures given our anticipation of increased volatility, which we believe should result in opportunities across asset classes.

Sincerely,

DAVID KUPPERMAN AND JEFF MAJIT
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

2

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	5.9%	—%
Collateralized Mortgage Obligations	1.7	—
Commercial Mortgage-Backed Securities	7.7	—
Common Stocks	44.1	(15.6)
Convertible Bonds	0.9	—
Corporate Bonds	8.2	(1.5)
Exchange Traded Funds	—	(1.2)
Exchange Traded Note	—	(0.2)
Loan Assignments	7.5	—
Master Limited Partnerships	2.9	(0.6)
Options Purchased	0.1	—
Preferred Stock	0.0	—
Rights	0.6	—
U.S. Treasury Obligation	0.2	—
Warrants	0.1	—
Short-Term Investments	17.3	—
Other Assets Less Liabilities	21.9 *	—
Total	119.1%	(19.1)%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2017
	Date	04/30/2017	1 Year	Life of Fund
At NAV
Institutional Class	05/15/2012	3.05%	6.07%	2.04%
Class A	05/15/2012	2.87%	5.70%	1.67%
Class C	05/15/2012	2.56%	4.92%	0.92%
Class R6[3]	12/31/2013	3.15%	6.07%	2.07%
With Sales Charge
Class A		–3.08%	–0.38%	0.46%
Class C		1.56%	3.92%	0.92%
Index
HFRX Global Hedge Fund Index[1,2]		3.86%	6.21%	1.64%
S&P 500® Index[1,2]		13.32%	17.92%	14.75%
Bloomberg Barclays U.S. Aggregate Bond Index*[1,2]		–0.67%	0.83%	2.19%

*Effective August 24, 2016, the Barclays U.S. Aggregate Bond Index changed its name to the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Consolidated Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2016 were 2.88%, 3.25%, 4.01% and 2.76% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 2.83%, 3.18%, 3.94% and 2.74% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2017 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Endnotes

1  Please see "Glossary of Indices" on page 5 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Bloomberg Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Global Hedge Fund index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The performance information for Class R6 prior to the class's inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

*  On January 1, 2016, Neuberger Berman Management LLC ("NBM") and Neuberger Berman LLC ("Neuberger Berman") transferred to Neuberger Berman Fixed Income LLC ("NBFI") their rights and obligations pertaining to all services they provided to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC ("NBIA" or "Management"). In addition, since the date of the transfer, the services previously provided by NB Alternative Investment Management LLC ("NBAIM") have been provided by NBIA.

  Following the consolidation, the investment professionals of NBM and NBAIM who provided services to the Fund under the Agreements continue to provide the same services, except that they provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation did not result in any change in the investment processes employed by the Fund, the nature or level of services provided to the Fund, or the fees any Fund pays under its Agreements.

  On July 1, 2016, NBM was reorganized into Neuberger Berman (the "Reorganization"). Upon the completion of the Reorganization, Neuberger Berman assumed all rights and obligations pertaining to all services NBM provided to the Fund under any distribution agreement or distribution and services agreement (the "Agreements") or plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (the "Plans"). Accordingly, after the Reorganization, Neuberger Berman became the Fund's distributor and the services previously provided by NBM under the Agreements and Plans are provided by Neuberger Berman.

  Following the Reorganization, the employees of NBM provide the same services to the Fund under the Agreements and Plans, except that they provide those services in their capacities as employees of Neuberger Berman. Further, the Reorganization did not result in any change in the nature or level of services provided to the Fund, or the fees, if any, the Fund pays under the Agreements or the Plans.

  On January 1, 2017, the Fund's distributor, Neuberger Berman, changed its name to Neuberger Berman BD LLC.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, see the Fund's prospectus, which can be obtained by calling us at (800) 877-9700, or visiting our website at www.nb.com.

4

Glossary of Indices

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).

HFRX Global Hedge Fund Index:

The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

5

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2017 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

6

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/2016	Ending Account Value 4/30/2017	Expenses Paid During the Period(1) 11/1/2016 - 4/30/2017		Expense Ratio	Beginning Account Value 11/1/2016	Ending Account Value 4/30/2017	Expenses Paid During the Period(2) 11/1/2016 - 4/30/2017		Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,030.50	$13.24	(3)	2.63%	$1,000.00	$1,011.75	$13.12	(3)	2.63%
Class A	$1,000.00	$1,028.70	$15.09	(3)	3.00%	$1,000.00	$1,009.92	$14.95	(3)	3.00%
Class C	$1,000.00	$1,025.60	$18.83	(3)	3.75%	$1,000.00	$1,006.20	$18.65	(3)	3.75%
Class R6	$1,000.00	$1,031.50	$12.89	(3)	2.56%	$1,000.00	$1,012.10	$12.77	(3)	2.56%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

7

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) April 30, 2017

Investments	Shares	Value (000)
Long Positions 97.2%
Common Stocks 44.1%
Aerospace & Defense 0.2%
DigitalGlobe, Inc.*	7,500	$241
General Dynamics Corp.(a)	1,825	354
Raytheon Co.(a)	2,450	380
Ste Industrielle d'Aviation Latecoere SA (France)*	54,247	214
		1,189
Air Freight & Logistics 0.5%
FedEx Corp.(a)	10,220	1,939
XPO Logistics Europe SADIR (France)*(a)	2,000	427
		2,366
Airlines 0.0%(b)
AMR Corp. Escrow*(c)	14,383	17
Auto Components 0.1%
Delphi Automotive plc(a)	5,075	408
Automobiles 0.0%(b)
General Motors Co.(a)	6,150	213
Banks 1.4%
Bank of America Corp.	24,700	577
Barclays plc (United Kingdom)(a)	136,811	376
Cascade Bancorp*(a)	24,900	186
Citigroup, Inc.(a)	10,525	622
Comerica, Inc.(a)	8,550	605
CU Bancorp*	11,200	418
JPMorgan Chase & Co.(a)	6,775	589
Pacific Continental Corp.(a)	21,000	525
PrivateBancorp, Inc.(a)	22,005	1,271
Societe Generale SA (France)(a)	15,815	865
SVB Financial Group*	3,200	563
		6,597
Investments	Shares	Value (000)
Beverages 0.1%
Cott Corp. (Canada)(d)	17,763	$234
PepsiCo, Inc.(a)	2,400	272
		506
Biotechnology 1.7%
ACADIA Pharmaceuticals, Inc.*(d)	1,963	67
Biogen, Inc.*	5,453	1,479
BioMarin Pharmaceutical, Inc.*	15,201	1,457
Clovis Oncology, Inc.*	19,134	1,108
Incyte Corp.*	8,569	1,065
Neurocrine Biosciences, Inc.*	22,991	1,228
Novelion Therapeutics, Inc. (Canada)*(d)	11,677	119
TESARO, Inc.*	10,513	1,551
		8,074
Building Products 0.4%
Johnson Controls International plc(a)	50,127	2,084
Capital Markets 0.4%
Aretec Group, Inc., Class A*(c)(e)(f)	183,806	—
Electrum Special Acquisition Corp.*(d)	4,546	46
Goldman Sachs Group, Inc. (The)(a)	2,675	599
Janus Capital Group, Inc.(d)	39,200	535
KCG Holdings, Inc., Class A*	10,200	203
Matlin and Partners Acquisition Corp.*	32,244	323
		1,706
Chemicals 2.0%
Air Products & Chemicals, Inc.	9,305	1,307
Croda International plc (United Kingdom)(a)	12,203	595
Dow Chemical Co. (The)(a)	5,275	331
Investments	Shares	Value (000)
EI du Pont de Nemours & Co.	1,200	$96
Monsanto Co.(d)	5,964	695
PPG Industries, Inc.	11,885	1,305
Syngenta AG, ADR (Switzerland)*(d)	21,120	1,965
Valspar Corp. (The)(d)	16,600	1,867
WR Grace & Co.(a)	19,015	1,326
		9,487
Commercial Services & Supplies 0.0%(b)
TRC Cos., Inc.*	5,600	98
Communications Equipment 0.7%
Brocade Communications Systems, Inc.(a)	61,495	773
Cisco Systems, Inc.	9,100	310
Digi International, Inc.*(d)	3,400	42
Lumentum Holdings, Inc.*	18,165	777
Motorola Solutions, Inc.(a)	4,875	419
Palo Alto Networks, Inc.*	8,635	936
		3,257
Construction Materials 0.6%
Forterra, Inc.*	55,684	1,071
Headwaters, Inc.*(a)	31,100	739
HeidelbergCement AG (Germany)(a)	9,958	922
		2,732
Containers & Packaging 0.1%
Ball Corp.(a)	6,841	526
Multi Packaging Solutions International Ltd.*(a)	6,000	108
		634
Diversified Consumer Services 0.1%
Houghton Mifflin Harcourt Co.*	32,175	370
Nord Anglia Education, Inc. (Hong Kong)*	1,200	39
		409

See Notes to Consolidated Financial Statements

8

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Diversified Telecommunication Services 0.2%
General Communication, Inc., Class A*	4,500	$168
Level 3 Communications, Inc.*(a)	14,352	872
Lumos Networks Corp.*	1,500	27
		1,067
Electric Utilities 1.0%
ALLETE, Inc.	3,490	244
Great Plains Energy, Inc.(a)	16,754	496
NextEra Energy, Inc.	18,876	2,521
PG&E Corp.	11,398	764
Westar Energy, Inc.(d)	13,003	677
		4,702
Electronic Equipment, Instruments & Components 0.3%
Axis Communications AB (Sweden)(a)	16,400	630
FLIR Systems, Inc.	17,211	632
InvenSense, Inc.*(a)	11,300	145
		1,407
Energy Equipment & Services 0.3%
C&J Energy Services, Inc.*(a)	20,651	603
Fairmount Santrol Holdings, Inc.*	65,202	336
US Silica Holdings, Inc.(a)	14,012	582
		1,521
Equity Real Estate Investment Trusts (REITs) 0.3%
Colony NorthStar, Inc., Class A	9,076	119
FelCor Lodging Trust, Inc.(d)	5,800	45
New Senior Investment Group, Inc.	18,896	197
New York REIT, Inc.(a)	101,763	971
Silver Bay Realty Trust Corp.(d)	8,000	171
		1,503
Investments	Shares	Value (000)
Food & Staples Retailing 0.5%
Cia Brasileira de Distribuicao, ADR (Brazil)*(a)	9,229	$208
Magnit PJSC, GDR (Russia)(a)	9,084	317
Rite Aid Corp.*(d)	211,137	845
Wal-Mart de Mexico SAB de CV (Mexico)(a)	111,179	251
X5 Retail Group NV, GDR (Russia)*(a)	22,741	802
		2,423
Food Products 1.1%
AdvancePierre Foods Holdings, Inc.	9,100	370
Kraft Heinz Co. (The)	13,315	1,204
Mead Johnson Nutrition Co.(d)	23,477	2,083
Mondelez International, Inc., Class A(a)	20,530	924
Nomad Foods Ltd. (United Kingdom)*(d)	36,229	427
Pinnacle Foods, Inc.	1,126	65
		5,073
Gas Utilities 0.5%
Atmos Energy Corp.	24,545	1,989
WGL Holdings, Inc.(d)	2,000	165
		2,154
Health Care Equipment & Supplies 2.2%
ABIOMED, Inc.*(a)	10,625	1,385
Alere, Inc.*(a)(d)	36,473	1,793
CR Bard, Inc.	3,548	1,091
Edwards Lifesciences Corp.*	13,250	1,453
Nevro Corp.*	9,329	879
NuVasive, Inc.*	16,998	1,232
Smith & Nephew plc (United Kingdom)(a)	7,345	121
Syneron Medical Ltd. (Israel)*(d)	2,000	22
Wright Medical Group NV*	26,606	809
Zimmer Biomet Holdings, Inc.(d)	13,140	1,572
		10,357
Investments	Shares	Value (000)
Health Care Providers & Services 1.6%
Aetna, Inc.(a)	19,750	$2,668
Anthem, Inc.(a)	2,825	503
Brookdale Senior Living, Inc.*(d)	63,782	829
Cigna Corp.	5,934	928
Kindred Healthcare, Inc.	2,200	21
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)(a)	72,564	192
Sinopharm Group Co. Ltd., Class H (China)(a)	40,735	183
Universal Health Services, Inc., Class B	8,400	1,014
VCA, Inc.*(d)	16,026	1,467
		7,805
Health Care Technology 0.2%
Allscripts Healthcare Solutions, Inc.*	86,480	1,035
Hotels, Restaurants & Leisure 1.4%
Belmond Ltd., Class A (United Kingdom)*(d)	3,000	37
Drive Shack, Inc.(d)	13,511	55
Hilton Worldwide Holdings, Inc.(a)	30,621	1,806
Isle of Capri Casinos, Inc.*(a)	4,900	113
Panera Bread Co., Class A*	3,600	1,126
Pinnacle Entertainment, Inc.*	30,007	617
Playa Hotels & Resorts NV*(d)	169,253	1,759
Vail Resorts, Inc.(a)	6,320	1,249
		6,762
Household Durables 0.5%
Lennar Corp., Class B(d)	25,500	1,087
Mohawk Industries, Inc.*(d)	5,870	1,378
		2,465
Household Products 0.0%(b)
Colgate-Palmolive Co.(d)	894	64

See Notes to Consolidated Financial Statements

9

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Independent Power and Renewable Electricity Producers 0.4%
Atlantica Yield plc (Spain)	7,717	$161
NextEra Energy Partners LP(a)	16,989	589
Pattern Energy Group, Inc.(a)	27,626	608
TerraForm Global, Inc., Class A*(d)	77,000	366
		1,724
Industrial Conglomerates 0.1%
General Electric Co.	2,226	64
Smiths Group plc (United Kingdom)(a)	9,113	194
		258
Insurance 1.5%
Admiral Group plc (United Kingdom)(a)	9,710	253
AIA Group Ltd. (Hong Kong)(a)	187,760	1,300
Allied World Assurance Co. Holdings AG(a)	25,200	1,338
American International Group, Inc.	16,260	990
Aon plc	5,400	647
Athene Holding Ltd., Class A*	8,500	453
Chubb Ltd.(a)	4,525	621
Lincoln National Corp.(a)	8,775	578
RSA Insurance Group plc (United Kingdom)(a)	69,411	536
Syncora Holdings Ltd.*(a)	82,749	203
WMIH Corp.*(d)	60,581	91
		7,010
Internet & Direct Marketing Retail 0.5%
Amazon.com, Inc.*(a)	752	696
ASOS plc (United Kingdom)*(a)	2,559	193
Expedia, Inc.(a)	5,350	715
Priceline Group, Inc. (The)*(a)	428	790
		2,394
Investments	Shares	Value (000)
Internet Software & Services 2.1%
Alibaba Group Holding Ltd., ADR (China)*(a)	11,027	$1,274
Alphabet, Inc., Class A*(a)	2,237	2,068
Baidu, Inc., ADR (China)*(a)	2,205	397
eBay, Inc.*(a)	12,378	413
Facebook, Inc., Class A*(a)	12,185	1,831
Mail.Ru Group Ltd., GDR (Russia)*(a)	7,718	203
MercadoLibre, Inc. (Argentina)(a)	2,731	625
Pandora Media, Inc.*(d)	12,691	138
RetailMeNot, Inc.*	18,500	215
Tencent Holdings Ltd. (China)(a)	24,746	774
Yahoo!, Inc.*(d)	36,790	1,774
Yandex NV, Class A (Russia)*(a)	7,919	216
		9,928
IT Services 1.1%
DH Corp. (Canada)	9,400	175
Fidelity National Information Services, Inc.(a)	4,900	412
MoneyGram International, Inc.*	5,200	92
NeuStar, Inc., Class A*(a)(d)	21,900	727
PayPal Holdings, Inc.*(a)	12,377	591
Total System Services, Inc.	45,190	2,590
Visa, Inc., Class A(a)	4,425	404
		4,991
Leisure Products 0.0%(b)
Acushnet Holdings Corp.(d)	3,738	68
Life Sciences Tools & Services 1.6%
Bio-Rad Laboratories, Inc., Class A*(a)	9,505	2,075
Gerresheimer AG (Germany)(a)	14,040	1,101
Illumina, Inc.*	4,686	866
Investments	Shares	Value (000)
INC Research Holdings, Inc., Class A*	26,221	$1,180
PRA Health Sciences, Inc.*(a)	19,134	1,224
QIAGEN NV*	40,669	1,224
		7,670
Machinery 1.0%
Dover Corp.(a)	24,555	1,937
EnPro Industries, Inc.(a)	21,588	1,525
Pentair plc (United Kingdom)(a)	20,625	1,331
		4,793
Media 3.1%
CBS Corp. (Non-Voting), Class B(a)	20,612	1,372
Charter Communications, Inc.*(a)	1,225	423
Comcast Corp., Class A(a)	8,425	330
DISH Network Corp., Class A*	21,429	1,381
Global Eagle Entertainment, Inc.*	45,873	142
Gray Television, Inc.*(a)	85,499	1,253
ITV plc (United Kingdom)(a)	369,442	1,005
Liberty Global plc, Class C (United Kingdom)*(a)	11,454	396
Liberty Global plc LiLAC, Class C (United Kingdom)*(a)	1,668	36
Liberty Media Corp.-Liberty SiriusXM*(d)	3,348	127
Loral Space & Communications, Inc.*(d)	31,835	1,221
Nexstar Media Group, Inc.(a)	13,792	952
Sinclair Broadcast Group, Inc., Class A	23,555	929
Sirius XM Canada Holdings, Inc. (Canada)(a)	43,400	178

See Notes to Consolidated Financial Statements

10

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Stroeer SE & Co. KGaA (Germany)(a)	47,839	$2,767
Time Warner, Inc.(d)	20,362	2,021
Time, Inc.	581	9
Tribune Co. Litigation, Class 1C*(c)	300,000	1
Twenty-First Century Fox, Inc., Class B(d)	11,700	349
		14,892
Metals & Mining 0.3%
Constellium NV, Class A (Netherlands)*	130,018	903
Dominion Diamond Corp. (Canada)(d)	27,868	339
Stillwater Mining Co.*(d)	7,500	135
		1,377
Multiline Retail 0.3%
Dollar Tree, Inc.*	16,620	1,376
Multi-Utilities 0.6%
Avista Corp.(a)	6,242	252
Black Hills Corp.(a)	23,547	1,602
CMS Energy Corp.	3,662	166
Sempra Energy	6,747	762
		2,782
Oil, Gas & Consumable Fuels 1.5%
Cheniere Energy, Inc.*(a)	22,672	1,028
Devon Energy Corp.(a)	5,400	213
EOG Resources, Inc.	3,100	287
Golar LNG Ltd.(a)	20,787	530
InterOil Corp. (Singapore)*(c)(e)	11,200	47
Kinder Morgan, Inc.	46,074	951
Midstates Petroleum Co., Inc.*(a)	75,763	1,406
Pioneer Natural Resources Co.(a)	1,300	225
SemGroup Corp., Class A(a)	10,070	335
Targa Resources Corp.(a)	20,342	1,122
TransCanada Corp. (Canada)(a)	14,666	681
Investments	Shares	Value (000)
Williams Cos., Inc. (The)	6,343	$194
		7,019
Pharmaceuticals 1.5%
Akorn, Inc.*	10,000	335
Allergan plc(d)	7,571	1,846
Aralez Pharmaceuticals, Inc. (Canada)*	345	1
Bristol-Myers Squibb Co.(a)	25,358	1,421
Depomed, Inc.*(d)	7,039	84
Dermira, Inc.*	27,796	947
Dr Reddy's Laboratories Ltd., ADR (India)(a)	7,332	300
Hikma Pharmaceuticals plc (Jordan)(a)	17,797	446
Nektar Therapeutics*	35,378	671
Perrigo Co. plc	10,013	740
Teva Pharmaceutical Industries Ltd., ADR (Israel)(a)	4,006	127
		6,918
Professional Services 0.4%
Dun & Bradstreet Corp. (The)(a)	16,600	1,820
Intertrust NV (Netherlands)(a)(g)	1,072	21
		1,841
Road & Rail 1.1%
CSX Corp.(a)	61,745	3,139
Norfolk Southern Corp.(a)	16,425	1,930
		5,069
Semiconductors & Semiconductor Equipment 2.4%
Broadcom Ltd.(a)	7,856	1,735
Exar Corp.*	20,100	262
Lattice Semiconductor Corp.*(a)	21,700	149
Microchip Technology, Inc.(a)	34,935	2,640
NXP Semiconductors NV (Netherlands)*	59,644	6,307
Xcerra Corp.*(d)	8,300	81
		11,174
Investments	Shares	Value (000)
Software 0.9%
Activision Blizzard, Inc.(a)	4,200	$219
Dell Technologies, Inc., Class V*(d)	2,814	189
Mobileye NV*(d)	29,762	1,843
PTC, Inc.*	19,805	1,070
salesforce.com, Inc.*(a)(d)	4,550	392
Symantec Corp.(a)	14,025	444
		4,157
Specialty Retail 1.5%
AutoZone, Inc.*(a)	3,593	2,487
Cabela's, Inc.*	19,400	1,059
CST Brands, Inc.(a)	26,500	1,280
Hennes & Mauritz AB, Class B (Sweden)(a)	28,584	708
Pets at Home Group plc (United Kingdom)(a)	18,604	45
Sports Direct International plc (United Kingdom)*(a)	426,928	1,696
		7,275
Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.(a)	8,389	1,205
Hewlett Packard Enterprise Co.(d)	80,520	1,500
Samsung Electronics Co. Ltd., GDR (South Korea)(a)	869	853
Western Digital Corp.(a)	4,225	376
		3,934
Textiles, Apparel & Luxury Goods 1.3%
Burberry Group plc (United Kingdom)(a)	4,013	84
Coach, Inc.(a)	17,472	688
Deckers Outdoor Corp.*(a)	33,735	2,010
Kate Spade & Co.*	3,804	66
Michael Kors Holdings Ltd.*(a)	10,776	402
NIKE, Inc., Class B(a)	14,996	831

See Notes to Consolidated Financial Statements

11

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
PVH Corp.(a)	19,730	$1,994
		6,075
Thrifts & Mortgage Finance 0.1%
Astoria Financial Corp.(d)	2,835	58
EverBank Financial Corp.	23,056	450
Ocwen Financial Corp.*	89,574	205
		713
Tobacco 0.3%
Altria Group, Inc.(a)	3,125	224
Reynolds American, Inc.(d)	20,495	1,322
		1,546
Trading Companies & Distributors 0.4%
Brenntag AG (Germany)(a)	33,588	1,992
Transportation Infrastructure 0.5%
Macquarie Infrastructure Corp.(a)	26,361	2,145
Water Utilities 0.3%
American Water Works Co., Inc.	11,210	894
Aqua America, Inc.(a)	9,183	304
		1,198
Wireless Telecommunication Services 0.1%
T-Mobile US, Inc.*(a)	6,175	415
Total Common Stocks (Cost $199,320)		208,849
	Principal Amount
Corporate Bonds 8.2%
Banks 2.2%
Emigrant Capital Trust V 2.70%, 7/1/2037(c)(e)(g)(h)	$10,000,000	6,250
First National of Colorado Statutory Trust 5.91%, 9/15/2037(c)(e)(h)	5,000,000	3,350
Investments	Principal Amount	Value (000)
Hongkong & Shanghai Banking Corp. Ltd. (The) (Hong Kong) Series 3H, 1.38%, 7/27/2017(h)(i)	$450,000	$362
HSBC Bank plc (United Kingdom) Series 2M, 1.69%, 9/29/2017(h)(i)	130,000	105
Royal Bank of Scotland Group plc (United Kingdom) Series U, 7.64%, 9/30/2017(h)(i)	500,000	468
		10,535
Beverages 0.2%
CEDC Finance Corp. International, Inc. (Poland) 10.00%, 12/31/2022(g)	874,671	837
Capital Markets 2.0%
Sterling Capital Corp. 2.25%, 10/1/2037(c)(e)(h)	14,000,000	9,590
Chemicals 0.0%
Momentive Performance Materials, Inc. Escrow 10.00%, 10/15/2020(c)(e)(j)	613,000	—
Commercial Services & Supplies 0.7%
Corporate Risk Holdings LLC 9.50%, 7/1/2019(g)	3,108,000	3,310
Communications Equipment 0.2%
Gogo Intermediate Holdings LLC 12.50%, 7/1/2022(g)	688,000	788
Diversified Financial Services 0.1%
ASP AMC Merger Sub, Inc. 8.00%, 5/15/2025(g)	608,000	603
Tempo Acquisition LLC 6.75%, 6/1/2025(g)	61,000	63
		666
Investments	Principal Amount	Value (000)
Energy Equipment & Services 0.2%
FTS International, Inc. 8.63%, 6/15/2020(g)(h)	$229,000	$231
6.25%, 5/1/2022	575,000	498
		729
Hotels, Restaurants & Leisure 0.4%
Caesars Entertainment Operating Co., Inc. 9.13%, 2/15/2020(j)	1,445,829	1,768
Sugarhouse HSP Gaming Prop Mezz LP 5.88%, 5/15/2025(c)(g)	122,000	122
		1,890
Independent Power and Renewable Electricity Producers 0.3%
GenOn Energy, Inc. 9.50%, 10/15/2018	650,000	406
9.88%, 10/15/2020	1,453,000	901
		1,307
Insurance 0.2%
Ambac Assurance Corp. 5.10%, 6/7/2020(g)	784,981	956
Internet & Direct Marketing Retail 0.2%
Netflix, Inc. 4.38%, 11/15/2026(g)	1,127,000	1,110
Media 0.6%
Cenveo Corp. 6.00%, 8/1/2019(a)(g)	3,050,000	2,486
LBI Media, Inc. 10.00%, 4/15/2019(g)	363,000	360
		2,846
Oil, Gas & Consumable Fuels 0.4%
Cobalt International Energy, Inc. 10.75%, 12/1/2021(d)(g)	1,664,000	1,643
7.75%, 12/1/2023(g)	576,000	354

See Notes to Consolidated Financial Statements

12

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Midstates Petroleum Co., Inc. Escrow 10.00%, 6/1/2020(c)(e)(j)	$1,848,000	$—
		1,997
Pharmaceuticals 0.3%
Endo Ltd. 6.00%, 2/1/2025(g)	1,516,000	1,280
Technology Hardware, Storage & Peripherals 0.2%
Everi Payments, Inc. 10.00%, 1/15/2022	1,082,000	1,162
Total Corporate Bonds (Cost $40,063)		39,003
Commercial Mortgage-Backed Securities 7.7%
BAMLL Commercial Mortgage Securities Trust Series 2016-ASMZ, Class MZA, 10.24%, 12/15/2017(c)(g)(h)	5,000,000	5,007
Class F, 4.49%, 9/15/2026(a)(g)(h) Series 2013-DSNY,	4,600,000	4,590
Class E, 3.94%, 6/15/2028(a)(g)(h) Series 2014-ICTS,	3,450,000	3,368
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class EPA, 5.24%, 12/15/2027(g)(h)	1,778,391	1,790
COMM Mortgage Trust Series 2014-PAT, Class E, 4.14%, 8/13/2027(a)(g)(h)	4,800,000	4,821
CSMC Trust Series 2015-DEAL, Class E, 4.99%, 4/15/2029(g)(h)	1,000,000	1,006
Class D, 4.09%, 4/15/2029(g)(h) Series 2015-DEAL,	1,661,000	1,667
Investments	Principal Amount	Value (000)
EQTY Mortgage Trust Series 2014-INNS, Class E, 4.44%, 5/8/2031(g)(h)	$1,000,000	$1,002
GS Mortgage Securities Trust Series 2013-GC12, Class D, 4.58%, 6/10/2046(g)(h)	2,000,000	1,770
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-PHH, Class E, 4.29%, 8/15/2027(g)(h)	1,910,000	1,906
Class E, 4.59%, 6/15/2029(g)(h) Series 2014-INN,	3,000,000	3,000
Class E, 4.84%, 10/15/2029(g)(h) Series 2014-CBM,	1,700,000	1,710
Class D, 4.29%, 12/15/2047(h) Series 2013-C10,	1,000,000	907
Lone Star Portfolio Trust Series 2015-LSP, Class E, 6.59%, 9/15/2028(g)(h)	1,109,189	1,130
Palisades Center Trust Series 2016-PLSD, Class D, 4.74%, 4/13/2033(g)	1,000,000	998
Wells Fargo Commercial Mortgage Trust Series 2014-TISH, Class WTS2, 4.24%, 2/15/2027(g)(h)	1,700,000	1,726
Total Commercial Mortgage-Backed Securities (Cost $36,336)		36,398
Loan Assignments 7.5%(h)
Auto Components 0.1%
Innovative Xcessories & Services LLC, Term Loan B 5.75%, 11/29/2022	524,000	528
Investments	Principal Amount	Value (000)
Commercial Services & Supplies 0.1%
Harland Clarke Holdings Corp., Term Loan, 2/3/2022(k)	$72,000	$72
Lonestar Intermediate Super Holdings LLC, Term Loan 10.00%, 8/10/2021	249,000	259
		331
Containers & Packaging 0.1%
Industrial Container Services LLC, Term Loan, 4.00%, 4/28/2024	360,000	359
Diversified Consumer Services 0.7%
Affinion Group, Inc., Tranche B Term Loan 6.75%, 4/30/2018	3,174,995	3,166
Laureate Education, Inc., Term Loan B 5.50%, 4/21/2024	137,000	137
		3,303
Diversified Telecommunication Services 0.1%
Securus Holdings, Inc., Term Loan 9.00%, 4/30/2021	382,000	381
US TelePacific Corp., Term Loan 6.00%, 4/13/2023	101,000	100
		481
Energy Equipment & Services 0.2%
CGG Holding US, Inc., Term Loan (France) 6.65%, 5/15/2019	712,615	683
Pacific Drilling SA, Term Loan 4.63%, 6/3/2018(k)	231,584	107
Vertiv Co., Term Loan B 5.03%, 11/30/2023	297,440	299
		1,089

See Notes to Consolidated Financial Statements

13

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Food Products 0.0%(b)
Del Monte Foods, Inc., 1st Lien Term Loan 4.31%, 2/18/2021	$82,573	$69
Health Care Equipment & Supplies 0.0%(b)
Tecomet, Inc., Term Loan B 4/18/2024(k)	82,000	82
Health Care Providers & Services 1.2%
21st Century Oncology, Inc., Term Loan 7.28%, 4/30/2022	3,315,638	2,994
FHC Health Systems, Inc., Term Loan 5.00%, 9/30/2021	591,278	553
Highland Acquisition Holdings LLC, Term Loan B 6.50%, 11/30/2022(k)	1,069,463	1,059
Quorum Health Corp., Term Loan 7.75%, 4/29/2022	1,087,750	1,085
		5,691
Household Durables 0.1%
NBG Home, Term Loan B 4/13/2024(k)	250,000	249
Independent Power and Renewable Electricity Producers 0.4%
Nautilus Power LLC, Term Loan B 4/28/2024(k)	180,000	179
Star West Generation LLC, Term Loan B 5.90%, 3/13/2020	1,929,231	1,741
		1,920
Insurance 1.2%
Asurion LLC, 2nd Lien Term Loan 8.50%, 3/3/2021	1,509,000	1,531
Confie Seguros Holding II Co., 2nd Lien Term Loan 10.25%, 5/8/2019	1,275,000	1,267
Investments	Principal Amount	Value (000)
Confie Seguros Holding II Co., Term Loan B 5.75%, 4/19/2022	$868,823	$868
Cunningham Lindsey US, Inc., 1st Lien Term Loan 5.03%, 12/10/2019	2,420,506	2,172
		5,838
Internet Software & Services 0.1%
TierPoint LLC, 1st Lien Term Loan, 3.75%, 4/28/2024	479,000	481
IT Services 0.1%
Global Cash Access (BVI), Inc., 1st Lien Term Loan B 6.30%, 12/18/2020	240,314	241
Media 0.1%
Global Eagle Entertainment, Inc., Term Loan 7.32%, 1/6/2023	706,000	649
Oil, Gas & Consumable Fuels 0.1%
Gulf Finance LLC, Term Loan B 6.25%, 8/25/2023	326,360	326
Pharmaceuticals 0.3%
Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan BF1 5.74%, 4/1/2022(k)	1,519,742	1,528
Professional Services 1.0%
Duff & Phelps Corp., 2nd Lien Term Loan 9.65%, 8/19/2021	2,009,250	2,014
Emerald 2 Ltd., Term Loan B1 5.15%, 5/14/2021	2,881,000	2,708
		4,722
Investments	Principal Amount	Value (000)
Real Estate Management & Development 0.0%(b)
Lightstone Holdco LLC, Term Loan B 5.50%, 1/30/2024	$200,151	$201
Lightstone Holdco LLC, Term Loan C 5.50%, 1/30/2024	12,348	12
		213
Semiconductors & Semiconductor Equipment 1.0%
MaxLinear, Inc., Term Loan B 4/13/2024(k)	73,000	73
SunEdison, Inc., 1st Lien Term Loan B 12.00%, 4/26/2017	1,002,091	1,005
SunEdison, Inc., 2nd Lien Term Loan A2 12.75%, 7/2/2018(j)	1,852,000	259
SunEdison, Inc., DIP Term Loan 5/26/2017(e)(k)	2,725,000	2,725
SunEdison, Inc., Initial Tranche Term Loan A 12.00%, 5/26/2017	662,396	664
		4,726
Software 0.3%
Aptean, Inc., 1st Lien Term Loan 6.04%, 12/20/2022	265,000	269
Information Resources, Inc., 1st Lien Term Loan B 5.25%, 1/18/2024	325,000	328
Micro Focus US, Inc., 1st Lien Term Loan B3 4/19/2024(k)	220,000	221
Misys Ltd., 1st Lien Term Loan B 5/3/2024(k)	479,000	482
Misys Ltd., 2nd Lien Term Loan 5/3/2025(k)	144,000	147

See Notes to Consolidated Financial Statements

14

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Qlik Technologies, Inc., Term Loan 4/19/2024(k)	$72,000	$72
		1,519
Specialty Retail 0.0%(b)
A2Z Wireless Holdings, Inc., Term Loan 4/21/2023(k)	151,000	151
Technology Hardware, Storage & Peripherals 0.1%
Eastman Kodak Co., Term Loan 1 7.42%, 9/3/2019	330,554	331
Thrifts & Mortgage Finance 0.2%
Walter Investment Management Corp., Tranche B Term Loan 4.75%, 12/18/2020(k)	1,000,000	901
Total Loan Assignments (Cost $37,221)		35,728
Asset-Backed Securities 5.9%
Allegro CLO I Ltd. Series 2013-1A, Class C, 4.48%, 1/30/2026(g)(h)	1,000,000	1,000
Babson CLO Ltd. Series 2013-IA, Class D, 4.66%, 4/20/2025(g)(h)	1,450,000	1,453
Series 2015-2A, Class E, 6.71%, 7/20/2027(g)(h)	1,000,000	985
Catamaran CLO Ltd. Series 2012-1A, Class E, 6.77%, 12/20/2023(g)(h)	1,000,000	993
Series 2013-1A, Class D, 4.92%, 1/27/2025(g)(h)	1,000,000	1,005
Series 2015-1A, Class E, 6.30%, 4/22/2027(g)(h)	800,000	750
Series 2015-1A, Class D, 4.80%, 4/22/2027(g)(h)	1,000,000	993
Investments	Principal Amount	Value (000)
CIFC Funding Ltd. Series 2016-1A, Class D, 5.16%, 10/21/2028(g)(h)	$1,000,000	$1,011
Covenant Credit Partners CLO II Ltd. Series 2014-2A, Class D, 4.81%, 10/17/2026(g)(h)	2,000,000	1,988
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF4, 4.87%, 10/25/2035(h)	230,480	234
Denali Capital CLO X Ltd. Series 2013-1A, Class B2L, 5.92%, 4/28/2025(g)(h)	1,000,000	981
DT Auto Owner Trust Series 2015-1A, Class D, 4.26%, 2/15/2022(g)	1,500,000	1,531
Golub Capital Partners CLO 22B Ltd. Series 2015-22A, Class C, 5.20%, 2/20/2027(g)(h)	900,000	901
Halcyon Loan Advisors Funding Ltd. Series 2012-2A, Class E, 6.55%, 12/20/2024(g)(h)	300,000	283
JP Morgan Mortgage Acquisition Trust Series 2007-CH1, Class AF6, 4.98%, 11/25/2036(l)	277,176	277
KKR CLO Trust Series 2012-1A, Class C, 5.63%, 12/15/2024(g)(h)	600,000	602
Madison Park Funding XIV Ltd. Series 2014-14A, Class DR, 4.41%, 7/20/2026(g)(h)	1,000,000	1,000
Investments	Principal Amount	Value (000)
Nomad CLO Ltd. Series 2013-1A, Class D, 5.91%, 1/15/2025(g)(h)	$1,400,000	$1,393
Ocean Trails CLO V Series 2014-5A, Class E, 6.51%, 10/13/2026(g)(h)	1,000,000	975
Series 2014-5A, Class DR, 4.76%, 10/13/2026(g)(h)	3,050,000	3,050
Octagon Investment Partners XX Ltd. Series 2014-1A, Class E, 6.28%, 8/12/2026(g)(h)	250,000	237
Octagon Investment Partners XXII Ltd. Series 2014-1A, Class E1, 6.40%, 11/25/2025(g)(h)	600,000	585
OFSI Fund V Ltd. Series 2013-5A, Class B2L, 6.41%, 4/17/2025(g)(h)	1,000,000	1,002
OHA Loan Funding Ltd. Series 2012-1A, Class DR, 5.30%, 1/23/2027(g)(h)	1,000,000	1,010
OZLM XI Ltd. Series 2015-11A, Class D, 6.44%, 1/30/2027(g)(h)	1,200,000	1,170
OZLM XII Ltd. Series 2015-12A, Class C, 4.74%, 4/30/2027(g)(h)	1,000,000	1,003
Sound Harbor Loan Fund Ltd. Series 2014-1A, Class CR, 5.07%, 10/30/2026(g)(h)	1,000,000	1,000
Sound Point CLO I Ltd. Series 2012-1A, Class E, 7.16%, 10/20/2023(g)(h)	300,000	300
Total Asset-Backed Securities (Cost $27,102)		27,712

See Notes to Consolidated Financial Statements

15

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Master Limited Partnerships 2.9%
Energy Equipment & Services 0.1%
USA Compression Partners LP(a)	24,874	$417
Oil, Gas & Consumable Fuels 2.8%
Antero Midstream Partners LP	26,874	914
Boardwalk Pipeline Partners LP	51,445	933
Calumet Specialty Products Partners LP*(a)	48,699	175
Enable Midstream Partners LP(a)	18,622	304
Enbridge Energy Partners LP(a)	9,864	191
Energy Transfer Equity LP	34,654	647
EnLink Midstream Partners LP(a)	16,193	287
Enterprise Products Partners LP(a)	35,415	968
EQT Midstream Partners LP	1,833	143
MPLX LP(a)	13,176	464
NGL Energy Partners LP	31,561	505
Noble Midstream Partners LP(a)	3,206	161
NuStar GP Holdings LLC	10,928	300
ONEOK Partners LP	9,984	514
PennTex Midstream Partners LP	17,724	296
Plains All American Pipeline LP(a)	32,669	956
Rice Midstream Partners LP(a)	19,271	486
Shell Midstream Partners LP	28,259	905
Summit Midstream Partners LP(a)	27,386	645
Sunoco Logistics Partners LP	29,924	716
Valero Energy Partners LP	10,092	479
Western Gas Equity Partners LP(d)	17,650	808
Investments	Shares	Value (000)
Western Gas Partners LP	5,665	$333
Western Refining Logistics LP	36,162	918
Williams Partners LP(a)	11,227	460
		13,508
Total Master Limited Partnerships (Cost $13,159)		13,925
	Principal Amount
Collateralized Mortgage Obligations 1.7%
Alternative Loan Trust Series 2005-21CB, Class A17, 6.00%, 6/25/2035	$1,205,074	1,196
Chase Mortgage Finance Trust Series 2007-A2, Class 3A2, 3.38%, 7/25/2037(h)	324,065	310
Citicorp Mortgage Securities Trust Series 2006-3, Class 1A10, 6.25%, 6/25/2036	1,944,901	1,937
FNMA Series 2016-C05, Class 2M2, 5.44%, 1/25/2029(h)	1,000,000	1,091
Series 2016-C06, Class 1M2, 5.24%, 4/25/2029(h)	1,000,000	1,087
MASTR Alternative Loan Trust Series 2004-10, Class 4A1, 6.00%, 9/25/2019	63,429	65
Oaktown Re Ltd. Series 2017-1A, Class M2, 0.00%, 4/25/2027(e)(g)	1,000,000	1,000
WaMu Mortgage Pass-Through Certificates Trust Series 2004-S1, Class 1A11, 5.50%, 3/25/2034	124,352	129
Investments	Principal Amount	Value (000)
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-1, Class 1A1, 5.50%, 3/25/2035	$551,686	$560
Wells Fargo Mortgage Backed Securities Trust Series 2007-14, Class 1A1, 6.00%, 10/25/2037(a)	509,207	500
Total Collateralized Mortgage Obligations (Cost $7,922)		7,875
Convertible Bonds 0.9%
Capital Markets 0.0%(b)
Walter Investment Management Corp. 4.50%, 11/1/2019	295,000	95
Diversified Consumer Services 0.3%
Ascent Capital Group, Inc. 4.00%, 7/15/2020	1,497,000	1,137
Energy Equipment & Services 0.0%(b)
Hornbeck Offshore Services, Inc. 1.50%, 9/1/2019	173,000	115
Internet Software & Services 0.1%
Twitter, Inc. 0.25%, 9/15/2019	678,000	642
Media 0.2%
DISH Network Corp. 3.38%, 8/15/2026(g)	900,000	1,101
Oil, Gas & Consumable Fuels 0.1%
Cobalt International Energy, Inc. 3.13%, 5/15/2024	859,000	247

See Notes to Consolidated Financial Statements

16

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Semiconductors & Semiconductor Equipment 0.2%
SunEdison, Inc. 5.00%, 7/2/2018(e)(g)(j)	$2,809,000	$730
Total Convertible Bonds (Cost $5,264)		4,067
	No. of Rights
Rights 0.6%
Biotechnology 0.1%
Ambit Biosciences Corp. (Daiichi Sankyo Co. Ltd.) CVR*(c)(e)	70,000	42
Chelsea Therapeutics, Inc. (H Lundbeck A/S) CVR (Denmark)*(c)(e)	3,500	—	(m)
Durata Therapeutics, Inc. (Actavis plc) CVR*(c)(e)	40,000	—
Dyax Corp. CVR*(c)	40,350	51
Tobira Therapeutics, Inc.*(c)(e)	6,900	95
		188
Food & Staples Retailing 0.0%(b)
Safeway, Inc. (Casa Ley) CVR*(c)	112,000	28
Safeway, Inc. (Property Development Centers) CVR*(c)	112,000	2
		30
Health Care Providers & Services 0.0%(b)
Community Health Systems, Inc.*	19,082	—	(m)
Media 0.0%(b)
Media General, Inc. CVR*(c)(e)	76,116	122
Pharmaceuticals 0.0%
Omthera Pharmaceuticals, Inc. (AstraZeneca plc) CVR (United Kingdom)*(c)(e)	100	—
Investments	No. of Rights	Value (000)
Semiconductors & Semiconductor Equipment 0.5%
SunEdison, Inc., 2nd Lien DIP Roll Up Rights, expiring 4/26/2017*(e)	3,662,393	$2,307
Total Rights (Cost $1,059)		2,647
	Principal Amount
U.S. Treasury Obligation 0.2%
U.S. Treasury Bond 2.88%, 11/15/2046 (Cost $794)	$817,000	803
	No. of Contracts
Options Purchased 0.1%
Call Options 0.0%(b)
Energy Equipment & Services 0.0%(b)
Fairmount Santrol Holdings, Inc. 6/16/2017 @ 7.50	324	6
Seadrill Partners LLC 6/16/2017 @ 5.00	116	—	(m)
Total Call Options		6
Put Options 0.1%
Exchange Traded Funds 0.1%
iShares Russell 2000 Index Fund 6/30/2017 @ 130.00	777	78
Russell 2000 Index 6/30/2017 @ 1,350.00	35	63
S&P 500 Index 6/15/2018 @ 2,150.00	8	58
S&P 500 Index 6/16/2017 @ 2,200.00	405	203
SPDR S&P 500 Fund Trust 9/15/2017 @ 215.00	245	49
Total Put Options		451
Total Options Purchased (Cost $1,458)		457
Investments	No. of Warrants	Value (000)
Warrants 0.1%
Biotechnology 0.0%
Novelion Therapeutics, Inc., expiring 12/30/2016 (Canada)*(c)(e)	757,716	$—
Capital Markets 0.1%
Acasta Enterprises, Inc., expiring 1/3/2022 (Canada)*	219,049	164
Electrum Special Acquisition Corp., expiring 6/11/2021*(d)	3,600	1
		165
Hotels, Restaurants & Leisure 0.0%(b)
Playa Hotels & Resorts NV, expiring 3/10/2022*(d)	159,945	123
Total Warrants (Cost $—)		288
	Shares
Preferred Stock 0.0%(b)
Thrifts & Mortgage Finance 0.0%(b)
FNMA, Series S, 8.25%, 12/31/2020 (Cost $242)*(h)(i)	24,800	182
Short-Term Investments 17.3%
Investment Companies 17.3%
Dreyfus Treasury Securities Cash Management Institutional Class, 0.58%(n)	461,577	462
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio Institutional Class, 0.57%(a)(n)	67,809,984	67,810
Western Asset Institutional U.S. Treasury Reserves Ltd., 1.00%(a)(n)(o)	13,755,482	13,755
Total Investment Companies (Cost $82,027)		82,027
Total Long Positions (Cost $451,967)		459,961
See Notes to Consolidated Financial Statements

17

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Short Positions (19.1)%(p)
Common Stocks (15.6)%
Aerospace & Defense (0.1)%
Triumph Group, Inc.	(22,365)	$(586)
Air Freight & Logistics (0.1)%
CH Robinson Worldwide, Inc.	(4,570)	(332)
Airlines (0.2)%
Deutsche Lufthansa AG (Registered) (Germany)*	(41,175)	(710)
Exchange Income Corp. (Canada)	(14,600)	(375)
		(1,085)
Auto Components (0.5)%
Autoliv, Inc. (Sweden)	(9,299)	(932)
BorgWarner, Inc.	(19,835)	(838)
Goodyear Tire & Rubber Co. (The)	(15,544)	(563)
		(2,333)
Automobiles (0.1)%
Ford Motor Co.	(57,265)	(657)
Banks (0.5)%
Canadian Imperial Bank of Commerce (Canada)	(8,908)	(720)
Canadian Western Bank (Canada)	(13,585)	(267)
Columbia Banking System, Inc.	(13,504)	(534)
First Interstate BancSystem, Inc., Class A	(3,698)	(140)
National Bank of Canada (Canada)	(8,015)	(311)
PacWest Bancorp	(5,941)	(293)
		(2,265)
Beverages (0.2)%
Brown-Forman Corp., Class B	(17,480)	(827)
Biotechnology (0.3)%
Amgen, Inc.	(3,256)	(532)
Celgene Corp.*	(3,519)	(437)
United Therapeutics Corp.*	(2,390)	(300)
		(1,269)
Investments	Shares	Value (000)
Capital Markets (0.6)%
Deutsche Bank AG (Registered) (Germany)*	(29,400)	$(530)
Evercore Partners, Inc., Class A	(8,845)	(652)
Federated Investors, Inc., Class B	(13,200)	(354)
Franklin Resources, Inc.	(11,250)	(485)
Moody's Corp.	(3,650)	(432)
T Rowe Price Group, Inc.	(4,350)	(308)
		(2,761)
Chemicals (0.3)%
Dow Chemical Co. (The)	(1,538)	(97)
Praxair, Inc.	(6,920)	(865)
Scotts Miracle-Gro Co. (The)	(7,115)	(687)
		(1,649)
Commercial Services & Supplies (0.1)%
Stericycle, Inc.*	(4,950)	(422)
Construction & Engineering (0.1)%
Badger Daylighting Ltd. (Canada)	(17,400)	(414)
Consumer Finance (0.1)%
Credit Acceptance Corp.*	(2,375)	(483)
Diversified Consumer Services (0.2)%
ServiceMaster Global Holdings, Inc.*	(19,235)	(733)
Diversified Telecommunication Services (0.1)%
AT&T, Inc.	(4,826)	(191)
CenturyLink, Inc.	(10,845)	(279)
		(470)
Electric Utilities (1.0)%
American Electric Power Co., Inc.	(17,535)	(1,190)
Duke Energy Corp.	(18,639)	(1,538)
Eversource Energy	(7,294)	(433)
Hawaiian Electric Industries, Inc.	(19,100)	(640)
Southern Co. (The)	(19,221)	(957)
Xcel Energy, Inc.	(2,181)	(98)
		(4,856)
Investments	Shares	Value (000)
Electrical Equipment (0.3)%
Emerson Electric Co.	(11,060)	$(667)
Regal Beloit Corp.	(11,285)	(890)
		(1,557)
Electronic Equipment, Instruments & Components (0.0)%(b)
InvenSense, Inc.*	(10,225)	(132)
Energy Equipment & Services (0.1)%
Helmerich & Payne, Inc.	(2,817)	(171)
Keane Group, Inc.*	(1,127)	(16)
Patterson-UTI Energy, Inc.	(4,225)	(92)
ProPetro Holding Corp.*	(5,633)	(76)
RPC, Inc.	(5,633)	(102)
Superior Energy Services, Inc.*	(5,633)	(68)
		(525)
Equity Real Estate Investment Trusts (REITs) (0.5)%
DCT Industrial Trust, Inc.	(13,575)	(686)
Equity Residential	(7,800)	(504)
Park Hotels & Resorts, Inc.	(32,210)	(827)
Simon Property Group, Inc.	(3,300)	(545)
		(2,562)
Food & Staples Retailing (0.4)%
CVS Health Corp.	(7,150)	(590)
Kroger Co. (The)	(16,200)	(480)
Walgreens Boots Alliance, Inc.	(6,947)	(601)
		(1,671)
Food Products (0.4)%
B&G Foods, Inc.	(15,200)	(639)
Hormel Foods Corp.	(22,670)	(795)
Kellogg Co.	(8,915)	(633)
		(2,067)
Health Care Equipment & Supplies (0.6)%
Abbott Laboratories	(11,031)	(481)
ABIOMED, Inc.*	(5,700)	(743)
Becton Dickinson and Co.	(1,803)	(337)
DENTSPLY SIRONA, Inc.	(7,974)	(504)
LivaNova plc*	(14,115)	(744)
		(2,809)

See Notes to Consolidated Financial Statements

18

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Health Care Providers & Services (1.2)%
AmerisourceBergen Corp.	(7,118)	$(584)
Cardinal Health, Inc.	(7,678)	(557)
Express Scripts Holding Co.*	(9,289)	(570)
HCA Holdings, Inc.*	(7,133)	(601)
Henry Schein, Inc.*	(2,556)	(444)
Laboratory Corp. of America Holdings*	(3,860)	(541)
McKesson Corp.	(4,183)	(579)
Patterson Cos., Inc.	(14,230)	(633)
UnitedHealth Group, Inc.	(2,976)	(520)
Universal Health Services, Inc., Class B	(4,782)	(578)
		(5,607)
Hotels, Restaurants & Leisure (0.1)%
Darden Restaurants, Inc.	(4,775)	(407)
Eldorado Resorts, Inc.*	(3,308)	(63)
		(470)
Household Durables (0.5)%
Leggett & Platt, Inc.	(16,930)	(890)
Lennar Corp., Class A	(20,400)	(1,030)
Whirlpool Corp.	(3,575)	(664)
		(2,584)
Household Products (0.1)%
Church & Dwight Co., Inc.	(12,090)	(599)
Independent Power and Renewable Electricity Producers (0.1)%
TerraForm Power, Inc., Class A*	(44,230)	(557)
Industrial Conglomerates (0.1)%
Carlisle Cos., Inc.	(3,100)	(314)
Insurance 0.3%
Axis Capital Holdings Ltd.	(10,120)	(667)
Everest Re Group Ltd.	(2,890)	(727)
		(1,394)
Internet Software & Services (0.3)%
Alibaba Group Holding Ltd., ADR (China)*	(12,937)	(1,494)
Investments	Shares	Value (000)
IT Services (0.2)%
Alliance Data Systems Corp.	(1,925)	$(481)
iPayment Holdings, Inc.*	(14,043)	(3)
Western Union Co. (The)	(15,500)	(308)
		(792)
Leisure Products (0.1)%
Hasbro, Inc.	(6,760)	(670)
Life Sciences Tools & Services (0.4)%
Bruker Corp.	(34,565)	(843)
Charles River Laboratories International, Inc.*	(4,993)	(448)
Quintiles IMS Holdings, Inc.*	(6,377)	(537)
		(1,828)
Media (0.4)%
New Media Investment Group, Inc.	(45,519)	(599)
Omnicom Group, Inc.	(5,825)	(478)
SES SA FDR (Luxembourg)	(20,375)	(446)
Sirius XM Holdings, Inc.	(30,682)	(152)
Twenty-First Century Fox, Inc., Class A	(11,700)	(357)
		(2,032)
Multiline Retail (0.4)%
Dillard's, Inc., Class A	(8,684)	(481)
JC Penney Co., Inc.*	(53,005)	(285)
Kohl's Corp.	(17,601)	(687)
Macy's, Inc.	(3,239)	(94)
Nordstrom, Inc.	(11,305)	(546)
		(2,093)
Multi-Utilities (0.6)%
CenterPoint Energy, Inc.	(2,362)	(67)
Consolidated Edison, Inc.	(28,223)	(2,237)
Dominion Resources, Inc.	(4,206)	(326)
Public Service Enterprise Group, Inc.	(3,102)	(137)
		(2,767)
Oil, Gas & Consumable Fuels (0.1)%
Tallgrass Energy GP LP	(9,263)	(250)
Investments	Shares	Value (000)
Personal Products (0.2)%
Coty, Inc., Class A	(18,400)	$(329)
Herbalife Ltd.*	(7,450)	(471)
		(800)
Pharmaceuticals (1.4)%
Allergan plc	(2,191)	(534)
Eli Lilly & Co.	(5,759)	(473)
Johnson & Johnson	(4,526)	(559)
Merck & Co., Inc.	(7,184)	(448)
Mylan NV*	(16,341)	(610)
Novartis AG, ADR (Switzerland)	(5,965)	(459)
Pfizer, Inc.	(13,419)	(455)
Roche Holding AG (Switzerland)	(4,080)	(1,067)
Sanofi, ADR (France)	(10,224)	(484)
Teva Pharmaceutical Industries Ltd., ADR (Israel)	(18,990)	(600)
UCB SA (Belgium)	(5,491)	(428)
Valeant Pharmaceuticals International, Inc.*	(61,846)	(572)
		(6,689)
Professional Services (0.1)%
WageWorks, Inc.*	(4,455)	(329)
Semiconductors & Semiconductor Equipment (0.2)%
Advanced Energy Industries, Inc.*	(7,340)	(542)
QUALCOMM, Inc.	(4,825)	(259)
		(801)
Software (0.2)%
Workday, Inc., Class A*	(9,935)	(868)
Specialty Retail (0.7)%
AutoZone, Inc.*	(325)	(225)
Bed Bath & Beyond, Inc.	(12,400)	(480)
Best Buy Co., Inc.	(2,170)	(112)
CarMax, Inc.*	(3,900)	(228)
Gap, Inc. (The)	(9,992)	(262)
GNC Holdings, Inc., Class A	(8,567)	(67)
L Brands, Inc.	(1,590)	(84)

See Notes to Consolidated Financial Statements

19

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Ross Stores, Inc.	(5,100)	$(331)
Staples, Inc.	(10,618)	(104)
Tractor Supply Co.	(9,370)	(580)
Ulta Beauty, Inc.*	(2,855)	(804)
Williams-Sonoma, Inc.	(1,944)	(105)
		(3,382)
Textiles, Apparel & Luxury Goods (0.4)%
Fossil Group, Inc.*	(72,508)	(1,251)
NIKE, Inc., Class B	(3,665)	(203)
VF Corp.	(6,400)	(349)
		(1,803)
Thrifts & Mortgage Finance (0.3)%
BofI Holding, Inc.*	(29,474)	(704)
Genworth MI Canada, Inc. (Canada)	(22,725)	(564)
Home Capital Group, Inc. (Canada)	(27,132)	(160)
		(1,428)
Tobacco (0.1)%
British American Tobacco plc, ADR (United Kingdom)	(4,559)	(310)
Trading Companies & Distributors (0.3)%
GATX Corp.	(10,855)	(650)
WESCO International, Inc.*	(4,890)	(298)
WW Grainger, Inc.	(2,125)	(410)
		(1,358)
Total Common Stocks (Proceeds $(72,536))		(73,684)
	Principal Amount
Corporate Bonds (1.5)%
Air Freight & Logistics (0.0)%(b)
XPO Logistics, Inc. 6.50%, 6/15/2022(g)	$(155,000)	(165)
Food Products (0.2)%
Flowers Foods, Inc. 4.38%, 4/1/2022	(965,000)	(1,030)
Investments	Principal Amount	Value (000)
Hotels, Restaurants & Leisure (0.0)%(b)
Wynn Las Vegas LLC 5.50%, 3/1/2025(g)	$(102,000)	$(107)
Independent Power and Renewable Electricity Producers (0.0)%(b)
GenOn Energy, Inc. 7.88%, 6/15/2017	(132,000)	(92)
IT Services (0.2)%
iPayment, Inc. 9.50%, 12/15/2019(g)	(312,962)	(328)
Sungard Availability Services Capital, Inc. 8.75%, 4/1/2022(g)	(444,000)	(347)
		(675)
Multiline Retail (0.3)%
Macy's Retail Holdings, Inc. 4.50%, 12/15/2034	(1,533,000)	(1,336)
Pharmaceuticals (0.4)%
Endo Finance LLC 5.75%, 1/15/2022(g)	(1,516,000)	(1,417)
Valeant Pharmaceuticals International, Inc. 6.75%, 8/15/2018(g)	(661,000)	(662)
		(2,079)
Road & Rail (0.3)%
Hertz Corp. (The) 6.75%, 4/15/2019	(1,552,000)	(1,552)
Specialty Retail (0.1)%
Gap, Inc. (The) 5.95%, 4/12/2021	(226,000)	(245)
Total Corporate Bonds (Proceeds $(7,165))		(7,281)
	Shares
Exchange Traded Funds (1.2)%
Alerian MLP Fund	(138,087)	(1,740)
Energy Select Sector SPDR Fund	(7,702)	(523)
Investments	Shares	Value (000)
Health Care Select Sector SPDR Fund	(3,333)	$(252)
iShares Russell 2000 Fund	(2,285)	(318)
iShares U.S. Real Estate Fund	(4,580)	(361)
SPDR S&P MidCap 400 Fund Trust	(1,516)	(477)
SPDR S&P Oil & Gas Equipment & Services Fund	(5,633)	(100)
SPDR S&P500 Fund Trust	(2,370)	(564)
Utilities Select Sector SPDR Fund	(25,385)	(1,312)
VanEck Vectors Oil Services Fund	(563)	(16)
Total Exchange Traded Funds (Proceeds $(5,310))		(5,663)
Master Limited Partnerships (0.6)%
Gas Utilities (0.0)%(b)
Ferrellgas Partners LP	(18,341)	(108)
Oil, Gas & Consumable Fuels (0.6)%
Crestwood Equity Partners LP	(1,247)	(32)
DCP Midstream LP	(8,798)	(333)
Golar LNG Partners LP (United Kingdom)	(7,828)	(179)
Holly Energy Partners LP	(6,615)	(246)
Magellan Midstream Partners LP	(8,602)	(639)
Phillips 66 Partners LP	(7,017)	(370)
Spectra Energy Partners LP	(14,226)	(642)
TC PipeLines LP	(6,833)	(413)
		(2,854)
Total Master Limited Partnerships (Proceeds $(3,086))		(2,962)

See Notes to Consolidated Financial Statements

20

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Exchange Traded Note (0.2)%
JPMorgan Alerian MLP Index ETN (Proceeds $(799))	(26,323)	$(838)
Total Short Positions (Proceeds $(88,896))		(90,428)
Total Investments 78.1% (Cost $363,071)		369,533
Other Assets Less Liabilities 21.9%(q)		103,751
Net assets 100.0%		$473,284

*  Non-income producing security.

(a)  All or a portion of this security is segregated in connection with obligations for futures, swaps, options written, and/or forward foreign currency contracts with a total value of approximately $176,131,000.

(b)  Represents less than 0.05% of net assets.

(c)  Illiquid security.

(d)  All or a portion of this security is pledged with the custodian for securities sold short and/or options written.

(e)  Security fair valued as of April 30, 2017 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2017 amounted to approximately $26,258,000, which represents 5.5% of net assets of the Fund.

(f)  Issuer filed for bankruptcy.

(g)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2017, these securities amounted to approximately $85,937,000 of long positions and $(3,026,000) of short positions, or 18.2% and (0.6%), respectively, of net assets of the Fund. Securities denoted with "(g)" but without "(c)" have been deemed by the investment manager to be liquid.

(h)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2017 and changes periodically.

(i)  Perpetual security. The rate reflected was the rate in effect on April 30, 2017. The maturity date reflects the next call date.

(j)  Defaulted security.

(k)  All or a portion of this security had not settled as of April 30, 2017 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(l)  Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of April 30, 2017.

(m)  Amount less than one thousand.

(n)  Represents 7-day effective yield as of April 30, 2017.

See Notes to Consolidated Financial Statements

21

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

(o)  All or a portion represents positions held by Neuberger Berman Cayman ARMM Fund I Ltd. (the "Subsidiary") (See Note A in Notes to Consolidated Financial Statements).

(p)  At April 30, 2017 the Fund had approximately $83,156,000 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(q)  Includes the impact of the Fund's open positions in derivatives at April 30, 2017.

Abbreviations

ADR  American Depositary Receipt

CLO  Collateralized Loan Obligations

CVR  Contingent Value Rights

DIP  Debtor-in-Possession

FDR  Fiduciary Depositary Receipt

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

PJSC  Public Joint Stock Company

SPDR  Standard & Poor's Depositary Receipt

Derivative Instruments

Futures contracts ("futures")

At April 30, 2017, open positions in futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
5/11/2017	10 Low Sulphur Gas Oil(a)	Long	$(38,666)
5/15/2017	32 Aluminum(a)	Long	18,296
5/15/2017	7 Copper(a)	Long	(71,118)
5/15/2017	4 Lead(a)	Long	(19,317)
5/15/2017	8 Nickel(a)	Long	(65,232)
5/15/2017	10 Zinc(a)	Long	(84,927)
5/19/2017	3 Amsterdam Index(a)	Long	7,397
5/19/2017	4 CAC 40 Index(a)	Long	7,742
5/19/2017	19 OMXS30 Index(a)	Long	15,379
5/25/2017	5 SGX Nifty 50 Index(a)	Long	439
5/26/2017	37 FTSE China A50 Index(a)	Long	(100)
5/26/2017	10 MSCI Taiwan Stock Index(a)	Long	510
5/29/2017	1 Hang Seng Index(a)	Long	820
5/29/2017	2 H-SHARES Index(a)	Long	(884)
5/30/2017	11 MSCI Singapore Index(a)	Long	2,228
5/31/2017	4 Brent Crude Oil(a)	Long	(5,286)
6/8/2017	70 Euro—Bobl(a)	Long	(19,667)
6/8/2017	28 Euro-BTP Italian Government Bond(a)	Long	10,179
6/8/2017	29 Euro—Bund(a)	Long	(25,343)

See Notes to Consolidated Financial Statements

22

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
6/8/2017	190 Euro—SCHATZ(a)	Long	$(20,191)
6/8/2017	1 Nikkei 225(a)	Long	221
6/8/2017	1 TOPIX Index(a)	Long	(1,257)
6/13/2017	4 10-Year Japanese Government Bond(a)	Long	(3,060)
6/15/2017	2 S&P/Toronto Stock Exchange 60 Index(a)	Long	686
6/15/2017	3 SPI 200 Index(a)	Long	9,217
6/16/2017	1 DAX Index(a)	Long	11,384
6/16/2017	3 E-Mini DJIA CBOT(a)	Long	1,984
6/16/2017	3 E-Mini MSCI EAFE Index(a)	Long	10,929
6/16/2017	4 E-Mini MSCI Emerging Markets Index(a)	Long	2,882
6/16/2017	2 E-Mini Russell 2000(a)	Long	1,397
6/16/2017	3 FTSE 100 Index(a)	Long	(6,983)
6/16/2017	1 FTSE/MIB Index(a)	Long	6,067
6/16/2017	3 NASDAQ 100 E-Mini(a)	Long	10,873
6/16/2017	3 S&P 500 E-Mini Index(a)	Long	1,315
6/16/2017	1 S&P MID 400 E-Mini(a)	Long	1,593
6/16/2017	8 Stoxx Europe 600 Index(a)	Long	6,485
6/16/2017	6 The EURO STOXX 50 Index(a)	Long	11,471
6/19/2017	26 Aluminum(a)	Long	3,111
6/19/2017	28 Australian Dollar(a)	Long	(15,659)
6/19/2017	8 Copper(a)	Long	(15,044)
6/19/2017	3 Lead(a)	Long	(2,998)
6/19/2017	34 Mexican Peso(a)	Long	(351)
6/19/2017	7 Nickel(a)	Long	(26,534)
6/19/2017	19 U.S. Dollar Index(a)	Long	(48,588)
6/19/2017	2 USD/Norwegian Krone Cross Rate	Long	1,213
6/19/2017	2 USD/Swedish Krona Cross Rate	Long	(3,981)
6/19/2017	10 Zinc(a)	Long	(36,634)
6/21/2017	2 Canadian 10-Year Bond	Long	1,273
6/21/2017	1 Canadian 10-Year Bond(a)	Long	615
6/28/2017	6 Gold 100 OZ(a)	Long	(7,774)
6/28/2017	37 Long Gilt(a)	Long	36,964
6/28/2017	6 Nymex Palladium(a)	Long	24,624
6/30/2017	28 Live Cattle(a)	Long	152,511
7/7/2017	22 Cotton No. 2(a)	Long	6,803
7/14/2017	2 Canola (WCE)(a)	Long	468
7/17/2017	20 Aluminum(a)	Long	1,011
7/17/2017	7 Copper(a)	Long	6,547
7/17/2017	3 Lead(a)	Long	329

See Notes to Consolidated Financial Statements

23

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
7/17/2017	1 Nickel(a)	Long	$(1,647)
7/17/2017	9 Zinc(a)	Long	8,323
7/27/2017	11 Copper(a)	Long	6,438
7/27/2017	8 Silver(a)	Long	(26,178)
7/31/2017	15 Robusta Coffee(a)	Long	(34,959)
8/31/2017	5 Feeder Cattle(a)	Long	29,846
12/7/2017	26 ASX 90-Day Bank Accepted Bills(a)	Long	1,150
3/21/2018	51 90-Day Sterling(a)	Long	3,968
5/15/2017	32 Aluminum(a)	Short	(16,357)
5/15/2017	7 Copper(a)	Short	19,348
5/15/2017	4 Lead(a)	Short	2,794
5/15/2017	8 Nickel(a)	Short	30,810
5/15/2017	10 Zinc(a)	Short	38,333
5/22/2017	9 WTI Crude Oil(a)	Short	(2,331)
5/26/2017	7 Natural Gas(a)	Short	(5,526)
5/31/2017	6 RBOB Gasoline(a)	Short	2,438
6/8/2017	15 Euro-BTP Italian Government Bond(a)	Short	(25,212)
6/8/2017	5 Euro-BTP Italian Government Bond	Short	(2,649)
6/8/2017	2 Euro—Bund	Short	2,125
6/8/2017	2 Euro-Buxl 30-Year Bond(a)	Short	(1,066)
6/8/2017	1 Euro—OAT(a)	Short	(424)
6/8/2017	2 Euro—OAT	Short	(3,243)
6/14/2017	17 Lean Hogs Livestock(a)	Short	(17,728)
6/15/2017	9 Australia 10-Year Bond(a)	Short	(23,760)
6/15/2017	45 Australia 3-Year Bond(a)	Short	(32,418)
6/15/2017	2 FTSE/JSE Top 40 Index(a)	Short	(3,454)
6/16/2017	36 S&P 500 E-Mini Index	Short	(15,928)
6/16/2017	273 The EURO STOXX 50 Index	Short	(553,142)
6/19/2017	26 Aluminum(a)	Short	(6,977)
6/19/2017	70 Australian Dollar	Short	(5,788)
6/19/2017	9 British Pound	Short	(11,192)
6/19/2017	10 British Pound(a)	Short	(33,055)
6/19/2017	8 Copper(a)	Short	(2,711)
6/19/2017	16 Euro Fx Future with American Style Options(a)	Short	(52,857)
6/19/2017	111 Euro Fx Future with American Style Options	Short	(402,044)
6/19/2017	251 Japanese Yen	Short	(651,480)
6/19/2017	12 Japanese Yen(a)	Short	448
6/19/2017	3 Lead(a)	Short	(759)
6/19/2017	2 New Zealand Dollar	Short	635

See Notes to Consolidated Financial Statements

24

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Expiration	Open Contracts	Position	Unrealized Appreciation/ (Depreciation)
6/19/2017	11 New Zealand Dollar(a)	Short	$7,070
6/19/2017	7 Nickel(a)	Short	23,373
6/19/2017	1 Polish Zloty	Short	(6,528)
6/19/2017	12 Swiss Franc(a)	Short	(25,642)
6/19/2017	4 Swiss Franc	Short	(8,662)
6/19/2017	10 Zinc(a)	Short	(3,130)
6/20/2017	31 Canadian Dollar(a)	Short	37,434
6/20/2017	2 Canadian Dollar	Short	2,125
6/21/2017	2 U.S. Treasury 10-Year Note	Short	1,246
6/21/2017	14 U.S. Treasury 10-Year Note(a)	Short	(30,600)
6/21/2017	1 U.S. Treasury 10-Year Ultra Bond(a)	Short	(1,345)
6/21/2017	2 U.S. Treasury 10-Year Ultra Note(a)	Short	(2,534)
6/21/2017	5 U.S. Treasury Long Bond(a)	Short	(15,884)
6/28/2017	1 Long Gilt	Short	(194)
6/30/2017	43 Sugar No. 11(a)	Short	12,548
6/30/2017	30 U.S. Treasury 2-Year Note(a)	Short	(1,746)
6/30/2017	21 U.S. Treasury 5-Year Note(a)	Short	(29,468)
7/14/2017	22 Cocoa(a)	Short	53,273
7/14/2017	12 Cocoa(a)	Short	30,051
7/14/2017	46 Corn(a)	Short	3,319
7/14/2017	11 Hard Red Winter Wheat(a)	Short	(3,072)
7/14/2017	41 Soybean(a)	Short	4,340
7/14/2017	28 Soybean Meal(a)	Short	(7,088)
7/14/2017	35 Soybean Oil(a)	Short	5,771
7/14/2017	35 Wheat(a)	Short	3,540
7/14/2017	4 White Sugar(a)	Short	1,315
7/17/2017	1 Copper(a)	Short	(1,084)
7/17/2017	7 Nickel(a)	Short	(2,256)
7/17/2017	1 Zinc(a)	Short	(972)
7/19/2017	18 Coffee 'C'(a)	Short	19,689
7/27/2017	12 Platinum(a)	Short	$7,321
12/18/2017	6 Euro CHF 3-Month LIFFE(a)	Short	596
3/19/2018	52 3-Month Euro Euribor(a)	Short	(7,353)
3/19/2018	18 Canadian 3-Month Bank Acceptance(a)	Short	(3,515)
6/18/2018	65 90-Day Euro Dollar(a)	Short	(21,546)
Total futures			$(1,890,468)

(a)  The investment is held by the Subsidiary (see Note A in Notes to Consolidated Financial Statements.)

See Notes to Consolidated Financial Statements

25

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

At April 30, 2017, the notional value of futures for the Fund was $109,141,780 for long positions and $(147,945,521) for short positions.

For the six months ended April 30, 2017, the average notional value of futures for the Fund was $93,115,053 for long positions and $(126,309,841) for short positions. The Fund had $4,564,904 deposited in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At April 30, 2017, open forward contracts for the Fund were as follows:

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
4,104	Brazilian Real	$1,299	Bank of America, NA(a)	5/3/2017	$(7)
4,002	Brazilian Real	1,278	Bank of America, NA(a)	5/3/2017	(17)
40,035	Brazilian Real	12,785	Bank of America, NA(a)	5/3/2017	(175)
40,031	Brazilian Real	12,786	Bank of America, NA(a)	5/3/2017	(177)
35,148	Brazilian Real	11,228	Bank of America, NA(a)	5/3/2017	(157)
4,001	Brazilian Real	1,278	Bank of America, NA(a)	5/3/2017	(18)
4,102	Brazilian Real	1,299	Bank of America, NA(a)	5/3/2017	(7)
4,101	Brazilian Real	1,298	Bank of America, NA(a)	5/3/2017	(6)
4,104	Brazilian Real	1,299	Bank of America, NA(a)	5/3/2017	(6)
41,014	Brazilian Real	12,990	Bank of America, NA(a)	5/3/2017	(72)
4,001	Brazilian Real	1,278	Bank of America, NA(a)	5/3/2017	(18)
41,034	Brazilian Real	12,990	Bank of America, NA(a)	5/3/2017	(66)
39,012	Brazilian Real	12,473	Bank of America, NA(a)	5/3/2017	(185)
39,006	Brazilian Real	12,473	Bank of America, NA(a)	5/3/2017	(187)
3,900	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(18)
88,719	Brazilian Real	27,830	Bank of America, NA(a)	5/3/2017	114
39,034	Brazilian Real	12,474	Bank of America, NA(a)	5/3/2017	(179)
3,902	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(18)
3,900	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(19)
39,006	Brazilian Real	12,473	Bank of America, NA(a)	5/3/2017	(187)
40,038	Brazilian Real	12,785	Bank of America, NA(a)	5/3/2017	(174)
88,678	Brazilian Real	27,830	Bank of America, NA(a)	5/3/2017	101
1,772	Brazilian Real	556	Bank of America, NA(a)	5/3/2017	2
3,900	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(19)
40,044	Brazilian Real	12,786	Bank of America, NA(a)	5/3/2017	(173)
113,046	Brazilian Real	36,045	Bank of America, NA(a)	5/3/2017	(439)
6,480	Brazilian Real	2,093	Bank of America, NA(a)	5/3/2017	(52)
40,038	Brazilian Real	12,785	Bank of America, NA(a)	5/3/2017	(174)
4,002	Brazilian Real	1,278	Bank of America, NA(a)	5/3/2017	(17)
40,035	Brazilian Real	12,785	Bank of America, NA(a)	5/3/2017	(175)
41,040	Brazilian Real	12,990	Bank of America, NA(a)	5/3/2017	(63)
100,582	Brazilian Real	31,984	Bank of America, NA(a)	5/3/2017	(304)
4,431	Brazilian Real	1,403	Bank of America, NA(a)	5/3/2017	(8)
4,102	Brazilian Real	1,299	Bank of America, NA(a)	5/3/2017	(7)
4,104	Brazilian Real	1,299	Bank of America, NA(a)	5/3/2017	(6)

See Notes to Consolidated Financial Statements

26

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
40,035	Brazilian Real	$12,785	Bank of America, NA(a)	5/3/2017	$(175)
400,477	Brazilian Real	127,851	Bank of America, NA(a)	5/3/2017	(1,712)
40,035	Brazilian Real	12,785	Bank of America, NA(a)	5/3/2017	(175)
40,038	Brazilian Real	12,786	Bank of America, NA(a)	5/3/2017	(175)
4,002	Brazilian Real	1,278	Bank of America, NA(a)	5/3/2017	(17)
4,105	Brazilian Real	1,299	Bank of America, NA(a)	5/3/2017	(6)
41,040	Brazilian Real	12,990	Bank of America, NA(a)	5/3/2017	(63)
4,002	Brazilian Real	1,278	Bank of America, NA(a)	5/3/2017	(17)
41,047	Brazilian Real	12,990	Bank of America, NA(a)	5/3/2017	(61)
41,040	Brazilian Real	12,990	Bank of America, NA(a)	5/3/2017	(63)
41,047	Brazilian Real	12,990	Bank of America, NA(a)	5/3/2017	(61)
41,038	Brazilian Real	12,990	Bank of America, NA(a)	5/3/2017	(64)
40,028	Brazilian Real	12,785	Bank of America, NA(a)	5/3/2017	(177)
74,746	Brazilian Real	23,700	Bank of America, NA(a)	5/3/2017	(157)
3,898	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(19)
24,375	Brazilian Real	7,797	Bank of America, NA(a)	5/3/2017	(119)
163,299	Brazilian Real	52,243	Bank of America, NA(a)	5/3/2017	(809)
17,723	Brazilian Real	5,565	Bank of America, NA(a)	5/3/2017	17
17,727	Brazilian Real	5,565	Bank of America, NA(a)	5/3/2017	19
2,172	Brazilian Real	695	Bank of America, NA(a)	5/3/2017	(11)
4,101	Brazilian Real	1,298	Bank of America, NA(a)	5/3/2017	(6)
41,044	Brazilian Real	12,989	Bank of America, NA(a)	5/3/2017	(61)
124,299	Brazilian Real	39,565	Bank of America, NA(a)	5/3/2017	(414)
41,031	Brazilian Real	12,989	Bank of America, NA(a)	5/3/2017	(66)
67,811	Brazilian Real	21,786	Bank of America, NA(a)	5/3/2017	(427)
4,102	Brazilian Real	1,298	Bank of America, NA(a)	5/3/2017	(6)
1,773	Brazilian Real	556	Bank of America, NA(a)	5/3/2017	2
3,899	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(19)
39,000	Brazilian Real	12,473	Bank of America, NA(a)	5/3/2017	(189)
88,713	Brazilian Real	27,828	Bank of America, NA(a)	5/3/2017	114
1,772	Brazilian Real	556	Bank of America, NA(a)	5/3/2017	2
17,736	Brazilian Real	5,565	Bank of America, NA(a)	5/3/2017	21
3,901	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(18)
88,666	Brazilian Real	27,829	Bank of America, NA(a)	5/3/2017	98
88,660	Brazilian Real	27,829	Bank of America, NA(a)	5/3/2017	97
177,435	Brazilian Real	55,657	Bank of America, NA(a)	5/3/2017	230
1,773	Brazilian Real	556	Bank of America, NA(a)	5/3/2017	2
2,863	Brazilian Real	915	Bank of America, NA(a)	5/3/2017	(13)
39,006	Brazilian Real	12,473	Bank of America, NA(a)	5/3/2017	(187)
38,994	Brazilian Real	12,473	Bank of America, NA(a)	5/3/2017	(191)
4,101	Brazilian Real	1,298	Bank of America, NA(a)	5/3/2017	(6)
4,102	Brazilian Real	1,298	Bank of America, NA(a)	5/3/2017	(6)
3,899	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(19)

See Notes to Consolidated Financial Statements

27

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
3,899	Brazilian Real	$1,247	Bank of America, NA(a)	5/3/2017	$(19)
39,028	Brazilian Real	12,474	Bank of America, NA(a)	5/3/2017	(181)
3,900	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(18)
39,022	Brazilian Real	12,474	Bank of America, NA(a)	5/3/2017	(183)
3,900	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(19)
3,899	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(19)
3,902	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(18)
41,037	Brazilian Real	12,989	Bank of America, NA(a)	5/3/2017	(63)
176,201	Brazilian Real	55,762	Bank of America, NA(a)	5/3/2017	(264)
60,073	Brazilian Real	18,841	Bank of America, NA(a)	5/3/2017	80
4,103	Brazilian Real	1,298	Bank of America, NA(a)	5/3/2017	(6)
9,428,055	Brazilian Real	2,998,221	Bank of America, NA(a)	5/3/2017	(28,647)
39,006	Brazilian Real	12,473	Bank of America, NA(a)	5/3/2017	(187)
39,012	Brazilian Real	12,473	Bank of America, NA(a)	5/3/2017	(185)
3,900	Brazilian Real	1,247	Bank of America, NA(a)	5/3/2017	(18)
1,772	Brazilian Real	556	Bank of America, NA(a)	5/3/2017	2
39,004	Brazilian Real	12,473	Bank of America, NA(a)	5/3/2017	(188)
17,736	Brazilian Real	5,566	Bank of America, NA(a)	5/3/2017	20
28,336	Brazilian Real	8,969	Bank of America, NA(a)	5/3/2017	(44)
12,305,225	Brazilian Real	3,826,430	Bank of America, NA(a)	6/2/2017	17,838
200,000	Canadian Dollar	149,211	JPMorgan Chase Bank, NA	6/15/2017	(2,598)
146,830	Canadian Dollar	110,232	JPMorgan Chase Bank, NA	6/30/2017	(2,568)
187,433	Canadian Dollar	140,173	JPMorgan Chase Bank, NA	6/30/2017	(2,737)
4,917,374	Chilean Peso	7,591	Bank of America, NA(a)	6/21/2017	(241)
42,797	Chilean Peso	65	Bank of America, NA(a)	6/21/2017	(1)
481,121	Chilean Peso	727	Bank of America, NA(a)	6/21/2017	(8)
477,375	Chilean Peso	723	Bank of America, NA(a)	6/21/2017	(9)
973,419	Chilean Peso	1,465	Bank of America, NA(a)	6/21/2017	(10)
38,196	Chilean Peso	58	Bank of America, NA(a)	6/21/2017	(1)
2,161,366	Chilean Peso	3,285	Bank of America, NA(a)	6/21/2017	(55)
1,943,509	Chilean Peso	2,929	Bank of America, NA(a)	6/21/2017	(24)
587,072	Chilean Peso	886	Bank of America, NA(a)	6/21/2017	(9)
490,153	Chilean Peso	754	Bank of America, NA(a)	6/21/2017	(21)
2,776,870	Chilean Peso	4,177	Bank of America, NA(a)	6/21/2017	(27)
98,756	Chilean Peso	147	Bank of America, NA(a)	6/21/2017	1
781,389,546	Chilean Peso	1,175,658	Bank of America, NA(a)	6/21/2017	(7,757)
42,781	Chilean Peso	65	Bank of America, NA(a)	6/21/2017	(1)
178,241	Czech Koruna	7,146	Bank of America, NA(a)	6/21/2017	111
201,919	Czech Koruna	8,130	Bank of America, NA(a)	6/21/2017	91
2,342,959	Czech Koruna	94,360	Bank of America, NA(a)	6/21/2017	1,029
200,186	Czech Koruna	8,023	Bank of America, NA(a)	6/21/2017	127
183,799	Czech Koruna	7,368	Bank of America, NA(a)	6/21/2017	115
204,990	Czech Koruna	8,342	Bank of America, NA(a)	6/21/2017	4

See Notes to Consolidated Financial Statements

28

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
75,518	Czech Koruna	$3,015	Bank of America, NA(a)	6/21/2017	$60
1,660	Czech Koruna	67	Bank of America, NA(a)	6/21/2017	1
3,149,950	Czech Koruna	125,496	Bank of America, NA(a)	6/21/2017	2,748
5,031	Czech Koruna	202	Bank of America, NA(a)	6/21/2017	3
48,220	Czech Koruna	1,961	Bank of America, NA(a)	6/21/2017	2
563,928	Czech Koruna	22,873	Bank of America, NA(a)	6/21/2017	86
2,464,920	Czech Koruna	98,518	Bank of America, NA(a)	6/21/2017	1,836
587,978	Czech Koruna	23,699	Bank of America, NA(a)	6/21/2017	239
553,300	Czech Koruna	22,482	Bank of America, NA(a)	6/21/2017	44
550,000	Euro	584,320	JPMorgan Chase Bank, NA	6/15/2017	16,173
170,610	Hungarian Forint	583	Bank of America, NA(a)	6/21/2017	11
6,123,393	Hungarian Forint	21,420	Bank of America, NA(a)	6/21/2017	(85)
6,562,968	Hungarian Forint	22,945	Bank of America, NA(a)	6/21/2017	(79)
2,185,610	Hungarian Forint	7,501	Bank of America, NA(a)	6/21/2017	114
824,273	Hungarian Forint	2,848	Bank of America, NA(a)	6/21/2017	24
2,579,737	Hungarian Forint	9,053	Bank of America, NA(a)	6/21/2017	(65)
2,358,438	Hungarian Forint	8,233	Bank of America, NA(a)	6/21/2017	(16)
121,576	Hungarian Forint	425	Bank of America, NA(a)	6/21/2017	(1)
289,424	Hungarian Forint	1,014	Bank of America, NA(a)	6/21/2017	(6)
4,003,980	Hungarian Forint	13,821	Bank of America, NA(a)	6/21/2017	129
3,802,565	Hungarian Forint	13,153	Bank of America, NA(a)	6/21/2017	96
1,635,786	Hungarian Forint	5,703	Bank of America, NA(a)	6/21/2017	(4)
4,191,719	Hungarian Forint	14,536	Bank of America, NA(a)	6/21/2017	69
2,879,964	Hungarian Forint	9,891	Bank of America, NA(a)	6/21/2017	143
1,646,877	Hungarian Forint	5,618	Bank of America, NA(a)	6/21/2017	120
128,912	Hungarian Forint	451	Bank of America, NA(a)	6/21/2017	(2)
5,666,261	Hungarian Forint	19,859	Bank of America, NA(a)	6/21/2017	(117)
648,638	Indian Rupee	9,632	Bank of America, NA(a)	6/21/2017	403
185,037	Indian Rupee	2,853	Bank of America, NA(a)	6/21/2017	10
596,765	Indian Rupee	9,113	Bank of America, NA(a)	6/21/2017	119
1,230,061	Indian Rupee	18,879	Bank of America, NA(a)	6/21/2017	150
243,277,230	Indian Rupee	3,612,000	Bank of America, NA(a)	6/21/2017	151,578
121,579,920	Indian Rupee	1,806,000	Bank of America, NA(a)	6/21/2017	74,881
12,653,742	Indian Rupee	187,455	Bank of America, NA(a)	6/21/2017	8,303
548,510	Indian Rupee	8,324	Bank of America, NA(a)	6/21/2017	162
412,803	Indian Rupee	6,361	Bank of America, NA(a)	6/21/2017	25
432,160	Indian Rupee	6,602	Bank of America, NA(a)	6/21/2017	84
408,531	Indian Rupee	6,259	Bank of America, NA(a)	6/21/2017	61
796,738	Indian Rupee	12,179	Bank of America, NA(a)	6/21/2017	147
296,256	Indian Rupee	4,554	Bank of America, NA(a)	6/21/2017	29
3,457	Israeli New Shekel	953	Bank of America, NA(a)	6/21/2017	3
4,622,829	Israeli New Shekel	1,261,066	Bank of America, NA(a)	6/21/2017	17,436
4,713	Israeli New Shekel	1,305	Bank of America, NA(a)	6/21/2017	(1)

See Notes to Consolidated Financial Statements

29

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
9,885	Israeli New Shekel	$2,741	Bank of America, NA(a)	6/21/2017	$(7)
16,911	Israeli New Shekel	4,691	Bank of America, NA(a)	6/21/2017	(14)
13,154	Israeli New Shekel	3,610	Bank of America, NA(a)	6/21/2017	28
11,265	Israeli New Shekel	3,086	Bank of America, NA(a)	6/21/2017	30
3,667,778	Korean Won	3,235	Bank of America, NA(a)	6/21/2017	(10)
146,377,715	Korean Won	129,802	Bank of America, NA(a)	6/21/2017	(1,079)
917,390	Korean Won	809	Bank of America, NA(a)	6/21/2017	(2)
917,228	Korean Won	809	Bank of America, NA(a)	6/21/2017	(2)
3,086,432	Korean Won	2,669	Bank of America, NA(a)	6/21/2017	45
1,505,288	Korean Won	1,328	Bank of America, NA(a)	6/21/2017	(4)
9,175,193	Korean Won	8,090	Bank of America, NA(a)	6/21/2017	(21)
9,172,523	Korean Won	8,090	Bank of America, NA(a)	6/21/2017	(24)
917,390	Korean Won	809	Bank of America, NA(a)	6/21/2017	(2)
9,174,707	Korean Won	8,090	Bank of America, NA(a)	6/21/2017	(22)
917,479	Korean Won	809	Bank of America, NA(a)	6/21/2017	(2)
917,519	Korean Won	809	Bank of America, NA(a)	6/21/2017	(2)
917,519	Korean Won	809	Bank of America, NA(a)	6/21/2017	(2)
9,172,523	Korean Won	8,090	Bank of America, NA(a)	6/21/2017	(24)
5,052,573	Korean Won	4,454	Bank of America, NA(a)	6/21/2017	(11)
3,841,835	Korean Won	3,407	Bank of America, NA(a)	6/21/2017	(29)
5,052,796	Korean Won	4,454	Bank of America, NA(a)	6/21/2017	(11)
1,103,866,376	Korean Won	954,035	Bank of America, NA(a)	6/21/2017	16,696
504,848	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
504,804	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
504,848	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
917,519	Korean Won	809	Bank of America, NA(a)	6/21/2017	(2)
9,171,714	Korean Won	8,090	Bank of America, NA(a)	6/21/2017	(24)
917,179	Korean Won	809	Bank of America, NA(a)	6/21/2017	(2)
504,848	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
5,053,018	Korean Won	4,454	Bank of America, NA(a)	6/21/2017	(10)
5,052,796	Korean Won	4,454	Bank of America, NA(a)	6/21/2017	(11)
9,173,332	Korean Won	8,090	Bank of America, NA(a)	6/21/2017	(23)
3,841,938	Korean Won	3,407	Bank of America, NA(a)	6/21/2017	(28)
5,053,108	Korean Won	4,454	Bank of America, NA(a)	6/21/2017	(10)
5,053,018	Korean Won	4,454	Bank of America, NA(a)	6/21/2017	(10)
8,374,003	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
8,374,003	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
837,182	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
504,946	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
504,759	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
5,052,796	Korean Won	4,454	Bank of America, NA(a)	6/21/2017	(11)
504,946	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
504,893	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
See Notes to Consolidated Financial Statements

30

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
504,826	Korean Won	$445	Bank of America, NA(a)	6/21/2017	$(1)
504,812	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
8,374,003	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
8,374,078	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
6,484,995	Korean Won	5,740	Bank of America, NA(a)	6/21/2017	(37)
2,980,434	Korean Won	2,604	Bank of America, NA(a)	6/21/2017	17
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
8,374,003	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
837,182	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
8,374,078	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
8,375,133	Korean Won	7,413	Bank of America, NA(a)	6/21/2017	(48)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
9,175,597	Korean Won	8,090	Bank of America, NA(a)	6/21/2017	(21)
6,766,436	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(92)
8,372,874	Korean Won	7,411	Bank of America, NA(a)	6/21/2017	(48)
6,767,040	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(91)
447,980	Korean Won	400	Bank of America, NA(a)	6/21/2017	(6)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
8,372,948	Korean Won	7,411	Bank of America, NA(a)	6/21/2017	(48)
6,766,738	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(91)
6,680,588	Korean Won	5,975	Bank of America, NA(a)	6/21/2017	(100)
4,765,496	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
475,646	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
475,646	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
465,473	Korean Won	412	Bank of America, NA(a)	6/21/2017	(3)
8,374,003	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
837,182	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
837,182	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
8,374,003	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
8,374,078	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
8,374,003	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
8,374,003	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
67,648,826	Korean Won	60,418	Bank of America, NA(a)	6/21/2017	(928)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)

See Notes to Consolidated Financial Statements

31

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
837,182	Korean Won	$741	Bank of America, NA(a)	6/21/2017	$(5)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
6,766,134	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(92)
6,767,644	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(91)
6,767,644	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(91)
6,766,738	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(91)
837,182	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
6,767,342	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(91)
8,374,003	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
383,350	Korean Won	340	Bank of America, NA(a)	6/21/2017	(3)
9,175,597	Korean Won	8,090	Bank of America, NA(a)	6/21/2017	(21)
9,174,788	Korean Won	8,090	Bank of America, NA(a)	6/21/2017	(22)
504,848	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
5,053,018	Korean Won	4,454	Bank of America, NA(a)	6/21/2017	(10)
5,053,018	Korean Won	4,454	Bank of America, NA(a)	6/21/2017	(10)
6,768,248	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(90)
6,764,321	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
6,764,321	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
6,764,925	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(93)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
66,832,535	Korean Won	59,753	Bank of America, NA(a)	6/21/2017	(981)
6,765,832	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(92)
6,764,321	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
6,764,019	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
6,766,134	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(92)
6,768,551	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(90)
6,764,321	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
6,764,321	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
6,764,019	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
50,582,385	Korean Won	44,544	Bank of America, NA(a)	6/21/2017	(62)
55,456,991	Korean Won	49,471	Bank of America, NA(a)	6/21/2017	(703)
383,391	Korean Won	340	Bank of America, NA(a)	6/21/2017	(3)
5,545,340	Korean Won	4,947	Bank of America, NA(a)	6/21/2017	(70)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
18,145,578	Korean Won	16,191	Bank of America, NA(a)	6/21/2017	(234)
3,006,461	Korean Won	2,702	Bank of America, NA(a)	6/21/2017	(58)
475,646	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
383,384	Korean Won	340	Bank of America, NA(a)	6/21/2017	(3)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
475,646	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
5,544,845	Korean Won	4,947	Bank of America, NA(a)	6/21/2017	(71)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)

See Notes to Consolidated Financial Statements

32

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
6,566,467	Korean Won	$5,858	Bank of America, NA(a)	6/21/2017	$(84)
6,566,349	Korean Won	5,858	Bank of America, NA(a)	6/21/2017	(84)
6,569,278	Korean Won	5,858	Bank of America, NA(a)	6/21/2017	(81)
6,408,403	Korean Won	5,760	Bank of America, NA(a)	6/21/2017	(125)
32,834,282	Korean Won	29,292	Bank of America, NA(a)	6/21/2017	(418)
6,569,103	Korean Won	5,858	Bank of America, NA(a)	6/21/2017	(81)
6,566,408	Korean Won	5,858	Bank of America, NA(a)	6/21/2017	(84)
6,568,693	Korean Won	5,858	Bank of America, NA(a)	6/21/2017	(82)
4,765,707	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
6,565,295	Korean Won	5,858	Bank of America, NA(a)	6/21/2017	(85)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
5,543,905	Korean Won	4,947	Bank of America, NA(a)	6/21/2017	(72)
553,404	Korean Won	494	Bank of America, NA(a)	6/21/2017	(7)
6,680,946	Korean Won	5,975	Bank of America, NA(a)	6/21/2017	(100)
33,413,318	Korean Won	29,876	Bank of America, NA(a)	6/21/2017	(493)
6,685,069	Korean Won	5,975	Bank of America, NA(a)	6/21/2017	(96)
4,765,496	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
30,136,554	Korean Won	26,943	Bank of America, NA(a)	6/21/2017	(441)
6,685,129	Korean Won	5,975	Bank of America, NA(a)	6/21/2017	(96)
1,463,106	Korean Won	1,298	Bank of America, NA(a)	6/21/2017	(11)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
6,684,233	Korean Won	5,975	Bank of America, NA(a)	6/21/2017	(97)
6,682,321	Korean Won	5,975	Bank of America, NA(a)	6/21/2017	(99)
27,720,166	Korean Won	24,738	Bank of America, NA(a)	6/21/2017	(361)
553,404	Korean Won	494	Bank of America, NA(a)	6/21/2017	(7)
5,354,296	Korean Won	4,779	Bank of America, NA(a)	6/21/2017	(70)
5,542,916	Korean Won	4,947	Bank of America, NA(a)	6/21/2017	(73)
27,715,699	Korean Won	24,736	Bank of America, NA(a)	6/21/2017	(363)
5,543,096	Korean Won	4,948	Bank of America, NA(a)	6/21/2017	(73)
5,542,421	Korean Won	4,947	Bank of America, NA(a)	6/21/2017	(73)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
3,841,052	Korean Won	3,407	Bank of America, NA(a)	6/21/2017	(29)
6,682,619	Korean Won	5,975	Bank of America, NA(a)	6/21/2017	(98)
5,542,421	Korean Won	4,947	Bank of America, NA(a)	6/21/2017	(73)
5,542,223	Korean Won	4,947	Bank of America, NA(a)	6/21/2017	(73)
5,542,223	Korean Won	4,947	Bank of America, NA(a)	6/21/2017	(73)
32,044,569	Korean Won	28,801	Bank of America, NA(a)	6/21/2017	(621)

See Notes to Consolidated Financial Statements

33

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
6,408,403	Korean Won	$5,760	Bank of America, NA(a)	6/21/2017	$(125)
32,046,009	Korean Won	28,801	Bank of America, NA(a)	6/21/2017	(620)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
5,908,335	Korean Won	5,239	Bank of America, NA(a)	6/21/2017	(43)
6,569,278	Korean Won	5,858	Bank of America, NA(a)	6/21/2017	(81)
640,863	Korean Won	576	Bank of America, NA(a)	6/21/2017	(12)
6,408,403	Korean Won	5,760	Bank of America, NA(a)	6/21/2017	(125)
6,563,580	Korean Won	5,865	Bank of America, NA(a)	6/21/2017	(93)
6,562,998	Korean Won	5,866	Bank of America, NA(a)	6/21/2017	(95)
475,646	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
475,646	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
65,703,814	Korean Won	58,582	Bank of America, NA(a)	6/21/2017	(803)
3,841,563	Korean Won	3,407	Bank of America, NA(a)	6/21/2017	(29)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
504,870	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
504,857	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
5,056,448	Korean Won	4,454	Bank of America, NA(a)	6/21/2017	(7)
505,209	Korean Won	445	Bank of America, NA(a)	6/21/2017	(1)
383,350	Korean Won	340	Bank of America, NA(a)	6/21/2017	(3)
3,841,563	Korean Won	3,407	Bank of America, NA(a)	6/21/2017	(29)
5,055,780	Korean Won	4,454	Bank of America, NA(a)	6/21/2017	(8)
6,408,979	Korean Won	5,760	Bank of America, NA(a)	6/21/2017	(124)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
65,652,326	Korean Won	58,659	Bank of America, NA(a)	6/21/2017	(925)
475,667	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
475,667	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
64,098,969	Korean Won	57,601	Bank of America, NA(a)	6/21/2017	(1,233)
32,044,896	Korean Won	28,800	Bank of America, NA(a)	6/21/2017	(620)
6,409,613	Korean Won	5,760	Bank of America, NA(a)	6/21/2017	(123)
13,684,640	Korean Won	12,135	Bank of America, NA(a)	6/21/2017	(101)
640,863	Korean Won	576	Bank of America, NA(a)	6/21/2017	(12)
6,408,403	Korean Won	5,760	Bank of America, NA(a)	6/21/2017	(125)
640,869	Korean Won	576	Bank of America, NA(a)	6/21/2017	(12)
640,777	Korean Won	576	Bank of America, NA(a)	6/21/2017	(13)
32,045,721	Korean Won	28,801	Bank of America, NA(a)	6/21/2017	(620)
6,408,403	Korean Won	5,760	Bank of America, NA(a)	6/21/2017	(125)
47,660,176	Korean Won	42,182	Bank of America, NA(a)	6/21/2017	(270)
6,409,498	Korean Won	5,760	Bank of America, NA(a)	6/21/2017	(124)
4,765,496	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)

See Notes to Consolidated Financial Statements

34

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
6,561,884	Korean Won	$5,866	Bank of America, NA(a)	6/21/2017	$(96)
475,642	Korean Won	421	Bank of America, NA(a)	6/21/2017	(3)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
6,562,700	Korean Won	5,865	Bank of America, NA(a)	6/21/2017	(94)
23,713,743	Korean Won	21,201	Bank of America, NA(a)	6/21/2017	(347)
655,511	Korean Won	586	Bank of America, NA(a)	6/21/2017	(10)
4,765,454	Korean Won	4,218	Bank of America, NA(a)	6/21/2017	(27)
6,409,555	Korean Won	5,760	Bank of America, NA(a)	6/21/2017	(123)
32,805,898	Korean Won	29,330	Bank of America, NA(a)	6/21/2017	(481)
6,562,118	Korean Won	5,866	Bank of America, NA(a)	6/21/2017	(95)
6,561,297	Korean Won	5,866	Bank of America, NA(a)	6/21/2017	(96)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
14,634,779	Korean Won	12,981	Bank of America, NA(a)	6/21/2017	(111)
6,569,744	Korean Won	5,914	Bank of America, NA(a)	6/21/2017	(137)
5,807,733	Korean Won	5,228	Bank of America, NA(a)	6/21/2017	(121)
6,569,047	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(136)
1,463,326	Korean Won	1,298	Bank of America, NA(a)	6/21/2017	(11)
14,633,481	Korean Won	12,981	Bank of America, NA(a)	6/21/2017	(112)
14,630,537	Korean Won	12,980	Bank of America, NA(a)	6/21/2017	(114)
42,439,174	Korean Won	37,765	Bank of America, NA(a)	6/21/2017	(444)
14,637,505	Korean Won	12,981	Bank of America, NA(a)	6/21/2017	(109)
25,594,630	Korean Won	23,000	Bank of America, NA(a)	6/21/2017	(492)
63,914,886	Korean Won	57,480	Bank of America, NA(a)	6/21/2017	(1,274)
8,488,817	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(88)
6,390,684	Korean Won	5,748	Bank of America, NA(a)	6/21/2017	(128)
6,567,806	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
14,630,018	Korean Won	12,980	Bank of America, NA(a)	6/21/2017	(114)
6,568,397	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
8,485,418	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(91)
6,568,338	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
32,838,365	Korean Won	29,566	Bank of America, NA(a)	6/21/2017	(688)
65,694,469	Korean Won	59,132	Bank of America, NA(a)	6/21/2017	(1,361)
1,462,989	Korean Won	1,298	Bank of America, NA(a)	6/21/2017	(11)
6,567,806	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
6,568,397	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
6,567,806	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
6,390,224	Korean Won	5,748	Bank of America, NA(a)	6/21/2017	(128)
32,842,800	Korean Won	29,566	Bank of America, NA(a)	6/21/2017	(684)
656,382	Korean Won	591	Bank of America, NA(a)	6/21/2017	(14)
6,569,744	Korean Won	5,914	Bank of America, NA(a)	6/21/2017	(137)
2,954,394	Korean Won	2,658	Bank of America, NA(a)	6/21/2017	(60)
8,483,454	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(93)

See Notes to Consolidated Financial Statements

35

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
8,483,907	Korean Won	$7,553	Bank of America, NA(a)	6/21/2017	$(92)
8,487,599	Korean Won	7,554	Bank of America, NA(a)	6/21/2017	(90)
3,931,376	Korean Won	3,537	Bank of America, NA(a)	6/21/2017	(80)
3,932,876	Korean Won	3,538	Bank of America, NA(a)	6/21/2017	(79)
8,483,379	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(93)
8,483,001	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(93)
8,090,266	Korean Won	7,203	Bank of America, NA(a)	6/21/2017	(88)
38,328,170	Korean Won	34,091	Bank of America, NA(a)	6/21/2017	(386)
8,485,493	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(91)
8,486,022	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(90)
848,386	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
848,303	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
32,847,163	Korean Won	29,567	Bank of America, NA(a)	6/21/2017	(681)
6,568,633	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
6,568,988	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(136)
6,569,047	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(136)
6,568,456	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
6,568,456	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
6,567,214	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(138)
656,447	Korean Won	591	Bank of America, NA(a)	6/21/2017	(14)
6,567,214	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(138)
848,303	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
6,569,212	Korean Won	5,914	Bank of America, NA(a)	6/21/2017	(137)
1,463,119	Korean Won	1,298	Bank of America, NA(a)	6/21/2017	(11)
32,845,021	Korean Won	29,568	Bank of America, NA(a)	6/21/2017	(684)
11,958,204	Korean Won	10,423	Bank of America, NA(a)	6/21/2017	93
1,463,820	Korean Won	1,298	Bank of America, NA(a)	6/21/2017	(11)
31,947,959	Korean Won	28,740	Bank of America, NA(a)	6/21/2017	(645)
638,070	Korean Won	574	Bank of America, NA(a)	6/21/2017	(13)
6,389,074	Korean Won	5,748	Bank of America, NA(a)	6/21/2017	(130)
31,952,232	Korean Won	28,741	Bank of America, NA(a)	6/21/2017	(642)
6,389,592	Korean Won	5,748	Bank of America, NA(a)	6/21/2017	(129)
33,116,366	Korean Won	29,663	Bank of America, NA(a)	6/21/2017	(541)
6,622,070	Korean Won	5,932	Bank of America, NA(a)	6/21/2017	(109)
6,621,476	Korean Won	5,932	Bank of America, NA(a)	6/21/2017	(109)
33,108,880	Korean Won	29,664	Bank of America, NA(a)	6/21/2017	(548)
6,622,603	Korean Won	5,932	Bank of America, NA(a)	6/21/2017	(108)
6,622,663	Korean Won	5,932	Bank of America, NA(a)	6/21/2017	(108)
6,622,603	Korean Won	5,932	Bank of America, NA(a)	6/21/2017	(108)
6,389,592	Korean Won	5,748	Bank of America, NA(a)	6/21/2017	(129)
3,831,332	Korean Won	3,446	Bank of America, NA(a)	6/21/2017	(77)
6,391,853	Korean Won	5,749	Bank of America, NA(a)	6/21/2017	(128)
1,463,638	Korean Won	1,298	Bank of America, NA(a)	6/21/2017	(11)

See Notes to Consolidated Financial Statements

36

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
31,951,370	Korean Won	$28,741	Bank of America, NA(a)	6/21/2017	$(643)
638,173	Korean Won	574	Bank of America, NA(a)	6/21/2017	(13)
6,390,109	Korean Won	5,748	Bank of America, NA(a)	6/21/2017	(129)
31,947,671	Korean Won	28,740	Bank of America, NA(a)	6/21/2017	(645)
6,391,259	Korean Won	5,748	Bank of America, NA(a)	6/21/2017	(128)
6,390,799	Korean Won	5,748	Bank of America, NA(a)	6/21/2017	(128)
8,486,777	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(90)
638,127	Korean Won	574	Bank of America, NA(a)	6/21/2017	(13)
6,390,741	Korean Won	5,748	Bank of America, NA(a)	6/21/2017	(128)
6,389,649	Korean Won	5,748	Bank of America, NA(a)	6/21/2017	(129)
6,620,765	Korean Won	5,932	Bank of America, NA(a)	6/21/2017	(110)
6,568,633	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
6,568,633	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
6,568,456	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
6,622,010	Korean Won	5,932	Bank of America, NA(a)	6/21/2017	(109)
902,188	Korean Won	797	Bank of America, NA(a)	6/21/2017	(4)
6,621,773	Korean Won	5,932	Bank of America, NA(a)	6/21/2017	(109)
656,412	Korean Won	591	Bank of America, NA(a)	6/21/2017	(14)
10,352,565	Korean Won	9,073	Bank of America, NA(a)	6/21/2017	31
6,568,456	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(137)
32,846,052	Korean Won	29,566	Bank of America, NA(a)	6/21/2017	(681)
6,568,752	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(136)
32,850,191	Korean Won	29,566	Bank of America, NA(a)	6/21/2017	(678)
6,568,929	Korean Won	5,913	Bank of America, NA(a)	6/21/2017	(136)
33,110,137	Korean Won	29,663	Bank of America, NA(a)	6/21/2017	(546)
6,621,476	Korean Won	5,932	Bank of America, NA(a)	6/21/2017	(109)
662,090	Korean Won	593	Bank of America, NA(a)	6/21/2017	(11)
6,624,372	Korean Won	5,933	Bank of America, NA(a)	6/21/2017	(108)
6,621,417	Korean Won	5,932	Bank of America, NA(a)	6/21/2017	(109)
33,120,153	Korean Won	29,664	Bank of America, NA(a)	6/21/2017	(538)
661,918	Korean Won	593	Bank of America, NA(a)	6/21/2017	(11)
66,232,140	Korean Won	59,326	Bank of America, NA(a)	6/21/2017	(1,082)
8,310,854	Korean Won	7,370	Bank of America, NA(a)	6/21/2017	(62)
6,791,782	Korean Won	5,997	Bank of America, NA(a)	6/21/2017	(24)
6,621,773	Korean Won	5,932	Bank of America, NA(a)	6/21/2017	(109)
33,810,965	Korean Won	29,781	Bank of America, NA(a)	6/21/2017	(48)
848,378	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
848,416	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
808,690	Korean Won	720	Bank of America, NA(a)	6/21/2017	(9)
808,610	Korean Won	720	Bank of America, NA(a)	6/21/2017	(9)
808,726	Korean Won	720	Bank of America, NA(a)	6/21/2017	(9)
808,596	Korean Won	720	Bank of America, NA(a)	6/21/2017	(9)
8,090,770	Korean Won	7,203	Bank of America, NA(a)	6/21/2017	(88)

See Notes to Consolidated Financial Statements

37

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
808,380	Korean Won	$720	Bank of America, NA(a)	6/21/2017	$(9)
808,373	Korean Won	720	Bank of America, NA(a)	6/21/2017	(9)
8,089,473	Korean Won	7,203	Bank of America, NA(a)	6/21/2017	(89)
6,015,185	Korean Won	5,378	Bank of America, NA(a)	6/21/2017	(88)
30,073,776	Korean Won	26,890	Bank of America, NA(a)	6/21/2017	(443)
808,783	Korean Won	720	Bank of America, NA(a)	6/21/2017	(9)
600,565	Korean Won	537	Bank of America, NA(a)	6/21/2017	(9)
6,014,594	Korean Won	5,378	Bank of America, NA(a)	6/21/2017	(89)
1,892,333	Korean Won	1,692	Bank of America, NA(a)	6/21/2017	(28)
8,484,502	Korean Won	7,554	Bank of America, NA(a)	6/21/2017	(93)
6,790,890	Korean Won	5,996	Bank of America, NA(a)	6/21/2017	(24)
33,109,700	Korean Won	29,665	Bank of America, NA(a)	6/21/2017	(549)
661,794	Korean Won	593	Bank of America, NA(a)	6/21/2017	(11)
33,955,148	Korean Won	29,983	Bank of America, NA(a)	6/21/2017	(123)
10,235,646	Korean Won	9,170	Bank of America, NA(a)	6/21/2017	(169)
6,790,950	Korean Won	5,996	Bank of America, NA(a)	6/21/2017	(24)
6,623,720	Korean Won	5,933	Bank of America, NA(a)	6/21/2017	(108)
8,486,541	Korean Won	7,554	Bank of America, NA(a)	6/21/2017	(91)
8,483,746	Korean Won	7,554	Bank of America, NA(a)	6/21/2017	(93)
847,827	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
6,013,626	Korean Won	5,378	Bank of America, NA(a)	6/21/2017	(90)
848,054	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
8,091,490	Korean Won	7,203	Bank of America, NA(a)	6/21/2017	(87)
8,089,977	Korean Won	7,203	Bank of America, NA(a)	6/21/2017	(89)
6,764,321	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
6,764,019	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
6,763,113	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(95)
6,763,202	Korean Won	6,041	Bank of America, NA(a)	6/21/2017	(94)
6,764,019	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
6,763,717	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
6,764,623	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(93)
837,174	Korean Won	741	Bank of America, NA(a)	6/21/2017	(5)
8,374,078	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
8,374,003	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
6,764,321	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
6,764,019	Korean Won	6,042	Bank of America, NA(a)	6/21/2017	(94)
8,374,003	Korean Won	7,412	Bank of America, NA(a)	6/21/2017	(48)
6,762,899	Korean Won	6,041	Bank of America, NA(a)	6/21/2017	(94)
808,711	Korean Won	720	Bank of America, NA(a)	6/21/2017	(9)
8,090,842	Korean Won	7,203	Bank of America, NA(a)	6/21/2017	(88)
8,090,770	Korean Won	7,203	Bank of America, NA(a)	6/21/2017	(88)
808,805	Korean Won	720	Bank of America, NA(a)	6/21/2017	(9)
129,160	Korean Won	115	Bank of America, NA(a)	6/21/2017	(1)

See Notes to Consolidated Financial Statements

38

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
8,484,567	Korean Won	$7,555	Bank of America, NA(a)	6/21/2017	$(94)
6,762,477	Korean Won	6,041	Bank of America, NA(a)	6/21/2017	(94)
8,372,874	Korean Won	7,411	Bank of America, NA(a)	6/21/2017	(48)
6,763,141	Korean Won	6,041	Bank of America, NA(a)	6/21/2017	(94)
6,762,658	Korean Won	6,041	Bank of America, NA(a)	6/21/2017	(94)
6,762,718	Korean Won	6,041	Bank of America, NA(a)	6/21/2017	(94)
6,762,899	Korean Won	6,041	Bank of America, NA(a)	6/21/2017	(94)
6,762,658	Korean Won	6,041	Bank of America, NA(a)	6/21/2017	(94)
6,623,067	Korean Won	5,933	Bank of America, NA(a)	6/21/2017	(109)
5,506,794	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(85)
549,840	Korean Won	492	Bank of America, NA(a)	6/21/2017	(8)
5,506,695	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(85)
5,506,547	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(86)
27,537,550	Korean Won	24,641	Bank of America, NA(a)	6/21/2017	(425)
5,507,188	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(85)
27,539,274	Korean Won	24,641	Bank of America, NA(a)	6/21/2017	(423)
1,263,024	Korean Won	1,130	Bank of America, NA(a)	6/21/2017	(19)
549,963	Korean Won	492	Bank of America, NA(a)	6/21/2017	(8)
27,547,310	Korean Won	24,644	Bank of America, NA(a)	6/21/2017	(419)
27,532,375	Korean Won	24,641	Bank of America, NA(a)	6/21/2017	(429)
549,721	Korean Won	492	Bank of America, NA(a)	6/21/2017	(9)
5,506,153	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(86)
5,507,237	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(85)
8,089,977	Korean Won	7,203	Bank of America, NA(a)	6/21/2017	(89)
3,931,588	Korean Won	3,537	Bank of America, NA(a)	6/21/2017	(80)
19,660,869	Korean Won	17,687	Bank of America, NA(a)	6/21/2017	(397)
8,089,617	Korean Won	7,203	Bank of America, NA(a)	6/21/2017	(89)
140,498	Korean Won	123	Bank of America, NA(a)	6/21/2017	1
8,090,338	Korean Won	7,203	Bank of America, NA(a)	6/21/2017	(88)
3,931,340	Korean Won	3,537	Bank of America, NA(a)	6/21/2017	(80)
848,076	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
27,547,538	Korean Won	24,642	Bank of America, NA(a)	6/21/2017	(417)
5,509,603	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(83)
39,330,228	Korean Won	35,374	Bank of America, NA(a)	6/21/2017	(787)
808,654	Korean Won	720	Bank of America, NA(a)	6/21/2017	(9)
3,931,199	Korean Won	3,537	Bank of America, NA(a)	6/21/2017	(80)
848,046	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
6,012,508	Korean Won	5,377	Bank of America, NA(a)	6/21/2017	(90)
30,067,591	Korean Won	26,890	Bank of America, NA(a)	6/21/2017	(449)
8,090,727	Korean Won	7,202	Bank of America, NA(a)	6/21/2017	(87)
848,394	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
8,485,267	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(91)
808,855	Korean Won	720	Bank of America, NA(a)	6/21/2017	(9)
See Notes to Consolidated Financial Statements

39

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
60,136,753	Korean Won	$53,779	Bank of America, NA(a)	6/21/2017	$(895)
6,790,230	Korean Won	5,996	Bank of America, NA(a)	6/21/2017	(25)
33,121,862	Korean Won	29,665	Bank of America, NA(a)	6/21/2017	(538)
6,790,583	Korean Won	5,997	Bank of America, NA(a)	6/21/2017	(25)
6,012,400	Korean Won	5,377	Bank of America, NA(a)	6/21/2017	(90)
6,620,753	Korean Won	5,933	Bank of America, NA(a)	6/21/2017	(111)
6,790,050	Korean Won	5,996	Bank of America, NA(a)	6/21/2017	(25)
8,487,382	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(89)
5,505,759	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(86)
5,505,315	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(87)
549,864	Korean Won	492	Bank of America, NA(a)	6/21/2017	(8)
8,484,134	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(92)
848,046	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
5,508,617	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(84)
55,053,284	Korean Won	49,281	Bank of America, NA(a)	6/21/2017	(868)
848,394	Korean Won	755	Bank of America, NA(a)	6/21/2017	(9)
8,486,853	Korean Won	7,553	Bank of America, NA(a)	6/21/2017	(90)
14,237,889	Korean Won	12,501	Bank of America, NA(a)	6/21/2017	20
5,504,280	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(88)
5,508,124	Korean Won	4,928	Bank of America, NA(a)	6/21/2017	(84)
67,910,962	Korean Won	59,965	Bank of America, NA(a)	6/21/2017	(245)
45,487	Malaysian Ringgit	10,185	Bank of America, NA(a)	6/21/2017	301
54,437	Malaysian Ringgit	12,219	Bank of America, NA(a)	6/21/2017	330
30,122	Malaysian Ringgit	6,909	Bank of America, NA(a)	6/21/2017	35
28,232	Malaysian Ringgit	6,415	Bank of America, NA(a)	6/21/2017	93
39,237	Malaysian Ringgit	8,809	Bank of America, NA(a)	6/21/2017	236
48,351	Malaysian Ringgit	10,990	Bank of America, NA(a)	6/21/2017	156
26,311	Malaysian Ringgit	5,855	Bank of America, NA(a)	6/21/2017	210
39,232	Malaysian Ringgit	8,934	Bank of America, NA(a)	6/21/2017	110
46,097	Malaysian Ringgit	10,491	Bank of America, NA(a)	6/21/2017	135
24,302	Malaysian Ringgit	5,611	Bank of America, NA(a)	6/21/2017	(9)
120,766	Malaysian Ringgit	27,886	Bank of America, NA(a)	6/21/2017	(47)
56,347	Malaysian Ringgit	12,812	Bank of America, NA(a)	6/21/2017	177
19,034	Malaysian Ringgit	4,313	Bank of America, NA(a)	6/21/2017	75
118,894	Malaysian Ringgit	27,419	Bank of America, NA(a)	6/21/2017	(11)
24,301	Malaysian Ringgit	5,611	Bank of America, NA(a)	6/21/2017	(9)
35,257	Malaysian Ringgit	7,908	Bank of America, NA(a)	6/21/2017	219
30,577	Malaysian Ringgit	6,975	Bank of America, NA(a)	6/21/2017	74
45,651	Malaysian Ringgit	10,527	Bank of America, NA(a)	6/21/2017	(3)
59,419	New Taiwan Dollar	1,946	Bank of America, NA(a)	6/21/2017	25
117,192	New Taiwan Dollar	3,833	Bank of America, NA(a)	6/21/2017	55
112,169	New Taiwan Dollar	3,667	Bank of America, NA(a)	6/21/2017	54
241,794	New Taiwan Dollar	7,980	Bank of America, NA(a)	6/21/2017	41
111,325	New Taiwan Dollar	3,647	Bank of America, NA(a)	6/21/2017	46

See Notes to Consolidated Financial Statements

40

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
188,208	New Taiwan Dollar	$6,069	Bank of America, NA(a)	6/21/2017	$175
96,780	New Taiwan Dollar	3,200	Bank of America, NA(a)	6/21/2017	11
417,554	New Taiwan Dollar	13,709	Bank of America, NA(a)	6/21/2017	143
72,199,493	New Taiwan Dollar	2,329,813	Bank of America, NA(a)	6/21/2017	65,328
83,498	New Taiwan Dollar	2,773	Bank of America, NA(a)	6/21/2017	(3)
250,316	Norwegian Krone	29,206	Bank of America, NA(a)	6/21/2017	(34)
184,626	Norwegian Krone	21,580	Bank of America, NA(a)	6/21/2017	(64)
65,957	Norwegian Krone	7,733	Bank of America, NA(a)	6/21/2017	(46)
11,954	Norwegian Krone	1,415	Bank of America, NA(a)	6/21/2017	(22)
1,146,763	Norwegian Krone	133,322	Bank of America, NA(a)	6/21/2017	321
83,863	Norwegian Krone	9,836	Bank of America, NA(a)	6/21/2017	(63)
8,853	Norwegian Krone	1,038	Bank of America, NA(a)	6/21/2017	(6)
34,280	Philippine Peso	690	Bank of America, NA(a)	6/21/2017	(10)
953,485	Philippine Peso	18,838	Bank of America, NA(a)	6/21/2017	84
51,493	Philippine Peso	1,020	Bank of America, NA(a)	6/21/2017	2
344,810	Philippine Peso	6,931	Bank of America, NA(a)	6/21/2017	(88)
764,247	Philippine Peso	15,179	Bank of America, NA(a)	6/21/2017	(13)
620,143	Philippine Peso	12,419	Bank of America, NA(a)	6/21/2017	(113)
275,870	Philippine Peso	5,540	Bank of America, NA(a)	6/21/2017	(65)
147,951	Philippine Peso	2,980	Bank of America, NA(a)	6/21/2017	(44)
32,569	Philippine Peso	654	Bank of America, NA(a)	6/21/2017	(8)
19,034	Philippine Peso	382	Bank of America, NA(a)	6/21/2017	(4)
629,154	Philippine Peso	12,657	Bank of America, NA(a)	6/21/2017	(172)
113,127	Philippine Peso	2,242	Bank of America, NA(a)	6/21/2017	3
115,854	Philippine Peso	2,295	Bank of America, NA(a)	6/21/2017	4
589,002	Philippine Peso	11,849	Bank of America, NA(a)	6/21/2017	(161)
929,411	Philippine Peso	18,599	Bank of America, NA(a)	6/21/2017	(155)
234,245	Philippine Peso	4,704	Bank of America, NA(a)	6/21/2017	(56)
536,287	Philippine Peso	10,644	Bank of America, NA(a)	6/21/2017	(2)
91,582	Philippine Peso	1,841	Bank of America, NA(a)	6/21/2017	(24)
231,242	Polish Zloty	58,505	Bank of America, NA(a)	6/21/2017	1,078
83,704	Polish Zloty	21,570	Bank of America, NA(a)	6/21/2017	(3)
226,014	Polish Zloty	57,711	Bank of America, NA(a)	6/21/2017	524
104,316	Polish Zloty	26,330	Bank of America, NA(a)	6/21/2017	548
102,675	Polish Zloty	25,866	Bank of America, NA(a)	6/21/2017	590
61,191	Polish Zloty	15,413	Bank of America, NA(a)	6/21/2017	354
317,902	Polish Zloty	81,669	Bank of America, NA(a)	6/21/2017	242
244,965	Polish Zloty	61,770	Bank of America, NA(a)	6/21/2017	1,348
5,601	Polish Zloty	1,420	Bank of America, NA(a)	6/21/2017	23
227,876	Polish Zloty	57,974	Bank of America, NA(a)	6/21/2017	741
112,663	Polish Zloty	28,161	Bank of America, NA(a)	6/21/2017	868
1,918	Polish Zloty	471	Bank of America, NA(a)	6/21/2017	23
104,596	Polish Zloty	26,714	Bank of America, NA(a)	6/21/2017	237

See Notes to Consolidated Financial Statements

41

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
225,574	Polish Zloty	$56,795	Bank of America, NA(a)	6/21/2017	$1,327
229,296	Polish Zloty	57,757	Bank of America, NA(a)	6/21/2017	1,324
6,976	Polish Zloty	1,716	Bank of America, NA(a)	6/21/2017	81
224,933	Polish Zloty	56,753	Bank of America, NA(a)	6/21/2017	1,204
103,899	Polish Zloty	26,288	Bank of America, NA(a)	6/21/2017	483
176,929	Polish Zloty	45,659	Bank of America, NA(a)	6/21/2017	(71)
183,735	Polish Zloty	47,335	Bank of America, NA(a)	6/21/2017	7
77,308	Polish Zloty	19,952	Bank of America, NA(a)	6/21/2017	(33)
107,936	Polish Zloty	27,460	Bank of America, NA(a)	6/21/2017	351
227,441	Polish Zloty	56,848	Bank of America, NA(a)	6/21/2017	1,755
106,659	Polish Zloty	26,661	Bank of America, NA(a)	6/21/2017	821
88,569	Polish Zloty	22,960	Bank of America, NA(a)	6/21/2017	(139)
232,937	Polish Zloty	59,372	Bank of America, NA(a)	6/21/2017	647
191,021	Polish Zloty	49,515	Bank of America, NA(a)	6/21/2017	(296)
104,827	Polish Zloty	26,368	Bank of America, NA(a)	6/21/2017	642
137,424	Polish Zloty	35,154	Bank of America, NA(a)	6/21/2017	255
105,071	Polish Zloty	26,785	Bank of America, NA(a)	6/21/2017	288
226,047	Polish Zloty	56,854	Bank of America, NA(a)	6/21/2017	1,390
228,784	Polish Zloty	57,169	Bank of America, NA(a)	6/21/2017	1,780
105,476	Polish Zloty	26,363	Bank of America, NA(a)	6/21/2017	814
228,062	Polish Zloty	56,932	Bank of America, NA(a)	6/21/2017	1,831
108,252	Polish Zloty	27,020	Bank of America, NA(a)	6/21/2017	873
33,355	Polish Zloty	8,301	Bank of America, NA(a)	6/21/2017	293
98,305	Polish Zloty	24,880	Bank of America, NA(a)	6/21/2017	450
234,893	Polish Zloty	59,446	Bank of America, NA(a)	6/21/2017	1,077
232,517	Polish Zloty	59,140	Bank of America, NA(a)	6/21/2017	771
13,348	Polish Zloty	3,334	Bank of America, NA(a)	6/21/2017	105
93,569	Polish Zloty	23,799	Bank of America, NA(a)	6/21/2017	310
234,802	Polish Zloty	58,695	Bank of America, NA(a)	6/21/2017	1,805
103,316	Polish Zloty	26,054	Bank of America, NA(a)	6/21/2017	567
580,735	Russian Ruble	9,624	Bank of America, NA(a)	6/21/2017	460
107,095,455	Russian Ruble	1,772,036	Bank of America, NA(a)	6/21/2017	87,534
58,510	Russian Ruble	1,022	Bank of America, NA(a)	6/21/2017	(6)
556,337	Russian Ruble	9,553	Bank of America, NA(a)	6/21/2017	107
498,456	Russian Ruble	8,806	Bank of America, NA(a)	6/21/2017	(151)
1,216,029	Russian Ruble	20,867	Bank of America, NA(a)	6/21/2017	248
399,813	Russian Ruble	6,916	Bank of America, NA(a)	6/21/2017	26
1,040,399	Russian Ruble	17,716	Bank of America, NA(a)	6/21/2017	349
369,967	Russian Ruble	6,380	Bank of America, NA(a)	6/21/2017	44
242,617	Russian Ruble	4,231	Bank of America, NA(a)	6/21/2017	(18)
63,138	Russian Ruble	1,092	Bank of America, NA(a)	6/21/2017	4
563,785	Russian Ruble	9,599	Bank of America, NA(a)	6/21/2017	190
142,941	Russian Ruble	2,417	Bank of America, NA(a)	6/21/2017	65

See Notes to Consolidated Financial Statements

42

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
40,642	Russian Ruble	$698	Bank of America, NA(a)	6/21/2017	$8
859,386	Russian Ruble	15,005	Bank of America, NA(a)	6/21/2017	(83)
4,892	Singapore Dollar	3,504	Bank of America, NA(a)	6/21/2017	— (b)
3,397	Singapore Dollar	2,438	Bank of America, NA(a)	6/21/2017	(5)
30,648	Singapore Dollar	21,985	Bank of America, NA(a)	6/21/2017	(38)
3,812	Singapore Dollar	2,728	Bank of America, NA(a)	6/21/2017	2
60	Singapore Dollar	43	Bank of America, NA(a)	6/21/2017	— (b)
17,114	Singapore Dollar	12,261	Bank of America, NA(a)	6/21/2017	(5)
10,782	Singapore Dollar	7,721	Bank of America, NA(a)	6/21/2017	— (b)
23,591	Singapore Dollar	16,912	Bank of America, NA(a)	6/21/2017	(18)
563	Singapore Dollar	404	Bank of America, NA(a)	6/21/2017	(1)
840	Singapore Dollar	601	Bank of America, NA(a)	6/21/2017	1
2,008	Singapore Dollar	1,425	Bank of America, NA(a)	6/21/2017	13
841	Singapore Dollar	602	Bank of America, NA(a)	6/21/2017	— (b)
2,132	Singapore Dollar	1,530	Bank of America, NA(a)	6/21/2017	(3)
7,820	Singapore Dollar	5,614	Bank of America, NA(a)	6/21/2017	(14)
31,641	Singapore Dollar	22,733	Bank of America, NA(a)	6/21/2017	(74)
12,245	Singapore Dollar	8,776	Bank of America, NA(a)	6/21/2017	(7)
13,841	Singapore Dollar	9,907	Bank of America, NA(a)	6/21/2017	5
13,736	Singapore Dollar	9,790	Bank of America, NA(a)	6/21/2017	47
30,788	Singapore Dollar	21,999	Bank of America, NA(a)	6/21/2017	49
682	Singapore Dollar	483	Bank of America, NA(a)	6/21/2017	6
5,991	Singapore Dollar	4,274	Bank of America, NA(a)	6/21/2017	16
542,840	South African Rand	40,132	Bank of America, NA(a)	6/21/2017	131
349,139	South African Rand	25,389	Bank of America, NA(a)	6/21/2017	507
18,401,630	South African Rand	1,361,853	Bank of America, NA(a)	6/21/2017	3,020
94,903	South African Rand	6,821	Bank of America, NA(a)	6/21/2017	218
100,007	South African Rand	7,163	Bank of America, NA(a)	6/21/2017	255
16,030	South African Rand	1,208	Bank of America, NA(a)	6/21/2017	(19)
107,027	South African Rand	7,662	Bank of America, NA(a)	6/21/2017	276
107,007	South African Rand	7,987	Bank of America, NA(a)	6/21/2017	(50)
6,963	South African Rand	528	Bank of America, NA(a)	6/21/2017	(12)
279,784	South African Rand	21,249	Bank of America, NA(a)	6/21/2017	(497)
268,320	South African Rand	20,810	Bank of America, NA(a)	6/21/2017	(908)
347,793	South African Rand	26,122	Bank of America, NA(a)	6/21/2017	(326)
193,257	South African Rand	14,798	Bank of America, NA(a)	6/21/2017	(464)
1,818	South African Rand	142	Bank of America, NA(a)	6/21/2017	(7)
2,947	South African Rand	221	Bank of America, NA(a)	6/21/2017	(2)
128,386	South African Rand	9,244	Bank of America, NA(a)	6/21/2017	279
58,317	South African Rand	4,501	Bank of America, NA(a)	6/21/2017	(176)
657,901	South African Rand	48,569	Bank of America, NA(a)	6/21/2017	228
3,693	Swedish Krona	421	Bank of America, NA(a)	6/21/2017	(3)
136,964	Swedish Krona	15,327	Bank of America, NA(a)	6/21/2017	178

See Notes to Consolidated Financial Statements

43

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
323,420	Swedish Krona	$36,693	Bank of America, NA(a)	6/21/2017	$(80)
76,502	Swedish Krona	8,569	Bank of America, NA(a)	6/21/2017	91
267,973	Swedish Krona	30,533	Bank of America, NA(a)	6/21/2017	(197)
175,656	Swedish Krona	19,546	Bank of America, NA(a)	6/21/2017	339
89,033	Swedish Krona	9,912	Bank of America, NA(a)	6/21/2017	167
9,011	Swedish Krona	1,017	Bank of America, NA(a)	6/21/2017	3
132,260	Swedish Krona	14,861	Bank of America, NA(a)	6/21/2017	112
15,044	Swedish Krona	1,692	Bank of America, NA(a)	6/21/2017	11
17,520	Swedish Krona	2,005	Bank of America, NA(a)	6/21/2017	(22)
122,552	Swedish Krona	13,945	Bank of America, NA(a)	6/21/2017	(71)
7,078	Swedish Krona	792	Bank of America, NA(a)	6/21/2017	9
304,729	Swedish Krona	34,825	Bank of America, NA(a)	6/21/2017	(328)
159,056	Swedish Krona	18,040	Bank of America, NA(a)	6/21/2017	(34)
8,958	Swedish Krona	1,025	Bank of America, NA(a)	6/21/2017	(11)
5,088	Swedish Krona	567	Bank of America, NA(a)	6/21/2017	9
66,543	Swedish Krona	7,592	Bank of America, NA(a)	6/21/2017	(59)
104,969	Swedish Krona	11,976	JPMorgan Chase Bank, NA	6/30/2017	(87)
1,200,000	Swiss Franc	1,198,801	JPMorgan Chase Bank, NA	6/15/2017	10,690
300,000	Swiss Franc	301,054	JPMorgan Chase Bank, NA	6/15/2017	1,319
316,526	Turkish Lira	86,822	Bank of America, NA(a)	6/21/2017	988
7,906	Turkish Lira	2,105	Bank of America, NA(a)	6/21/2017	88
46,002	Turkish Lira	12,793	Bank of America, NA(a)	6/21/2017	(31)
168,946	Turkish Lira	46,642	Bank of America, NA(a)	6/21/2017	227
72,778	Turkish Lira	19,554	Bank of America, NA(a)	6/21/2017	636
47,365	Turkish Lira	12,811	Bank of America, NA(a)	6/21/2017	329
33,506	Turkish Lira	8,928	Bank of America, NA(a)	6/21/2017	367
202,741	Turkish Lira	55,591	Bank of America, NA(a)	6/21/2017	653
50,735	Turkish Lira	13,702	Bank of America, NA(a)	6/21/2017	373
44,231	Turkish Lira	11,800	Bank of America, NA(a)	6/21/2017	471
125,031	Turkish Lira	34,570	Bank of America, NA(a)	6/21/2017	116
60,511	Turkish Lira	16,234	Bank of America, NA(a)	6/21/2017	553
57,827	Turkish Lira	15,622	Bank of America, NA(a)	6/21/2017	420
17,090	Turkish Lira	4,600	Bank of America, NA(a)	6/21/2017	141
Total forward contracts to receive					$404,574
Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
23,257	Brazilian Real	$7,364	Bank of America, NA(a)	5/3/2017	$39
10,688	Brazilian Real	3,387	Bank of America, NA(a)	5/3/2017	21
53,945	Brazilian Real	17,213	Bank of America, NA(a)	5/3/2017	222
88,220	Brazilian Real	28,366	Bank of America, NA(a)	5/3/2017	579
8,623	Brazilian Real	2,735	Bank of America, NA(a)	5/3/2017	19

See Notes to Consolidated Financial Statements

44

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
99,244	Brazilian Real	$31,611	Bank of America, NA(a)	5/3/2017	$352
293,888	Brazilian Real	93,692	Bank of America, NA(a)	5/3/2017	1,125
12,305,225	Brazilian Real	3,857,437	Bank of America, NA(a)	5/3/2017	(18,365)
77,699	Brazilian Real	24,389	Bank of America, NA(a)	5/3/2017	(84)
17,528	Brazilian Real	5,475	Bank of America, NA(a)	6/2/2017	(1)
87,700	Brazilian Real	27,376	Bank of America, NA(a)	6/2/2017	(22)
17,531	Brazilian Real	5,475	Bank of America, NA(a)	6/2/2017	(2)
17,534	Brazilian Real	5,475	Bank of America, NA(a)	6/2/2017	(3)
17,537	Brazilian Real	5,475	Bank of America, NA(a)	6/2/2017	(4)
62,815	Brazilian Real	19,605	Bank of America, NA(a)	6/2/2017	(19)
1,751	Brazilian Real	547	Bank of America, NA(a)	6/2/2017	— (b)
1,752	Brazilian Real	547	Bank of America, NA(a)	6/2/2017	— (b)
38,460	Brazilian Real	11,915	Bank of America, NA(a)	6/2/2017	(100)
1,752	Brazilian Real	547	Bank of America, NA(a)	6/2/2017	— (b)
17,537	Brazilian Real	5,475	Bank of America, NA(a)	6/2/2017	(4)
200,000	Canadian Dollar	147,951	JPMorgan Chase Bank, NA	6/15/2017	1,338
50,040	Canadian Dollar	37,171	JPMorgan Chase Bank, NA	6/30/2017	479
342,256	Canadian Dollar	256,264	JPMorgan Chase Bank, NA	6/30/2017	5,303
362,809	Canadian Dollar	266,907	JPMorgan Chase Bank, NA	6/30/2017	876
51,960	Canadian Dollar	38,573	JPMorgan Chase Bank, NA	6/30/2017	473
2,801,798	Chilean Peso	4,204	Bank of America, NA(a)	6/21/2017	16
13,941,353	Chilean Peso	20,895	Bank of America, NA(a)	6/21/2017	58
8,613,893	Chilean Peso	12,920	Bank of America, NA(a)	6/21/2017	45
5,701,243	Chilean Peso	8,520	Bank of America, NA(a)	6/21/2017	(1)
1,949,526	Chilean Peso	2,934	Bank of America, NA(a)	6/21/2017	20
2,164,605	Chilean Peso	3,243	Bank of America, NA(a)	6/21/2017	8
5,858,928	Chilean Peso	8,784	Bank of America, NA(a)	6/21/2017	27
164,803	Chilean Peso	250	Bank of America, NA(a)	6/21/2017	4
14,400,001	Chilean Peso	21,620	Bank of America, NA(a)	6/21/2017	97
3,640,205	Chilean Peso	5,462	Bank of America, NA(a)	6/21/2017	21
3,358,545	Chilean Peso	5,031	Bank of America, NA(a)	6/21/2017	11
1,245,920	Chilean Peso	1,850	Bank of America, NA(a)	6/21/2017	(12)
5,278,159	Chilean Peso	7,947	Bank of America, NA(a)	6/21/2017	58
141,326	Chilean Peso	212	Bank of America, NA(a)	6/21/2017	1
7,510,420	Chilean Peso	11,260	Bank of America, NA(a)	6/21/2017	35
712,100	Chilean Peso	1,093	Bank of America, NA(a)	6/21/2017	29
1,566,569	Chilean Peso	2,392	Bank of America, NA(a)	6/21/2017	51
3,110,861	Chilean Peso	4,710	Bank of America, NA(a)	6/21/2017	60
202,205	Chilean Peso	308	Bank of America, NA(a)	6/21/2017	6
712,511	Chilean Peso	1,094	Bank of America, NA(a)	6/21/2017	29
106,754	Chilean Peso	163	Bank of America, NA(a)	6/21/2017	3
465,815	Chilean Peso	715	Bank of America, NA(a)	6/21/2017	19
784,504	Chilean Peso	1,196	Bank of America, NA(a)	6/21/2017	23
2,564,820	Chilean Peso	3,931	Bank of America, NA(a)	6/21/2017	97

See Notes to Consolidated Financial Statements

45

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
7,121,538	Chilean Peso	$10,933	Bank of America, NA(a)	6/21/2017	$289
1,444,123	Chilean Peso	2,216	Bank of America, NA(a)	6/21/2017	58
80,314	Czech Koruna	3,184	Bank of America, NA(a)	6/21/2017	(86)
142,660	Czech Koruna	5,738	Bank of America, NA(a)	6/21/2017	(70)
30,516,981	Czech Koruna	1,205,395	Bank of America, NA(a)	6/21/2017	(37,040)
1,367,932	Czech Koruna	55,625	Bank of America, NA(a)	6/21/2017	(67)
1,720	Czech Koruna	70	Bank of America, NA(a)	6/21/2017	— (b)
629,245	Czech Koruna	25,578	Bank of America, NA(a)	6/21/2017	(40)
2,426,017	Czech Koruna	96,905	Bank of America, NA(a)	6/21/2017	(1,865)
75	Czech Koruna	3	Bank of America, NA(a)	6/21/2017	— (b)
57,436	Czech Koruna	2,276	Bank of America, NA(a)	6/21/2017	(62)
106,902	Czech Koruna	4,292	Bank of America, NA(a)	6/21/2017	(60)
98,414	Czech Koruna	3,937	Bank of America, NA(a)	6/21/2017	(70)
35,818	Czech Koruna	1,429	Bank of America, NA(a)	6/21/2017	(29)
55,420	Czech Koruna	2,220	Bank of America, NA(a)	6/21/2017	(36)
7,145,104	Euro	7,691,033	JPMorgan Chase Bank, NA	5/12/2017	(95,995)
398,000	Euro	429,823	JPMorgan Chase Bank, NA	6/30/2017	(5,053)
17,557,560	Hong Kong Dollar	2,258,920	JPMorgan Chase Bank, NA	5/12/2017	1,191
439,773	Hungarian Forint	1,502	Bank of America, NA(a)	6/21/2017	(30)
5,060,305	Hungarian Forint	17,327	Bank of America, NA(a)	6/21/2017	(304)
1,557,026	Hungarian Forint	5,432	Bank of America, NA(a)	6/21/2017	7
1,793,505	Hungarian Forint	6,108	Bank of America, NA(a)	6/21/2017	(141)
304,473,815	Hungarian Forint	1,037,229	Bank of America, NA(a)	6/21/2017	(23,600)
563,772	Hungarian Forint	1,984	Bank of America, NA(a)	6/21/2017	20
365,897	Hungarian Forint	1,250	Bank of America, NA(a)	6/21/2017	(25)
291,089	Hungarian Forint	992	Bank of America, NA(a)	6/21/2017	(22)
746,921	Hungarian Forint	2,582	Bank of America, NA(a)	6/21/2017	(20)
7,979,179	Hungarian Forint	27,344	Bank of America, NA(a)	6/21/2017	(457)
1,272,067	Hungarian Forint	4,449	Bank of America, NA(a)	6/21/2017	17
208,130	Hungarian Forint	731	Bank of America, NA(a)	6/21/2017	6
774,337	Hungarian Forint	2,658	Bank of America, NA(a)	6/21/2017	(40)
611,927	Indian Rupee	9,331	Bank of America, NA(a)	6/21/2017	(136)
816,866	Indian Rupee	12,688	Bank of America, NA(a)	6/21/2017	51
81,630	Indian Rupee	1,268	Bank of America, NA(a)	6/21/2017	5
816,828	Indian Rupee	12,688	Bank of America, NA(a)	6/21/2017	51
816,815	Indian Rupee	12,688	Bank of America, NA(a)	6/21/2017	52
1,384,381	Indian Rupee	20,541	Bank of America, NA(a)	6/21/2017	(876)
816,841	Indian Rupee	12,688	Bank of America, NA(a)	6/21/2017	51
81,631	Indian Rupee	1,268	Bank of America, NA(a)	6/21/2017	5
965,264	Indian Rupee	14,842	Bank of America, NA(a)	6/21/2017	(91)
267,784	Indian Rupee	4,142	Bank of America, NA(a)	6/21/2017	(1)
816,828	Indian Rupee	12,688	Bank of America, NA(a)	6/21/2017	51
4,021,155	Indian Rupee	61,510	Bank of America, NA(a)	6/21/2017	(699)

See Notes to Consolidated Financial Statements

46

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
81,635	Indian Rupee	$1,268	Bank of America, NA(a)	6/21/2017	$5
1,746,982	Indian Rupee	25,915	Bank of America, NA(a)	6/21/2017	(1,111)
131,709	Indian Rupee	1,954	Bank of America, NA(a)	6/21/2017	(84)
5,605,801	Indian Rupee	83,108	Bank of America, NA(a)	6/21/2017	(3,616)
34,919	Indian Rupee	518	Bank of America, NA(a)	6/21/2017	(22)
3,602,969	Indian Rupee	53,406	Bank of America, NA(a)	6/21/2017	(2,333)
3,492,896	Indian Rupee	51,828	Bank of America, NA(a)	6/21/2017	(2,208)
560,518	Indian Rupee	8,310	Bank of America, NA(a)	6/21/2017	(361)
56,063	Indian Rupee	831	Bank of America, NA(a)	6/21/2017	(36)
904,317	Indian Rupee	13,791	Bank of America, NA(a)	6/21/2017	(199)
81,631	Indian Rupee	1,268	Bank of America, NA(a)	6/21/2017	5
560,451	Indian Rupee	8,310	Bank of America, NA(a)	6/21/2017	(360)
213,563	Indian Rupee	3,166	Bank of America, NA(a)	6/21/2017	(138)
1,016,992	Indian Rupee	15,211	Bank of America, NA(a)	6/21/2017	(522)
154,494	Indian Rupee	2,375	Bank of America, NA(a)	6/21/2017	(15)
2,352,848	Indian Rupee	35,563	Bank of America, NA(a)	6/21/2017	(836)
3,268,511	Indian Rupee	49,583	Bank of America, NA(a)	6/21/2017	(982)
569,733	Indian Rupee	8,628	Bank of America, NA(a)	6/21/2017	(186)
770,843	Indian Rupee	11,932	Bank of America, NA(a)	6/21/2017	7
1,691,433	Indian Rupee	25,577	Bank of America, NA(a)	6/21/2017	(590)
3,071,119	Indian Rupee	46,499	Bank of America, NA(a)	6/21/2017	(1,012)
81,633	Indian Rupee	1,268	Bank of America, NA(a)	6/21/2017	5
816,892	Indian Rupee	12,688	Bank of America, NA(a)	6/21/2017	50
694,349	Indian Rupee	10,785	Bank of America, NA(a)	6/21/2017	43
816,867	Indian Rupee	12,689	Bank of America, NA(a)	6/21/2017	52
981,087	Indian Rupee	14,860	Bank of America, NA(a)	6/21/2017	(318)
1,655,234	Indian Rupee	25,223	Bank of America, NA(a)	6/21/2017	(384)
2,228,650	Indian Rupee	34,229	Bank of America, NA(a)	6/21/2017	(249)
251,892	Indian Rupee	3,878	Bank of America, NA(a)	6/21/2017	(19)
81,631	Indian Rupee	1,268	Bank of America, NA(a)	6/21/2017	5
81,634	Indian Rupee	1,268	Bank of America, NA(a)	6/21/2017	5
429,039	Indian Rupee	6,601	Bank of America, NA(a)	6/21/2017	(36)
650,115	Indian Rupee	10,030	Bank of America, NA(a)	6/21/2017	(27)
770,427	Indian Rupee	11,873	Bank of America, NA(a)	6/21/2017	(46)
6,434,356	Indian Rupee	99,742	Bank of America, NA(a)	6/21/2017	200
1,368,529	Indian Rupee	20,786	Bank of America, NA(a)	6/21/2017	(386)
2,849,098	Indian Rupee	43,142	Bank of America, NA(a)	6/21/2017	(934)
81,629	Indian Rupee	1,268	Bank of America, NA(a)	6/21/2017	5
81,635	Indian Rupee	1,268	Bank of America, NA(a)	6/21/2017	5
81,635	Indian Rupee	1,268	Bank of America, NA(a)	6/21/2017	5
6,977	Israeli New Shekel	1,914	Bank of America, NA(a)	6/21/2017	(16)
4,133	Israeli New Shekel	1,135	Bank of America, NA(a)	6/21/2017	(8)
1,986	Israeli New Shekel	549	Bank of America, NA(a)	6/21/2017	— (b)

See Notes to Consolidated Financial Statements

47

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
31,056	Israeli New Shekel	$8,484	Bank of America, NA(a)	6/21/2017	$(105)
12,674	Israeli New Shekel	3,511	Bank of America, NA(a)	6/21/2017	6
3,145	Israeli New Shekel	863	Bank of America, NA(a)	6/21/2017	(7)
15,730	Israeli New Shekel	4,333	Bank of America, NA(a)	6/21/2017	(17)
93,926	Israeli New Shekel	25,899	Bank of America, NA(a)	6/21/2017	(77)
39,087	Israeli New Shekel	10,809	Bank of America, NA(a)	6/21/2017	(1)
82,010	Israeli New Shekel	22,539	Bank of America, NA(a)	6/21/2017	(142)
40,945	Israeli New Shekel	11,268	Bank of America, NA(a)	6/21/2017	(56)
90,654	Israeli New Shekel	24,873	Bank of America, NA(a)	6/21/2017	(199)
8,013	Israeli New Shekel	2,197	Bank of America, NA(a)	6/21/2017	(19)
21,899	Israeli New Shekel	6,046	Bank of America, NA(a)	6/21/2017	(11)
63,995	Israeli New Shekel	17,674	Bank of America, NA(a)	6/21/2017	(25)
13,696	Israeli New Shekel	3,727	Bank of America, NA(a)	6/21/2017	(61)
3,564	Israeli New Shekel	974	Bank of America, NA(a)	6/21/2017	(12)
4,000	Israeli New Shekel	1,103	Bank of America, NA(a)	6/21/2017	(3)
2,450	Israeli New Shekel	680	Bank of America, NA(a)	6/21/2017	2
43,239	Israeli New Shekel	11,819	Bank of America, NA(a)	6/21/2017	(139)
5,818	Israeli New Shekel	1,600	Bank of America, NA(a)	6/21/2017	(9)
93,708	Israeli New Shekel	25,518	Bank of America, NA(a)	6/21/2017	(398)
22,995	Israeli New Shekel	6,303	Bank of America, NA(a)	6/21/2017	(57)
2,798,481	Korean Won	2,443	Bank of America, NA(a)	6/21/2017	(18)
14,491,311	Korean Won	12,804	Bank of America, NA(a)	6/21/2017	60
7,767,021	Korean Won	6,854	Bank of America, NA(a)	6/21/2017	24
989,266	Korean Won	865	Bank of America, NA(a)	6/21/2017	(5)
28,100,250	Korean Won	25,000	Bank of America, NA(a)	6/21/2017	289
19,570,432	Korean Won	17,241	Bank of America, NA(a)	6/21/2017	31
1,480,047	Korean Won	1,279	Bank of America, NA(a)	6/21/2017	(23)
22,495,000	Korean Won	20,000	Bank of America, NA(a)	6/21/2017	218
34,004,239	Korean Won	30,208	Bank of America, NA(a)	6/21/2017	305
24,944,057	Korean Won	21,861	Bank of America, NA(a)	6/21/2017	(75)
17,386,958	Korean Won	15,256	Bank of America, NA(a)	6/21/2017	(34)
21,360,848	Korean Won	18,721	Bank of America, NA(a)	6/21/2017	(64)
1,517,054	Korean Won	1,340	Bank of America, NA(a)	6/21/2017	6
18,173	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(148)
18,173	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(148)
18,884	Malaysian Ringgit	4,211	Bank of America, NA(a)	6/21/2017	(142)
18,173	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(148)
18,173	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(148)
18,189	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(152)
18,173	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(148)
18,197	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(154)
27,210	Malaysian Ringgit	6,055	Bank of America, NA(a)	6/21/2017	(217)
27,025	Malaysian Ringgit	6,046	Bank of America, NA(a)	6/21/2017	(184)

See Notes to Consolidated Financial Statements

48

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
23,544	Malaysian Ringgit	$5,292	Bank of America, NA(a)	6/21/2017	$(135)
18,218	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(159)
18,197	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(154)
18,173	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(148)
1,817	Malaysian Ringgit	404	Bank of America, NA(a)	6/21/2017	(15)
18,173	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(148)
17,924	Malaysian Ringgit	3,982	Bank of America, NA(a)	6/21/2017	(150)
18,218	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(159)
18,189	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(152)
18,181	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(150)
25,878	Malaysian Ringgit	5,728	Bank of America, NA(a)	6/21/2017	(237)
497,877	Malaysian Ringgit	110,553	Bank of America, NA(a)	6/21/2017	(4,218)
25,892	Malaysian Ringgit	5,728	Bank of America, NA(a)	6/21/2017	(241)
25,898	Malaysian Ringgit	5,728	Bank of America, NA(a)	6/21/2017	(242)
2,584	Malaysian Ringgit	572	Bank of America, NA(a)	6/21/2017	(24)
25,896	Malaysian Ringgit	5,728	Bank of America, NA(a)	6/21/2017	(242)
25,896	Malaysian Ringgit	5,728	Bank of America, NA(a)	6/21/2017	(242)
4,614	Malaysian Ringgit	1,028	Bank of America, NA(a)	6/21/2017	(36)
2,370	Malaysian Ringgit	527	Bank of America, NA(a)	6/21/2017	(19)
25,898	Malaysian Ringgit	5,728	Bank of America, NA(a)	6/21/2017	(242)
19,196	Malaysian Ringgit	4,269	Bank of America, NA(a)	6/21/2017	(156)
1,916	Malaysian Ringgit	426	Bank of America, NA(a)	6/21/2017	(16)
2,676,797	Malaysian Ringgit	598,000	Bank of America, NA(a)	6/21/2017	(19,058)
13,670	Malaysian Ringgit	3,072	Bank of America, NA(a)	6/21/2017	(79)
1,340,417	Malaysian Ringgit	299,000	Bank of America, NA(a)	6/21/2017	(9,994)
25,902	Malaysian Ringgit	5,729	Bank of America, NA(a)	6/21/2017	(242)
25,898	Malaysian Ringgit	5,728	Bank of America, NA(a)	6/21/2017	(242)
25,902	Malaysian Ringgit	5,729	Bank of America, NA(a)	6/21/2017	(242)
18,181	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(150)
18,173	Malaysian Ringgit	4,041	Bank of America, NA(a)	6/21/2017	(148)
28,848	Malaysian Ringgit	6,408	Bank of America, NA(a)	6/21/2017	(242)
28,848	Malaysian Ringgit	6,408	Bank of America, NA(a)	6/21/2017	(242)
25,902	Malaysian Ringgit	5,729	Bank of America, NA(a)	6/21/2017	(242)
25,902	Malaysian Ringgit	5,729	Bank of America, NA(a)	6/21/2017	(242)
43,006	Malaysian Ringgit	9,625	Bank of America, NA(a)	6/21/2017	(289)
9,187	Malaysian Ringgit	2,058	Bank of America, NA(a)	6/21/2017	(60)
9,197	Malaysian Ringgit	2,061	Bank of America, NA(a)	6/21/2017	(59)
28,843	Malaysian Ringgit	6,407	Bank of America, NA(a)	6/21/2017	(242)
28,212	Malaysian Ringgit	6,326	Bank of America, NA(a)	6/21/2017	(177)
25,902	Malaysian Ringgit	5,729	Bank of America, NA(a)	6/21/2017	(242)
25,902	Malaysian Ringgit	5,729	Bank of America, NA(a)	6/21/2017	(242)
20,924	Malaysian Ringgit	4,648	Bank of America, NA(a)	6/21/2017	(176)
25,928	Malaysian Ringgit	5,729	Bank of America, NA(a)	6/21/2017	(248)

See Notes to Consolidated Financial Statements

49

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
25,902	Malaysian Ringgit	$5,729	Bank of America, NA(a)	6/21/2017	$(242)
25,902	Malaysian Ringgit	5,729	Bank of America, NA(a)	6/21/2017	(242)
10,728	Malaysian Ringgit	2,401	Bank of America, NA(a)	6/21/2017	(72)
25,902	Malaysian Ringgit	5,729	Bank of America, NA(a)	6/21/2017	(242)
25,902	Malaysian Ringgit	5,729	Bank of America, NA(a)	6/21/2017	(242)
25,902	Malaysian Ringgit	5,729	Bank of America, NA(a)	6/21/2017	(242)
25,640	Malaysian Ringgit	5,731	Bank of America, NA(a)	6/21/2017	(180)
28,843	Malaysian Ringgit	6,407	Bank of America, NA(a)	6/21/2017	(242)
21,320	Malaysian Ringgit	4,783	Bank of America, NA(a)	6/21/2017	(132)
28,843	Malaysian Ringgit	6,407	Bank of America, NA(a)	6/21/2017	(242)
2,775	Malaysian Ringgit	621	Bank of America, NA(a)	6/21/2017	(19)
28,843	Malaysian Ringgit	6,407	Bank of America, NA(a)	6/21/2017	(242)
28,843	Malaysian Ringgit	6,407	Bank of America, NA(a)	6/21/2017	(242)
7,427	Malaysian Ringgit	1,667	Bank of America, NA(a)	6/21/2017	(45)
28,843	Malaysian Ringgit	6,407	Bank of America, NA(a)	6/21/2017	(242)
10,643	Malaysian Ringgit	2,391	Bank of America, NA(a)	6/21/2017	(62)
14,692	Malaysian Ringgit	3,288	Bank of America, NA(a)	6/21/2017	(99)
11,222	Malaysian Ringgit	2,515	Bank of America, NA(a)	6/21/2017	(72)
28,862	Malaysian Ringgit	6,407	Bank of America, NA(a)	6/21/2017	(246)
28,838	Malaysian Ringgit	6,407	Bank of America, NA(a)	6/21/2017	(241)
28,862	Malaysian Ringgit	6,407	Bank of America, NA(a)	6/21/2017	(246)
28,862	Malaysian Ringgit	6,407	Bank of America, NA(a)	6/21/2017	(246)
16,118	Malaysian Ringgit	3,565	Bank of America, NA(a)	6/21/2017	(151)
16,352	Malaysian Ringgit	3,666	Bank of America, NA(a)	6/21/2017	(104)
28,843	Malaysian Ringgit	6,407	Bank of America, NA(a)	6/21/2017	(242)
841	Malaysian Ringgit	188	Bank of America, NA(a)	6/21/2017	(6)
6,645,168	Mexican Peso	351,210	JPMorgan Chase Bank, NA	5/12/2017	(1,136)
37,944	New Taiwan Dollar	1,268	Bank of America, NA(a)	6/21/2017	9
173,203	New Taiwan Dollar	5,788	Bank of America, NA(a)	6/21/2017	42
350,212	New Taiwan Dollar	11,647	Bank of America, NA(a)	6/21/2017	29
379,405	New Taiwan Dollar	12,680	Bank of America, NA(a)	6/21/2017	94
34,647	New Taiwan Dollar	1,147	Bank of America, NA(a)	6/21/2017	(2)
379,375	New Taiwan Dollar	12,679	Bank of America, NA(a)	6/21/2017	94
37,939	New Taiwan Dollar	1,268	Bank of America, NA(a)	6/21/2017	9
379,375	New Taiwan Dollar	12,679	Bank of America, NA(a)	6/21/2017	94
63,197	New Taiwan Dollar	2,086	Bank of America, NA(a)	6/21/2017	(10)
340,129	New Taiwan Dollar	11,203	Bank of America, NA(a)	6/21/2017	(80)
350,224	New Taiwan Dollar	11,647	Bank of America, NA(a)	6/21/2017	29
63,545	New Taiwan Dollar	2,096	Bank of America, NA(a)	6/21/2017	(12)
267,915	New Taiwan Dollar	8,791	Bank of America, NA(a)	6/21/2017	(97)
187,179	New Taiwan Dollar	6,225	Bank of America, NA(a)	6/21/2017	16
72,588	New Taiwan Dollar	2,396	Bank of America, NA(a)	6/21/2017	(12)
350,271	New Taiwan Dollar	11,647	Bank of America, NA(a)	6/21/2017	27
283,360	New Taiwan Dollar	9,367	Bank of America, NA(a)	6/21/2017	(33)

See Notes to Consolidated Financial Statements

50

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
88,890	New Taiwan Dollar	$2,959	Bank of America, NA(a)	6/21/2017	$10
133,568	New Taiwan Dollar	4,400	Bank of America, NA(a)	6/21/2017	(31)
904,246	New Taiwan Dollar	29,644	Bank of America, NA(a)	6/21/2017	(353)
1,228,270	New Taiwan Dollar	40,445	Bank of America, NA(a)	6/21/2017	(302)
1,480,685	New Taiwan Dollar	48,787	Bank of America, NA(a)	6/21/2017	(333)
512,096	New Taiwan Dollar	16,993	Bank of America, NA(a)	6/21/2017	5
112,684	New Taiwan Dollar	3,664	Bank of America, NA(a)	6/21/2017	(74)
32,950	New Taiwan Dollar	1,070	Bank of America, NA(a)	6/21/2017	(23)
215,946	New Taiwan Dollar	7,132	Bank of America, NA(a)	6/21/2017	(32)
577,106	New Taiwan Dollar	19,002	Bank of America, NA(a)	6/21/2017	(143)
158,482	New Taiwan Dollar	5,265	Bank of America, NA(a)	6/21/2017	8
115,842	New Taiwan Dollar	3,824	Bank of America, NA(a)	6/21/2017	(19)
65,212	New Taiwan Dollar	2,116	Bank of America, NA(a)	6/21/2017	(47)
452,326	New Taiwan Dollar	14,996	Bank of America, NA(a)	6/21/2017	(9)
77,489	New Taiwan Dollar	2,551	Bank of America, NA(a)	6/21/2017	(20)
41,968	New Taiwan Dollar	1,388	Bank of America, NA(a)	6/21/2017	(4)
513,440	Norwegian Krone	59,715	Bank of America, NA(a)	6/21/2017	(121)
93,203	Norwegian Krone	10,899	Bank of America, NA(a)	6/21/2017	37
215,836	Norwegian Krone	25,183	Bank of America, NA(a)	6/21/2017	30
414,638	Norwegian Krone	48,228	Bank of America, NA(a)	6/21/2017	(94)
412,900	Norwegian Krone	48,210	Bank of America, NA(a)	6/21/2017	91
514,329	Norwegian Krone	60,678	Bank of America, NA(a)	6/21/2017	738
399,219	Norwegian Krone	47,170	Bank of America, NA(a)	6/21/2017	645
441,979	Norwegian Krone	51,936	Bank of America, NA(a)	6/21/2017	428
422,835	Norwegian Krone	49,882	Bank of America, NA(a)	6/21/2017	605
75,904	Norwegian Krone	8,787	Bank of America, NA(a)	6/21/2017	(59)
163,783	Norwegian Krone	19,080	Bank of America, NA(a)	6/21/2017	(7)
63,863	Norwegian Krone	7,390	Bank of America, NA(a)	6/21/2017	(53)
31,743	Norwegian Krone	3,687	Bank of America, NA(a)	6/21/2017	(12)
448,912	Norwegian Krone	52,103	Bank of America, NA(a)	6/21/2017	(213)
530,755	Norwegian Krone	61,840	Bank of America, NA(a)	6/21/2017	(14)
394,006	Norwegian Krone	45,899	Bank of America, NA(a)	6/21/2017	(18)
511,140	Norwegian Krone	59,697	Bank of America, NA(a)	6/21/2017	129
429,380	Norwegian Krone	50,655	Bank of America, NA(a)	6/21/2017	615
198,354	Norwegian Krone	23,129	Bank of America, NA(a)	6/21/2017	13
511,124	Norwegian Krone	59,810	Bank of America, NA(a)	6/21/2017	244
351,034	Norwegian Krone	41,409	Bank of America, NA(a)	6/21/2017	500
419,577	Norwegian Krone	48,679	Bank of America, NA(a)	6/21/2017	(218)
510,376	Norwegian Krone	59,884	Bank of America, NA(a)	6/21/2017	405
415,528	Norwegian Krone	48,395	Bank of America, NA(a)	6/21/2017	(30)
505,917	Norwegian Krone	59,458	Bank of America, NA(a)	6/21/2017	499
207,711	Norwegian Krone	24,370	Bank of America, NA(a)	6/21/2017	163
60,460	Norwegian Krone	7,049	Bank of America, NA(a)	6/21/2017	3

See Notes to Consolidated Financial Statements

51

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
335,176	Norwegian Krone	$39,027	Bank of America, NA(a)	6/21/2017	$(34)
490,400	Norwegian Krone	57,533	Bank of America, NA(a)	6/21/2017	382
425,356	Norwegian Krone	49,895	Bank of America, NA(a)	6/21/2017	324
394,207	Norwegian Krone	46,502	Bank of America, NA(a)	6/21/2017	561
324,635	Norwegian Krone	37,660	Bank of America, NA(a)	6/21/2017	(173)
411,004	Norwegian Krone	48,712	Bank of America, NA(a)	6/21/2017	814
496,921	Norwegian Krone	58,724	Bank of America, NA(a)	6/21/2017	813
524,034	Norwegian Krone	60,839	Bank of America, NA(a)	6/21/2017	(232)
7,433	Norwegian Krone	866	Bank of America, NA(a)	6/21/2017	— (b)
19,063	Norwegian Krone	2,220	Bank of America, NA(a)	6/21/2017	(2)
10,645	Norwegian Krone	1,254	Bank of America, NA(a)	6/21/2017	13
497,340	Norwegian Krone	58,650	Bank of America, NA(a)	6/21/2017	690
420,761	Norwegian Krone	49,431	Bank of America, NA(a)	6/21/2017	396
375,166	Norwegian Krone	43,921	Bank of America, NA(a)	6/21/2017	199
503,969	Norwegian Krone	59,722	Bank of America, NA(a)	6/21/2017	990
277,011	Philippine Peso	5,482	Bank of America, NA(a)	6/21/2017	(15)
211,065	Philippine Peso	4,180	Bank of America, NA(a)	6/21/2017	(8)
177,032	Philippine Peso	3,491	Bank of America, NA(a)	6/21/2017	(22)
282,299	Philippine Peso	5,562	Bank of America, NA(a)	6/21/2017	(40)
76,985	Philippine Peso	1,526	Bank of America, NA(a)	6/21/2017	(2)
289,787	Philippine Peso	5,702	Bank of America, NA(a)	6/21/2017	(49)
141,512	Philippine Peso	2,799	Bank of America, NA(a)	6/21/2017	(9)
319,667	Philippine Peso	6,297	Bank of America, NA(a)	6/21/2017	(47)
88,177	Philippine Peso	1,764	Bank of America, NA(a)	6/21/2017	14
444,313	Philippine Peso	8,807	Bank of America, NA(a)	6/21/2017	(10)
72,983	Philippine Peso	1,445	Bank of America, NA(a)	6/21/2017	(3)
170,085	Philippine Peso	3,355	Bank of America, NA(a)	6/21/2017	(20)
77,525	Philippine Peso	1,535	Bank of America, NA(a)	6/21/2017	(3)
160,757	Philippine Peso	3,184	Bank of America, NA(a)	6/21/2017	(6)
65,551,860	Philippine Peso	1,289,376	Bank of America, NA(a)	6/21/2017	(11,473)
184,471	Philippine Peso	3,656	Bank of America, NA(a)	6/21/2017	(5)
28	Polish Zloty	7	Bank of America, NA(a)	6/21/2017	— (b)
8,840	Polish Zloty	2,166	Bank of America, NA(a)	6/21/2017	(112)
13,663	Polish Zloty	3,427	Bank of America, NA(a)	6/21/2017	(93)
2,288	Polish Zloty	577	Bank of America, NA(a)	6/21/2017	(12)
3,425,940	Polish Zloty	839,097	Bank of America, NA(a)	6/21/2017	(43,641)
3,452	Polish Zloty	870	Bank of America, NA(a)	6/21/2017	(20)
11,003	Polish Zloty	2,782	Bank of America, NA(a)	6/21/2017	(53)
9,706	Polish Zloty	2,431	Bank of America, NA(a)	6/21/2017	(70)
1,007	Polish Zloty	252	Bank of America, NA(a)	6/21/2017	(7)
4,468,902	Pound Sterling	5,727,296	JPMorgan Chase Bank, NA	5/12/2017	(62,487)
149,209	Russian Ruble	2,622	Bank of America, NA(a)	6/21/2017	31
1,046,294	Russian Ruble	17,608	Bank of America, NA(a)	6/21/2017	(560)

See Notes to Consolidated Financial Statements

52

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,614,435	Russian Ruble	$28,168	Bank of America, NA(a)	6/21/2017	$135
39,866	Russian Ruble	656	Bank of America, NA(a)	6/21/2017	(36)
464,021	Russian Ruble	8,134	Bank of America, NA(a)	6/21/2017	77
109,450	Russian Ruble	1,903	Bank of America, NA(a)	6/21/2017	3
396,483	Russian Ruble	6,706	Bank of America, NA(a)	6/21/2017	(178)
1,534,400	Russian Ruble	26,758	Bank of America, NA(a)	6/21/2017	115
276,176	Russian Ruble	4,845	Bank of America, NA(a)	6/21/2017	50
177,343	Russian Ruble	2,937	Bank of America, NA(a)	6/21/2017	(142)
494,995	Russian Ruble	8,638	Bank of America, NA(a)	6/21/2017	43
509,795	Russian Ruble	8,931	Bank of America, NA(a)	6/21/2017	79
344,967	Russian Ruble	5,945	Bank of America, NA(a)	6/21/2017	(45)
1,376,188	Russian Ruble	23,938	Bank of America, NA(a)	6/21/2017	42
299,252	Russian Ruble	5,249	Bank of America, NA(a)	6/21/2017	53
109,039	Russian Ruble	1,920	Bank of America, NA(a)	6/21/2017	27
99,777	Russian Ruble	1,750	Bank of America, NA(a)	6/21/2017	18
1,377,199	Russian Ruble	23,939	Bank of America, NA(a)	6/21/2017	26
1,033,333	Russian Ruble	18,011	Bank of America, NA(a)	6/21/2017	69
1,219,251	Russian Ruble	21,034	Bank of America, NA(a)	6/21/2017	(137)
1,087	Singapore Dollar	776	Bank of America, NA(a)	6/21/2017	(3)
4,835	Singapore Dollar	3,440	Bank of America, NA(a)	6/21/2017	(23)
1,700,526	Singapore Dollar	1,198,756	Bank of America, NA(a)	6/21/2017	(19,033)
298	Singapore Dollar	213	Bank of America, NA(a)	6/21/2017	(1)
687	Singapore Dollar	490	Bank of America, NA(a)	6/21/2017	(2)
3,909	Singapore Dollar	2,799	Bank of America, NA(a)	6/21/2017	— (b)
1,482	Singapore Dollar	1,062	Bank of America, NA(a)	6/21/2017	1
5,284	Singapore Dollar	3,783	Bank of America, NA(a)	6/21/2017	(1)
3,229	Singapore Dollar	2,304	Bank of America, NA(a)	6/21/2017	(9)
1,743	Singapore Dollar	1,233	Bank of America, NA(a)	6/21/2017	(15)
738	Singapore Dollar	528	Bank of America, NA(a)	6/21/2017	(1)
2,003	Singapore Dollar	1,411	Bank of America, NA(a)	6/21/2017	(23)
2,847	Singapore Dollar	2,044	Bank of America, NA(a)	6/21/2017	5
3,321	Singapore Dollar	2,375	Bank of America, NA(a)	6/21/2017	(3)
50,529	South African Rand	3,985	Bank of America, NA(a)	6/21/2017	237
70,791	South African Rand	5,333	Bank of America, NA(a)	6/21/2017	82
54,301	South African Rand	3,906	Bank of America, NA(a)	6/21/2017	(122)
338,561	South African Rand	24,673	Bank of America, NA(a)	6/21/2017	(439)
66,752	South African Rand	4,806	Bank of America, NA(a)	6/21/2017	(145)
246,340	South African Rand	19,277	Bank of America, NA(a)	6/21/2017	1,006
327,871	South African Rand	25,314	Bank of America, NA(a)	6/21/2017	995
23,093	South African Rand	1,642	Bank of America, NA(a)	6/21/2017	(71)
44,448	South African Rand	3,293	Bank of America, NA(a)	6/21/2017	(4)
3,302	South African Rand	260	Bank of America, NA(a)	6/21/2017	15
446,579	South African Rand	33,351	Bank of America, NA(a)	6/21/2017	228

See Notes to Consolidated Financial Statements

53

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
34,234	South African Rand	$2,613	Bank of America, NA(a)	6/21/2017	$74
425,604	South African Rand	31,949	Bank of America, NA(a)	6/21/2017	381
88,144	South African Rand	6,553	Bank of America, NA(a)	6/21/2017	15
171,838	South African Rand	12,914	Bank of America, NA(a)	6/21/2017	169
8,644,973	Swedish Krona	967,439	JPMorgan Chase Bank, NA	5/12/2017	(9,101)
142,292	Swedish Krona	15,881	Bank of America, NA(a)	6/21/2017	(227)
16,258	Swedish Krona	1,850	Bank of America, NA(a)	6/21/2017	10
57,346	Swedish Krona	6,501	Bank of America, NA(a)	6/21/2017	9
43,394	Swedish Krona	4,843	Bank of America, NA(a)	6/21/2017	(69)
67,354	Swedish Krona	7,658	Bank of America, NA(a)	6/21/2017	33
224,955	Swedish Krona	25,580	Bank of America, NA(a)	6/21/2017	114
123,314	Swedish Krona	14,023	Bank of America, NA(a)	6/21/2017	63
21,176	Swedish Krona	2,374	Bank of America, NA(a)	6/21/2017	(23)
1,725	Swedish Krona	194	Bank of America, NA(a)	6/21/2017	(1)
32,240	Swedish Krona	3,595	Bank of America, NA(a)	6/21/2017	(55)
14,354,202	Swedish Krona	1,599,204	Bank of America, NA(a)	6/21/2017	(25,780)
178,365	Swedish Krona	19,817	Bank of America, NA(a)	6/21/2017	(375)
45,046	Swedish Krona	5,149	Bank of America, NA(a)	6/21/2017	50
39,279	Swedish Krona	4,355	Bank of America, NA(a)	6/21/2017	(92)
53,977	Swedish Krona	6,000	Bank of America, NA(a)	6/21/2017	(111)
416,614	Swedish Krona	45,992	Bank of America, NA(a)	6/21/2017	(1,171)
6,070	Swedish Krona	678	Bank of America, NA(a)	6/21/2017	(9)
5,707,209	Swedish Krona	645,228	JPMorgan Chase Bank, NA	6/30/2017	(1,169)
1,298,581	Swiss Franc	1,304,730	JPMorgan Chase Bank, NA	5/12/2017	(1,192)
1,500,000	Swiss Franc	1,486,460	JPMorgan Chase Bank, NA	6/15/2017	(25,404)
82,815	Turkish Lira	22,633	JPMorgan Chase Bank, NA	5/12/2017	(615)
28,594	Turkish Lira	7,681	Bank of America, NA(a)	6/21/2017	(251)
23,044	Turkish Lira	6,185	Bank of America, NA(a)	6/21/2017	(208)
164,235	Turkish Lira	43,330	Bank of America, NA(a)	6/21/2017	(2,232)
178,555	Turkish Lira	47,836	Bank of America, NA(a)	6/21/2017	(1,698)
5,618	Turkish Lira	1,543	Bank of America, NA(a)	6/21/2017	(15)
5,462,595	Turkish Lira	1,416,480	Bank of America, NA(a)	6/21/2017	(98,941)
853	Turkish Lira	229	Bank of America, NA(a)	6/21/2017	(8)
97,645	Turkish Lira	26,008	Bank of America, NA(a)	6/21/2017	(1,081)
43,244	Turkish Lira	11,203	Bank of America, NA(a)	6/21/2017	(794)
57,114	Turkish Lira	14,986	Bank of America, NA(a)	6/21/2017	(858)
230,712	Turkish Lira	59,793	Bank of America, NA(a)	6/21/2017	(4,211)
21,258	Turkish Lira	5,622	Bank of America, NA(a)	6/21/2017	(275)
19,241	Turkish Lira	5,027	Bank of America, NA(a)	6/21/2017	(311)
82,193	Turkish Lira	22,029	Bank of America, NA(a)	6/21/2017	(773)
179,625	Turkish Lira	48,178	Bank of America, NA(a)	6/21/2017	(1,653)
230,773	Turkish Lira	59,794	Bank of America, NA(a)	6/21/2017	(4,226)
17,949	Turkish Lira	4,827	Bank of America, NA(a)	6/21/2017	(152)

See Notes to Consolidated Financial Statements

54

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
117,308	Turkish Lira	$31,120	Bank of America, NA(a)	6/21/2017	$(1,423)
21,259	Turkish Lira	5,622	Bank of America, NA(a)	6/21/2017	(276)
21,257	Turkish Lira	5,621	Bank of America, NA(a)	6/21/2017	(276)
21,259	Turkish Lira	5,622	Bank of America, NA(a)	6/21/2017	(276)
21,255	Turkish Lira	5,622	Bank of America, NA(a)	6/21/2017	(275)
26,537	Turkish Lira	7,004	Bank of America, NA(a)	6/21/2017	(358)
120,490	Turkish Lira	32,101	Bank of America, NA(a)	6/21/2017	(1,325)
94,335	Turkish Lira	25,334	Bank of America, NA(a)	6/21/2017	(836)
21,240	Turkish Lira	5,622	Bank of America, NA(a)	6/21/2017	(270)
21,240	Turkish Lira	5,622	Bank of America, NA(a)	6/21/2017	(270)
179,573	Turkish Lira	48,177	Bank of America, NA(a)	6/21/2017	(1,640)
21,261	Turkish Lira	5,622	Bank of America, NA(a)	6/21/2017	(276)
21,228	Turkish Lira	5,622	Bank of America, NA(a)	6/21/2017	(267)
228,235	Turkish Lira	59,636	Bank of America, NA(a)	6/21/2017	(3,680)
178,671	Turkish Lira	47,837	Bank of America, NA(a)	6/21/2017	(1,729)
21,228	Turkish Lira	5,621	Bank of America, NA(a)	6/21/2017	(268)
39,612	Turkish Lira	10,605	Bank of America, NA(a)	6/21/2017	(384)
58,729	Turkish Lira	15,719	Bank of America, NA(a)	6/21/2017	(574)
6,570	Turkish Lira	1,782	Bank of America, NA(a)	6/21/2017	(41)
18,667	Turkish Lira	5,019	Bank of America, NA(a)	6/21/2017	(160)
212,083	Turkish Lira	56,219	Bank of America, NA(a)	6/21/2017	(2,617)
9,418	Turkish Lira	2,471	Bank of America, NA(a)	6/21/2017	(142)
108,705	Turkish Lira	28,532	Bank of America, NA(a)	6/21/2017	(1,625)
Total forward contracts to deliver					$(565,966)

(a)  The investment is held by the Subsidiary (see Note A in Notes to Consolidated Financial Statements).

(b)  Amount less than one dollar.

For the six months ended April 30, 2017, the average notional value of forward contracts for the Fund was $13,654,005. The Fund had cash collateral of $304,537 deposited in a segregated account for JPMorgan Chase Bank, NA.

See Notes to Consolidated Financial Statements

55

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Credit default swap contracts ("credit default swaps")

At April 30, 2017, the Fund had outstanding over-the-counter ("OTC") credit default swaps as follows:

OTC Credit Default Swaps—Buy Protection

Swap Counterparty	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
JPMorgan Chase Bank, NA	Assured Guaranty Municipal Corp., 0.00%, 12/31/2099	$2,000,000	5.00%	12/20/2021	$(275,480)	$(28,982)	$(11,112)	$(315,574)
JPMorgan Chase Bank, NA	Gap, Inc. (The), 5.95%, 4/12/2021	2,000,000	1.00	12/20/2021	214,587	(109,215)	(2,222)	103,150
JPMorgan Chase Bank, NA	Goodyear Tire & Rubber Co. (The), 7.00%, 3/15/2028	1,000,000	5.00	12/20/2021	(131,602)	(33,716)	(5,556)	(170,874)
JPMorgan Chase Bank, NA	International Lease Finance Corp., 8.25%, 12/15/2020	1,000,000	5.00	12/20/2021	(137,880)	(38,925)	(5,556)	(182,361)
JPMorgan Chase Bank, NA	JC Penney Co., Inc., 6.38%, 10/15/2036	1,000,000	5.00	12/20/2021	26,691	35,040	(5,556)	56,175
JPMorgan Chase Bank, NA	Kohl's Corp., 4.00%, 11/01/2021	1,000,000	1.00	12/20/2021	59,171	(18,998)	(1,110)	39,063
JPMorgan Chase Bank, NA	Nordstrom, Inc., 6.95%, 3/15/2028	1,000,000	1.00	12/20/2021	25,618	(15,147)	(1,110)	9,361
JPMorgan Chase Bank, NA	Staples, Inc., 2.75%, 1/12/2018	2,000,000	1.00	12/20/2021	119,442	(51,690)	(2,222)	65,530
Total credit default swaps					$(99,453)	$(261,633)	$(34,444)	$(395,530)

*  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the OTC credit default swaps.

At April 30, 2017, the Fund had outstanding centrally cleared credit default swaps as follows:

Centrally Cleared Credit Default Swaps—Buy Protection

Clearinghouse	Reference Entity	Notional Amount(a)		Contract Annual Fixed Rate*	Termination Date	Unamortized Upfront Payments (Received) Paid	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE Clear Credit	iTraxx Europe Crossover Index	EUR	4,000,000	5.00%	12/20/2021	$(311,974)	$(171,958)	$(24,207)	$(508,139)
Total centrally cleared credit default swaps						$(311,974)	$(171,958)	$(24,207)	$(508,139)

(a)  Notional amount is stated in the currency in which it is denominated.

EUR  Euro

*  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the centrally cleared credit default swaps.

For the six months ended April 30, 2017, the average notional value of credit default swaps for the Fund was $19,288,714 for buy protection and $2,000,000 for sell protection. The Fund had $286,131 deposited in segregated accounts to cover margin requirements on centrally cleared swaps.

See Notes to Consolidated Financial Statements

56

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Equity swap contracts ("equity swaps")

At April 30, 2017, the Fund had outstanding equity swaps* as follows:

Counterparty	Description	Expiration Date(s)	Value
JPMorgan Chase Bank, NA	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	9/26/2017- 4/30/2018	$115,729

*  The following table represents the individual long and short positions and related values of the equity swaps with JPMorgan Chase Bank, NA as of April 30, 2017.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
Canada
Athabasca Oil Corp.	54,224	$62,891	$(8,074)
China
Intime Retail Group Co. Ltd.	273,650	339,386	7,147
France
Christian Dior SE	142	39,009	(37)
Sartorius Stedim Biotech	625	42,380	(462)
Zodiac Aerospace	8,073	246,560	(50,544)
			(51,043)
Germany
STADA Arzneimittel AG	7,480	516,774	13,089
Italy
Buzzi Unicem SpA	33,554	361,589	134,400
Netherlands
Akzo Nobel NV	440	37,751	726
Switzerland
Actelion Ltd.	8,165	2,246,942	65,107
Syngenta AG	282	130,033	1,019
			66,126
United Kingdom
Booker Group plc	174,363	452,266	(14,146)
Punch Taverns plc	41,094	93,353	(209)
Sky plc	118,830	1,522,247	4,526
			(9,829)

See Notes to Consolidated Financial Statements

57

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
United States
Reynolds American, Inc.	12,250	$691,415	$98,709
Safeway, Inc.	429,292	— (d)	107,323 (c)
Safeway, Inc.	429,292	— (d)	8,586 (c)
			214,618
Total Long Positions of Equity Swaps			367,160
Short Positions
Canada
Fairfax Financial Holdings Ltd.	(632)	(296,867)	7,963
France
Hermes International	(29)	(13,839)	(35)
Germany
Sartorius AG	(578)	(52,199)	(726)
Italy
Buzzi Unicem SpA	(18,107)	(357,467)	(108,018)
United Kingdom
British American Tobacco plc	(12,669)	(763,828)	(91,896)
Henderson Group plc	(180,418)	(506,621)	(32,707)
Tesco plc	(150,127)	(368,597)	12,278
			(112,325)
Total Short Positions of Equity Swaps			(213,141)
Total Long and Short Positions of Equity Swaps			154,019
Financing Costs and Other Receivables/(Payables)			(38,290)
Equity Swaps, at value—JPMorgan Chase Bank, NA			$115,729
Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley Capital Services LLC	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	9/13/2017- 2/26/2018	$1,140,389

See Notes to Consolidated Financial Statements

58

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

*  The following table represents the individual long and short positions and related values of the equity swaps with Morgan Stanley Capital Services LLC as of April 30, 2017.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
Brazil
Hypermarcas SA	33,470	$210,646	$106,334
France
Amundi SA	8,292	407,451	138,110
BNP Paribas SA	13,297	741,280	197,021
Danone SA	27,157	1,849,648	48,933
Iliad SA	5,311	1,257,907	31,631
JCDecaux SA	4,540	181,386	(21,229)
Publicis Groupe SA	11,549	754,976	78,722
Remy Cointreau SA	7,853	572,704	219,593
Societe Generale SA	290	10,299	5,562
			698,343
Ireland
Ryanair Holdings plc	95,444	1,496,930	161,346
Jordan
Hikma Pharmaceuticals plc	11,800	360,886	(64,848)
Luxembourg
Eurofins Scientific SE	1,388	485,442	198,110
South Africa
Aspen Pharmacare Holdings Ltd.	12,924	255,057	13,051
South Korea
NAVER Corp.	515	278,831	83,239
Switzerland
Actelion Ltd.	1,611	376,557	79,623
LafargeHolcim Ltd.	22,224	984,703	275,030
Nestle SA	26,003	1,778,415	224,730
Syngenta AG	3,334	1,303,002	246,386
			825,769
Turkey
Migros Ticaret A/S	44,527	267,640	37,234
United Kingdom
Admiral Group plc	6,437	161,594	6,067
Barclays plc	90,705	195,163	54,191
Burberry Group plc	2,661	44,509	11,118
Croda International plc	8,091	321,384	73,063

See Notes to Consolidated Financial Statements

59

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
ITV plc	272,971	$628,776	$113,684
Pets at Home Group plc	15,218	56,564	(19,588)
RSA Insurance Group plc	36,254	218,753	61,105
Sky plc	10,553	136,394	(805)
Smith & Nephew plc	90,020	1,392,076	88,667
Smiths Group plc	6,042	76,026	52,314
Sports Direct International plc	245,517	1,089,654	(114,368)
			325,448
Total Long Positions of Equity Swaps			2,384,026
Short Positions
France
Air France-KLM	(54,160)	(407,133)	(48,025)
Electricite de France SA	(20,308)	(244,257)	74,673
Kering	(2,329)	(405,979)	(315,919)
Lagardere SCA	(22,437)	(648,188)	(39,082)
LVMH Moet Hennessy Louis Vuitton SE	(9,685)	(1,806,601)	(582,944)
Orange SA	(42,459)	(730,007)	73,249
			(838,048)
Germany
adidas AG	(4,839)	(832,468)	(136,892)
Deutsche Lufthansa AG	(27,316)	(413,107)	(58,217)
Deutsche Telekom AG	(40,082)	(719,463)	16,516
			(178,593)
Italy
Eni SpA	(37,731)	(589,077)	2,575
Netherlands
Koninklijke Ahold Delhaize NV	(37,447)	(860,216)	84,371
Spain
Industria de Diseno Textil SA	(28,403)	(937,920)	(151,456)
Switzerland
Givaudan SA	(361)	(675,737)	(19,778)
Roche Holding AG	(1,057)	(283,911)	7,391
			(12,387)
United Kingdom
Bunzl plc	(28,118)	(692,592)	(184,363)
GlaxoSmithKline plc	(22,584)	(396,461)	(56,927)
Marks & Spencer Group plc	(513,241)	(2,688,263)	251,291

See Notes to Consolidated Financial Statements

60

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation/ (Depreciation)
Unilever NV	(18,190)	$(922,451)	$(31,512)
WPP plc	(35,951)	(728,143)	(41,556)
			(63,067)
United States
Merck & Co., Inc.	(4,566)	(243,545)	(41,053)
Pfizer, Inc.	(7,830)	(250,615)	(14,979)
			(56,032)
Total Short Positions of Equity Swaps			(1,212,637)
Total Long and Short Positions of Equity Swaps			1,171,389
Financing Costs and Other Receivables/(Payables)			(31,000)
Equity Swaps, at value—Morgan Stanley Capital Services LLC			$1,140,389
Total Equity Swaps, at value			$1,256,118

(a)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(b)  For the six months ended April 30, 2017, the average notional value of equity swaps for the Fund was $20,954,957 for long positions and $(15,729,877) for short positions.

(c)  Illiquid security.

(d)  Amount less than one dollar.

Total return swap contracts on futures ("total return swaps on futures")

At April 30, 2017, the Fund had outstanding total return swaps on futures as follows:

Long total return swaps on futures

Swap Counterparty	Reference Entity	Termination Date	Notional Value(b)		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BIST 30 Index Futures(a)	6/30/2017	TRY	499,104	$(454)
Bank of America, NA	FTSE Bursa Malaysia KLCI Index Futures(a)	5/31/2017	MYR	352,882	(249)
Bank of America, NA	IBEX 35 Index Futures(a)	5/19/2017	EUR	204,966	10,396
Bank of America, NA	KOSPI 200 Index Futures(a)	6/8/2017	KRW	544,126,280	28,381
Bank of America, NA	SET50 Index Futures(a)	6/29/2017	THB	6,548,475	336
Bank of America, NA	WIG20 Index Futures(a)	6/16/2017	PLN	312,838	4,991
Total					$43,401

(a)  The investment is held by the Subsidiary (see Note A in Notes to Consolidated Financial Statements).

(b)  Notional value represents the value (including any fees or commissions) of the long positions when they were established, and is stated in the currency in which it is denominated.

EUR  Euro
KRW  Korean Won
MYR  Malaysian Ringgit
See Notes to Consolidated Financial Statements

61

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

PLN  Polish Zloty
THB  Thai Baht
TRY  Turkish Lira

For the six months ended April 30, 2017, the average notional value of total return swaps on futures for the Fund was $1,319,222 for long positions and $(207,718) for short positions.

At April 30, 2017, the Fund had cash collateral of $2,721,780, $3,185,463 and $6,240,000 deposited in a segregated account for Bank of America, NA, JPMorgan Chase Bank, NA and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on OTC derivatives.

Written option contracts ("options written")

At April 30, 2017, the Fund had outstanding options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
ACADIA Pharmaceuticals, Inc., Call	15	$35	5/19/2017	$(2,138)
iShares Russell 2000 Index Fund, Put	194	115	6/30/2017	(3,589)
Mead Johnson Nutrition Co., Call	3	90	5/19/2017	(6)
Monsanto Co., Call	5	120	7/21/2017	(415)
Total options written (Premium received $ 11,671)				$(6,148)

Options written for the Fund for the six months ended April 30, 2017 were as follows:

	Number of Contracts	Premium Received
Outstanding 10/31/16	1,076	$72,594
Options written	3,231	219,480
Options closed	(2,030)	(170,831)
Options exercised	—	—
Options expired	(2,060)	(109,572)
Outstanding 4/30/17	217	$11,671

For the six months ended April 30, 2017, the Fund had an average market value of $413,529 in purchased option contracts, and $(44,561) in options written, respectively.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's investments as of April 30, 2017:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*		Total
Investments:
Common Stocks
Airlines	$—	$—	$17		$17
Capital Markets	1,706	—	—	(b)	1,706
Media	14,891	—	1		14,892
Oil, Gas & Consumable Fuels	6,972	—	47		7,019
Other Common Stocks(a)	185,215	—	—		185,215
Total Common Stocks	208,784	—	65		208,849

See Notes to Consolidated Financial Statements

62

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

(000's omitted)	Level 1		Level 2	Level 3*		Total
Corporate Bonds
Banks	$—		$935	$9,600		$10,535
Capital Markets	—		—	9,590		9,590
Chemicals	—		—	—	(b)	—	(b)
Oil, Gas & Consumable Fuels	—		1,997	—	(b)	1,997
Other Corporate Bonds(a)	—		16,881	—		16,881
Total Corporate Bonds	—		19,813	19,190		39,003
Commercial Mortgage-Backed Securities	—		36,398	—		36,398
Loan Assignments
Containers & Packaging	—		—	359		359
Household Durables	—		—	249		249
Independent Power and Renewable Electricity Producers	—		1,741	179		1,920
Internet Software & Services	—		—	481		481
Semiconductors & Semiconductor Equipment	—		1,928	2,798		4,726
Specialty Retail	—		—	151		151
Other Loan Assignments(a)	—		27,842	—		27,842
Total Loan Assignments	—		31,511	4,217		35,728
Asset-Backed Securities	—		27,712	—		27,712
Master Limited Partnerships	13,925		—	—		13,925
Collateralized Mortgage Obligations	—		7,875	—		7,875
Convertible Bonds
Semiconductors & Semiconductor Equipment	—		—	730		730
Other Convertible Bonds(a)	—		3,337	—		3,337
Total Convertible Bonds	—		3,337	730		4,067
Rights
Biotechnology	—		—	188		188
Food & Staples Retailing	—		—	30		30
Media	—		—	122		122
Pharmaceuticals	—		—	—	(b)	—	(b)
Semiconductors & Semiconductor Equipment	—		—	2,307		2,307
Other Rights(a)	—	(b)	—	—		—	(b)
Total Rights	—		—	2,647		2,647
U.S. Treasury Obligation	—		803	—		803
Options Purchased	457		—	—		457
Warrants
Biotechnology	—		—	—	(b)	—	(b)
Other Warrants(a)	288		—	—		288
Total Warrants	288		—	—		288
Preferred Stocks(a)	182		—	—		182
Short-Term Investments	—		82,027	—		82,027
Total Long Positions	$223,636		$209,476	$26,849		$459,961

(a)  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  Amount less than one thousand.

See Notes to Consolidated Financial Statements

63

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2016		Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3		Transfers out of Level 3	Balance as of 4/30/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Investments in Securities:
Common Stocks(a)
Airlines	$10		$—	$7	$—	$—	$—		$—	$17		$7
Capital Markets	—	(c)	—	—	—	—	—		—	—	(c)	—
Media	1		—	—	—	—	—		—	1		—
Oil, Gas & Consumable Fuels	—		—	5	42	—	—		—	47		5
Corporate Bonds(b)
Banks	12,087		80	2,102	—	(4,669)	—		—	9,600		1,448
Capital Markets	7,402		63	2,125	—	—	—		—	9,590		2,125
Chemicals	—		—	— (c)	—	—	—	(c)	—	—	(c)	—	(c)
Oil, Gas & Consumable Fuels	—	(c)	—	—	—	—	—		—	—	(c)	—
Loan Assignments(b)
Containers & Packaging	—		—	1	358	—	—		—	359		1
Health Care Equipment & Supplies	522		— (c)	2	—	(524)	—		—	—		—
Household Durables	—		—	4	245	—	—		—	249		4
Independent Power and Renewable Electricity Producers	636		(10)	(108)	1,257	(1,596)	—		—	179		1
Internet Software & Services	—		—	4	477	—	—		—	481		4
Professional Services	1,989		(8)	(12)	—	(1,969)	—		—	—		—
Semiconductors & Semiconductor Equipment	—		—	1	2,966	(169)	—		—	2,798		—	(c)
Specialty Retail	—		—	2	149	—	—		—	151		2
Convertible Bond(b)
Semiconductors & Semiconductor Equipment	—		—	(597)	—	—	1,327		—	730		(597)
Rights(a)
Biotechnology	96		—	92	—	—	—		—	188		95
Food & Staples Retailing	30		—	—	—	—	—		—	30		—

See Notes to Consolidated Financial Statements

64

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

(000's omitted)	Beginning balance as of 11/1/2016		Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)		Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2017		Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Media	$—		$—	$98		$24		$—	$—	$—	$122		$98
Pharmaceuticals	—	(c)	—	—		—		—	—	—	—	(c)	—
Semiconductors & Semiconductor Equipment	—		—	915		—		—	1,392	—	2,307		915
Wireless Telecommunication Services	189		—	15		—		(204)	—	—	—		—
Warrants(a)
Biotechnology	—		—	—		—	(c)	—	—	—	—	(c)	—
Insurance	—	(c)	—	—	(c)	—		— (c)	—	—	—		—
Total	$22,962		$125	$4,656		$5,518		$(9,131)	$2,719	$—	$26,849		$4,108

(a)  As of the six months ended April 30, 2017, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)  As of the six months ended April 30, 2017, these securities were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(c)  Amount less than one thousand.

As of the six months ended April 30, 2017, certain securities were transferred from one level (as of October 31, 2016) to another. Based on beginning of period market values as of November 1, 2016, $2,719,023 was transferred from Level 2 to Level 3. Corporate bonds and convertible bonds that transferred in or out of Level 3 were primarily due to the pricing methodology being based on a Board approved in the good-faith belief that the resulting valuation will reflect the fair value of these securities (Level 3) or a single broker quote (Level 3).

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's short investments as of April 30, 2017:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks Sold Short
IT Services	$(789)	$—	$(3)	$(792)
Other Common Stocks Sold Short(a)	(72,892)	—	—	(72,892)
Total Common Stocks Sold Short	(73,681)	—	(3)	(73,684)

See Notes to Consolidated Financial Statements

65

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3*	Total
Corporate Bonds Sold Short(a)	$—	$(7,281)	$—	$(7,281)
Exchange Traded Funds Sold Short	(5,663)	—	—	(5,663)
Master Limited Partnerships Sold Short(a)	(2,962)	—	—	(2,962)
Exchange Traded Note Sold Short	(838)	—	—	(838)
Total Short Positions	$(83,144)	$(7,281)	$(3)	$(90,428)

(a)  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

*  The following is a reconciliation between the beginning and ending balances of short investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Investments in Securities:
Common Stocks Sold Short(a)
IT Services	$(27)	$—	$27	$(3)	$—	$—	$—	$(3)	$—
Total	$(27)	$—	$27	$(3)	$—	$—	$—	$(3)	$—

(a)  As of the six months ended April 30, 2017, these securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2017:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3*	Total
Forward contracts(a)
Assets	$—	$551	$—	$551
Liabilities	—	(712)	—	(712)
Futures(a)
Assets	729	6	—	735
Liabilities	(2,625)	—	—	(2,625)
Swaps(a)
Assets	—	3,777	116	3,893
Liabilities	—	(3,497)	—	(3,497)
Options written
Liabilities	(6)	—	—	(6)
Total	$(1,902)	$125	$116	$(1,661)

See Notes to Consolidated Financial Statements

66

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

(a)  Forward contracts and futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument. Swaps are reported at the cumulative unrealized appreciation/(depreciation), with the exception of credit default swaps, which are reported in the table at value.

*  The following is a reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2016	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2017	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2017
Investments in Securities:
Equity Swaps(a)
Brazil	$(1,124)	$—	$1,124	$—	$—	$—	$—	$—	$—
United States	116	—	—	—	—	—	—	116	—
Option contracts written(b)
United States	(1)	—	1	—	—	—	—	—	—
Total	$(1,009)	$—	$1,125	$—	$—	$—	$—	$116	$—

(a)  As of the six months ended April 30, 2017, these securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(b)  As of the six months ended April 30, 2017, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Consolidated Financial Statements

67

Consolidated Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted, except per share amounts)

ABSOLUTE RETURN MULTI-MANAGER FUND
April 30, 2017
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$459,961
Cash	4,983
Foreign currency*	5,390
Cash collateral segregated for short sales (Note A)	83,156
Cash collateral segregated for futures contracts (Note A)	4,565
Cash collateral segregated for swap contracts (Note A)	12,433
Cash collateral segregated for forward foreign currency contracts (Note A)	305
Dividends and interest receivable	1,446
Receivable for securities sold	17,077
Receivable for Fund shares sold	671
OTC swap contracts, at value (Note A)	3,893
Receivable for forward foreign currency contracts (Note A)	551
Prepaid expenses and other assets	53
Total Assets	594,484
Liabilities
Investments sold short, at value** (Note A)	90,428
Options contracts written, at value*** (Note A)	6
Dividends and interest payable for short sales	166
OTC swap contracts, at value (Note A)	2,989
Payable to administrator—net (Note B)	40
Payable to investment manager (Note B)	665
Payable for securities purchased	24,050
Payable for variation margin on centrally cleared swap contracts	17
Payable for Fund shares redeemed	1,569
Payable for variation margin on futures contracts (Note A)	109
Payable for forward foreign currency contracts (Note A)	712
Accrued expenses and other payables	449
Total Liabilities	121,200
Net Assets	$473,284
Net Assets consist of:
Paid-in capital	$595,999
Undistributed net investment income (loss)	698
Accumulated net realized gains (losses) on investments	(128,989)
Net unrealized appreciation (depreciation) in value of investments	5,576
Net Assets	$473,284
Net Assets
Institutional Class	$421,180
Class A	25,168
Class C	24,950
Class R6	1,986

See Notes to Consolidated Financial Statements

68

Consolidated Statement of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted, except per share amounts)

ABSOLUTE RETURN MULTI-MANAGER FUND
April 30, 2017
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	40,156
Class A	2,422
Class C	2,489
Class R6	189
Net Asset Value, offering and redemption price per share
Institutional Class	$10.49
Class R6	$10.49
Net Asset Value and redemption price per share
Class A	$10.39
Offering Price per share
Class A‡	$11.02
Net Asset Value and offering price per share
Class C^	$10.03
*Cost of Investments:
Unaffiliated issuers	$451,967
Total cost of foreign currency	$4,980
**Proceeds from investments sold short	$88,896
***Premium received from option contracts written	$12

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Consolidated Financial Statements

69

Consolidated Statement of Operations (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted)

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Six Months Ended April 30, 2017
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,926
Interest income—unaffiliated issuers	5,864
Foreign taxes withheld (Note A)	(8)
Total income	$7,782
Expenses:
Investment management fees (Note B)	4,384
Administration fees (Note B)	156
Administration fees (Note B):
Institutional Class	198
Class A	47
Class C	31
Class R6	0
Distribution fees (Note B):
Class A	59
Class C	157
Shareholder servicing agent fees:
Institutional Class	4
Class A	18
Class C	5
Audit fees	72
Custodian and accounting fees (Note A)	248
Legal fees	120
Registration and filing fees	60
Shareholder reports	129
Trustees' fees and expenses	27
Dividend and interest expense on securities sold short (Note A)	1,696
Interest expense	3
Miscellaneous	46
Total expenses	7,460
Expenses reimbursed by Management (Note B)	(361)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)
Total net expenses	7,098
Net investment income (loss)	$684

See Notes to Consolidated Financial Statements

70

Consolidated Statement of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Six Months Ended April 30, 2017
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	7,685
Sales of investment securities of unaffiliated issuers sold short	(7,048)
Forward foreign currency contracts	553
Foreign currency	(736)
Futures contracts	1,104
Option contracts written	202
Swap contracts	(553)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	19,212
Unaffiliated investment securities sold short	(3,376)
Forward foreign currency contracts	(355)
Foreign currency	388
Futures contracts	(2,570)
Option contracts written	(21)
Swap contracts	1,169
Net gain (loss) on investments	15,654
Net increase (decrease) in net assets resulting from operations	$16,338

See Notes to Consolidated Financial Statements

71

Consolidated Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	ABSOLUTE RETURN MULTI-MANAGER FUND
	For the Six Months Ended April 30, 2017 (Unaudited)	For the Year Ended October 31, 2016
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$684	$692
Net realized gain (loss) on investments	1,207	(94,484)
Change in net unrealized appreciation (depreciation) of investments	14,447	51,449
Net increase (decrease) in net assets resulting from operations	16,338	(42,343)
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	—	(2,529)
Class R6	—	(53)
Net realized gain on investments:
Institutional Class	—	(10,417)
Class A	—	(1,839)
Class C	—	(784)
Class R6	—	(165)
Total distributions to shareholders	—	(15,787)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	80,242	244,845
Class A	3,141	25,581
Class C	353	5,121
Class R6	285	7,223
Proceeds from reinvestment of dividends and distributions:
Institutional Class	—	11,386
Class A	—	1,650
Class C	—	583
Class R6	—	218
Payments for shares redeemed:
Institutional Class	(158,589)	(1,067,992)
Class A	(42,495)	(166,834)
Class C	(17,175)	(48,443)
Class R6	(1,795)	(20,564)
Net increase (decrease) from Fund share transactions	(136,033)	(1,007,226)
Net Increase (Decrease) in Net Assets	(119,695)	(1,065,356)
Net Assets:
Beginning of period	592,979	1,658,335
End of period	$473,284	$592,979
Undistributed net investment income (loss) at end of period	698	14

See Notes to Consolidated Financial Statements

72

Notes to Consolidated Financial Statements Absolute Return Multi-Manager Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Neuberger Berman Absolute Return Multi-Manager Fund ("Absolute Return Multi-Manager", or the "Fund") is a separate operating series of the Trust, and is diversified. The Fund offers Institutional Class shares, Class A shares, Class C shares and Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("NBIA" or "Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

As of November 2, 2015, the Fund invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. The Fund is and expects to be the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of April 30, 2017, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$19,136,612	4.0%

The Consolidated Financial Statements include all investments and other accounts of the Subsidiary as if held directly by the Fund. A summary of the Subsidiary's financial information is presented below:

Subsidiary Financial Statement Information	Amount ($000)
Total Assets	20,243
Total Liabilities	(1,106)
Net Assets	19,137
Net Investment Income (Loss)	(41)
Realized Net Gain (Loss)	(1,358)
Change in Unrealized Appreciation (Depreciation)	219
Net Increase Decrease in Net Assets Resulting from Operations	(1,180)

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes

73

the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 — unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, exchange-traded funds, exchange-traded notes, exchange-traded options purchased and options written, master limited partnerships, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

74

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of total return swaps on futures contracts is determined by Management by obtaining valuations from independent pricing services based on the settlement price of the underlying futures contract. (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (generally Level 2 or Level 3 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data, LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which the Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated,

75

the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translation: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlement of a class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended April 30, 2017, was $11,971.

6  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as regulated investment companies ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2017, the Fund did not have any unrecognized tax positions.

At April 30, 2017 the cost of investments for U.S. federal income tax basis was $451,966,885. Gross unrealized appreciation of investments was $21,259,588 and gross unrealized depreciation of investments was $13,265,633, resulting in net unrealized appreciation of $7,993,955 based on cost for U.S. federal income tax purposes.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

76

As determined on October 31, 2016, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: netting of net ordinary losses with short-term capital gains, income recognized on swap transactions, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2016, the Fund recorded the following permanent reclassifications:

Paid-In Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(3,579,305)	$(2,397,422)	$5,976,727

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 was as follows:

Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
$15,787,471	$43,555,538	$—	$—	$—	$1,036,454	$—	$—	$15,787,471	$44,591,992

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$(26,745,380)	$(110,616,921)	$(1,689,485)	$(139,051,786)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, short sales, options and straddles, mark-to-market adjustments on swaps, futures and forwards, unamortized organization expenses, tax adjustments related to real estate investment trusts ("REITs"), PFICs, partnerships, swap contracts, short sales and other investments, capital loss carryforwards and partnership basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2016, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Long-Term	Short-Term
$44,286,401	$66,330,520

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2017, there were no outstanding balances of accrued capital gains taxes for the Fund.

8  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

77

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2016, the Fund estimated these amounts for the period January 1, 2016 to October 31, 2016 within the financial statements because the 2016 information is not available from the REITs until after the Fund's fiscal year-end. At April 30, 2017, the Fund estimated these amounts for the period January 1, 2017 to April 30, 2017 within the financial statements because the 2017 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2016, the character of distributions paid to shareholders of the Fund disclosed within the Consolidated Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Consolidated Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash or liquid securities in an amount at least

78

equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. The net amount of fees incurred are included in the "Dividend and interest expense on securities sold short" on the Consolidated Statement of Operations and were $125,575 for the six months ended April 30, 2017.

At April 30, 2017, the Fund had cash pledged in the amount of $83,155,622 to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these assets. At April 30, 2017, the Fund had securities pledged in the amount of $24,194,673 to JPM to cover collateral requirements for borrowing in connection with securities sold short and options written.

12  Investment company securities, exchange traded funds and exchange traded notes: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Fund may also invest in exchange traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. The Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

13  Derivative instruments: The Fund's use of derivatives during the six months ended April 30, 2017, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives, if any, at April 30, 2017. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the six months ended April 30, 2017, the Fund used credit default swaps as part of its investment strategies, to enhance returns and to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties.

When the Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make

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(or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of the swap. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Centrally cleared swaps: Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Futures contracts: During the six months ended April 30, 2017, the Fund used futures for economic hedging purposes and to enhance returns.

At the time the Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

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Equity swap contracts: During the six months ended April 30, 2017, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Total return swap contracts: During the six months ended April 30, 2017, the Fund used total return swaps to hedge certain indices and provide investment exposure to certain investments, primarily foreign securities. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of swaps is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

Forward foreign currency contracts: During the six months ended April 30, 2017, the Fund used forward foreign currency contracts to hedge foreign currency and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Consolidated Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Options: For the six months ended April 30, 2017, the Fund used written options to generate incremental returns. The Fund used purchased option contracts ("options purchased") to manage or adjust the risk profile and the investment exposure of the Fund to certain securities and to enhance returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

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Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

The Fund may write or purchase options on exchange traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

At April 30, 2017, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
OTC swaps	OTC swap contracts, at value(1)	$273	$—	$3,620	$—	$—	$3,893
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	49	111	58	517	735
Forward contracts	Receivable for forward foreign currency contracts	—	551	—	—	—	551
Options purchased	Investments in securities, at value	—	—	457	—	—	457
Total Value—Assets		$273	$600	$4,188	$58	$517	$5,636

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Liability Derivatives
(000's omitted)

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
OTC swaps	OTC swap contracts, at value(1)	$(669)	$—	$(2,320)	$—	$—	$(2,989)
Centrally cleared swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(3)	(508)	—	—	—	—	(508)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	(1,266)	(582)	(271)	(506)	(2,625)
Forward contracts	Payable for forward foreign currency contracts	—	(712)	—	—	—	(712)
Options written	Option contracts written, at value	—	—	(6)	—	—	(6)
Total Value—Liabilities		$(1,177)	$(1,978)	$(2,908)	$(271)	$(506)	$(6,840)

(1)  "OTC swap contracts" reflects the unrealized appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of April 30, 2017, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "OTC swap contracts, at value."

(2)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of April 30, 2017, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The current day's variation margin as of April 30, 2017, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

(3)  "Centrally cleared swap contracts" reflects the cumulative unrealized appreciation/(depreciation) of centrally cleared swaps as of April 30, 2017, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments". Only the current day's variation margin on centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on centrally cleared swap contracts."

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The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the six months ended April 30, 2017, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Net realized gain (loss) on: Forward foreign currency contracts	$—	$552	$—	$—	$—	$552
Futures	Net realized gain (loss) on: Futures contracts	—	4,082	(1,155)	(811)	(1,012)	1,104
Options purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	—	—	(1,197)	—	—	(1,197)
Options written	Net realized gain (loss) on: Option contracts written	—	—	202	—	—	202
Swaps	Net realized gain (loss) on: Swaps contracts	(127)	—	(426)	—	—	(553)
Total Realized Gain/(Loss)		$(127)	$4,634	$(2,576)	$(811)	$(1,012)	$108

Change in Appreciation/(Depreciation)
(000's omitted)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: Forward foreign currency contracts	$—	$(355)	$—	$—	$—	$(355)
Futures	Change in net unrealized appreciation (depreciation) in value of: Futures contracts	—	(2,644)	(286)	181	179	(2,570)
Options purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities	—	—	(1,025)	—	—	(1,025)
Options written	Change in net unrealized appreciation (depreciation) in value of: Option contracts written	—	—	(21)	—	—	(21)
Swaps	Change in net unrealized appreciation (depreciation) in value of: Swap contracts	(526)	—	1,695	—	—	1,169
Total Change in Appreciation/ (Depreciation)		$(526)	$(2,999)	$363	$181	$179	$(2,802)

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While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Consolidated Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2017.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
OTC swap contracts	$3,893	$—	$3,893
Forward contracts	551	—	551
Total	$4,444	$—	$4,444

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Bank of America, NA	$557	$(502)	$—	$55
JPMorgan Chase Bank, NA	772	(772)	—	—
Morgan Stanley Capital Services LLC	3,115	(1,975)	—	1,140
	$4,444	$(3,249)	$—	$1,195

Description (000's omitted)	Gross Amounts of Recognized Liabilites	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
OTC swap contracts	$(2,989)	$—	$(2,989)
Forward contracts	(712)	—	(712)
Total	$(3,701)	$—	$(3,701)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Liabilites Presented in the Consolidated Statement of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Bank of America, NA	$(502)	$502	$—	$—
JPMorgan Chase Bank, NA	(1,224)	772	452	—
Morgan Stanley Capital Services LLC	(1,975)	1,975	—	—
	$(3,701)	$3,249	$452	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

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(b)  Net Amount represents amounts subject to loss as of April 30, 2017, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2017.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Unfunded loan commitments: The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. As of April 30, 2017, there were no outstanding unfunded loan commitments.

16  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2017, the impact of this arrangement was a reduction of expenses of $616.

17  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2017, the Investment Management fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 1.68% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Institutional Class of the Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, Class A and Class C of the Fund pays Management an administration fee at the annual rate of 0.20% of its average daily net assets and Class R6 of the Fund pays Management an administration fee at the annual rate of 0.02% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, as of August 12, 2014, dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund

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has agreed to share with the Subsidiary. For the six months ended April 30, 2017, these Subsidiary expenses amounted to $66,818.

During the six months ended April 30, 2017, no classes repaid Management under their contractual expense limitation agreements.

At April 30, 2017, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Year Ending, October 31,
			2014	2015	2016	2017
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2017	2018	2019	2020
Absolute Return Multi-Manager Institutional Class	1.97%	10/31/20	$759,554	$—	$377,847	$285,899
Absolute Return Multi-Manager Class A	2.33%	10/31/20	316,015	—	89,779	48,218
Absolute Return Multi-Manager Class C	3.08%	10/31/20	44,890	—	40,256	25,105
Absolute Return Multi-Manager Class R6	1.90%	10/31/20	—	—	1,667	1,870

(1)  Expense limitation per annum of the respective class' average daily net assets.

Until December 31, 2015, NB Alternative Investment Management LLC ("NBAIM"), was the investment adviser to the Fund, and was retained by Neuberger Berman Management LLC ("NBM") to provide day-to-day investment management services, including oversight of the Fund's investments and handling its day-to-day business, including the oversight of the subadvisers' investment activities, and received a monthly fee paid by NBM. As investment manager, NBM was responsible for overseeing the investment activities of NBAIM. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBAIM and/or Management. As a result of the entity consolidation described on page 4 of this Semi-Annual Report, the services previously provided by NBAIM are being provided by NBIA as of January 1, 2016.

At April 30, 2017, Management engaged Blue Jay Capital Management, LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, GSA Capital Partners LLP, Levin Capital Strategies, LP, P/E Global, LLC, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP as subadvisers of the Fund to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from the Fund.

The Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

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Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2017, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$3,359	$—	$—	$—
Class C	—	1,113	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2017, there were purchase and sale transactions of long-term securities (excluding equity swaps, total return swaps, credit default swaps, forward contracts, futures and option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short excluding U.S. Government and Agency Obligations
	$3,477	$919,366	$241,383	$3,523	$1,040,802	$282,197

During the six months ended April 30, 2017, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2017 and year ended October 31, 2016 was as follows:

	For the Six Months Ended April 30, 2016				For the Year Ended October 31, 2016
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	7,705	—	(15,282)	(7,577)	24,318	1,124	(106,001)	(80,559)
Class A	303	—	(4,108)	(3,805)	2,545	164	(16,727)	(14,018)
Class C	36	—	(1,728)	(1,692)	523	59	(4,974)	(4,392)
Class R6	27	—	(172)	(145)	710	22	(2,059)	(1,327)

Note E—Line of Credit:

At April 30, 2017, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Absolute Return Multi-Manager Fund and another fund in the complex are subject to a separate limitation under the Credit Facility and collectively can only borrow $200,000,000 at any one time. Series of other investment companies managed by

88

Management also participate in this line of credit on substantially the same terms except that they are not subject to that $200,000,000 limitation. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2017. During the period ended April 30, 2017, the Fund did not utilize the line of credit.

Note F—Recent Accounting Pronouncements:

In October 2016, the U.S. Securities and Exchange Commission ("SEC") adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

In December 2016, FASB issued ASU No. 2016-19, "Technical Corrections and Improvements" ("ASU 2016-19"). The guidance includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique. The amendments also require an entity to disclose when it has changed either a valuation approach and/or a valuation technique. The guidance is effective for interim and annual reporting periods beginning after December 15, 2016. Management is currently evaluating the impact, if any, of applying this guidance.

Note G—Subsequent Event:

Subsequent to the semi-annual reporting period ended April 30, 2017, GSA Capital Partners LLP ("GSA") no longer acts as a subadviser to the Fund.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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90

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including short sales)		Portfolio Turnover Rate (excluding short sales)
Absolute Return Multi-Manager Fund
Institutional Class
4/30/2017ß (Unaudited)	$10.18	$0.02	$0.29	$0.31	$—	$—	$—	$—	$10.49	3.05	%**	$421.2	2.75	%*	2.11	%*	2.63	%*Ø	1.98	%*Ø	0.37	%*	208	%**	193	%**
10/31/2016ß	$10.47	$0.02	$(0.18)	$(0.16)	$(0.03)	$(0.10)	$—	$(0.13)	$10.18	(1.57)%		$485.8	2.83	%‡	2.02	%‡	2.78	%Ø§‡	1.97	%Ø§‡	0.18	%‡	485%		474%
10/31/2015	$11.00	$(0.04)	$(0.19)	$(0.23)	$(0.07)	$(0.23)	$—	$(0.30)	$10.47	(2.10)%		$1,343.3	2.71%		1.97%		2.71	%Ø§	1.97	%Ø§	(0.40)%		433%		452%
10/31/2014	$10.86	$(0.01)	$0.22	$0.21	$—	$(0.07)	$—	$(0.07)	$11.00	1.96%		$1,275.3	2.64%		2.13%		2.55	%Ø	2.04	%Ø	(0.10)%		329%		257%
10/31/2013	$10.00	$(0.08)	$1.00	$0.92	$(0.02)	$(0.04)	$—	$(0.06)	$10.86	9.19%		$324.3	2.89%		2.60%		2.30	%Ø	2.01	%Ø	(0.74)%		421%		330%
Period from 05/15/2012^ to 10/31/2012	$10.00	$(0.08)	$0.08	$—	$—	$—	$—	$—	$10.00	0.00	%**	$33.2	7.86	%*‡	7.50	%*‡	2.81	%*‡	2.45	%*‡	(1.81	)%*‡	270	%**	213	%**
Class A
4/30/2017ß (Unaudited)	$10.10	$(0.00)	$0.29	$0.29	$—	$—	$—	$—	$10.39	2.87	%**	$25.2	3.20	%*	2.54	%*	3.00	%*Ø	2.33	%*Ø	(0.03	)%*	208	%**	193	%**
10/31/2016ß	$10.40	$(0.02)	$(0.18)	$(0.20)	$—	$(0.10)	$—	$(0.10)	$10.10	(1.91)%		$62.9	3.20	%‡	2.40	%‡	3.13	%Ø§‡	2.33	%Ø§‡	(0.16	)%‡	485%		474%
10/31/2015	$10.92	$(0.08)	$(0.18)	$(0.26)	$(0.03)	$(0.23)	$—	$(0.26)	$10.40	(2.47)%		$210.6	3.06%		2.33%		3.06	%Ø§	2.33	%Ø§	(0.71)%		433%		452%
10/31/2014	$10.82	$(0.04)	$0.21	$0.17	$—	$(0.07)	$—	$(0.07)	$10.92	1.60%		$242.2	3.02%		2.49%		2.90	%Ø	2.38	%Ø	(0.40)%		329%		257%
10/31/2013	$9.99	$(0.12)	$0.99	$0.87	$—	$(0.04)	$—	$(0.04)	$10.82	8.70%		$124.7	3.27%		2.99%		2.62	%Ø	2.34	%Ø	(1.17)%		421%		330%
Period from 05/15/2012^ to 10/31/2012	$10.00	$(0.09)	$0.08	$(0.01)	$—	$—	$—	$—	$9.99	(0.10	)%**	$1.8	8.67	%*‡	8.26	%*‡	3.22	%*‡	2.81	%*‡	(2.02	)%*‡	270	%**	213	%**
Class C
4/30/2017ß (Unaudited)	$9.78	$(0.04)	$0.29	$0.25	$—	$—	$—	$—	$10.03	2.56	%**	$25.0	3.91	%*	3.24	%*	3.75	%*Ø	3.09	%*Ø	(0.76	)%*	208	%**	193	%**
10/31/2016ß	$10.15	$(0.09)	$(0.18)	$(0.27)	$—	$(0.10)	$—	$(0.10)	$9.78	(2.66)%		$40.9	3.96	%‡	3.15	%‡	3.89	%Ø§‡	3.08	%Ø§‡	(0.96	)%‡	485%		474%
10/31/2015	$10.72	$(0.16)	$(0.18)	$(0.34)	$—	$(0.23)	$—	$(0.23)	$10.15	(3.21)%		$87.1	3.81%		3.08%		3.81	%Ø§	3.08	%Ø§	(1.48)%		433%		452%
10/31/2014	$10.71	$(0.13)	$0.21	$0.08	$—	$(0.07)	$—	$(0.07)	$10.72	0.77%		$95.3	3.77%		3.26%		3.66	%Ø	3.15	%Ø	(1.18)%		329%		257%
10/31/2013	$9.95	$(0.21)	$1.01	$0.80	$—	$(0.04)	$—	$(0.04)	$10.71	8.03%		$21.3	4.01%		3.72%		3.38	%Ø	3.09	%Ø	(1.94)%		421%		330%
Period from 05/15/2012^ to 10/31/2012	$10.00	$(0.13)	$0.08	$(0.05)	$—	$—	$—	$—	$9.95	(0.50	)%**	$0.2	13.12	%*‡	12.74	%*‡	3.94	%*‡	3.56	%*‡	(2.86	)%*‡	270	%**	213	%**
Class R6
4/30/2017ß (Unaudited)	$10.17	$0.02	$0.30	$0.32	$—	$—	$—	$—	$10.49	3.15	%**	$2.0	2.69	%*	2.03	%*	2.56	%*Ø	1.91	%*Ø	0.41	%*	208	%**	193	%**
10/31/2016ß	$10.47	$0.04	$(0.21)	$(0.17)	$(0.03)	$(0.10)	$—	$(0.13)	$10.17	(1.58)%		$3.4	2.71	%‡	1.92	%‡	2.69	%Ø§‡	1.90	%Ø§‡	0.37	%‡	485%		474%
10/31/2015	$11.01	$(0.01)	$(0.22)	$(0.23)	$(0.08)	$(0.23)	$—	$(0.31)	$10.47	(2.14)%		$17.4	2.66%		1.90%		2.66	%Ø§	1.90	%Ø§	(0.08)%		433%		452%
Period from 12/31/2013^ to 10/31/2014	$10.99	$0.01	$0.01	$0.02	$—	$—	$—	$—	$11.01	0.18	%**	$32.5	2.56	%*	2.08	%*	2.46	%*Ø	1.98	%*Ø	0.10	%*	329	%ØØ	257	%ØØ
See Notes to Financial Highlights

91

92

Notes to Financial Highlights (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during the fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.

d  The class action proceeds listed in Note A of the Notes to Consolidated Financial Statements, if any, had no impact on the Funds' total returns for the year ended October 31, 2016.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed Certain expenses and/or waived a portion of the investment management fee.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

**  Not annualized.

*  Annualized.

^  The date investment operations commenced.

ß  Consolidated financial highlights (see Note A in Notes to Consolidated Financial Statements).

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had Absolute Return Multi-Manager not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales		Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Six Months Ended April 30, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014			Year Ended October 31, 2013
Absolute Return Multi-Manager Institutional Class	2.63%	1.98%	2.78%	1.97%	2.71%	1.97%	2.55%	2.04%		2.30%	2.01%
Absolute Return Multi-Manager Class A	3.00%	2.33%	3.13%	2.33%	3.06%	2.33%	2.90%	2.38%		2.63%	2.35%
Absolute Return Multi-Manager Class C	3.75%	3.09%	3.89%	3.08%	3.81%	3.08%	3.66%	3.15%		3.39%	3.10%
Absolute Return Multi-Manager Class R6	2.56%	1.91%	2.69%	1.90%	2.66%	1.90%	2.46%	1.98	%(1)	—	—

(1)  Period from December 31, 2013 (Commencement of Operations) to October 31, 2014.

93

Notes to Financial Highlights (Unaudited) (cont'd)

ØØ  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2014 for Absolute Return Multi-Manager.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had Absolute Return Multi-Manager not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2016		Year Ended October 31, 2015
Absolute Return Multi-Manager Institutional Class	2.77%	1.96%	2.64%	1.90%
Absolute Return Multi-Manager Class A	3.13%	2.33%	3.02%	2.29%
Absolute Return Multi-Manager Class C	3.88%	3.07%	3.75%	3.02%
Absolute Return Multi-Manager Class R6	2.68%	1.89%	2.59%	1.83%

94

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Blue Jay Capital Management, LLC
2121 Avenue of the Stars, Suite 2980
Los Angeles, CA 90067

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
One Greenwich Office Park
Greenwich, CT 06831

Levin Capital Strategies, L.P.
595 Madison Avenue, 17th Floor
New York, NY 10022

P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109

Portland Hill Asset Management Limited
21 Knightsbridge
London SW1X7LY, United Kingdom

Sound Point Capital Management, L.P.
375 Park Avenue
New York, NY 10152

TPH Asset Management, LP
Heritage Plaza
1111 Bagby, Suite 4920
Houston, Texas 77002

Custodian

J.P. Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas 22nd Floor
New York, NY 10104-0002
Intermediary Client Services
800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

95

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

96

Board Consideration of New Sub-Advisory Agreement: TPH Asset Management, LP

At a meeting held on October 18, 2016, the Board (the "Board") of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Investment Advisers LLC (the "Manager") (including its affiliates) or the Trust ("Independent Fund Trustees"), evaluated and approved a new investment sub-advisory agreement with respect to Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund") between the Manager and TPH Asset Management, LP ("TPH") (the "New Sub-Advisory Agreement"), which will continue to be responsible for managing a portion of the assets of the Fund. Representatives of the Manager informed the Board that, if approved by the Board, the New Sub-Advisory Agreement will be effective with the closing of the Transaction (as described below). Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940, as amended ("1940 Act"), matters and that is independent of the Manager ("Independent Counsel"). The New Sub-Advisory Agreement took effect on November 30, 2016, upon a change in control of Tudor Pickering Holt & Co. ("TPH & Co."), the parent company of TPH. TPH & Co. merged with Perella Weinberg Partners ("Perella") (the "Transaction") on November 30, 2016, resulting in a change of control of TPH under the 1940 Act and the automatic termination of the previous sub-advisory agreement (the "Previous Sub-Advisory Agreement") between the Fund and TPH relating to provision by TPH of subadvisory services to the Fund.

The Board noted that the Manager and the Fund had obtained from the Securities and Exchange Commission an exemptive order that permitted the Manager to approve TPH as a subadviser to the Fund without a shareholder vote, even though the Transaction would constitute a change in control of TPH, provided the Independent Fund Trustees approve the agreement with TPH and certain other steps are taken.

In evaluating the New Sub-Advisory Agreement with respect to the Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by TPH in response to questions submitted by the Independent Fund Trustees, Independent Counsel, and the Manager, and met with senior representatives of the Manager regarding TPH's personnel, operations and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by the Manager and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees. The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding contract review. The Ethics and Compliance Committee received each quarter from the Fund's Chief Compliance Officer and reviewed a summary of the quarterly compliance questionnaire completed by TPH. Those committees provide reports that feed into the Contract Review Committee, which reviews and takes account of the information.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the New Sub-Advisory Agreement. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of the Manager and TPH.

In connection with its approval of the New Sub-Advisory Agreement, the Board evaluated the terms of the New Sub-Advisory Agreement, the overall fairness of the New Sub-Advisory Agreement to the Fund and whether the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by the Manager and TPH; (2) the investment performance of TPH; (3) the costs of the services provided and the profit or loss realized by the Manager and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee or service levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board also inquired whether

97

there are any other business relationships between the Manager and TPH that might result in the negotiations between them being less than arms-length.

The Board's determination to approve the New Sub-Advisory Agreement was based on a comprehensive consideration of all information provided to the Board. In their deliberations, the Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the New Sub-Advisory Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided to the Fund by TPH under the New Sub-Advisory Agreement, the Board considered the investment philosophy and decision-making processes of TPH and the qualifications, experience and capabilities of, and the resources available to, the portfolio management personnel of TPH who would perform services for the Fund. The Board also considered how the Transaction would affect TPH and reviewed information regarding Perella, which would be merging with the parent of TPH in the Transaction.

The Board further noted that the Manager is responsible for overseeing TPH pursuant to the New Sub-Advisory Agreement and related sub-adviser oversight policies and procedures approved by the Board. Under these procedures, the Manager is responsible for overseeing the investment performance of TPH and evaluating the risk and return of TPH and the Fund as a whole, in addition to other significant oversight responsibilities.

The Board also considered the size and scope of the activities necessary to periodically evaluate the compliance programs and other operational aspects of TPH. In addition, the Board considered the scope and compliance history of the compliance programs of TPH, including the Fund's Chief Compliance Officer's and the Manager's assessment of the compliance programs of TPH. The Board noted the positive compliance history of TPH as no significant compliance problems were reported to the Board. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving TPH, and reviewed information regarding its financial condition, history of operations and any conflicts of interests in managing the Fund. The Board discussed that the Manager's Chief Information Security Officer had evaluated TPH's responses on questions of cybersecurity, business continuity and disaster recovery.

The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of TPH and noted that the Manager monitored the quality of the execution services provided by TPH.

The Board considered information regarding TPH's performance. The Board also reviewed the performance for accounts managed by TPH that were substantially similar in strategy to the strategy TPH will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board also reviewed the Fund's performance in relation to certain measures of the degree of investment risk undertaken by the Fund.

With respect to the overall fairness of the New Sub-Advisory Agreement, the Board considered the Fund's fee structure as compared to a peer group of comparable funds and any fall-out (i.e., indirect) benefits likely to accrue to the Manager and its affiliates from its relationship with the Fund. The Manager indicated that similar comparative information was not available with respect to the amount paid to TPH. The Board did, however, consider the allocation of duties and responsibilities among the Manager and TPH and, in light of that, the amount of fees retained by each. The Board noted, however, that the Manager, and not the Fund, pays the fee to TPH and therefore the fees charged by TPH will not change the overall expenses of the Fund. The Board also monitors throughout the year the potential effect on the profitability of the Manager resulting from changes in sub-advisers and/or their fees. The Board considered the fees TPH charges for similar products. The Board also considered whether there are other business arrangements between the Manager and TPH that could give rise to potential conflicts.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services TPH provides to the Fund. The Board considered whether the New Sub-Advisory Agreement will provide for breakpoints in the fees and, as a general matter, the way in which such breakpoints should factor into the fees paid by the Fund.

98

Conclusions as to New Sub-Advisory Agreement

In approving the New Sub-Advisory Agreement, the Board concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable to the Fund and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that TPH could be expected to provide a high level of service to the Fund; that TPH's fees appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to TPH and its affiliates and the Manager and its affiliates by virtue of their relationship with the Fund were reasonable in light of the expected costs of providing the sub-advisory services and the benefits expected to accrue to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval of the Previous Sub-Advisory Agreement in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent review of the Previous Sub-Advisory Agreement and the review of the New Sub-Advisory Agreement.

99

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

N0087 06/17

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s applicable semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and

President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By: /s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti
        Robert Conti
Chief Executive Officer and President

Date: July 5, 2017

By: /s/ John M. McGovern
        John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 5, 2017